SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

|_|   Preliminary Proxy Statement           |_| Confidential, For Use of the
                                                Commission Only (as permitted
|X|   Definitive Proxy Statement                by Rule 14a-6(e)(2)

|_|   Definitive Additional Material

|_|   Soliciting Material Pursuant to Rule
      14a-11 (c) or Rule 14a-12

--------------------------------------------------------------------------------
                           [LOGO] HAGLER BAILLY, INC.
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.


(1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------

|X|   Fee paid previously with preliminary materials:

|X| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid: $1,014
--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement no.: Schedule 14A
--------------------------------------------------------------------------------
(3)   Filing Party:  Hagler Bailly, Inc.
--------------------------------------------------------------------------------
(4)   Date Filed:  July 2, 1998
--------------------------------------------------------------------------------

Putnam, Hayes & Bartlett, Inc.
One Memorial Drive
Cambridge, Massachusetts 02142



                                                                   July 27, 1998



To the Stockholders of
Putnam, Hayes & Bartlett, Inc.:

     You are cordially invited to attend a special meeting of stockholders of Putnam, Hayes & Bartlett, Inc. ("PHB") to be held on August 27, 1998, at 10:00 a.m. at PHB's offices located at 1776 I "Eye" Street, N.W., Washington, D.C. 20006.

     PHB has entered into an Agreement and Plan of Merger (the "Merger Agreement") with Hagler Bailly, Inc. The Merger Agreement provides for the combination of Hagler Bailly and PHB in a merger of equals (the "Merger"). At the PHB special meeting, you will be asked to consider and approve the Merger Agreement and the Merger provided for therein.

     Under the Merger Agreement, each share of PHB common stock, except those shares of PHB common stock as to which dissenters' rights of appraisal are properly asserted, will be converted into the right to receive a number of shares of Hagler Bailly common stock equal to 6,600,000 divided by the number of shares of PHB common stock issued and outstanding immediately prior to the Merger's effective time (approximately 1.2759 shares of Hagler Bailly for each PHB share as of July 27, 1998), plus cash to be paid in lieu of fractional shares. If the Merger is completed, former PHB stockholders will have approximately 40% of the outstanding shares of Hagler Bailly. After the consummation of the Merger, a number of PHB directors and officers will assume management and director positions with Hagler Bailly and/or its subsidiaries. You are urged to read the accompanying Joint Proxy Statement/Private Placement Memorandum which describes more fully the proposal relating to the Merger Agreement and the Merger.

     The sale of the Hagler Bailly common stock that current PHB common stock holders will receive in connection with the Merger will not be registered under the Securities Act of 1933 or applicable securities law. Accordingly, these shares of Hagler Bailly common stock will be subject to restrictions on transferability and resale. If the Merger closes, you may be required to bear the financial risks of an investment in Hagler Bailly common stock for an indefinite period of time.

     After careful consideration, PHB's Board of Directors has approved the Merger Agreement and the Merger provided for therein and recommends that you vote FOR the approval and adoption of the Merger Agreement and the Merger. The Board of Directors of PHB believes the Merger offers PHB and its stockholders a number of important benefits, including the strategic fit between PHB's and Hagler Bailly's businesses, long-term administrative and operational economies of scale, and the opportunity to enjoy any appreciation in the market price of Hagler Bailly common stock which may occur in the future.

     All stockholders are invited to attend the meeting in person. The affirmative vote of holders of at least two-thirds of the shares of PHB common stock outstanding as of the record date will be necessary under Massachusetts law for approval and adoption of the Merger Agreement, the Merger and the transactions contemplated therein. All of PHB's directors, who beneficially own 4,392,500 shares, or 85%, of the outstanding PHB common stock, have agreed to vote their shares in favor of the Merger Agreement and the Merger.

     However, as provided in the Merger Agreement, the Merger will not take place if the holders of more than 10% of the PHB common stock outstanding at the closing demand appraisal rights as they are entitled under Massachusetts law.

     Whether or not you expect to attend the PHB special meeting in person, please complete, sign and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope to assure representation of your shares. Your prompt cooperation will be appreciated.


                                           Sincerely,


                                           Howard W. Pifer III
                                           Chairman


                                           William E. Dickenson
                                           President and Chief Executive Officer


YOUR PROXY IS IMPORTANT. PLEASE VOTE PROMPTLY. YOU SHOULD NOT SURRENDER OR OTHERWISE ATTEMPT TO EXCHANGE PHB STOCK CERTIFICATES FOR HAGLER BAILLY STOCK CERTIFICATES UNLESS AND UNTIL YOU HAVE RECEIVED APPROPRIATE NOTICE AND INSTRUCTIONS FOR EXCHANGE.

                         Putnam, Hayes & Bartlett, Inc.
                               One Memorial Drive
                         Cambridge, Massachusetts 02142

                               -------------------

                          NOTICE OF SPECIAL MEETING OF
                           STOCKHOLDERS TO BE HELD ON
                                 AUGUST 27, 1998

                               -------------------

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Putnam, Hayes & Bartlett, Inc. ("PHB") will be held on August 27, 1998, at 10:00 a.m. at PHB's offices located at 1776 I "Eye" Street, N.W., Washington, D.C. 20006 for the following purposes:

          1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 11, 1998 (the "Merger Agreement"), by and among PHB, Hagler Bailly, Inc. ("Hagler Bailly") and a Hagler Bailly subsidiary. Under the Merger Agreement, PHB will become a wholly owned subsidiary of Hagler Bailly in a merger transaction (the "Merger") and each of the outstanding shares of PHB common stock, par value $0.01 per share, except those shares as to which dissenters' rights of appraisal have been asserted properly, will be converted into the right to receive a number of shares of Hagler Bailly common stock, par value $0.01 per share, equal to 6,600,000 divided by the number of shares of PHB common stock issued and outstanding immediately prior to the Merger's effective time (approximately 1.2759 Hagler Bailly shares for each PHB share as of July 27, 1998), plus cash to be paid in lieu of fractional shares; and

          2. To transact such other business as may properly come before the PHB special meeting, or any adjournments or postponements thereof.

     The Board of Directors of PHB has fixed the close of business on July 20, 1998 as the record date for the determination of stockholders of PHB entitled to notice of and to vote at the PHB special meeting. Only holders of record of PHB common stock at the close of business on that date will be entitled to notice of and to vote at the PHB special meeting or any adjournments or postponements thereof. Under Massachusetts law, approval and adoption of the Merger Agreement require the affirmative vote of the holders of at least two-thirds of the outstanding shares of PHB common stock. All of PHB's directors, who beneficially own approximately 85% of the PHB common stock outstanding, have agreed to vote their shares in favor of the Merger Agreement and the Merger.

     If the Merger and the Merger Agreement are approved by the holders of PHB common stock at the special meeting and the Merger occurs, any stockholder: (i) who files with PHB, before the taking of the vote on the approval of the Merger and the Merger Agreement, written objection to the proposed actions stating that such stockholder intends to demand payment for his or her shares if the Merger is consummated and (ii) whose shares are not voted in favor of such action, has or may have the right to demand in writing from Putnam, Hayes & Bartlett, Inc., which will survive the Merger as a wholly owned subsidiary of Hagler Bailly (the "Surviving Corporation"), within 20 days after the date written notice that the Merger has become effective is mailed to such stockholder, payment for such stockholder's shares and an appraisal of the value thereof. The Surviving Corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedures set forth in Sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts. The Merger Agreement provides that the Merger will not take place if the holders of more than 10% of the PHB common stock demand their appraisal rights under Massachusetts law.

     The Board of Directors of PHB has determined that the Merger is fair to, and in the best interests of, the stockholders of PHB, has approved the Merger Agreement and the Merger, and recommends that stockholders adopt the Merger Agreement.

By Order of the Board of Directors


      Howard W. Pifer III             William E. Dickenson
      Chairman                        President and Chief Executive Officer


July 27, 1998


WHETHER OR NOT YOU EXPECT TO ATTEND THE PHB SPECIAL MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A STOCKHOLDER WHO EXECUTES A PROXY MAY REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE CORPORATE CLERK OF PHB BY SUBSEQUENTLY FILING ANOTHER PROXY OR BY ATTENDING THE PHB SPECIAL MEETING AND VOTING IN PERSON. STOCKHOLDERS SHOULD NOT SEND IN THEIR STOCK CERTIFICATES WHEN RETURNING THEIR PROXIES.

Hagler Bailly, Inc.
1530 Wilson Boulevard, Suite 400
Arlington, Virginia 22209

                                                                   July 27, 1998


To the Stockholders of
Hagler Bailly, Inc.:

     You are cordially invited to attend a special meeting of stockholders of Hagler Bailly, Inc. to be held on August 27, 1998, at 2:00 p.m. at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209.

     Hagler Bailly has entered into an Agreement and Plan of Merger (the "Merger Agreement") with Putnam, Hayes & Bartlett, Inc. ("PHB"). The Merger Agreement provides for the combination of Hagler Bailly and PHB in a merger of equals (the "Merger"). At the Hagler Bailly special meeting, you will be asked to consider and approve a proposal to authorize the issuance of 6,600,000 shares of common stock, par value $0.01 per share of Hagler Bailly, to the holders of PHB common stock, par value $0.01 per share, in connection with the Merger (the "Share Issuance").

     Under the Merger Agreement, each share of PHB common stock, except those shares of PHB common stock as to which dissenters' rights of appraisal are properly asserted ("Dissenting Shares"), will be converted into the right to receive a number of shares of Hagler Bailly common stock equal to 6,600,000 divided by the number of shares of PHB common stock issued and outstanding immediately prior to the Merger's effective time (approximately 1.2759 Hagler Bailly shares for each PHB share as of July 27, 1998), plus cash to be paid in lieu of fractional shares. If the Merger is completed, former PHB stockholders will have approximately 40% of the outstanding shares of Hagler Bailly. The shares of Hagler Bailly common stock held by Hagler Bailly stockholders immediately prior to the Merger will remain unchanged by the Merger. After the consummation of the Merger, a number of PHB directors and officers will assume management and director positions with Hagler Bailly and/or its subsidiaries. The accompanying Joint Proxy Statement/Private Placement Memorandum describes more fully the proposal relating to the Merger.

     After careful consideration, Hagler Bailly's Board of Directors has approved unanimously the Merger Agreement and the Merger provided for therein and recommends that you vote FOR the Share Issuance in connection with the Merger. The Board of Directors of Hagler Bailly believes the Merger offers Hagler Bailly and its stockholders a number of important benefits, including the strategic fit between Hagler Bailly's and PHB's businesses and long-term administrative and operational economies of scale.

     Donaldson, Lufkin & Jenrette, Inc. ("DLJ") has delivered an opinion to the Board of Directors of Hagler Bailly that the consideration Hagler Bailly is paying in the Merger is fair, from a financial point of view, to the Hagler Bailly stockholders. DLJ's opinion describes the matters it considered and the scope of its review undertaken in rendering the opinion. DLJ's opinion and presentations to the Hagler Bailly directors, together with a review by the Hagler Bailly directors of the assumptions used by DLJ, were among the factors the Hagler Bailly Board of Directors considered in reaching its determination to approve the Merger Agreement and the Merger. A copy of the DLJ opinion is attached to the accompanying proxy statement as Annex B.

     At the Hagler Bailly special meeting, you will also be asked to consider and in separate votes approve: (i) a proposed amendment to Hagler Bailly's
Certificate of Incorporation to increase the authorized number of shares of Hagler Bailly common stock from 20,000,000 to 50,000,000 shares and (ii) a proposed amendment to the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan to increase the number of shares authorized to be issued under the plan from 3,200,000 to 5,000,000. After careful consideration, Hagler Bailly's Board of Directors has approved both of these amendments and recommends that you vote FOR their approval. The Merger is not conditioned upon the approval of either of these amendments.

     All stockholders are invited to attend the meeting in person. Approval of the Share Issuance and the amendment to the option plan each require the affirmative vote of the majority of the total votes cast regarding each such proposal. Approval of the amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Hagler Bailly common stock. Stockholders are urged to review carefully the information contained in the accompanying proxy statement.

     The directors and certain officers of Hagler Bailly have agreed to vote their respective shares of Hagler Bailly common stock in favor of the Share Issuance. These Hagler Bailly stockholders beneficially owned, as of the Hagler Bailly record date, an aggregate of 2,624,824 shares, or approximately 27%, of the outstanding Hagler Bailly common stock entitled to vote at the Hagler Bailly special meeting. It is expected that each of these Hagler Bailly stockholders will also vote his shares of Hagler Bailly common stock for approval of the respective amendments to the Certificate of Incorporation and the stock plan.

     Whether or not you expect to attend the Hagler Bailly special meeting in person, please complete, sign and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope to assure representation of your shares. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.



                                                Sincerely,

                                                /s/ Henri-Claude Bailly

                                                Henri-Claude Bailly
                                                President, Chief Executive
                                                Officer and Chairman


YOUR PROXY IS IMPORTANT-PLEASE VOTE PROMPTLY.

                               Hagler Bailly, Inc.
                        1530 Wilson Boulevard, Suite 400
                            Arlington, Virginia 22209

                               -------------------

                          NOTICE OF SPECIAL MEETING OF
                           STOCKHOLDERS TO BE HELD ON
                                 AUGUST 27, 1998

                               -------------------

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Hagler Bailly, Inc. will be held on August 27, 1998 at 2:00 p.m. at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209 for the following purposes:

          1. To consider and vote upon a proposal to approve the issuance of 6,600,000 shares of Hagler Bailly common stock, par value $0.01, pursuant to the Agreement and Plan of Merger, dated as of June 11, 1998 (the "Merger Agreement"), by and among Hagler Bailly, Putnam, Hayes and Bartlett, Inc. ("PHB") and a wholly owned subsidiary of Hagler Bailly. Under the Merger Agreement, PHB will become a wholly owned subsidiary of Hagler Bailly in a merger transaction (the "Merger"), and each of the outstanding shares of PHB common stock, par value $0.01 per share, except those shares as to which dissenters' rights of appraisal have been asserted properly, will be converted into the right to receive a number of shares of Hagler Bailly common stock equal to 6,600,000 divided by the number of shares of PHB common stock issued and outstanding immediately prior to the Merger's effective time (approximately 1.2759 Hagler Bailly shares for each PHB share as of July 27, 1998), plus cash to be paid in lieu of fractional shares, subject to adjustment;

          2. To consider and vote upon a proposed amendment to Hagler Bailly's Certificate of Incorporation to increase the authorized number of shares of Hagler Bailly common stock from 20,000,000 to 50,000,000 shares;

          3. To consider and vote upon a proposed amendment to the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan to increase the number of shares authorized to be issued under the plan from 3,200,000 to 5,000,000; and

          4. To transact such other business as may properly come before the Hagler Bailly special meeting, or any adjournments or postponements thereof.

     The Board of Directors of Hagler Bailly has fixed the close of business on July 15, 1998 as the record date for the determination of stockholders of Hagler Bailly entitled to notice of and to vote at the Hagler Bailly special meeting. Only holders of record of Hagler Bailly common stock at the close of business on that date will be entitled to notice of and to vote at the Hagler Bailly special meeting or any adjournments or postponements thereof.

                                By Order of the Board of Directors


                                Henri-Claude A. Bailly
                                President, Chief Executive Officer and Chairman



July 27, 1998


WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE HAGLER BAILLY SPECIAL MEETING IN PERSON. YOUR PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT IS VOTED AT THE HAGLER BAILLY SPECIAL MEETING.

                              JOINT PROXY STATEMENT
                                       of
                               HAGLER BAILLY, INC.
                                       and
                         PUTNAM, HAYES & BARTLETT, INC.

                             ----------------------

                          PRIVATE PLACEMENT MEMORANDUM
                                       of
                               HAGLER BAILLY, INC.

                             ----------------------

     This Joint Proxy Statement/Private Placement Memorandum ("Joint Proxy Statement/PPM") is being furnished to stockholders of Hagler Bailly, Inc. ("Hagler Bailly"). It relates to the special meeting of Hagler Bailly stockholders to be held on August 27, 1998, at 2:00 p.m. at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209, and to any adjournments or postponements of the Hagler Bailly special meeting. This Joint Proxy Statement/PPM is first being mailed to Hagler Bailly stockholders on or about July 27, 1998.

     In addition, this Joint Proxy Statement/PPM is being furnished to stockholders of Putnam, Hayes & Bartlett, Inc. ("PHB"). It relates to the special meeting of PHB stockholders to be held on August 27, 1998, at 10:00 a.m. at PHB's offices located at 1776 I "Eye" Street, N.W., Washington, D.C. 20006, and to any adjournments or postponements of the PHB special meeting. This Joint Proxy Statement/PPM also serves as a private placement memorandum regarding shares of Hagler Bailly common stock, par value $0.01, to be issued as part of the Merger (as defined below) and is first being mailed to PHB stockholders on or about July 27, 1998.

     At the PHB special meeting, the principal item of business will be a vote on the Agreement and Plan of Merger, dated as of June 11, 1998 (the "Merger Agreement"), by and between Hagler Bailly, PHB and a wholly owned subsidiary of Hagler Bailly ("Merger Sub") under which PHB will become a wholly owned subsidiary of Hagler Bailly in a merger transaction (the "Merger"). At the Hagler Bailly special meeting, the Hagler Bailly stockholders will be asked to approve, in separate votes, the issuance of up to 6,600,000 shares of Hagler Bailly common stock in connection with the Merger (the "Share Issuance"), an amendment to Hagler Bailly's Certificate of Incorporation that would increase the maximum number of authorized shares of Hagler Bailly common stock from 20,000,000 to 50,000,000 shares (the "Certificate Amendment") and an amendment to the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan to increase the number of shares authorized to be issued under the plan from 3,200,000 to 5,000,000 (the "Stock Option Plan Amendment"). Neither the approval of the Certificate Amendment nor the Stock Option Plan Amendment is a condition to the Merger.

     The Merger Agreement provides for a merger of equals of Hagler Bailly and PHB whereby Merger Sub will be merged with and into PHB, with PHB continuing as the surviving corporation and as a wholly owned subsidiary of Hagler Bailly (the "Surviving Corporation"). As part of the Merger, each issued and outstanding share of PHB common stock par value $0.01 per share, except treasury stock and those shares of PHB common stock as to which dissenters' rights of appraisal have been properly asserted ("Dissenting Shares"), will be converted into the right to receive a number of shares of Hagler Bailly common stock, equal to 6,600,000 divided by the number of shares of PHB common stock issued and outstanding immediately prior to the Effective Time (as defined below). Based on the 5,172,500 outstanding shares of PHB common stock on July 27, 1998, approximately 1.2759 shares of Hagler Bailly common stock would be issued in exchange for each share of PHB common stock outstanding in connection with the Merger, excluding treasury stock (the "Exchange Ratio"). Cash will be paid in lieu of fractional shares. The Merger Agreement provides that any outstanding stock option to purchase PHB common stock will be terminated before the Effective Time, and that Hagler Bailly will withhold and deposit in escrow 150,000 shares of Hagler Bailly common stock issued to PHB stockholders in the Merger to cover the tax indemnification obligations of the PHB stockholders under the Merger Agreement (the "Escrow Shares").

     The Merger is subject to various conditions, including approval of the Merger and the Merger Agreement by PHB stockholders, approval of the Share Issuance by Hagler Bailly stockholders and that the aggregate number of Dissenting Shares be no more than 10% of the PHB common stock outstanding at the closing. The directors and certain officers of Hagler Bailly, who beneficially owned, as of the Hagler Bailly record date, an aggregate of 2,624,824 shares, or approximately 27%, of the outstanding Hagler Bailly common stock entitled to vote at the Hagler Bailly special meeting, have agreed to vote their respective shares of Hagler Bailly common stock in favor of the Share Issuance. It is expected that each of these Hagler Bailly stockholders will also vote his shares of Hagler Bailly common stock for approval of the Certificate Amendment and the Stock Option Plan Amendment. Also, all of PHB's directors who owned, as of the PHB record date, an aggregate of 4,392,500 shares, or approximately 85%, of the outstanding PHB common stock entitled to vote at the PHB special meeting, have agreed to vote their respective shares of PHB common stock in favor of the Merger Agreement and the Merger provided for therein. Hagler Bailly and PHB expect that the Merger will be consummated immediately after all stockholder approvals are obtained. If the Merger is not consummated by October 31, 1998, either party, subject to certain exceptions, may terminate the Merger Agreement. For a more detailed description of the Merger and the Merger Agreement, see "THE MERGER."

     This Joint Proxy Statement/PPM also relates to the private offer and sale of the up to 6,600,000 shares of Hagler Bailly common stock which will be issued in connection with the Merger. The shares of Hagler Bailly common stock are offered pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and certain state securities acts, and rules and regulations promulgated thereunder. The Hagler Bailly common stock issued in connection with the Merger may not be transferred in the absence of an effective registration statement under the Securities Act and applicable state securities laws or exemptions therefrom. However, if the Merger is consummated, PHB stockholders will receive certain registration and "tag along" rights. See "THE MERGER -- The Registration Rights Agreement."

     The information set forth in this Joint Proxy Statement/PPM concerning Hagler Bailly and Merger Sub has been furnished by Hagler Bailly. The information concerning PHB has been furnished by PHB. The descriptions of the Merger Agreement, the Escrow Agreement, the Registration Rights Agreement and the Affiliate Agreements (as defined below) are summaries which are qualified in their entirety by reference to the text of those documents, which are incorporated herein by reference and attached to this Joint Proxy Statement/PPM as Annex A.

     For certain considerations relative to an investment in Hagler Bailly common stock, see "Risk Factors."

                             ----------------------

     In making an investment decision, PHB stockholders must rely on their own examination of Hagler Bailly and the terms of the Merger, including the merits and risks involved. The securities to be issued in the Merger have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this Joint Proxy Statement/PPM. Any representation to the contrary is a criminal offense.

                             ----------------------

     No person is authorized by Hagler Bailly or PHB to give any information or to make any representation, other than those contained in this Joint Proxy Statement/PPM, in connection with the offering of Hagler Bailly common stock to the PHB stockholders pursuant to the Merger and, if given or made, such information or representations should not be relied upon as having been authorized. This Joint Proxy Statement/PPM does not constitute an offer to sell, or a solicitation of an offer to purchase, Hagler Bailly common stock to any PHB stockholder in any jurisdiction in which such offering may not be made lawfully.

                             ----------------------

         Neither the delivery of this Joint Proxy Statement/PPM to the PHB stockholders or the Hagler Bailly stockholders nor any distribution of Hagler Bailly common stock to the PHB stockholders pursuant to the Merger shall imply that there has been no change in the information set forth herein or in the affairs of Hagler Bailly or PHB since the date hereof.

                             ----------------------

     In making an investment decision with respect to the Merger, PHB stockholders must rely on their own examination of Hagler Bailly and the terms of the Merger, including the merits and risks involved. PHB stockholders should not construe the contents of this Joint Proxy Statement/PPM as investment, tax or legal advice. This Joint Proxy Statement/PPM and the documents incorporated by reference herein, as well as the nature of an investment in the Hagler Bailly common stock, should be reviewed by each PHB stockholder, his or her investment, tax or other advisors, and his or her accountants or legal counsel.

                             ----------------------

     Any PHB or Hagler Bailly stockholder may ask questions and receive answers concerning the terms and conditions of the Merger or request additional information to verify the Hagler Bailly information contained herein by calling Stephen V. R. Whitman, Vice President and General Counsel of Hagler Bailly, at
(703) 351-0300 during normal business hours or by writing to Hagler Bailly at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209. To request additional information to verify the PHB information contained herein, any PHB or Hagler Bailly stockholder may call Barbara J. Levine, Corporate Counsel of PHB, at (617) 225-2700 during normal business hours or write to PHB at One Memorial Drive, Cambridge, Massachusetts 02142.


                             ----------------------


      HAGLER BAILLY, INC.                      PUTNAM, HAYES & BARTLETT, INC.
1530 Wilson Boulevard, Suite 400                     One Memorial Drive
   Arlington, Virginia 22209                   Cambridge, Massachusetts 02142


                             ----------------------

          The date of this Joint Proxy Statement/PPM is July 27, 1998.

                             ----------------------

                                TABLE OF CONTENTS

SUMMARY...........................................................................................................1
      The Hagler Bailly Special Meeting...........................................................................1
      The PHB Special Meeting.....................................................................................1
      The Merger..................................................................................................2
      The Certificate Amendment...................................................................................6
      The Stock Option Plan Amendment.............................................................................6
THE HAGLER BAILLY SPECIAL MEETING.................................................................................7
      General.....................................................................................................7
      Matters to be Considered....................................................................................7
      Record Date and Voting......................................................................................7
      Vote Required; Revocability of Proxies......................................................................7
      Solicitation of Proxies.....................................................................................8
THE PHB SPECIAL MEETING...........................................................................................9
      Matters to be Considered....................................................................................9
      Record Date and Voting......................................................................................9
      Vote Required; Revocability of Proxies......................................................................9
      Solicitation of Proxies....................................................................................10
RISK FACTORS.....................................................................................................11
      Fixed Number of Hagler Bailly Shares.......................................................................11
      Challenge of Successful Integration of Two Businesses......................................................11
      Restrictions on Transfer of Merger Consideration...........................................................11
      Client Conflicts...........................................................................................11
      Attraction, Retention and Management of Professional and Administrative Staff..............................11
      Concentration of Revenues..................................................................................12
      Ability to Sustain and Manage Growth.......................................................................12
      Dependence on Key Clients..................................................................................12
      Professional and Other Liability...........................................................................13
      Partnering Arrangements....................................................................................13
      Public Sector Market and Contracting Risks.................................................................13
      Intense Competition........................................................................................13
      Risk of International Operations...........................................................................14
      Dependence on Key Employees................................................................................14
      Concentration of Ownership.................................................................................14
      Need to Develop New Offerings..............................................................................14
      Project Risks..............................................................................................14
      Intellectual Property Rights...............................................................................15
      Government Regulation of Immigration.......................................................................15
      Fluctuations of Operating Results..........................................................................15
      Fluctuations in the General Economy........................................................................15
      Employment Liability Risks.................................................................................16
      Certain Anti-takeover Effects..............................................................................16
      Fluctuations in Stock Price................................................................................16
THE MERGER.......................................................................................................17
      The Parties................................................................................................17
      Background of the Merger...................................................................................17
      Purpose and Effects of the Merger..........................................................................20
      Structure..................................................................................................21
      Recommendation of the Hagler Bailly Board of Directors and Reasons for the Merger..........................22
      Opinion of Hagler Bailly's Financial Advisor...............................................................23
      Recommendation of the PHB Board of Directors and Reasons for the Merger....................................27
      Closing and Effective Time.................................................................................28
      Exchange of PHB Common Stock Certificates..................................................................29
      Conditions to the Merger...................................................................................29
      Conduct of Business Pending The Merger.....................................................................30

      Expenses ..................................................................................................31
      Representations and Warranties.............................................................................31
      Nonsurvival of Representations, Warranties and Agreements..................................................31
      Other Agreements...........................................................................................32
      The Support Agreements.....................................................................................32
      The Affiliate Agreements...................................................................................32
      The Escrow Agreement.......................................................................................33
      The Employment Agreements..................................................................................33
      The Registration Rights Agreement..........................................................................34
      Post-Merger Management of Hagler Bailly and the Surviving Corporation......................................35
      Post-Merger Boards of Directors of Hagler Bailly and the Surviving Corporation.............................35
      Post-Merger Organizational Designations....................................................................35
      Termination and Amendment of the Merger Agreement..........................................................36
      Federal Income Tax Consequences............................................................................37
      Accounting Treatment.......................................................................................37
      Dissenters'Appraisal Rights................................................................................38
      Interests of Certain Persons in the Merger.................................................................39
SELECTED PRO FORMA COMBINED CONSOLIDATED FINANCIAL DATA..........................................................40
      Comparative Per Share Data.................................................................................41
HAGLER BAILLY SELECTED CONSOLIDATED FINANCIAL DATA...............................................................42
HAGLER BAILLY MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS..............44
      Overview ..................................................................................................44
      Management Buy-Out.........................................................................................45
      Compensation Charges.......................................................................................45
      Recent Acquisitions........................................................................................45
      Results of Operations......................................................................................46
      1997 Compared to 1996......................................................................................47
      1996 Compared to 1995......................................................................................48
      Liquidity and Capital Resources............................................................................49
      New Accounting Pronouncements..............................................................................50
      Year 2000..................................................................................................50
      Recent Events..............................................................................................51
HAGLER BAILLY BUSINESS...........................................................................................52
      Overview ..................................................................................................52
      Business Model.............................................................................................52
      Services ..................................................................................................52
      Marketing and Sales........................................................................................53
      Client and Representative Services.........................................................................53
      Competition................................................................................................54
      Employees..................................................................................................54
      Properties.................................................................................................55
      Legal Proceedings..........................................................................................55
DIRECTORS AND EXECUTIVE OFFICERS OF HAGLER BAILLY................................................................56
HAGLER BAILLY EXECUTIVE COMPENSATION.............................................................................60
      Executive Compensation Summary Table.......................................................................60
      Stock Option Grants During 1997............................................................................61
      Stock Option Exercises and Values in 1997..................................................................62
      Employment Arrangements....................................................................................62
      Director Compensation......................................................................................63
      Committees of the Board of Directors.......................................................................63
      Compensation Interlocks and Insider Participation..........................................................63
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS.............................................................63
PHB SELECTED CONSOLIDATED FINANCIAL DATA.........................................................................65


PHB MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS........................67
      Overview ..................................................................................................67
      Compensation Charges.......................................................................................67
      Three Months ended March 31, 1998 Compared to Three Months ended March 31, 1997............................68
      1997 Compared to 1996......................................................................................69
      1996 Compared to 1995......................................................................................70
      Liquidity and Capital Resources............................................................................71
      New Accounting Pronouncements..............................................................................72
      Year 2000..................................................................................................72
PHB BUSINESS.....................................................................................................73
      Overview ..................................................................................................73
      Practice Areas.............................................................................................73
      Services ..................................................................................................73
      Marketing and Sales........................................................................................74
      Client and Representative Services.........................................................................74
      Employees..................................................................................................74
      Properties.................................................................................................75
      Legal Proceedings..........................................................................................75
HAGLER BAILLY COMMON STOCK MARKET PRICE DATA AND DIVIDEND POLICY.................................................76
      Dividends..................................................................................................76
      Holders of Record of Hagler Bailly Common Stock............................................................76
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF HAGLER BAILLY COMMON STOCK.....................77
DESCRIPTION OF HAGLER BAILLY CAPITAL STOCK AND COMPARISON OF STOCKHOLDER RIGHTS..................................78
      Hagler Bailly Capital Stock................................................................................78
      Common Stock...............................................................................................78
      Preferred Stock............................................................................................78
      Comparison of Stockholder Rights...........................................................................78
THE CERTIFICATE AMENDMENT........................................................................................83
THE STOCK OPTION PLAN AMENDMENT..................................................................................84
INDEPENDENT PUBLIC ACCOUNTANTS...................................................................................85
HAGLER BAILLY STOCKHOLDER PROPOSALS..............................................................................85

                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Joint Proxy Statement/PPM. This summary is not intended to be a complete description and is qualified in its entirety by reference to the more detailed information contained elsewhere in this Joint Proxy Statement/PPM. Stockholders of Hagler Bailly and PHB are urged before voting to give careful consideration to all of the information contained in or incorporated by reference into this Joint Proxy Statement/PPM.

The Hagler Bailly Special Meeting

     The Hagler Bailly special meeting will be held on August 27, 1998 at 2:00 p.m. at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209, at which time Hagler Bailly stockholders of record at the close of business on the Hagler Bailly record date (described below) will be asked to consider and vote upon:
(i) a proposal to approve the Share Issuance; (ii) a proposal to approve and adopt the Certificate Amendment; (iii) a proposal to approve and adopt the Stock Option Plan Amendment and (iv) such other matters as may be brought properly before the Hagler Bailly special meeting. Approval of the Share Issuance by Hagler Bailly stockholders is a condition to the Merger, while approval of the Certificate Amendment and approval of the Stock Option Plan Amendment are not. Approval of the Share Issuance and approval of the Stock Option Plan Amendment each requires the affirmative vote of the majority of the total votes cast regarding the respective proposals. Approval of the Certificate Amendment requires the affirmative vote of a majority of the issued and outstanding shares of Hagler Bailly common stock.

     The directors and certain officers of Hagler Bailly have agreed to vote their respective shares of Hagler Bailly common stock in favor of the Share Issuance. See "THE MERGER -- The Support Agreements." These Hagler Bailly stockholders beneficially owned, as of the Hagler Bailly record date, an aggregate of 2,624,824 shares, or approximately 27%, of the outstanding Hagler Bailly common stock entitled to vote at the Hagler Bailly special meeting. It is expected that each of these Hagler Bailly stockholders will also vote his shares of Hagler Bailly common stock for approval of the Certificate Amendment and approval of the Stock Option Plan Amendment.

The PHB Special Meeting

     The PHB special meeting will be held on August 27, 1998 at 10:00 a.m. at PHB's offices located at 1776 I "Eye" Street, N.W., Washington, D.C. 20006 at which time PHB stockholders of record at the close of business on the PHB record date (described below) will be asked to consider and vote upon: (i) a proposal to approve and adopt the Merger Agreement and the Merger provided for therein and (ii) such other matters as may be brought properly before the PHB special meeting or any adjournments or postponements thereof. The affirmative vote of the holders of two-thirds of the issued and outstanding shares of PHB common stock entitled to vote at the PHB special meeting is required under Massachusetts law to approve and adopt the Merger Agreement and the Merger provided for therein. It is a condition to the Merger, however, that the aggregate number of Dissenting Shares be no more than 10% of the PHB common stock outstanding at the closing.

         The directors of PHB have agreed to vote their respective shares of PHB common stock in favor of the Merger Agreement and the Merger provided for therein. These PHB stockholders owned, as of the PHB record date, an aggregate of 4,392,500 shares, or approximately 85%, of the outstanding PHB common stock entitled to vote at the PHB special meeting. See "THE MERGER -- The Support Agreements."

The Merger

     The Parties

     Hagler Bailly. Hagler Bailly is a worldwide provider of consulting, research and other professional services to corporations and governments on energy, telecommunication, transportation and the environment. During the fiscal year ended December 31, 1997 and the three-month period ended March 31, 1998, Hagler Bailly had total revenues of $96.1 million and $23.6 million, respectively, operating profits of $10.2 million and $2.6 million, respectively, and net income of $7.8 million and $1.6 million, respectively. Sales of Hagler Bailly common stock are quoted on the National Association of Securities Dealers Automated Quotation System's National Market System (the "Nasdaq Stock Market") under the symbol "HBIX." The address of Hagler Bailly's principal executive offices is Hagler Bailly, Inc., 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209 and its telephone number is (703) 351-0300.

     PHB.  PHB is an  international  economic  and  management  consulting  firm providing its clients with strategic advice and analysis to support the development and execution of economically sound strategies in business, litigation, regulatory and policy matters. PHB's clients are principally companies and firms involved in the telecommunications, utility and energy industries. During the fiscal year ended December 31, 1997 and the three-month period ended March 31, 1998, PHB had total revenues of $62.8 million and $15.6 million, respectively, and, after certain non-recurring non-cash stock compensation charges described below, an operating loss of $9.1 million and an operating profit of $0.5 million, respectively, and net losses of $10.0 million and $0.7 million, respectively. PHB common stock is not publicly traded. The address of PHB's principal executive offices is Putnam, Hayes & Bartlett, Inc., One Memorial Drive, Cambridge, Massachusetts 02142 and its telephone number is
(617) 225-2700.

     Merger Sub. Merger Sub is a wholly owned subsidiary of Hagler Bailly created to facilitate the Merger. Merger Sub has no operations.

     Structure

     The Merger Agreement provides for a merger of equals to be facilitated by the merger of Merger Sub with and into PHB, with PHB as the Surviving Corporation. If the Merger is completed, the Surviving Corporation will be a wholly owned subsidiary of Hagler Bailly and will continue to do business under the name Putnam, Hayes & Bartlett, Inc.

     At the Effective Time (as defined below), each issued and outstanding share of PHB common stock, except for treasury stock and any Dissenting Shares, will be converted into the right to receive a number of shares of Hagler Bailly common stock, equal to 6,600,000 divided by the number of shares of PHB common stock issued and outstanding immediately prior to the Effective Time. Based on the 5,172,500 outstanding shares of PHB common stock on July 27, 1998, approximately 1.2759 shares of Hagler Bailly common stock would be issued in exchange for each share of PHB common stock in connection with the Merger. Cash will be paid in lieu of fractional shares. The Merger Agreement provides that all outstanding stock options to purchase PHB common stock ("PHB Options") will be terminated before the Effective Time. All shares of PHB common stock held as treasury stock will be canceled. The Merger Agreement also provides that at the Effective Time, Hagler Bailly will withhold and deposit in escrow for up to one year, the Escrow Shares to indemnify Hagler Bailly and certain persons affiliated with Hagler Bailly as to certain taxation matters. See "THE MERGER -- The Escrow Agreement." Upon and after the consummation of the Merger, a number of PHB directors and officers will assume management and director positions with Hagler Bailly and/or its subsidiaries. See "THE MERGER - Post-Merger Management of Hagler Bailly and the Surviving Corporation" and "THE MERGER - Post-Merger Board of Directors of Hagler Bailly."

     The Merger will result in an expansion of Hagler Bailly's consulting business and is consistent with Hagler Bailly's overall growth strategy. Hagler Bailly and PHB will strengthen considerably each other's consulting capabilities and expand substantially the combined company's presence in the corporate sector in the United States and abroad. Together, the parties will be the largest publicly held management and economic consulting firm specializing in energy, network industries and the environment with combined revenues of nearly $159 million in 1997 and a worldwide staff of more than 700.

     Recommendation of the Hagler Bailly Board of Directors

     The Board of Directors of Hagler Bailly believes that the terms of the Merger Agreement and the Merger are fair to, and in the best interests of, Hagler Bailly and its stockholders. The Board of Directors of Hagler Bailly has unanimously approved the Merger Agreement and the Merger and recommends that holders of Hagler Bailly common stock vote "FOR" approval of the Share Issuance. For a discussion of the factors considered by the Board of Directors in reaching its decision, see "The Merger -- Background of the Merger" and "THE MERGER-- Recommendation of the Hagler Bailly Board of Directors and Reasons for the Merger."

     Opinion of Hagler Bailly's Financial Advisor

     On June 8, 1998, Donaldson, Lufkin & Jenrette, Inc. ("DLJ") delivered an opinion to the Board of Directors of Hagler Bailly that the consideration Hagler Bailly is paying in the Merger is fair, from a financial point of view, to the Hagler Bailly stockholders. DLJ's opinion describes the matters it considered and the scope of its review undertaken in rendering the opinion. DLJ's opinion and presentations to the Hagler Bailly directors, together with a review by the Hagler Bailly directors of the assumptions used by DLJ, were among the factors the Hagler Bailly Board of Directors considered in reaching its determination to approve the Merger Agreement and the Merger. See "The Merger -- Opinion of Hagler Bailly's Financial Advisor." A copy of DLJ's opinion letter dated June 8, 1998, is attached as Annex B to this Joint Proxy Statement/PPM and should be read by Hagler Bailly stockholders in its entirety.

     Recommendation of the PHB Board of Directors

     The Board of Directors of PHB believes that the terms of the Merger Agreement are fair to, and in the best interests of, PHB and its stockholders. The Board of Directors of PHB approved the Merger Agreement and the Merger and recommends that holders of PHB common stock vote "FOR" approval and adoption of the Merger Agreement and the Merger. For a discussion of the factors considered by the Board of Directors in reaching its decision, see "The Merger -- Background of the Merger" and "THE MERGER -- Recommendation of the PHB Board of Directors and Reasons for the Merger."

     Effective Time and Conditions to Closing

     The Merger will become effective when the articles of merger are filed with the Secretary of State of the Commonwealth of Massachusetts and the Secretary of State of the State of Delaware in accordance with applicable law (the "Effective Time"). The articles of merger will be filed as promptly as possible after the parties receive all reasonable assurances or opinions, as applicable, as to the tax and accounting treatment of the Merger, certain documents, opinions, consents and certificates are received, certain agreements are entered into and Hagler Bailly stockholders have approved the Share Issuance and PHB stockholders have approved the Merger Agreement and the Merger, provided the aggregate number of Dissenting Shares is 10% or less of the outstanding shares of PHB common stock. PHB and Hagler Bailly expect that the Merger will be consummated as soon as possible after all stockholder approvals are obtained, but in no event later than October 31, 1998.

     Exchange of PHB Common Stock Certificates

     Upon the Effective Time, each holder of a certificate representing PHB common stock issued and outstanding immediately prior to the Merger will, upon the surrender thereof to Hagler Bailly's transfer agent (the "Exchange Agent"), be entitled to receive a certificate representing the number of whole shares of Hagler Bailly common stock into which such PHB common stock will have been automatically converted as part of the Merger (less a certificate representing such holder's pro rata portion of the Escrow Shares). The Exchange Agent will mail a letter of transmittal with instructions to all holders of record of PHB common stock immediately after the Effective Time for use in surrendering their certificates of PHB common stock in exchange for new certificates representing Hagler Bailly common stock and cash in lieu of fractional shares. Certificates should not be surrendered by PHB stockholders until the letter of transmittal and instructions are received. See "The Merger -- Exchange of PHB Common Stock Certificates."

     Termination

     The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual consent of PHB and Hagler Bailly and by either of them individually under certain specified circumstances, including by either PHB or Hagler Bailly if: (a) the other party breaches certain of the Merger Agreement's terms and does not cure such breach within a specified time; (b) closing of the Merger is prevented or prohibited by law; (c) the Effective Time has not occurred on or prior to October 31, 1998 or (d) the Share Issuance or the Merger Agreement and the Merger are not approved by Hagler Bailly or PHB stockholders, respectively. Also, either PHB or Hagler Bailly may terminate the Merger Agreement if it provides proper notice to the other after receiving a Superior Proposal (as defined below). If one of the parties terminates the Merger Agreement after receiving a Superior Proposal or under certain circumstances involving a Competing Transaction (as defined below), the other party will be entitled to a termination fee equal to $10 million. See "The Merger -- Termination and Amendment of the Merger Agreement."

     Affiliate Agreements

     Each of PHB's and Hagler Bailly's affiliates have or will enter into agreements not to dispose of or encumber their shares for a period of time after the Effective Time. See "The Merger -- The Affiliate Agreement."

     Employment Agreements

     Certain members of the Board of Directors of PHB have entered into employment agreements with Hagler Bailly which will become effective after the Effective Time (the "Employment Agreements"). See "THE MERGER - The Employment Agreements."

     Registration Rights Agreement

     Hagler Bailly and PHB stockholders who will receive Hagler Bailly common stock pursuant to the Merger will execute an agreement (the "Registration Rights Agreement") which will give them, among other things, certain registration and other rights with respect to the Hagler Bailly common stock they receive in
connection  with  the  Merger.  See  "THE  MERGER  -  The  Registration   Rights
Agreement."

     Post-Merger Management and Board of Directors

     As part of the Merger Agreement certain PHB and Hagler Bailly personnel will assume certain management positions with Hagler Bailly and/or the Surviving Corporation. The Merger Agreement also provides for the elections of two new members to the Hagler Bailly Board of Directors. See "THE MERGER -- Post-Merger Management of Hagler Bailly and the Surviving Corporation" and "THE MERGER - Post-Merger Board of Directors of Hagler Bailly."

     Tax Treatment

     It is intended that the Merger will qualify as a tax free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Merger Agreement shall constitute a "plan of reorganization" for the purposes of the Code. See "THE MERGER -- Federal Income Tax Consequences."

     Accounting Treatment

     The Merger is intended to qualify as a pooling-of-interests for accounting and financial reporting purposes. One of the closing conditions to the Merger is that Hagler Bailly and PHB shall have received a letter from Ernst & Young LLP, independent public accountants to both parties, in form and substance reasonably satisfactory to Hagler Bailly and PHB, to the effect that the transactions contemplated by the Merger Agreement will qualify for pooling-of-interests accounting treatment. Hagler Bailly and PHB anticipate that Ernst & Young LLP will deliver letters indicating, among other things, its concurrence in Hagler Bailly's management's conclusions that no conditions exist that would preclude Hagler Bailly from accounting for the Merger as a pooling-of-interests. See "The Merger -- Accounting Treatment."

     Dissenters' Appraisal Rights

     Under the Massachusetts Business Corporation Law ("Massachusetts Corporation Law") in connection with the Merger, PHB stockholders are entitled to appraisal rights for the value of their shares of PHB common stock, provided they follow certain procedures. The failure of a dissenting stockholder to follow these procedures may result in the termination or waiver of dissenters' rights. See "THE MERGER -- Dissenters' Appraisal Rights." The Hagler Bailly stockholders do not have any dissenters' rights of appraisal in connection with the Merger.

     Interests of Certain Persons in the Merger

     Certain PHB personnel have entered into employment agreements with Hagler Bailly which will become binding after the Effective Time. These employment agreements provide these persons with contractual rights to employment with Hagler Bailly or its subsidiaries for certain specified periods after the Effective Time. Also, certain PHB and Hagler Bailly officers and/or directors will become directors and/or officers, or be nominated to become directors in the future, of Hagler Bailly or its subsidiaries. See "THE MERGER -- The Employment Agreements" and "The Merger -- Interests of Certain Persons in the Merger."

     Description of Hagler Bailly Capital Stock and Comparison of Stockholder Rights

     If the Merger is consummated, PHB stockholders will become holders of Hagler Bailly common stock. There are certain differences between the rights of Hagler Bailly stockholders and PHB stockholders that stem from differences in the organizational documents, bylaws and the laws of respective states of incorporation of Hagler Bailly and PHB. For instance, unlike PHB, the Board of Directors of Hagler Bailly has three classes with staggered terms. In addition, the Hagler Bailly Certificate of Incorporation authorizes issuance of up to 5,000,000 shares of preferred stock. For a description of the capital stock of Hagler Bailly and a summary of these and other differences in stockholder rights, see "DESCRIPTION OF HAGLER BAILLY CAPITAL STOCK AND COMPARISON OF STOCKHOLDER RIGHTS."

     Market Prices of Common Stock

     Hagler Bailly common stock is traded on the Nasdaq Stock Market. The symbol for Hagler Bailly common stock is "HBIX." PHB common stock is not publicly traded.

     The following table sets forth per share closing prices of the Hagler Bailly common stock on the Nasdaq Stock Market as of the dates specified. See "MARKET PRICES AND DIVIDENDS."

                                                    Last Reported Sale Price
                                                  of Hagler Bailly Common Stock
                                                  -----------------------------
December 31, 1997................................             $  22.50
March 20, 1998 (a)...............................                23.00
July 21, 1998 (b)................................                29.81

-----------
(a)  Last trading date prior to announcement of the Merger negotiations.

(b) The most recent practicable date prior to the date of this Joint Proxy Statement/PPM.


     Risk Factors

     Because the market price of Hagler Bailly common stock may fluctuate and the number of shares of Hagler Bailly common stock to be issued in the Merger is fixed, the market value of the shares of Hagler Bailly common stock that PHB stockholders will receive in the Merger may increase or decrease materially prior to the Effective Time. No assurance can be given as to the market price of Hagler Bailly common stock at the time of the Merger. Also, there will be limitations on the transferability of shares of Hagler Bailly common stock received by PHB stockholders in the Merger. PHB stockholders should consider these and other factors concerning the business of Hagler Bailly and Hagler Bailly common stock in determining how to vote on the Merger. See "RISK FACTORS."

The Certificate Amendment

     Hagler Bailly stockholders are also being asked to approve the Certificate Amendment, which would increase the authorized number of shares of Hagler Bailly common stock from 20,000,000 to 50,000,000. The Board of Directors of Hagler Bailly believes that the Certificate Amendment is in the best interests of Hagler Bailly and its stockholders. The Board of Directors of Hagler Bailly has approved the Certificate Amendment and recommends that holders of Hagler Bailly common stock vote "FOR" its approval. See "The CERTIFICATE AMENDMENT."

The Stock Option Plan Amendment

     Hagler Bailly Stockholders are also being asked to approve the Stock Option Plan Amendment, which would increase the number of shares authorized to be issued under the Hagler Bailly, Inc. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Stock Option Plan") from 3,200,000 to 5,000,000. The Board of Directors of Hagler Bailly believes that the Stock Option Plan Amendment is in the best interests of Hagler Bailly and its stockholders. The Board of Directors of Hagler Bailly has approved the Stock Option Plan Amendment and recommends that holders of Hagler Bailly common stock vote "FOR" its approval. See "THE STOCK OPTION PLAN AMENDMENT."

                       THE HAGLER BAILLY SPECIAL MEETING

General

     This Joint Proxy Statement/PPM is first being mailed to Hagler Bailly stockholders on or about July 27, 1998 and is accompanied by the Notice of Special Meeting and a form of proxy that is solicited by the Hagler Bailly Board of Directors for use at the Hagler Bailly special meeting to be held on August 27, 1998, at 2:00 p.m., local time, at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209.

Matters to be Considered

     At the Hagler Bailly special meeting, Hagler Bailly stockholders will be asked in separate votes, to consider and approve: (i) in accordance with the requirements of the Nasdaq Stock Market, the Share Issuance; (ii) in accordance with the requirements of Delaware General Corporation Law ("Delaware Corporation Law"), the Certificate Amendment and (iii) the Stock Option Plan Amendment. Approval of the Share Issuance by Hagler Bailly stockholders is a condition to the Merger, while approvals of the Certificate Amendment and the Stock Option Plan Amendment are not.

Record Date and Voting

     The Board of Directors has fixed July 15, 1998 as the record date for determination of holders of Hagler Bailly common stock entitled to notice of and to vote at the Hagler Bailly special meeting. Accordingly, only holders of record at the close of business on the Hagler Bailly record date will be entitled to notice of and to vote at the Hagler Bailly special meeting. The number of shares of Hagler Bailly common stock entitled to vote at the Hagler Bailly special meeting is 9,627,503, held by 111 stockholders of record. Each share of Hagler Bailly common stock entitles its holder to one vote. No shares of Hagler Bailly preferred stock are issued and outstanding.

     If the enclosed proxy card is executed properly and received by Hagler Bailly in time to be voted at the special meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed proxies with no instructions indicated thereon will be voted "FOR" the Share Issuance, the Certificate Amendment and the Stock Option Plan Amendment.

     The Board of Directors of Hagler Bailly is not aware of any matters other than the Share Issuance, the Certificate Amendment and the Stock Option Plan Amendment that may be brought properly before the Hagler Bailly special meeting. If any other matters properly come before the Hagler Bailly special meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of Hagler Bailly.

Vote Required; Revocability of Proxies

     The presence, in person or by proxy, of the holders of a majority of the shares of Hagler Bailly common stock issued and outstanding and entitled to be voted at the Hagler Bailly special meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the calculation of the number of shares represented at the Hagler Bailly special meeting for purposes of determining whether a quorum has been achieved. Approval of the Share Issuance and the Stock Option Plan Amendment each requires the affirmative vote of a majority of all shares of Hagler Bailly common stock represented, in person or by proxy, and voting at the meeting and the presence of a quorum of at least a majority of the issued and outstanding shares of Hagler Bailly common stock. Abstentions and broker non-votes will not count as votes for or against the Share Issuance or the Stock Option Plan Amendment. Approval of the Certificate Amendment requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Hagler Bailly common stock entitled to be voted at the Hagler Bailly special meeting. Abstentions and broker non-votes will have the same effect as votes against the Certificate Amendment.

     The directors and certain officers of Hagler Bailly have agreed to vote their respective shares of Hagler Bailly common stock in favor of the Share Issuance. These Hagler Bailly stockholders beneficially owned, as of the Hagler Bailly record date, an aggregate of 2,624,824 shares, or approximately 27%, of Hagler Bailly common stock entitled to vote at the Hagler Bailly special meeting. See "THE MERGER -- The Support Agreements." It is expected that each of these Hagler Bailly stockholders will vote his shares of Hagler Bailly common stock for approval of both the Certificate Amendment and the Stock Option Plan Amendment.

     The accompanying form of proxy is for use at the meeting if a holder of Hagler Bailly common stock is unable to attend in person. The presence of a stockholder at the Hagler Bailly special meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (a) delivering to Daniel M. Rouse, Corporate Secretary, Hagler Bailly, Inc., 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209, a written notice of revocation prior to the special meeting or a duly executed proxy bearing a later date or (b) attending the Hagler Bailly special meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein.

Solicitation of Proxies

     In addition to solicitation by mail, directors, officers and employees of Hagler Bailly may solicit proxies for the Hagler Bailly special meeting from Hagler Bailly stockholders personally or by telephone or telegram without additional remuneration therefor. Hagler Bailly will pay the cost of soliciting proxies. In addition, Hagler Bailly has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in such solicitation. The fee to be paid by Hagler Bailly to such firm is $5,000, plus reasonable out-of-pocket expenses. Hagler Bailly will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to send proxy materials to their principals and will reimburse such parties for their expenses in doing so.

                             THE PHB SPECIAL MEETING

Matters to be Considered

     This Joint Proxy Statement/PPM is first being mailed to PHB stockholders on or about July 27, 1998, and is accompanied by a proxy card furnished in connection with the solicitation of proxies by the PHB Board of Directors for use at the PHB special meeting. The PHB special meeting is scheduled to be held on August 27, 1998, at 10:00 a.m., at PHB's offices located at 1776 I "Eye" Street, N.W., Washington, D.C. 20006. At the PHB special meeting, the PHB stockholders will consider and vote upon: (i) the proposal to approve and adopt the Merger Agreement and the Merger provided for therein and (ii) such other business as may come properly before the PHB special meeting, or any adjournments or postponements thereof including, without limitation, a motion to adjourn the PHB special meeting to another time and/or place for the purpose of soliciting additional proxies in order to approve the Merger Agreement and the Merger or otherwise.

Record Date and Voting

     The record date for determining the holders of PHB common stock entitled to receive notice of and to vote at the PHB special meeting is July 20, 1998. Accordingly, only holders of record of PHB common stock at the close of business on the PHB record date will be entitled to vote at the PHB special meeting or at any adjournment or postponement thereof. At the close of business on the PHB record date, there were 5,172,500 shares of PHB common stock outstanding and entitled to vote at the PHB special meeting, held by approximately 76 stockholders of record. Each holder of PHB common stock on the PHB record date will be entitled to one vote for each share held of record upon each matter properly submitted at the PHB special meeting or at any adjournment or postponement thereof. No shares of preferred stock of PHB are issued and outstanding.

     If the enclosed proxy card is properly executed and received by PHB in time to be voted at the PHB special meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed proxies with no instructions indicated thereon will be voted "FOR" the proposal to approve and adopt the Merger Agreement and the Merger provided for therein.

     The Board of Directors of PHB is not aware of any matters other than the proposal to approve and adopt the Merger Agreement and the Merger (or a proposal to adjourn or postpone the PHB special meeting as necessary) that may be brought properly before the PHB special meeting. If any other matters properly come before the PHB special meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of PHB.

     PHB stockholders should not forward any PHB common stock certificates with their proxy cards. If the merger is consummated, stock certificates should be delivered in accordance with instructions set forth in a letter of transmittal which would be sent to PHB stockholders by the Exchange Agent promptly after the effective time.

Vote Required; Revocability of Proxies

     The affirmative vote of at least two-thirds of the issued and outstanding shares of PHB common stock entitled to be voted at the PHB special meeting is required in order to approve and adopt the Merger Agreement and the Merger provided for therein. Abstentions will have the same effect as votes against the Merger Agreement. The Merger is conditioned upon, among other things, the aggregate number of Dissenting Shares being no more than 10% of the PHB common stock outstanding at the closing.

     All of the directors of PHB, who beneficially owned, as of the PHB record date, an aggregate of 4,392,500 shares, or approximately 85%, of the outstanding shares of PHB common stock, have agreed, among other things, to vote all their shares of PHB common stock in favor of the Merger Agreement, the Merger and the other transactions
contemplated  by  the  Merger   Agreement.   See  "THE  MERGER  --  The  Support
Agreements."

     The accompanying form of proxy is for use at the meeting if a holder of PHB common stock is unable to attend in person. The presence of a stockholder at the PHB Special Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by
(a) delivering to Barbara Levine, Clerk, Putnam, Hayes & Bartlett, Inc., One Memorial Drive, Cambridge, Massachusetts 02142, a written notice of revocation prior to the special meeting or a duly executed proxy bearing a later date or
(b) attending the PHB special meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein.

Solicitation of Proxies

     In addition to solicitation by mail, directors, officers and employees of PHB may solicit proxies for the PHB special meeting from stockholders personally or by telephone or telegram without additional remuneration therefor. PHB will pay the cost of soliciting proxies.

                                  RISK FACTORS

     This Joint Proxy Statement/PPM contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors including, but not limited to, those set forth in the following risk factors.

Fixed Number of Hagler Bailly Shares

     Because the number of shares of Hagler Bailly common stock to be issued in the Merger is fixed, the market value of the Hagler Bailly common stock to be received by holders of PHB common stock in the Merger may change materially between the date of this Joint Proxy Statement/PPM and the closing of the Merger.

Challenge of Successful Integration of Two Businesses

     There can be no assurance that Hagler Bailly and PHB will be able to profitably manage or successfully integrate their businesses without substantial expenses, delays or other operational or financial problems. Further, the Merger and integration of the two companies may divert management's attention, increase costs to improve managerial, operational, financial and administrative systems, cause unanticipated events or circumstances, legal liabilities, increase interest expense and amortization of acquired intangible assets, some or all of which could have a materially adverse impact on Hagler Bailly's business, operating results and financial condition. To the extent that the integration of the businesses results in reduced performance under ongoing contracts, such performance problems and any associated client dissatisfaction could have a materially adverse impact on the reputation of the combined company as a whole. In addition, there can be no assurance that the combined company will achieve anticipated revenues and earnings. The failure of Hagler Bailly and PHB to manage the Merger successfully could have a material adverse effect on Hagler Bailly's business, operating results and financial condition.

Restrictions on Transfer of Merger Consideration

     If the Merger is consummated, the sale of the Hagler Bailly common stock that PHB stockholders will receive in connection with the Merger will not be registered under the Securities Act or otherwise. Accordingly, these shares of Hagler Bailly common stock may not be transferred or resold, except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. If the Merger closes, PHB stockholders may be required to bear the financial risks of an investment in Hagler Bailly common stock for an indefinite period of time.

Client Conflicts

     The parties have identified certain conflicts of interest in their respective environmental practices. If the Merger is consummated, Hagler Bailly will exit segments of the U.S. public sector environmental consulting business that conflict with the assignments of the combined company. This will require Hagler Bailly to terminate Natural Resources Damage Assessment consulting and expert testimony for U.S. Federal and State governmental agencies. This business accounted for approximately $5 million in revenues in 1997. After the Merger, the parties plan to create a committee to eliminate any other conflicts. Other conflicts of interest between the parties' businesses may currently exist or exist in the future, although the parties have not identified any such conflicts at this time.

Attraction, Retention and Management of Professional and Administrative Staff

     Both Hagler Bailly's and PHB's businesses involve the delivery of professional services and are labor intensive. The combined company's future performance depends in large part upon its ability to attract, develop, motivate and retain highly skilled consultants, research associates and administrative staff, particularly senior professionals with business development skills. Qualified consultants are in great demand, and there is significant competition for employees with these skills from other consulting and investment banking firms, research firms, energy companies and many other related enterprises. Many of these firms have substantially greater financial resources than Hagler Bailly and PHB, which they may use to attract and compensate qualified personnel. There can be no assurance that the combined company will be able to attract and retain sufficient numbers of highly skilled consultants in the future. The loss of the services of a significant number of consultants, research associates or administrative personnel could have a material adverse effect on the combined company's business, operating results and financial condition, including its ability to secure and complete engagements.

Concentration of Revenues

     Substantially all of the revenues of Hagler Bailly are derived from private and institutional clients involved in the energy, telecommunications, transportation and environmental industries. A substantial majority of PHB's revenues is derived from clients in the energy and network and environmental industries. As a result of this focus, each of Hagler Bailly's and PHB's business, financial condition and results of operations are, and after the Merger should continue to be, influenced by factors affecting these industries, including changing political, economic and regulatory influences that may affect the procurement practices and operation of energy, network industry and environmental service providers. In particular, many electric and gas utilities are consolidating to create larger organizations or strategic alliances. These consolidations and alliances will reduce the number of potential customers for the combined company and may also create conflicts of interest between clients. In addition, these consolidations and alliances may result in the acquisition of certain of Hagler Bailly's and PHB's key clients, and such clients may scale back or terminate their relationship with Hagler Bailly and/or PHB following their acquisition. Similarly, cutbacks in the energy, telecommunications, transportation and/or environmental budgets of the United States and other governments could result in the scale back or termination of some of Hagler Bailly's public sector contracts. The impact of such developments is difficult to predict and could have a material adverse effect on the combined company's business, financial condition and results of operations.

Ability to Sustain and Manage Growth

     Hagler Bailly has experienced rapid growth in recent years, including two acquisitions and an initial public offering ("IPO") of its securities. Hagler Bailly believes that its continued growth places a strain on operational, human and financial resources. In order to manage its growth, Hagler Bailly must continue to improve its operating and administrative systems and to attract and retain qualified management and professional, scientific and technical operating personnel. Foreign operations also may involve the additional risks of assimilating differences in foreign business practices, hiring and retaining qualified personnel, and overcoming language barriers. Failure to manage growth effectively could have a material adverse effect on the combined company's business, financial condition and results of operations.

Dependence on Key Clients

     Hagler Bailly derives, and after the Merger is likely to continue to derive, a significant portion of its revenues from a relatively limited number of clients. For example, revenues from Hagler Bailly's 10 most significant clients accounted for 51.7%, 61.0%, and 50.1% of its total revenues in 1995, 1996 and 1997, respectively. A U.S. government agency, USAID, is Hagler Bailly's largest client, accounting for 27.5%, 34.9%, and 33.0% of Hagler Bailly's total revenues in 1995, 1996 and 1997, respectively. In 1996 and 1997, revenues from PHB's largest 10 clients represented 38.0% and 37.0% of PHB's total revenues, respectively. Clients typically retain Hagler Bailly and PHB as needed on an engagement basis rather than pursuant to long-term contracts, and a client can usually terminate an engagement at any time without a significant penalty. Moreover, there can be no assurance that Hagler Bailly's or PHB's existing clients will continue to use the combined company for additional assignments or do so at the same revenue levels. The loss of any significant client could have a material adverse effect on the combined company's business, results of operations and financial condition. In addition, the level of the combined company's consulting services required by an individual client can diminish over the life of its relationship with the combined company, and there can be no assurance that the combined company will be successful in establishing relationships with new clients as this occurs.

Professional and Other Liability

     Both Hagler Bailly's and PHB's services involve risks of professional and other liability. If either company were found to have been negligent or to have breached its obligations to its clients, it could be exposed to significant liabilities and its reputation could be adversely affected. In connection with many of its public sector engagements, Hagler Bailly employs the services of local staff and consultants who are treated as independent contractors. Negligent or illegal acts, or ethical violations by these independent contractors could adversely affect the combined company. Hagler Bailly maintains professional liability insurance to an aggregate maximum of $10.0 million. PHB does not maintain any professional liability insurance.

Partnering Arrangements

     Historically, Hagler Bailly's and PHB's revenues have been generated either on a standard hourly or daily rate basis or a cost plus fixed-fee basis. Hagler Bailly anticipates an increasing portion of its management consulting services will be billed pursuant to alternative pricing arrangements, which may include incentive and success-based fees. In addition, Hagler Bailly is pursuing, in certain select instances, opportunities to invest its own capital and other resources in partnering arrangements involving early stage energy-related technologies and projects in the energy, telecommunications, transportation and environmental industries. Hagler Bailly has limited prior experience investing its own funds in external ventures. Such compensation arrangements and investments may result in significant time delays between the incurrence of costs in delivering services and the receipt of the related fee or return on invested capital, as the case may be.

Public Sector Market and Contracting Risks

     Revenues from contracts or subcontracts with public sector clients accounted for 47.7% and 52.8% of Hagler Bailly's total revenues in 1996 and 1997, respectively. Providing consulting services to public sector customers is subject to detailed regulatory requirements and public policies as well as to funding priorities. Contracts with public sector customers may be conditioned upon the continuing availability of public funds, which in turn depends upon lengthy and complex budgetary procedures, and may be subject to certain pricing constraints. Moreover, public sector contracts may generally be terminated for a variety of factors, including when it is in the best interests of the respective government. There can be no assurance that these factors or others unique to contracts with governmental entities will not have a material adverse effect on the combined company's business, results of operations and financial condition.

Intense Competition

     The market for consulting services in the energy, telecommunications, transportation and environmental industries is intensely competitive, highly fragmented and subject to rapid change, and such competition is likely to increase in the future. Many of Hagler Bailly's and PHB's competitors have greater personnel, financial, technical and marketing resources than Hagler Bailly or PHB. Hagler Bailly also competes with its clients' internal resources, particularly where such resources represent a fixed cost to the client. This source of competition may heighten as consolidation of electric and gas utility and other energy industry companies creates larger organizations. There can be no assurance that the combined company will be able to compete successfully with its existing competitors or with any new competitors.

Risk of International Operations

     Hagler Bailly operates either permanent or project offices in a total of 27 foreign countries. PHB operates offices in two foreign countries. Hagler Bailly expects to continue to expand its international operations and offices. Expansion into new geographic regions requires considerable management and financial resources and may negatively impact Hagler Bailly's near-term results of operations. Hagler Bailly's and PHB's international operations are subject to numerous potential challenges and risks, including war, civil disturbances, other political and economic conditions in various jurisdictions such as tariffs and other trade barriers, longer accounts receivable collection cycles, fluctuations in currency and potentially adverse tax consequences. There can be no assurance that such international factors will not have a material adverse effect on the combined company's business, results of operations and financial condition.

Dependence on Key Employees

     The success of Hagler Bailly and PHB are highly dependent upon the efforts, abilities, business generation capabilities and project execution of its officers and those of its subsidiaries. The loss of the services of any of these individuals for any reason, could have a material adverse effect upon the combined company's business, operating results and financial condition, including its ability to secure and complete engagements.

Concentration of Ownership

     After giving effect to the Merger, the directors and officers of Hagler Bailly (including officers of subsidiaries) beneficially will own 10,504,780, or approximately 65%, of Hagler Bailly's outstanding shares of common stock. As a result, these stockholders will have substantial influence over the outcome of matters requiring a stockholder vote, including the election of the members of the Board of Directors. Such control could adversely affect the market price of Hagler Bailly's common stock or delay or prevent a change of control of Hagler Bailly at a price, which might represent a premium over the market price of its common stock.

Need to Develop New Offerings

     The combined company's future success will depend in significant part on its ability to develop and introduce successful new service offerings and improved versions of existing service offerings. There can be no assurance that the combined company will be successful in developing, introducing on a timely basis and marketing such service offerings, or that any service offerings will be accepted in the market. Moreover, services offered by others may render the combined company's services non-competitive or obsolete.

Project Risks

     Many of Hagler Bailly's and PHB's engagements involve projects which are critical to the operations of their customers' businesses and which provide benefits that may be difficult to quantify. The combined company's failure or inability to meet a customer's expectations in the performance of its services could result in the incurrence of a financial loss and could damage the combined company's reputation and adversely affect its ability to attract new business. In addition, an unanticipated difficulty in completing a project could have an adverse effect on the combined company's business and results of operations. Fees for Hagler Bailly's and PHB's engagements typically are based on the project schedule, staffing requirements, the level of customer involvement and the scope of the project as agreed upon with the customer at the project's inception. Hagler Bailly and PHB generally seek to obtain adjustments in fees in the event of any significant change in any of the assumptions upon which the original estimate was based. However, there can be no assurance that Hagler Bailly or PHB will be successful in obtaining any such adjustment in the future.

Intellectual Property Rights

     Both Hagler Bailly's and PHB's performance is in part dependent upon internal information and communication systems, databases, tools, and the methods and procedures that have been developed specifically to serve clients. Hagler Bailly and PHB each rely on a combination of nondisclosure and other contractual arrangements and copyright, trademark and trade secret laws to protect its proprietary systems, information and procedures. There can be no assurance that the steps taken by Hagler Bailly or PHB to protect its proprietary rights will be adequate to prevent misappropriation of such rights or that Hagler Bailly or PHB will be able to detect unauthorized use and take appropriate steps to enforce its proprietary rights. Hagler Bailly and PHB each believe that their systems and procedures and other proprietary rights do not infringe upon the rights of third parties. There can be no assurance, however, that third parties will not assert infringement claims against Hagler Bailly or PHB in the future or that any such claims will not require Hagler Bailly or PHB to enter into costly litigation or materially adverse settlements to litigation, regardless of the merits of such claims.

Government Regulation of Immigration

     Certain of Hagler Bailly's employees are foreign nationals working in the United States under U.S. visas or work permits. Congress and administrative agencies with jurisdiction over immigration matters have periodically expressed concerns over the levels of legal and illegal immigration into the U.S. These concerns have often resulted in proposed legislation, rules and regulations aimed at reducing the number of work permits that may be issued. Any changes in such laws making it more difficult to hire foreign nationals or limiting the ability of Hagler Bailly to retain foreign employees could require Hagler Bailly to incur additional unexpected labor costs and expenses.

Fluctuations of Operating Results

     Hagler Bailly's future operating results will continue to be subject to quarterly fluctuations based upon a wide variety of factors, including the number and significance of client engagements commenced and completed during a quarter, delays incurred in connection with an engagement, the number of business days in a quarter, employee hiring and utilization rates, the ability of clients to terminate engagements without penalties, the size and scope of engagements, the nature of the fee arrangement, the seasonality of the spending cycle of public sector clients (especially that of the United States government), the timing of new office openings, return on investment capital, and the general economy, such as recessionary periods, political instability, changes in trade policies, fluctuations in interest or currency exchange rates and other competitive factors. Seasonality also affects Hagler Bailly's operating results, particularly in the third quarter of each fiscal year. In addition, Hagler Bailly's operating expenses are increasing as Hagler Bailly continues to expand its operations, and future operating results will be adversely affected if revenues do not increase accordingly. Additionally, Hagler Bailly plans to continue to evaluate and, when appropriate, make acquisitions of complementary businesses. As part of this process Hagler Bailly will continue to evaluate the changing value of its assets, and when necessary, make adjustments thereto. While Hagler Bailly cannot predict what effect these various factors may have on its financial results, the aggregate effect of these and other factors could result in significant volatility in Hagler Bailly's future performance and stock price.

Fluctuations in the General Economy

     The general level of economic activity significantly affects demand for Hagler Bailly's and PHB's professional services. When economic activity slows, clients may delay or cancel plans that involve the hiring of consultants. Hagler Bailly and PHB are both unable to predict the level of economic activity at any particular time, and fluctuations in the general economy could adversely affect the combined company's business, operating results and financial condition.

Employment Liability Risks

     Hagler Bailly and PHB, as providers of professional services, employ and place individuals in the workplace of other businesses. Inherent risks of such activity include possible claims of errors and omissions, misuse of client proprietary information, misappropriation of funds, discrimination and harassment, theft of client property, other criminal activity or torts and other claims. Although historically neither Hagler Bailly nor PHB has experienced any material claims of these types, there can be no assurance that the combined company will not experience such claims in the future.

Certain Anti-takeover Effects

     Hagler  Bailly's  Certificate  of  Incorporation,   By-laws,  and  Delaware
Corporation Law include provisions that may be deemed to have anti-takeover effects and may delay, defer or prevent a takeover attempt that stockholders might consider in their best interests. These include a Board of Directors which is divided into three classes, each of which is elected to serve staggered three-year terms, and by-law provisions under which only the President, a majority of the Board of Directors or stockholders owning at least 50% of Hagler Bailly's capital stock may call meetings of the stockholders. Also, the Board of Directors of Hagler Bailly is authorized to issue up to 5,000,000 shares of preferred stock and to determine the price, rights, preferences and privileges of such shares, without any further stockholder action. The existence of this "blank-check" preferred stock could render more difficult or discourage an attempt to obtain control of Hagler Bailly by means of a tender offer, merger, proxy contest or otherwise. Furthermore, Hagler Bailly is subject to the anti-takeover provisions of Section 203 of Delaware Corporation Law that prohibits Hagler Bailly from engaging in a "business combination" with an "interested stockholder" unless the business combination is approved in a prescribed manner. These provisions could also have the effect of delaying or preventing a change of control of Hagler Bailly, which could adversely affect the market price of its common stock. See "DESCRIPTION OF HAGLER BAILLY CAPITAL STOCK AND COMPARISON OF STOCKHOLDER RIGHTS -- Anti-Takeover Statutes and Provisions."

Fluctuations in Stock Price

     The market price of Hagler Bailly's common stock may fluctuate substantially due to a variety of factors, including quarterly fluctuations in results of operations, announcements or terminations of new services, offices, contracts, acquisitions or strategic alliances by Hagler Bailly or its competitors, as well as changes in the market conditions in the energy, telecommunications, transportation and environmental industries, changes in earnings estimates by analysts, changes in accounting principles, sales of Hagler Bailly's common stock by existing holders, loss of key personnel and other factors. The stock market has from time to time experienced extreme price and volume fluctuations, which have particularly affected the market price for many companies and which, on occasion, have been unrelated to operating performance. To the extent Hagler Bailly's performance may not meet expectations published by external sources, public reaction could result in a sudden and significantly adverse impact on the market price of Hagler Bailly's securities, particularly on a short-term basis. In addition, such stock price volatility may provoke the initiation of securities litigation, which may divert substantial management resources and may have an adverse effect on the management of business operations. Any of these results could have a material adverse effect on Hagler Bailly's business, operating results and financial condition.

                                   THE MERGER


The Parties

     Hagler Bailly

     Hagler Bailly, a Delaware corporation, is headquartered in the Commonwealth of Virginia. Hagler Bailly is a worldwide provider of consulting, research and other professional services to corporations and governments on energy, telecommunication, transportation and the environment. The Company offers corporate clients strategy and business operations consulting, economic counsel and litigation support, market research and survey analysis, information technology, and financial advisory services. The Company also advises governments on energy, telecommunication, transportation, water and environmental public policy.

     During the fiscal year ended December 31, 1997 and the three-month period ended March 31, 1998, Hagler Bailly had total revenues of $96.1 million and $23.6 million, respectively, operating profits of $10.2 million and $2.6 million, respectively, and net income of $7.8 million and $1.6 million, respectively. Sales of Hagler Bailly common stock are quoted on the Nasdaq Stock Market under the symbol "HBIX." The address of Hagler Bailly's principal executive offices is Hagler Bailly, Inc., 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209 and its telephone number is (703) 351-0300. See "HAGLER BAILLY MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "HAGLER BAILLY BUSINESS."

     PHB

     PHB is headquartered and incorporated in the Commonwealth of Massachusetts. PHB is an international economic and management consulting firm providing its clients with strategic advice and analysis to support the development and execution of economically sound strategies in business, litigation, regulatory and policy matters. PHB's clients are principally companies and firms involved in the telecommunications, utility and energy industries.

     During the fiscal year ended December 31, 1997 and the three-month period ended March 31, 1998, PHB had total revenues of $62.8 million and $15.6 million, respectively, an operating loss of $9.1 million and an operating profit of $0.5 million, respectively, and net losses of $10.0 million and $0.7 million, respectively. PHB common stock is not publicly traded. The address of PHB's principal executive offices is Putnam, Hayes & Bartlett, Inc., One Memorial Drive, Cambridge, Massachusetts 02142, and its telephone number is (617) 225-2700. See "PHB MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "PHB BUSINESS."

     Merger Sub

     Merger Sub, a Delaware corporation, is a wholly owned subsidiary of Hagler Bailly created to facilitate the Merger. Merger Sub has no business or operations.

Background of the Merger

     During the second half of 1997, PHB had a number of internal discussions at the Executive Committee level to consider the possibility of a public offering of PHB stock. These discussions arose following the successful public offerings by certain of PHB's competitors. One of these was Hagler Bailly, which completed an IPO of its common stock in July 1997. On one or more occasions during this period, Howard W. Pifer III, the Chairman of PHB, spoke with Henri-Claude Bailly, the Chairman, Chief Executive Officer and President of Hagler Bailly, about Hagler Bailly's experience with the going public process.

     During January 1998, PHB's management, while continuing to consider the possibility of a public offering, also discussed a potential merger with another consulting company. This transaction did not occur but served to develop an expanded sense of possible corporate financing objectives for PHB.

     In early  February  1998,  Mr. Pifer  telephoned  Mr. Bailly to discuss the
public  offering  experience  and  process  again.  Messrs.   Bailly  and  Pifer
tentatively agreed to meet in Los Angeles, California, on February 18.

     On February 16 and 17, PHB's Executive Committee met to discuss various restructuring options available to PHB. At the end of these meetings, it was resolved that both Messrs. Pifer and William E. Dickenson, the President and Chief Executive Officer of PHB, would meet with Mr. Bailly in Los Angeles on February 18, to discuss a possible public offering of PHB or a possible combination with Hagler Bailly.

     At the meeting on February 18, Messrs. Pifer and Dickenson explained PHB's considerations of various corporate financing alternatives, and the three executives discussed a conceptual framework for merging PHB with Hagler Bailly in which Hagler Bailly would purchase the outstanding stock of PHB for 7,000,000 shares of Hagler Bailly common stock. That afternoon, Mr. Bailly forwarded a draft confidentiality agreement to Mr. Dickenson. On February 20, the two companies entered into the confidentiality agreement, following which PHB forwarded to Mr. Bailly confidential financial information about PHB's operations and future business plans.

     The following week, Mr. Bailly and Alex Steinbergh, the Chief Executive Officer of a subsidiary of Hagler Bailly (HB Capital, Inc.), spoke by telephone with Messrs. Pifer and Dickenson. During this call there was further discussion of the valuation of PHB as well the significance of merging as "equals." Mr. Pifer suggested that Mr. Dickenson meet with Mr. Bailly to discuss in more detail how the business and management of the two firms would be integrated.

     On March 2, Mr. Dickenson met with Mr. Bailly at the latter's office. They addressed and reached a preliminary agreement on such matters as the combined operating company's name (PHB Hagler Bailly), the roles of various members of PHB's senior management and the desired integration steps and schedule.

     On March 3, at a regularly scheduled meeting, the Hagler Bailly Board of Directors discussed the implications, and was supportive, of a merger with PHB. By memorandum dated that same day, Mr. Dickenson advised the principals of PHB as to Mr. Pifer's and his progress in their exploration of financing and restructuring options available to PHB. He noted that given the recent announcement of another competitor's IPO, it would be harder to sustain a competitive edge if PHB itself was not a public company.

     On March 5 and 6, Messrs. Bailly, Steinbergh, Pifer and Dickenson again discussed (by telephone) the valuation of PHB. These discussions came to an agreement as to the framework of a possible business combination transaction and the two sides began negotiating a written letter of intent. Mr. Dickenson convened a telephonic meeting with the Executive Committee of PHB on March 7. During that meeting, it was decided that a meeting of all the principals of PHB (including current stockholders and other individuals who were scheduled under PHB's stock purchase program to buy stock in 1998) would be held to discuss the proposed merger.

     For the next two weeks, the management teams of Hagler Bailly and PHB worked together, with the assistance of their respective outside counsel (Hogan & Hartson L.L.P. and McDermott, Will & Emery) and the public accountants for both Hagler Bailly and PHB, to prepare a draft letter of intent that represented a proposed merger of equals, as well as other merger-related documents, including a due diligence agreement. In addition to the aforementioned parties, Hagler Bailly engaged DLJ to provide an opinion regarding the fairness, from a financial point of view, of the consideration Hagler Bailly would pay in connection with a Merger with PHB. Accordingly, DLJ began to review the information PHB was providing to Hagler Bailly as part of the due diligence exchange of information and commenced its own inquiry into the business operations and financial condition of PHB.

     During this period, the purchase price of the transaction was revised from 7,000,000 to 6,800,000 shares of Hagler Bailly common stock in recognition of the value of the aggregate 370,000 share options that Hagler Bailly had agreed to grant to certain of the PHB Managing Directors as part of their employment agreements.

     On March 20, the Board of Directors of Hagler Bailly voted in favor of signing a non-binding preliminary agreement with PHB for a business combination transaction on the terms that had been agreed upon by the management teams of the two companies during the last two weeks.

     On March 21, PHB convened its principals to discuss the proposed preliminary agreement. This meeting resulted in a consensus in favor of continuing the negotiations and signing the preliminary agreement with Hagler Bailly, after which Messrs. Dickenson and Bailly signed the preliminary agreement. It was agreed that the parties would attempt to complete due diligence and preparation of definitive merger documents by April 30.

     On March 23, Hagler Bailly and PHB issued a joint press release announcing the signing of the preliminary agreement. On March 24, Messrs. Bailly and Dickenson participated in a telephone conference call with analysts to discuss the proposed merger.

     During the month of April, Messrs. Bailly and Dickenson made various presentations at Hagler Bailly and PHB offices to explain the proposed transaction to employees of the two companies. In addition, during this month, the parties, with assistance from counsel and independent auditors, negotiated a plan of merger and merger-related documents and conducted due diligence of each other's business information. As part of this process, various key personnel in the practice areas of both companies met to discuss and compare details of their practices.

     On April 20, Messrs. Pifer, Dickenson and R. Gene Brown (an outside PHB Director) met with seven of the executive officers and outside directors of Hagler Bailly at Hagler Bailly's Arlington, Virginia office to discuss progress in the due diligence process and the integration of the two companies. On April 24, several senior level PHB consultants, along with PHB's chief financial officer, made a presentation to DLJ regarding PHB's future business plans. Also in attendance were several Hagler Bailly representatives who were heavily involved in Hagler Bailly's due diligence activities.

     On April 27, the PHB Executive Committee met in PHB's Palo Alto office. The purpose of this meeting was to review the results of the due diligence activities and the progress of the merger negotiations. At the end of the same day, Messrs. Bailly, Steinbergh, Pifer and Dickenson and the two other HB Capital principals who were performing the financial due diligence of PHB had a telephone conference call to review due diligence findings and move the merger negotiations along. On April 28, Messrs. Bailly and Steinbergh briefed a number of Hagler Bailly executive officers on the merger negotiation.

     On April 29, Mr. Bailly visited Mr. Dickenson in his Washington, D.C. office. They discussed various aspects of the proposed combination, including management styles and the valuation of PHB. Later, during a telephone conference call that included Messrs. Bailly, Pifer, Dickenson and Steinbergh, Messrs. Bailly and Steinbergh went through a list of outstanding issues, including a possible accounting issue relating to compensation expense. The parties settled on a revised valuation for PHB (which reduced the share exchange by 200,000 to 6,600,000 shares of Hagler Bailly common stock) and also agreed to place 150,000 of these shares in an escrow account for one year to cover potential tax obligations of PHB, if any, predating the merger.

     As a result of the issues discussed on this conference, the parties agreed that the original April 30 target date for the signing of a definitive merger agreement would be extended.

     The following week, on May 7, the Hagler Bailly Board of Directors met to consider the current progress of the merger negotiations, the due diligence process and a draft of the merger documents. Representatives from Hogan & Hartson L.L.P. and Hagler Bailly's independent public accountants attended part of the meeting to brief the Board on fiduciary, accounting and other matters regarding the proposed transaction. DLJ also presented its preliminary report on the fairness of the price to be paid by Hagler Bailly. Mr. Pifer (by telephone from Australia) and Mr. Dickenson also attended part of the meeting and were interviewed by the Hagler Bailly Board about themselves and PHB.

     Following this meeting, the parties agreed to continue to extend the time for signing a definitive merger agreement in order to resolve certain due diligence issues, to complete documentation of the transaction, to allow Ernst & Young LLP additional time to complete its audit of PHB's financial statements for the 1997 fiscal year, including its review of certain compensation charge issues with respect to PHB stock sales in 1997 and 1998. In this regard, on May 8, PHB engaged the services of Howard Lawson & Co. to provide a valuation of PHB common stock on certain given dates.

     Starting on May 18, the parties conducted negotiations of the terms of employment agreements for Messrs. Dickenson and Pifer, which culminated on May 23 when Messrs. Bailly, Dickenson, Pifer and their respective in-house counsel met in Washington, D.C. to finalize the agreements. At this time, the parties agreed that there would be a revision to Mr. Bailly's employment agreement and that they would resolve outstanding issues in the ancillary merger documents.

     The valuations of PHB common stock were completed on June 8, 1998, and Ernst & Young LLP delivered its audit opinion of PHB's financial statements for 1997 on June 10, 1998.

     Hagler Bailly sent a notice to its Board of Directors on May 29, including a resolution to approve the proposed merger. PHB sent a similar notice to its Board on June 1. On June 8, the Board of Directors of Hagler Bailly met to consider the final merger documents. At this meeting DLJ presented its fairness opinion, and the Board was advised as to its fiduciary duties and other matters regarding the Merger. The Board unanimously approved the Merger and directed its officers to sign the Merger Agreement on behalf of Hagler Bailly and to finalize and file this Joint Proxy Statement/PPM for solicitation of stockholder approval of the Share Issuance. On June 9, the Board of Directors of PHB met to consider the final merger documents and approved the Merger and directed its officers to sign the Merger Agreement on behalf of PHB and solicit necessary stockholder approval. The parties signed the Agreement and Plan of Merger and issued a joint press release on June 11. Hagler Bailly filed this Joint Proxy Statement/PPM with the SEC on a preliminary basis on July 2 and on a definitive basis on July 24.

Purpose and Effects of the Merger

     The purpose of the Merger is to enable Hagler Bailly and PHB to merge their businesses. If the transactions contemplated by the Merger Agreement are completed, Merger Sub will be merged with and into PHB. As a result of the Merger, Merger Sub will cease to exist, and PHB will be the Surviving Corporation and will continue as a wholly owned subsidiary of Hagler Bailly.

     Hagler Bailly and PHB have identified several effects of the Merger that they believe will contribute to the success of both companies, including:

     Complementary Products and Services

     The combined company will have a broader range of products and services to offer its clients. For example, Hagler Bailly brings a variety of proprietary data bases and programs that will be useful to the strategic consulting services PHB offers its clients in the energy industry. PHB brings its experience in the field of litigation consulting, which reaches a wide range of clients, both within and outside of the energy industry.

     Geographic Presence

     The Merger will create a company with a stronger geographic presence, both domestically and internationally. Within the United States, the Merger will expand the firm's resources and visibility in four key metropolitan areas where both firms currently have offices: Boston, Massachusetts; Washington, D.C.; San Francisco/Palo Alto, California; and Los Angeles, California. Internationally, PHB's presence in Australia and New Zealand will be added to Hagler Bailly's network of principal international offices in Argentina, Brazil, Canada, France, Indonesia and Ireland.

     Growth and Vertical Integration

     The Merger will result in a combined company with a greater depth of consulting service offerings, cross-marketing opportunities and operating resources. In particular, the combined company will benefit from the diverse experience of a broader pool of consultants. This depth and breadth of expertise will further enhance the quality of services available to clients.

     Improved Competitive Position in Consulting Industry

     The consulting industry has been undergoing a period of consolidation. The combined company will be better positioned to compete in this environment, which will include an enhanced ability to attract and retain senior level consultants, increased resources and a larger client base.

Structure

     The Merger will be effected by merging Merger Sub with and into PHB, with PHB being the Surviving Corporation. Each share of Merger Sub common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one share of common stock of the Surviving Corporation. As a result of the Merger, Merger Sub will cease to exist and the Surviving Corporation will be a wholly owned subsidiary of Hagler Bailly. The Surviving Corporation's articles of organization and bylaws will be substantially the same as PHB's immediately prior to the Effective Time.

     At the Effective Time, except as discussed below, each issued and outstanding share of PHB common stock, except for any Dissenting Shares, will be converted automatically into the right to receive a number of shares of Hagler Bailly common stock equal to 6,600,000 divided by the number of shares of PHB common stock issued and outstanding immediately prior to the Effective Time. Cash will be paid in lieu of fractional shares. Shares held as treasury stock will be canceled. Under the Merger Agreement, PHB must terminate any and all of its stock option plans under which PHB stockholders or employees have a right to purchase PHB common stock and each of the PHB Options, if any, as of the Effective Time. At or after the Effective Time, no one, by virtue of being a holder of an option or right to purchase PHB common stock or a participant or former participant in any PHB stock option plan, will have any right to purchase shares of PHB common stock or any other equity interest in PHB, the Surviving Corporation or Hagler Bailly.

     All of the shares of PHB common stock converted to Hagler Bailly common stock will be canceled automatically and shall cease to exist, and each certificate (each a "Certificate") previously representing any such shares of PHB common stock shall thereafter represent the right to receive:

(i) the number of whole shares of Hagler Bailly common stock and (ii) cash in lieu of fractional shares into which the shares of PHB common stock represented by such Certificate have been converted (less the proportionate amount of Escrow Stock). Pursuant to the Merger Agreement and the Escrow Agreement (as defined below), Hagler Bailly shall withhold and deposit in escrow from PHB stockholders, on a pro rata basis, the 150,000 Escrow Shares. See "--The Escrow Agreement."

     Subject to the terms and conditions of the Merger Agreement, the closing of the Merger will take place: (a) as promptly as practicable after satisfaction or waiver of all closing conditions to the Merger or (b) such other date as the parties may agree. If the Merger is not consummated by October 31, 1998, either Hagler Bailly or PHB may terminate the Merger Agreement. However, a party will not be able to terminate the Merger Agreement if it has breached any representations, warranties, covenants or agreements contained in the Merger Agreement and the breach has caused the Merger's consummation to be delayed past October 31, 1998.

     The parties may elect to modify the structure of the Merger. However, after the PHB stockholders approve the Merger Agreement and Merger and Hagler Bailly stockholders approve the Share Issuance, the parties cannot amend the Merger Agreement to reduce the amount or change the type of consideration to be paid to the PHB stockholders. As of the date of this Joint Proxy Statement/PPM, neither Hagler Bailly nor PHB intend to modify the structure of the Merger or the Merger Agreement described herein.

Recommendation of the Hagler Bailly Board of Directors and Reasons for the Merger

     The Hagler Bailly Board has approved the Merger Agreement and has determined that the Merger is fair to, and in the best interests of, Hagler Bailly and its stockholders. THE HAGLER BAILLY BOARD RECOMMENDS THAT HOLDERS OF HAGLER BAILLY COMMON STOCK VOTE "FOR" APPROVAL OF THE SHARE ISSUANCE. In reaching its decision to approve the Merger Agreement, the Hagler Bailly Board of Directors consulted with its outside counsel (regarding the legal terms of the Merger Agreement and the Board's fiduciary obligations in its consideration of the Merger), its independent auditors (regarding accounting and tax considerations), its financial advisor (regarding the financial aspects and fairness, from a financial point of view, of the proposed Merger) and Hagler Bailly's management, and considered the following:

   (i) the Merger will create the largest publicly held management and economic consulting firm in the world specializing in the energy and network industries, enabling Hagler Bailly to compete more effectively against larger, integrated management consulting firms;

   (ii) the Merger will combine the particular strengths of each of Hagler Bailly and PHB in strategic and economic analysis and implementation and will provide opportunities for significant cross-selling of services to existing Hagler Bailly and PHB clients and for generating significant incremental revenues and improved margins;

   (iii)  the Merger is  expected  to be  accretive  to the  earnings  of Hagler
          Bailly;

   (iv) the Merger adds talent and depth to Hagler Bailly management and creates a plan for management succession at Hagler Bailly;

   (v) the Merger will substantially expand Hagler Bailly's presence in private sector work;

   (vi) the Merger will expand Hagler Bailly operations internationally, adding offices in Australia and New Zealand, and broaden the scope of Hagler Bailly's international practice;

   (vii)  the  Merger  is  expected  to  result  in  the   elimination  of  some
          duplicative costs and the achievement of some operating and revenue efficiencies; and

   (viii) the Merger consideration to be paid by Hagler Bailly is fair to its stockholders from a financial point of view.

     The foregoing discussion of the information and factors considered by the Hagler Bailly Board is not intended to be exhaustive but is believed to include all material factors considered by the Hagler Bailly Board. In reaching its determination to approve and recommend the Merger, the Hagler Bailly Board did not assign any relative or specific weights to the factors considered, and individual directors may have given differing weights to different factors. After deliberating with respect to the Merger and the other transactions contemplated by the Merger Agreement, considering, among other things, the matters discussed above and the opinion of DLJ referred to above, the Hagler Bailly Board unanimously approved and adopted the Merger Agreement and the transactions contemplated thereby including the Registration Rights Agreement and the Employment Agreements as being fair to and in the best interests of Hagler Bailly and its stockholders.

Opinion of Hagler Bailly's Financial Advisor

     Hagler Bailly selected DLJ as its exclusive financial advisor with respect to the Merger because DLJ is a nationally recognized investment banking firm that has substantial experience in the consulting industry and is familiar with Hagler Bailly, PHB and their respective businesses. As part of its investment banking business, DLJ is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

     As part of its role as financial advisor to Hagler Bailly, DLJ was asked to render an opinion to the Board of Directors of Hagler Bailly as to the fairness to the stockholders of Hagler Bailly of the Exchange Ratio. On June 8, 1998, DLJ delivered to the Board of Directors of Hagler Bailly its written opinion (the "DLJ Opinion") that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the Exchange Ratio was fair to the stockholders of Hagler Bailly from a financial point of view.

     A COPY OF THE DLJ OPINION IS ATTACHED HERETO AS ANNEX B. HOLDERS OF HAGLER BAILLY COMMON STOCK ARE URGED TO READ THE DLJ OPINION IN ITS ENTIRETY FOR THE ASSUMPTIONS MADE, THE MATTERS CONSIDERED AND THE LIMITS OF THE REVIEW MADE BY DLJ IN CONNECTION WITH SUCH OPINION.

     The DLJ Opinion was prepared for the Hagler Bailly Board of Directors and is directed only to the fairness to the stockholders of Hagler Bailly of the Exchange Ratio from a financial point of view. The DLJ Opinion does not constitute a recommendation to any stockholder as to how to vote on the Share Issuance in connection with the Merger at the Hagler Bailly stockholders meeting. DLJ did not make any recommendation as to the form or amount of consideration to be paid by Hagler Bailly pursuant to the transactions contemplated by the Merger Agreement. Such consideration was determined in negotiations between Hagler Bailly and PHB. DLJ's opinion does not constitute an opinion as to the prices at which Hagler Bailly common stock will actually trade at any time. No restrictions or limitations were imposed by Hagler Bailly upon DLJ with respect to the investigations made or the procedures followed by DLJ in rendering the DLJ Opinion.

     In arriving at its opinion, DLJ reviewed a draft dated June 5, 1998 of the Merger Agreement. DLJ also reviewed financial and other information that was publicly available or furnished to it by Hagler Bailly and PHB, including information provided during discussions with their respective managements. Included in such information provided to DLJ were (1) preliminary unaudited financial statements of PHB for the year ended December 31, 1997 and the quarter ended March 31, 1998 prepared by the management of PHB, (2) certain financial projections of PHB for the period beginning January 1, 1998 and ending December 31, 2002 prepared by the management of PHB and (3) certain financial projections of Hagler Bailly for the period beginning January 1, 1998 and ending December 31, 2002 prepared by the management of Hagler Bailly. In addition, DLJ compared certain financial and securities data of Hagler Bailly and PHB with various other companies whose securities are traded in the public markets, reviewed the historical stock prices and trading volumes of Hagler Bailly common stock and conducted other financial studies, analyses and investigations as DLJ deemed appropriate for purposes of its opinion.

     In rendering the DLJ Opinion, DLJ relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to it from public sources, that was provided to it by Hagler Bailly and PHB or their respective representatives or that was otherwise reviewed by DLJ. DLJ also assumed that (1) the financial projections, including estimates of synergies, supplied to it were reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of Hagler Bailly and PHB as to the future operating and financial performance of Hagler Bailly and PHB, respectively, (2) the final audited financial statements of PHB for the year ended December 31, 1997 and the final unaudited financial statements of PHB for the quarter ended March 31, 1998 will not differ materially from the preliminary unaudited statements furnished to DLJ, with the exception of any changes as the result of the non-recurring, non-cash stock compensation charges and (3) the Merger will qualify as a tax-free reorganization and for pooling-of-interests accounting treatment. Subsequent to the delivery of the DLJ Opinion, DLJ reviewed the final audited financial statements of PHB for the year ended December 31, 1997 and the final unaudited financial statements of PHB for the quarter ended March 31, 1998 and determined that they did not differ materially from the preliminary unaudited statements furnished to DLJ prior to the delivery of the DLJ Opinion, with the exception of changes as the result of the non-recurring, non-cash stock compensation charges. DLJ has not assumed any responsibility for making any independent evaluation or appraisal of the assets or liabilities of Hagler Bailly or PHB or for making any independent verification of any information reviewed by it. DLJ relied as to certain legal matters on advice of counsel to Hagler Bailly.

     The DLJ Opinion is necessarily based on economic, market, financial and other conditions as they existed on, and on the information made available to it as of, the date of the DLJ Opinion. Although subsequent developments may affect its opinion, DLJ does not have any obligation to update, revise or reaffirm its opinion.

     The following is a summary of the material analyses presented by DLJ to the Hagler Bailly Board of Directors at its June 8, 1998 meeting in connection with rendering the DLJ Opinion. All market information used in the analyses is as of the close of business on June 4, 1998. All financial information for PHB used in the analyses are pro forma to back out incentive compensation (bonus above standard levels) that will not be paid post-Merger and non-recurring, non-cash stock compensation charges. All financial information for Hagler Bailly used in the analyses are pro forma to back out non-recurring, non-cash compensation charges.

     Earnings per Share Impact Analysis

     Using the financial information and projections provided to DLJ by PHB's and Hagler Bailly's respective managements, DLJ reviewed the impact on Hagler Bailly's 1998, 1999, 2000 and 2001 projected earnings per share resulting from the Merger. DLJ's analysis separately considered accretion/dilution (i) without giving effect to the synergies estimated by Hagler Bailly's management and (ii) giving effect to the synergies. The amounts of incremental revenue from synergies estimated by Hagler Bailly, and assumed by DLJ, were $3.8 million, $23.8 million, $38.3 million and $46.1 million for 1998, 1999, 2000 and 2001, respectively. Actual results achieved by the combined companies may vary from the amounts used and the variations may be material. This analysis indicated that the Merger would be accretive to 1998, 1999, 2000 and 2001 projected earnings per share with or without synergies. Assuming no synergies, the accretive effect of the Merger on projected earnings per share ("EPS") was an estimated 24.2%, 15.2%, 12.9% and 8.6%, for 1998, 1999, 2000 and 2001,
respectively.

     Analysis of Certain Publicly Traded Companies for PHB

     To provide contextual data and comparative market information, DLJ compared selected historical earnings and operating and financial ratios for PHB to corresponding data and ratios of certain business services companies whose securities are publicly traded. In conducting its analysis, DLJ compared the ratios implied by the Exchange Ratio to the ratios implied from the market valuation of publicly traded companies selected by DLJ (the "Business Services Companies") based upon quantitative factors which DLJ deemed relevant based upon its experience in the business services industry. The Business Services Companies were separated into information technology ("IT") and non-IT companies based upon their business focus. The non-IT Business Services Companies included: Hagler Bailly, Inc., Charles River Associates Incorporated and LECG, Inc. The IT Business Services Companies included: The Metzler Group, Inc., Forrester Research, Inc., and Superior Consultant Holdings Corporation. Although DLJ used these companies for comparison purposes, none of such companies is directly comparable to PHB. Accordingly, a complete analysis of the results cannot be limited to a quantitative review and involves complex considerations and judgments concerning differences in financial and operating characteristics of the Business Services Companies and other factors which could affect the public trading value of the Business Services Companies as well as that of PHB. All financial information for the Business Services Companies used in this analysis are pro forma to exclude certain non-recurring charges and for certain other adjustments. Data and ratios considered by DLJ included: the ratio of enterprise value to (i) latest 12 months ("LTM") revenues, (ii) LTM earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and (iii) LTM earnings before interest expense and income taxes ("EBIT") and the ratio of market price to (i) LTM EPS, (ii) 1998 estimated median EPS as reported by I/B/E/S International, Inc. ("I/B/E/S") and (iii) 1999 estimated median EPS as reported by I/B/E/S. Enterprise value is defined as the sum of the principal amount of a company's long-term debt and minority interests in consolidated subsidiaries plus the market value of its equity securities less excess cash.

     For non-IT Business Services Companies, the ratio of enterprise value to LTM revenues ranged from 2.8x to 4.3x, and was 3.1x for PHB at the Exchange Ratio. The ratio of enterprise value to LTM EBITDA ranged from 18.0x to 31.5x, and was 20.3x for PHB at the Exchange Ratio. The ratio of enterprise value to LTM EBIT ranged from 19.6x to 36.3x, and was 23.3x for PHB at the Exchange Ratio. The ratio of market price to LTM EPS ranged from 27.8x to 43.8x, and was 35.7x for PHB at the Exchange Ratio. The ratio of market price to 1998 estimated EPS ranged from 27.3x to 31.4x, and was 20.5x for PHB at the Exchange Ratio. The ratio of market price to 1999 estimated EPS ranged from 21.9x to 25.8x, and was 16.8x for PHB at the Exchange Ratio.

     For IT Business Services Companies, the ratio of enterprise value to LTM revenues ranged from 4.9x to 6.5x, and was 3.1x for PHB at the Exchange Ratio. The ratio of enterprise value to LTM EBITDA ranged from 29.5x to 45.8x, and was 20.3x for PHB at the Exchange Ratio. The ratio of enterprise value to LTM EBIT ranged from 31.0x to 55.9x, and was 23.3x for PHB at the Exchange Ratio. The ratio of market price of LTM EPS ranged from 43.1x to 60.6x, and was 35.7x for PHB at the Exchange Ratio. The ratio of market price to 1998 estimated EPS ranged from 35.8x to 44.6x, and was 20.5x for PHB at the Exchange Ratio. The ratio of market price to 1999 estimated EPS ranged from 27.1x to 33.9x, and was 16.8x for PHB at the Exchange Ratio.

     Discounted Cash Flow Analysis

     DLJ performed a discounted cash flow analysis of Hagler Bailly and PHB, using their respective management's estimates of future performance and future results of operations including and excluding synergies.

     For Hagler Bailly, DLJ selected a range of terminal multiples of 11.0x to 13.0x EBITDA and a range of weighted average cost of capital of 12.9% to 16.9% based upon its subjective judgments about, among other things, the capital markets, Hagler Bailly's prospects and the business services industry. The terminal multiple represents an estimate of the value of Hagler Bailly's future free cash flows at December 31, 2002. Assuming a terminal multiple of 12.0x EBITDA in 2002 and a weighted average cost of capital of 14.9%, this analysis implied a per share value of Hagler Bailly of $29.71.


     For PHB, DLJ selected a range of terminal multiples of 11.0x to 13.0x EBITDA and a range of weighted average cost of capital of 12.9% to 16.9% based upon its subjective judgments about, among other things, the capital markets, PHB's prospects and the business services industry. The terminal multiple represents an estimate of the value of PHB's future free cash flows at December 31, 2002. Assuming a terminal multiple of 12.0x EBITDA in 2002 and a weighted average cost of capital of 14.9%, this analysis implied a per share value of PHB of $43.62 and an implied Exchange Ratio of 1.47x without synergies. With synergies, this analysis implied a per share value of PHB of $53.96 and an implied Exchange Ratio of 1.82x.

     Contribution Analysis

     DLJ reviewed the relative contribution to the combined company of Hagler Bailly and PHB with respect to total revenues, EBITDA, EBIT and net income without giving effect to synergies. At the Exchange Ratio, shareholders of Hagler Bailly and PHB will own approximately 59.8% and 40.2%, respectively, of the fully diluted common stock of the combined company. The projections made by PHB's and Hagler Bailly's managements indicate, for the years 1998-2002, that Hagler Bailly would provide from 61.4% to 71.0% of combined revenues; from 47.1% to 58.5% of combined EBITDA; from 47.1% to 58.6% of combined EBIT; and from 48.3% to 59.0% of combined net income. On a corresponding basis, PHB would provide from 29.0% to 38.6% of combined revenues; from 41.5% to 52.9% of combined EBITDA; from 41.4% to 52.9% of combined EBIT; and from 41.0% to 51.7% of combined net income.

     Analysis of Certain Other Publicly Traded Companies for Hagler Bailly

     To provide contextual data and comparative market information on whether Hagler Bailly common stock is fairly valued by the market, DLJ compared selected historical earnings and operating and financial ratios for Hagler Bailly to corresponding data and ratios of certain business services companies whose securities are publicly traded. In conducting its analysis, DLJ compared the ratios implied from the market valuation of Hagler Bailly to the ratios implied from the market valuation of the Business Services Companies. The Business Services Companies were separated into IT and non-IT companies based upon their business focus. The non-IT Business Services Companies included: Charles River Associates Incorporated and LECG, Inc. The IT Business Services Companies included: The Metzler Group, Inc., Forrester Research, Inc., and Superior Consultant Holdings Corporation. Although DLJ used these companies for comparison purposes, none of such companies is directly comparable to Hagler Bailly. Accordingly, a complete analysis of the results cannot be limited to a quantitative review and involves complex considerations and judgments concerning differences in financial and operating characteristics of the Business Services Companies and other factors which could affect the public trading value of the Business Services Companies as well as that of Hagler Bailly. All financial information for the Business Services Companies used in this analysis is pro forma to exclude certain non-recurring charges and for certain other adjustments. Data and ratios considered by DLJ included: the ratio of enterprise value to (i) LTM revenues, (ii) LTM EBITDA and (iii) LTM EBIT and the ratio of market price to (i) LTM EPS, (ii) 1998 estimated median EPS as reported by I/B/E/S and (iii) 1999 estimated median EPS as reported by I/B/E/S. Enterprise value is defined as the sum of the principal amount of a company's long-term debt and minority interests in consolidated subsidiaries plus the market value of its equity securities less excess cash.

     For non-IT Business Services Companies, the ratio of enterprise value to LTM revenues ranged from 3.6x to 4.3x, and was 2.8x for Hagler Bailly. The ratio of enterprise value to LTM EBITDA ranged from 18.0x to 31.5x, and was 23.4x for Hagler Bailly. The ratio of enterprise value to LTM EBIT ranged from 19.6x to 36.3x, and was 27.7x for Hagler Bailly. The ratio of market price to LTM EPS ranged from 27.8x to 43.8x, and was 36.4x for Hagler Bailly. The ratio of market price to 1998 estimated EPS ranged from 27.3x to 31.4x, and was 30.6x for Hagler
Bailly. The ratio of market price to 1999 estimated EPS ranged from 21.9x to 25.8x, and was 23.6x for Hagler Bailly.

     For IT Business Services Companies, the ratio of enterprise value to LTM revenues ranged from 4.9x to 6.5x, and was 2.8x for Hagler Bailly. The ratio of enterprise value to LTM EBITDA ranged from 29.5x to 45.8x, and was 23.4x for Hagler Bailly. The ratio of enterprise value to LTM EBIT ranged from 31.0x to 55.9x, and was 27.7x for Hagler Bailly. The ratio of market price to LTM EPS ranged from 43.1x to 60.6x, and was 36.4x for Hagler Bailly. The ratio of market price to 1998 estimated EPS ranged from 35.8x to 44.6x, and was 30.6x for Hagler Bailly. The ratio of market price to 1999 estimated EPS ranged from 27.1x to 33.9x, and was 23.6x for Hagler Bailly.

     The summary set forth above describes the material analyses presented by DLJ to the Hagler Bailly Board of Directors on June 8, 1998 in connection with the DLJ Opinion. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Each of the analyses conducted by DLJ was carried out in order to provide a different perspective on the Merger and to add to the total mix of information available. DLJ did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Rather, in reaching its conclusion, DLJ considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole, without placing particular reliance or weight on any individual analysis. Accordingly, notwithstanding the separate factors summarized above, DLJ believes that its analysis must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all analyses and factors, could create an incomplete view of the evaluation process underlying its opinions. The analyses performed by DLJ are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

     Pursuant to the terms of an engagement letter, Hagler Bailly has agreed to pay DLJ a fee of $350,000 for rendering its fairness opinion. Hagler Bailly has also agreed to reimburse DLJ for certain out-of-pocket expenses (including the reasonable fees and expenses of DLJ's counsel) in connection with its engagement, and to indemnify DLJ and certain of its related persons against certain liabilities in connection with its engagement, including liabilities under the federal securities laws. The terms of the fee arrangement with DLJ, which DLJ and Hagler Bailly believe are customary in transactions of this nature, were negotiated at arm's length between Hagler Bailly and DLJ. DLJ has performed investment banking and other services for Hagler Bailly in the past and has been compensated for such services. DLJ was the lead manager for Hagler Bailly's July 1997 IPO. Pursuant to the terms of the engagement letter between the Company and DLJ, DLJ shall have the right to act as lead managing underwriter to the Company in connection with any public equity financing by the Company which is effected within 12 months following consummation of the Merger.

     In the ordinary course of business, DLJ actively trades the equity securities of Hagler Bailly for its own account and for the accounts of its customers and accordingly, may at any time hold a long or short position in such securities.

Recommendation of the PHB Board of Directors and Reasons for the Merger

     The Board of Directors of PHB has approved the Merger Agreement and has determined that the Merger is fair to, and in the best interests of, PHB and its stockholders. THE PHB BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF PHB COMMON STOCK VOTE "FOR" THE MERGER AGREEMENT AND THE MERGER PROVIDED FOR THEREIN. The PHB Board of Directors believes that the Merger will enable holders of PHB common stock to realize increased value due to the premium over price, net income per share and book value per share of PHB common stock. The PHB Board of Directors also believes that the Merger may enable PHB stockholders to participate in opportunities for appreciation of Hagler Bailly common stock. In reaching its decision to approve the Merger Agreement, the PHB Board consulted with its outside counsel (regarding the legal terms of the Merger and the PHB Board's fiduciary obligations in its consideration of the Merger) as well as with the management of PHB and considered the following, which are all of the material factors considered, both from a short-term and long-term perspective:

   (i) the combined company will have an improved competitive position in the consulting industry;

   (ii)   the Merger will create a more diverse geographic presence;

   (iii) the combined company will offer a broader range of products and services; and

   (iv) the Merger will result in a combined company with a greater depth of service offerings, marketing opportunities and resources.

     The foregoing discussion of the information and factors considered by the PHB Board is not intended to be exhaustive but is believed to include all material factors considered by the PHB Board, from both a short-term and long-term perspective. In reaching its determination to approve and recommend the Merger, the PHB Board did not assign any relative or specific weights to the factors considered, and individual directors may have given differing weights to different factors. After deliberating with respect to the Merger and the other transactions contemplated by the Merger Agreement and considering, among other things, the matters discussed above, the PHB Board approved and adopted the Merger Agreement and the transactions contemplated thereby as being fair to and in the best interests of PHB and its stockholders.

Closing and Effective Time

     The Merger will become effective when the articles of merger are filed with the Secretary of State of the Commonwealth of Massachusetts and the Secretary of State of Delaware in accordance with applicable law. The articles of merger will be filed as promptly as possible after the parties receive all reasonable assurances as to the tax and accounting treatment of the Merger, certain documents, opinions, consents and certificates are received, certain agreements are entered, and Hagler Bailly stockholders have approved the Share Issuance and PHB stockholders have approved the Merger Agreement and the Merger, provided the aggregate number of Dissenting Shares is 10% or less. PHB and Hagler Bailly expect that the Merger will be consummated in the summer of 1998, or as soon as possible after all stockholder approvals are obtained.

     The Merger Agreement provides that at the Effective Time, each issued and outstanding share of PHB common stock (excluding PHB treasury stock and Dissenting Shares) will be converted automatically into the right to receive a number of shares of Hagler Bailly common stock equal to (i) 6,600,000 divided by
(ii) the number of shares of PHB common stock issued and outstanding immediately prior to the Effective Time. All shares of PHB capital stock held as treasury stock by PHB immediately prior to the Effective Time will be canceled and extinguished without any conversion.

     Because the market price of Hagler Bailly common stock and the number of outstanding shares of PHB common stock are subject to change, the market value of the shares of Hagler Bailly common stock that PHB stockholders will receive in the Merger may materially increase or decrease prior to the Merger. No assurance can be given as to the market price of Hagler Bailly common stock at the time of the Merger or the number of shares of PHB common stock outstanding at the Effective Time. See "MARKET PRICES AND DIVIDENDS."

     Certificates representing fractions of shares of Hagler Bailly common stock will not be issued. Under the Merger Agreement, in lieu of a fractional share of Hagler Bailly common stock, each PHB stockholder will be entitled to receive an amount of cash equal to the product of (i) such fractional part of Hagler Bailly common stock multiplied by (ii) the reported closing price of a share of Hagler Bailly common stock on the Nasdaq Stock Market on the last business day prior to the closing date.

     The conversion of PHB common stock held by stockholders of PHB into the right to receive shares of Hagler Bailly common stock (and cash in lieu of fractional shares) will occur automatically upon consummation of the Merger. Pursuant to the Merger Agreement, at or prior to the Effective Time, Hagler Bailly will deposit or cause to be deposited with the Exchange Agent, for the benefit of the holders of the certificates representing shares of PHB common stock to be exchanged pursuant to the Merger, certificates representing the shares of Hagler Bailly common stock to be issued (less certificates representing the Escrow Shares) and the cash in lieu of fractional shares to be paid in the Merger.

Exchange of PHB Common Stock Certificates

     Promptly after the Effective Time, certificates representing PHB common stock shall be canceled, and, simultaneously with such cancellation, Hagler Bailly shall issue certificates with respect to the canceled PHB common stock for each PHB stockholder. All such certificates (the "Merger Stock Certificates") shall be registered in the name of each PHB stockholder and shall represent the total number of shares of Hagler Bailly common stock issuable pursuant to the Merger in respect of shares of PHB common stock held by such PHB stockholder (less the PHB stockholder's proportionate interest in the Escrow Shares). A separate certificate, representing the Escrow Shares (the "Escrow Stock Certificate"), shall be issued in the name of the Escrow Agent (as defined below) as nominee of each PHB stockholder.

     Prior to or promptly after the Effective Time, the Exchange Agent will mail to each holder of record of PHB common stock a form letter of transmittal and instructions for use in surrendering the Certificates in exchange for certificates representing the shares of Hagler Bailly common stock and the cash in lieu of fractional shares into which the shares of PHB common stock represented by such Certificate or Certificates will have been converted pursuant to the Merger Agreement. Upon the surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with the letter of transmittal, duly executed, the holder of such Certificate will be entitled to receive in exchange for such Certificate: (i) a certificate representing that number of whole shares of Hagler Bailly common stock to which such PHB stockholder will have become entitled pursuant to the Merger Agreement (less the holder's pro rata share of the Escrow Shares) and (ii) a check representing the amount of cash in lieu of fractional shares, if any, that such PHB stockholder has the right to receive in respect of the Certificate surrendered pursuant to the Merger Agreement. The Certificate surrendered will be canceled. At the Effective Time, Hagler Bailly will issue and transfer to the Escrow Agent the Escrow Stock Certificate to be held in escrow. As to Hagler Bailly common stock received in the Merger, a PHB stockholder will not be entitled to any dividend or other distribution payable to Hagler Bailly common stock record holders on any date after the Effective Time, unless and until the PHB stockholder surrenders a Certificate in exchange for such shares of Hagler Bailly common stock. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to holders of Certificates.

Certificates should not be returned to PHB with the enclosed proxy card and should be forwarded to the Exchange Agent only after receipt of the letter of transmittal.

Conditions to the Merger

     The respective obligations of Hagler Bailly, PHB and Merger Sub to close the Merger are conditioned upon the satisfaction at or prior to the Effective Time of each of the following: (i) the approval of the stockholders of each of Hagler Bailly and PHB; (ii) no matter shall have been instituted or threatened before any government entity (and not subsequently terminated) which is reasonably expected to restrain, prohibit or invalidate the Merger or the other transactions contemplated by Merger Agreement, unless the matter is instituted or threatened by one of the parties to the Merger Agreement; (iii) Hagler Bailly and PHB shall have received a letter from Ernst

& Young LLP that the Merger will qualify as a pooling-of-interests and reasonable assurances that the Merger will constitute a reorganization under
Section 368 of the Code and (iv) the Employment Agreements must be binding and enforceable legal obligations on the parties thereto.

     In addition, the respective obligations of Hagler Bailly and Merger Sub to close the Merger are conditioned upon the satisfaction at or prior to the Effective Time of each of the following: (i) Hagler Bailly shall have received certification from PHB that PHB's representations and warranties in the Merger Agreement are true and correct in all material respects and that PHB's agreements and covenants have been performed in all material respects; (ii) the aggregate number of Dissenting Shares is no more than 10% of the PHB common stock outstanding on the closing date; (iii) no PHB Material Adverse Effect (as defined below) shall have occurred and be continuing; (iv) PHB shall have delivered to Hagler Bailly all required consents or notices; (v) the Escrow Agreement shall have been entered into; (vi) Hagler Bailly shall have received an executed PHB Affiliate Agreement (defined below) for each PHB affiliate;
(vii) PHB shall have furnished Hagler Bailly with a legal opinion on certain issues, a capitalization certificate and any additional documents Hagler Bailly may reasonably request; (viii) all PHB Options and stock option plans shall have been terminated; (ix) PHB shall have certified that no shares of PHB common stock are subject to repurchase by PHB as of the Effective Time and (x) no PHB director who voted to approve the Merger Agreement and Merger at the PHB Board meeting held June 9, 1998 shall have objected to the Merger in writing or demanded dissenters' rights of appraisal.

     Finally, the obligations of PHB to close the Merger are conditioned upon the satisfaction at or prior to the Effective Time of each of the following: (i) PHB's receipt of certification from Hagler Bailly that Hagler Bailly's and Merger Sub's representations and warranties in the Merger Agreement are true and correct in all material respects and that Hagler Bailly's and Merger Sub's agreements and covenants have been performed in all material respects; (ii) no Hagler Bailly Material Adverse Effect (defined below) shall have occurred and be continuing; (iii) Hagler Bailly shall have delivered to PHB all required consents; (iv) PHB shall have received an executed Hagler Bailly Affiliate
Agreement (defined below) for each Hagler Bailly affiliate; (v) Hagler Bailly shall have furnished PHB with a legal opinion on certain issues, a capitalization certificate and any additional documents PHB may reasonably request and (vi) Hagler Bailly shall have signed the Registration Rights Agreement.

     A Material Adverse Effect as to Hagler Bailly or PHB means, as the case may be, any material adverse effect on the assets or the business, financial condition or results of operations of Hagler Bailly or PHB and their respective subsidiaries taken as a whole.

Conduct of Business Pending The Merger

     The Merger Agreement contains certain restrictions on the operations of Hagler Bailly, PHB and their respective subsidiaries prior to the Effective Time. In general, the Merger Agreement obligates each of Hagler Bailly and PHB and their subsidiaries, respectively to: (i) operate their businesses in the ordinary course consistent with past practices and preserve their business organizations, maintain their rights and contracts, retain the services of their personnel and maintain relationships with suppliers, contractors, customers and others; (ii) keep their property in good repair and (iii) maintain substantially their current insurance levels. If a party requests from the other permission to deviate from any of the above restrictions, the other party must consider such a request in good faith and not unreasonably withhold or delay its consent to deviate.

     The Merger Agreement provides that until the closing, Hagler Bailly, PHB and their respective subsidiaries shall not, without permission of the other party, or unless the proposed transaction was disclosed or contemplated by the Merger Agreement: (a) increase director, officer or employee compensation or grant severance or termination pay other than as currently obligated by existing severance contracts or enter into or modify severance or employment agreements, except in the ordinary course of business and consistent with past practice; (b) adopt or amend any employee benefit plan or arrangement, except as may be required by law; (c) declare or pay any dividend on, or make any other distribution in respect of, any of its capital stock; (d) effect any reorganization or recapitalization; (e) redeem, repurchase or reacquire any of its capital stock or effect certain changes pertaining to or issuances of its capital stock or other securities, with certain exceptions; (f) acquire or merge with another entity or acquire another entity's assets unless in the ordinary course of business and consistent with past practice or make extraordinary capital expenditures, except acquisitions, mergers or other alliances involving Hagler Bailly for which the valuation is less than $20.0 million; (g) dispose of or encumber material assets unless in the ordinary course and consistent with past practice; (h) propose or adopt any amendments to its charter documents or bylaws (other than the Certificate Amendment); (i) change its accounting method;
(j) take certain action relating to, or make certain changes regarding, taxes (except as may be required by law or generally accepted accounting principles);
(k) prepay certain debt or trade payables; (l) enter into or modify materially certain material contracts; (m) take action that would cause or be expected to cause any representations or warranties to be untrue or conditions to the Merger not to be satisfied or (n) agree to do any of the foregoing. Hagler Bailly and PHB have also agreed, that unless they agree otherwise, for a period of one year from the date of the Merger Agreement neither will solicit the other's employees for employment if the Merger does not close.

Expenses

     Each party shall pay all costs and expenses incurred by such party in connection with the Merger.

Representations and Warranties

     Under the Merger Agreement, Hagler Bailly and PHB have made certain representations and warranties to one another, including those with regard to:
(i) their organization, existence, good standing and status and that of their significant subsidiaries; (ii) their respective charter documents and bylaws;
(iii) capital stock and capitalization; (iv) the existence of the necessary corporate power and authority required to enter into the Merger Agreement and the ancillary agreements thereto; (v) obtaining required filings and consents;
(vi) the veracity of their financial statements, and in Hagler Bailly's case confirmation that certain items have been filed with the SEC; (vii) the absence of certain changes or events; (viii) legal proceedings and material contracts;
(ix) environmental matters; (x) employee matters, benefit plans and ERISA; (xi) compliance with applicable laws; (xii) the possession of certain licenses and permits; (xiii) properties and assets; (xiv) insurance matters; (xv) intellectual property rights; (xvi) investment company status; (xvii) tax matters; (xviii) the veracity of the information supplied for inclusion in this Joint Proxy Statement/PPM and certain other material information, including certain books and records; (xix) transactions with related parties; (xx) approval of the transactions contemplated by Merger Agreement by their respective Boards and stockholder approval and (xxi) broker's fees and commissions. PHB has also represented and warranted that there are no more than 35 PHB stockholders who are not "accredited" as such term is defined in Rule 501 of Regulation D under the Securities Act.

Nonsurvival of Representations, Warranties and Agreements

     The representations, warranties, covenants and agreements in the Merger Agreement (and in any certificate delivered in connection with the Closing) have been deemed to be conditions to the Merger and will not survive the Effective Time or termination of the Merger Agreement. However, the agreements in the Merger Agreement relating to the mechanics, consideration and procedures for the Merger, the conversion of securities and the exchange of certificates (Articles I and II) and the equal treatment of PHB employees after the Merger (Section 7.8) will survive the Effective Time indefinitely. Also, provisions relating to special tax indemnification (Section 10.2) will survive for a period of one year after the Effective Time, and agreements relating to non-solicitation and confidentiality as they relate to the other provisions surviving termination of the Merger Agreement (Section 11.7) and fees and expenses (Section 11.12) will survive termination of the Merger Agreement indefinitely.

Other Agreements

     Pursuant to the Merger Agreement, Hagler Bailly and PHB have reached agreement with respect to various other matters, including, but not limited to:
(i) providing  information,  access to  information  and  confidentiality;  (ii)
taking all steps necessary to duly call, give notice of, convene and hold meetings of PHB's and Hagler Bailly's respective stockholders and recommend the approval of the proposals in connection with the Merger; (iii) causing the Surviving Corporation to maintain the indemnification obligations of PHB as to its officers and directors; (iv) using their reasonable best efforts to take action to consummate the Merger; (v) making public announcements; (vi) restrictions on furnishing certain information to third parties and the solicitation and response to indications of interest regarding mergers, consolidations or other transactions (with certain exceptions for Hagler Bailly); (vii) the equal treatment of PHB and Hagler Bailly employees after the Merger regarding the elimination of positions and for 1998, the continuation of benefits to PHB employees by the Surviving Corporation; (viii) causing affiliates not to take action which would jeopardize the Merger being treated as a pooling-of-interests for financial accounting purposes; (ix) PHB's delivery to Hagler Bailly of certain certificates obtained from PHB stockholders; (x) using their reasonable best efforts to cause the Merger to be accounted for as a pooling-of-interests and (xi) execution of the Registration Rights Agreement.

The Support Agreements

     In connection with the Merger, Hagler Bailly, Merger Sub and certain directors and executive officers of Hagler Bailly, who beneficially own in the aggregate approximately 27% of the outstanding shares of Hagler Bailly common stock, have entered into the Hagler Bailly Support Agreement, and PHB and all of PHB's directors, who beneficially own in the aggregate approximately 85% of the PHB common stock, have entered into the PHB Support Agreement (together the "Support Agreements"). The Support Agreements provide, among other things, that the stockholders who have signed them have agreed to vote their shares of common stock of: (i) Hagler Bailly in favor of the Share Issuance and (ii) PHB in favor of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. See "THE HAGLER BAILLY SPECIAL MEETING" and "THE PHB SPECIAL MEETING."

     The Support Agreements also provide that the signing stockholders will not encumber or dispose of or enter any contract to encumber or dispose of their Hagler Bailly common stock or PHB common stock, as the case may be, or any such stock they may acquire in the future. The Support Agreements also provide that the signing stockholders will vote against: (a) approval or adoption of any extraordinary corporate transactions that are not contemplated by the Merger Agreement; (b) resolutions which would prevent, delay or frustrate the transactions or Hagler Bailly's or PHB's, as the case may be, obligations contemplated by the Merger Agreement and (c) any action which would constitute a material breach of the Merger Agreement. The Support Agreements also restrict the signing stockholders' ability to solicit or respond favorably to indications of interest or negotiate with third parties concerning extraordinary corporate transactions or furnish nonpublic information in connection therewith.

The Affiliate Agreements

     Each of Hagler Bailly and PHB must deliver to the other, on or before the Effective Time, from each of its affiliates, a written agreement relating to future sales of Hagler Bailly common stock after the Merger is closed (the "Hagler Bailly Affiliate Agreement" or the "PHB Affiliate Agreement," as the case may be; collectively, the "Affiliate Agreements"). Pursuant to the Affiliate Agreements, the affiliates have agreed not to dispose of or encumber any of their shares of Hagler Bailly common stock until financial results covering at least 30 days of post-Merger combined operations of Hagler Bailly and PHB are publicly reported. The parties to the Merger have required that the affiliates enter the Affiliate Agreements in order to help ensure that the Merger qualifies as for pooling-of-interests accounting treatment. See "-- Accounting Treatment."

The Escrow Agreement

     Under a separate escrow agreement to be signed at or before the Effective Time (the "Escrow Agreement"), Hagler Bailly will deposit with an escrow agent 150,000 shares of Hagler Bailly common stock issuable to PHB stockholders in connection with the Merger. The Merger Agreement provides that each PHB stockholder who receives Hagler Bailly common stock in the Merger will indemnify and hold harmless Hagler Bailly, the Surviving Corporation and any entity that is a member of an "affiliated group", as defined in the Code, with respect to certain losses of PHB imposed upon or incurred by such entities or members of such affiliated group relating to certain taxation obligations with respect to periods ending on or prior to December 31, 1997. Each PHB stockholder's liability under this provision is capped at the value of the PHB stockholder's pro rata share of the Escrow Shares.

     William E. Dickenson, President and Chief Executive Officer of PHB, will serve as a representative for the PHB stockholders under the Escrow Agreement. The Escrow Agreement provides that if any of the indemnified parties mentioned above asserts a claim for indemnification regarding certain taxation obligations, a portion of the Escrow Shares equal in value to the amount of the claim will be released to the indemnified party, provided Mr. Dickenson does not object. If Mr. Dickenson, as representative of the PHB stockholders, objects, the portion of the Escrow Shares will be released only if a court of competent jurisdiction or arbitrator so orders, or Mr. Dickenson later consents to the release. No Escrow Shares shall be distributed to Hagler Bailly until losses have been incurred by Hagler Bailly.

     The Escrow Shares will remain in escrow for one year after the Effective Time. During this one year period, the PHB stockholders will be able to vote the Escrow Shares in proportion to their respective pro rata interests. Also, Hagler Bailly will pay any cash dividends or other distributions payable to Hagler Bailly stockholders to the PHB stockholders on a pro rata basis. After the one year period has elapsed and any claims are resolved, any remaining shares of Escrow Shares will be released to the PHB stockholders on a pro rata basis.

The Employment Agreements

     Hagler Bailly has entered into employment agreements with Messrs. Bailly, Dickenson and Pifer which will become effective one day after the Effective
Time. Mr. Bailly's employment agreement will replace his existing employment contract with Hagler Bailly. See "HAGLER BAILLY EXECUTIVE COMPENSATION -- Employment Arrangements." Each agreement specifies the various positions that each of the respective parties will hold with Hagler Bailly or PHB, as applicable, after the Merger. See "--Post-Merger Management of Hagler Bailly and the Surviving Corporation" and "--Post-Merger Boards of Directors of Hagler Bailly and the Surviving Corporation." The agreements' terms end on July 3, 2000 in the case of Mr. Bailly, and three years after the Effective Time in the case of Messrs. Dickenson and Pifer. Under these agreements, each of Messrs. Bailly, Dickenson and Pifer will receive for their respective services, initial annual base salaries of: (i) $393,750 in the case of Mr. Bailly and (ii) $345,592 in the case of Messrs. Dickenson and Pifer. Base salaries will be subject to increase each January 1 by an amount that is no less than the greater of five percent over the annual rate of base salary in effect for the preceding year and the increase in the Consumer Price Index for the year. Each of Messrs. Bailly, Dickenson and Pifer is entitled to a bonus for each calendar year equal to an amount determined by the Executive Compensation Committee of the Hagler Bailly Board. As part of the employment agreements, Messrs. Dickenson and Pifer will each be granted options to purchase 92,000 shares of Hagler Bailly common stock at fair market value as of the Effective Time. Each of the parties is entitled to receive, from time to time, options to purchase Hagler Bailly common stock pursuant to Hagler Bailly's option plans as determined by the Stock Option Committee of the Hagler Bailly Board and is entitled to participate in all of the benefit programs which are presently or may in the future be provided by Hagler Bailly, in the case of Mr. Bailly, and Hagler Bailly subsidiaries, in the case of Messrs. Dickenson and Pifer.

     Each agreement provides that if Hagler Bailly materially breaches the agreement or upon termination of the employee by Hagler Bailly without cause or upon change in control (as defined in the agreements), the employee will be entitled to an immediate lump sum payment equal to four times his annual base salary and payment of his annual base salary over the three years following the termination. Each of the agreements also contain certain non-competition and non-solicitation provisions which will be in effect during the term of each of the agreements.

     PHB has entered into employment agreements with 37 of its current Managing Directors and Directors which will become the obligation of the Surviving Corporation or its subsidiaries at the Effective Time. PHB will enter into a senior advisor agreement with one current Managing Director. The agreements are for a term of three years in the case of PHB Managing Directors, and two years in the case of PHB Directors. Under these agreements, each of the PHB Managing Directors and PHB Directors will receive initial base salaries of between $230,256 and $287,664 in the case of PHB Managing Directors, between $172,536 and $201,240 in the case of PHB Directors, and discretionary bonuses. As part of these agreements, certain of the Managing Directors will receive, in the aggregate, options to purchase 186,000 shares of Hagler Bailly common stock at fair market value at the Effective Time.

     Each of these employment agreements may be terminated by the Surviving Corporation (a) upon death, (b) for permanent disability or (c) for cause, and by the employee (d) upon a material breach by the Surviving Corporation or (e) at the will of the employee. The agreements provide that if termination occurs under (a), (c) or (e), then the employee is not entitled to any compensation that would accrue after the termination date. The agreements also provide that if an employee is terminated under (b) or (d), the employee will be entitled to payment of compensation and benefits for a period equal to six months of service or the remaining term of the agreement, whichever is longer. The agreements also contain non-solicitation and other restrictive covenants.

The Registration Rights Agreement

     The shares of Hagler Bailly common stock to be issued in the Merger will not be registered under the Securities Act and will not be freely transferable under the Securities Act. Accordingly, current holders of PHB common stock who receive shares of Hagler Bailly common stock in the Merger may not sell such shares, except pursuant to an effective registration statement under the Securities Act covering such shares, or in compliance with an exemption from the registration requirements of the Securities Act. Such stockholders must also comply with all applicable state securities laws.

     At or before the Effective Time, Hagler Bailly and the PHB stockholders will enter into the Registration Rights Agreement. Pursuant to the terms of the Registration Rights Agreement, the PHB stockholders will be entitled to certain piggyback registration rights under the Securities Act with respect to the shares of Hagler Bailly common stock that they receive in the Merger. In the event that Hagler Bailly proposes to register shares of Hagler Bailly common stock under the Securities Act (except on certain SEC registration forms), either for its account or for the account of other security holders, the PHB stockholders will be entitled to receive notice of and include their shares in such registration. These piggyback registration rights are subject to certain conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares of Hagler Bailly common stock held by Hagler Bailly stockholders with registration rights, including the PHB stockholders, to be included in such registration. Also, if at any time Hagler Bailly arranges for a sale of Hagler Bailly common stock by security holders in a private placement transaction, then Hagler Bailly shall provide the PHB stockholders with notice of and an opportunity to participate in such intended sale on a pro rata basis with the other selling security holders.

     The Registration Rights Agreement also provides that if, during the 12 months following the Merger, Hagler Bailly has not made a registered public offering which is a piggyback registration under the Registration Rights
Agreement, then the PHB stockholders collectively will be entitled to one request for registration of their Hagler Bailly common stock under the Securities Act (a "Demand

Registration"). Hagler Bailly will only be obligated to effect a Demand Registration if PHB stockholders owning at least 50% of the securities covered by the Registration Rights Agreement have so requested.

Post-Merger Management of Hagler Bailly and the Surviving Corporation

     The Merger Agreement and the Employment Agreements provide that certain PHB and Hagler Bailly personnel will assume the following positions after the Merger.

     Mr. Dickenson will become Executive Vice President and Chief Operating Officer of Hagler Bailly one day after the Effective Time. He will have overall responsibility for all Hagler Bailly operations and specific responsibility for all the combined United States and Canadian operations of PHB and Hagler Bailly and for the integration of PHB and Hagler Bailly. Mr. Dickenson will become a member of the Management Committee of Hagler Bailly Consulting, Inc., a subsidiary of Hagler Bailly. Mr. Dickenson will hold the position of Chief Executive Officer of PHB until its full integration with Hagler Bailly Consulting at which time he will hold the position of Chief Executive Officer of PHB Hagler Bailly (as defined below). Mr. Dickenson will become President and Chief Executive Officer of Hagler Bailly as of January 1, 2000.

     Alain Streicher, currently a director and Senior Vice President and Acting Chief Operating Officer of Hagler Bailly and a director and the Chief Executive Officer of Hagler Bailly Services, Inc., a subsidiary of Hagler Bailly, will hold the position of Executive Vice President of Hagler Bailly as of the Effective Time and will have specific responsibility for all international (other than Canada) operations of Hagler Bailly and PHB. Messrs. Pifer, Dickenson, Fred Baird, Neill Freeman, and James Speyer (all current directors of
PHB) will each hold the position of executive officer of Hagler Bailly one day after the Effective Time.

     After the Effective Time, Hagler Bailly and PHB anticipate the following management designations: (i) Jassi Cheema, currently Chief Executive Officer of Hagler Bailly Consulting and President of TB&A Group, Inc. ("TB&A"), a Hagler Bailly subsidiary, will become a member of PHB's Executive Committee and (ii) Hagler Bailly will create an Executive Management Committee of no more than six executive officers to provide strategic advice to the Chief Executive Officer of Hagler Bailly. See "HAGLER BAILLY -- Directors and Executive Officers."

Post-Merger Boards of Directors of Hagler Bailly and the Surviving Corporation

     The Merger Agreement also provides for the following as to the Board of Directors of Hagler Bailly.

     At the Effective Time, the number of members of the Board of Directors of Hagler Bailly shall be increased by two members. One day after the Effective Time, Howard Pifer will become a director of Hagler Bailly in the class of directors the term for which expires in 2001 and Chairman of the Board of Directors of Hagler Bailly until December 31, 1999. In addition, one day after the effective time, R. Gene Brown will become a director of Hagler Bailly in the class of directors the term for which expires in 2000.

     After the Effective Time, Mr. Dickenson will be elected by the Hagler Bailly Board of Directors to fill any vacancy on the Board that arises and, in any event, will be nominated by the Hagler Bailly Board of Directors not later than the 1999 annual meeting of stockholders of Hagler Bailly to serve in the class of directors the term for which expires in 2002. Mr. Bailly will become Chairman of the Board of Hagler Bailly on January 1, 2000. See "HAGLER BAILLY -- Directors and Executive Officers."

Post-Merger Organizational Designations

     At the Effective Time, Hagler Bailly and PHB anticipate the following other organizational designations. The Strategy and Economics practices of Hagler Bailly Consulting and TB&A and the practices of PHB will be coordinated and integrated, and Hagler Bailly Consulting and TB&A will be merged with and into PHB, on or after January 1, 1999, but no later than April 1, 1999. The surviving corporation of such merger will be named PHB Hagler Bailly, Inc. ("PHB Hagler Bailly"). Also, after the Effective Time, the existing offices of Hagler Bailly and PHB will be identified both as Hagler Bailly (the main name of the company) and PHB Hagler Bailly. Hagler Bailly and PHB have agreed that research and information-based services and information technology services can be managed and go to market under separate Hagler Bailly units such as Hagler Bailly Research and Hagler Bailly Solutions. The parties have also reached an understanding regarding the elimination of Hagler Bailly's public sector environmental practice that is in conflict with the combined entity's environmental consulting practice as well as the creation of a conflicts committee to review any actual or perceived conflicts among future and existing clients in the environmental consulting practice area.

Termination and Amendment of the Merger Agreement

     Hagler Bailly or PHB may terminate the Merger Agreement at any time prior to the Effective Time, and the Merger may be abandoned: (a) by the mutual consent of PHB and Hagler Bailly; (b) by Hagler Bailly if any of PHB's representations, warranties, covenants or agreements becomes materially untrue such that the conditions precedent to the obligations of Hagler Bailly to close will not be satisfied and PHB has not cured within 30 days following receipt of written notice of such breach; (c) by PHB if any of Hagler Bailly's or Merger Sub's representations, warranties, covenants or agreements becomes materially untrue such that the conditions precedent to the obligations of PHB to close will not be satisfied and either Hagler Bailly or Merger Sub, as the case may be, has not cured within 30 days following receipt by Hagler Bailly of written notice of such breach; (d) by either Hagler Bailly or PHB if any decree, permanent injunction, judgment, order or other action by any court of competent jurisdiction or any government entity preventing or prohibiting consummation of the Merger shall have become final and nonappealable; (e) by either Hagler Bailly or PHB if the Effective Time has not occurred on or prior to October 31, 1998, upon giving notice to the other party (unless such date shall be extended by the mutual written consent of the parties); provided, that the right to terminate under this provision shall not be available to any party whose breach of representations, warranties, covenants or agreements has been the cause of the failure of the Effective Time to occur by such date or the inability of such condition to be satisfied; or (f) by either Hagler Bailly or PHB if either party's stockholders fail to give their respective required approvals. For any breach of a representation or warranty set forth in the Merger Agreement, the sole remedy shall be termination of the Merger Agreement, by the non-breaching party. For any breach of any other covenant or agreement in the Merger Agreement, the non-breaching party will be entitled to terminate the Merger Agreement and seek any available remedies at law or in equity for such breach. If a party terminates the Merger Agreement pursuant to (f) above, and the other party enters into certain transactions with another party, then such party will be obligated to pay the other party an alternative transaction fee of $10 million.

     Under certain circumstances, either Hagler Bailly or PHB may terminate the Merger Agreement, upon five business days' prior notice to the other, if, as a result of a Superior Proposal (as defined below) received by such party from a person other than a party to the Merger Agreement or any of its affiliates, the Board of Directors of such party determines in good faith that its fiduciary obligations under applicable law require that such Superior Proposal be accepted. Such a determination must be made in good faith and on the basis of advice of counsel that such action is necessary for such Board of Directors to act in a manner consistent with its fiduciary duties under applicable laws. Also, prior to any such termination, the terminating party must negotiate with the other party to the Merger Agreement to make such adjustments in the terms and conditions of the Merger Agreement as would enable such party to proceed with the Merger. Termination for a Superior Proposal will obligate the terminating party to pay an alternative transaction fee of $10 million to the non-terminating party. Under the Merger Agreement, a Superior Proposal is an acquisition proposal the Board of Directors of Hagler Bailly or PHB, as the case may be, concludes in good faith (after consultation with its financial advisors) is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, and would, if consummated, result in a transaction more favorable to Hagler Bailly's or PHB's stockholders, as the case may be, from a financial and strategic point of view than the transaction contemplated by the Merger Agreement. A Superior Proposal shall not include any acquisition involving Hagler Bailly for which the valuation is less than $20 million or any other transaction disclosed by Hagler Bailly to PHB pursuant to the Merger Agreement.

     The parties may amend the Merger Agreement by mutual agreement at any time prior to the Effective Time. However, after PHB and Hagler Bailly stockholders approve the Merger Agreement and Share Issuance, respectively, no amendment may be made which would reduce the amount or change the type of consideration into which each share of PHB common stock shall be converted in the Merger.

Federal Income Tax Consequences

     It is intended that the Merger will qualify as a tax-free reorganization within the meaning of Code Section 368 for federal income tax purposes. PHB stockholders generally should not recognize gain or loss for federal income tax purposes as a result of exchanging their PHB common stock for the Hagler Bailly common stock issued in the Merger. Consummation of the Merger is conditioned upon Ernst & Young LLP furnishing Hagler Bailly and PHB with reasonable assurances that the Merger will so qualify. The Merger Agreement does not require either party to obtain a ruling from the Internal Revenue Service as to the tax consequences of the Merger.

     If the Merger qualifies as a tax-free  reorganization within the meaning of
Section 368 of the Code, then: (i) except as discussed in (iv) below with respect to cash received in lieu of a fractional share of Hagler Bailly common stock, a PHB stockholder should recognize no gain or loss upon the exchange of PHB common stock for Hagler Bailly common stock pursuant to the Merger; (ii) the tax basis of the Hagler Bailly common stock received by a PHB stockholder in the Merger should be the same as the stockholder's tax basis in the PHB common stock surrendered in exchange therefor; (iii) the holding period of the Hagler Bailly common stock received by a PHB stockholder in the Merger should include the holding period of the PHB common stock surrendered in exchange therefor (assuming the PHB common stock was held as a capital asset); (iv) the receipt by a PHB stockholder of cash in lieu of fractional shares of Hagler Bailly common stock should be treated as if the fractional shares were distributed as part of the Merger and then were redeemed by Hagler Bailly, with these cash payments treated as distributions in full payment in exchange for the stock redeemed, as provided in Section 302(a) of the Code and (v) neither Hagler Bailly nor PHB should recognize any gain or loss as a result of the Merger.

     The Merger Agreement provides that each PHB stockholder will indemnify and hold harmless Hagler Bailly, Surviving Corporation and any entity that is a member of an "affiliated group", as defined in the Code, with respect to certain losses of PHB imposed upon or incurred by such entities or members of such affiliated group relating to certain PHB tax liabilities. Each PHB stockholder's liability under this provision is capped at the PHB stockholder's pro rata share of the Escrow Shares.

     The preceding discussion is intended only as a summary of certain federal income tax consequences of the Merger and does not purport to be a complete analysis or discussion of all potential tax effects relevant thereto. Holders of PHB common stock are urged to consult their own tax advisors as to the specific tax consequences to them of the Merger, including tax return reporting requirements, the applicability and effect of federal, state, local, and other applicable tax laws and any proposed changes of the tax law.

Accounting Treatment

     The Merger is intended to qualify as a pooling-of-interests for accounting and financial reporting purposes. One of the closing conditions to the Merger is that Hagler Bailly and PHB shall have received a letter from Ernst & Young LLP, independent public accountants to both parties, in form and substance reasonably satisfactory to Hagler Bailly and PHB, to the effect that the transactions contemplated by the Merger Agreement will qualify for pooling-of-interests accounting treatment. Hagler Bailly and PHB anticipate that Ernst & Young LLP will deliver letters at Closing indicating, among other things, its concurrence in Hagler Bailly's management's conclusion that no conditions exist that would preclude Hagler Bailly from accounting for the Merger as a pooling-of-interests. Under the pooling-of-interests method of accounting, the recorded assets and liabilities of PHB will be carried forward to the Surviving Corporation at their recorded amounts. Revenues and expenses of the Surviving Corporation and therefore Hagler Bailly will include revenues and expenses of PHB for the entire fiscal year of the Surviving Corporation and Hagler Bailly in which the Merger occurs, and the reported revenues and expenses of PHB for prior periods will be combined with those of Hagler Bailly, whose financial statements will then be restated. Each of PHB and Hagler Bailly must deliver to the other on or before the Effective Time, the Affiliate Agreements. The Affiliate Agreements restrict sales by affiliates after the Merger is consummated in order to help assure that the Merger qualifies as a pooling-of-interests. See "-- The Affiliate Agreements."

Dissenters' Appraisal Rights

     If the Merger closes, a PHB stockholder who does not vote in favor of the Merger and the Merger Agreement and who follows the procedures prescribed under Massachusetts law may require the Surviving Corporation to pay for the "fair value," as determined in accordance with Massachusetts Corporation Law, for the PHB common stock held by such stockholder. The following is a summary of certain features of the relevant sections of Massachusetts Corporation Law, the provisions of which are set forth in full in Annex E hereto, and such summary is subject to and qualified in its entirety by reference to such law. In order to exercise such statutory appraisal rights, strict compliance with the statutory provisions is required. Each PHB stockholder who wants to exercise such rights should carefully review and comply with such provisions.

     A PHB stockholder  who desires to pursue his or her appraisal  rights must:
(i) file a written objection to the Merger with PHB in accordance with Section 86 of Massachusetts Corporation Law before the taking of the stockholders' vote on the Merger and the Merger Agreement, stating that such PHB stockholder intends to demand payment for his or her shares if the Merger and the Merger Agreement are approved and the Merger is consummated; (ii) refrain from voting in favor of the Merger and the Merger Agreement and (iii) make written demand (the "Demand") to the Surviving Corporation for payment for his or her shares within 20 days of the date of mailing of a notice by the Surviving Corporation to objecting stockholders that the Merger has become effective (which notice will be sent within 10 days of the Effective Date). The written objection described in clause (i) above should be delivered to Barbara Levine, Clerk of PHB. It is recommended that such objection be sent by registered or certified mail, return receipt requested.

     A stockholder who files the required written objection with PHB prior to the stockholder vote need not vote against the Merger, but a vote in favor of the Merger will constitute a waiver of such stockholders' statutory appraisal rights. If a stockholder returns a proxy which is signed but on which no vote is specified as to the proposal on the Merger Agreement, and thereafter does not revoke such proxy, it will be voted for the Merger, and the stockholder will have waived his or her appraisal rights. In addition, a vote against the Merger does not by itself constitute a written objection.

     The value of the PHB common stock will be determined initially by the Surviving Corporation and the dissenting stockholder. If, during the period of 30 days after the expiration of the period during which the Demand may be made, the Surviving Corporation and the dissenting stockholder fail to agree on the value of the PHB common stock, either of them may file a bill in equity in the Superior Court of Middlesex County, Massachusetts, asking that the Court determine the value. The bill in equity must be filed within four months after the date of expiration of the foregoing 30-day period. If the bill in equity is timely filed, the Court or an appointed special master will hold a hearing. After the hearing, the Court shall enter a decree determining the fair value of the PHB common stock with respect to all of the dissenting stockholders and shall order the Surviving Corporation to make payment of such value, with interest, from the date of the vote approving the Merger and the Merger Agreement, if any, to all of the stockholders entitled to said payment, upon transfer by them to the Surviving Corporation of the certificates representing the PHB common stock held by said stockholders.

     The "fair value" of the PHB common stock could be more than, the same as or less than the Merger consideration. For appraisal proceeding purposes, value is determined as of the day before the approval of the Merger and the Merger Agreement by the stockholders, excluding any element of value arising from the expectation or accomplishment of the Merger.

     The enforcement by a stockholder of the request to receive payment for shares of PHB common stock as provided under the applicable statutory provisions is an exclusive remedy except that such remedy does not exclude the right of stockholders to bring or maintain an appropriate proceeding to obtain relief on the ground that said corporate action will be or is illegal or fraudulent as to said stockholder. In Coggins v. New England Patriots Football Club, Inc., 397 Mass. 525 (1986), however, the Massachusetts Supreme Judicial Court held that dissenting stockholders are not limited to the statutory remedy of judicial appraisal where violations of fiduciary duty exist.

     A final judgment by the Court or a special master determining the fair value of the PHB common stock could be binding on and enforceable by PHB stockholders who have perfected their statutory appraisal rights, even if such fair value were determined to be less than the Merger consideration. A stockholder who perfects rights as a dissenting stockholder will not, after the Effective Date, be entitled to notices of meetings, to vote or to receive dividends.

     Each share of PHB common stock held by stockholders who seek to exercise appraisal rights and, after the Effective Time, fail to perfect or lose any such right to appraisal, shall be treated as a share that had been converted as of the Effective Time into the right to receive Hagler Bailly common stock as provided in the Merger Agreement.

     The respective obligations of Hagler Bailly and PHB to consummate the Merger are conditioned upon, among other things, that the aggregate number of Dissenting Shares be no more than 10% of the PHB common stock outstanding at the closing.

Interests of Certain Persons in the Merger

     After the Effective Time, Dr. Brown and Mr. Pifer will become Hagler Bailly directors. See "--Post Merger Boards of Directors of Hagler Bailly and the Surviving Corporation." As an outside director, Dr. Brown will be entitled to stock option grants under Hagler Bailly's stock option plan. See "MANAGEMENT--Director Compensation." The Employment Agreements provide that after the Merger, Messrs. Pifer and Bailly will hold various positions with the combined company, receive certain compensation, and be eligible for lump sum and severance payments in certain circumstances, and that Mr. Pifer will receive an option to purchase 92,000 shares of Hagler Bailly common stock. See "--The Employment Agreements." Also, under the Merger Agreement, Messrs. Cheema and Streicher will hold various positions with the combined company. See "--Post-Merger Management of Hagler Bailly and the Surviving Corporation."

             SELECTED PRO FORMA COMBINED CONSOLIDATED FINANCIAL DATA

     Set forth below are certain selected unaudited pro forma combined consolidated financial data with respect to Hagler Bailly and PHB, which data should be read in conjunction with the Pro Forma Combined Consolidated Financial Data contained in Annex E of this Joint Proxy Statement/PPM.


                                                                                                   Three Months
                                                          Year ended December 31,                 ended March 31,
                                                  ---------------------------------------    ---------------------------
                                                     1995         1996           1997           1997           1998
                                                  ----------   -----------    -----------    -----------     -----------
                                                              (In thousands, except share and per share data)
Statements of Operations Data:
Revenues .......................................  $  101,333   $   142,221    $   158,907    $    37,149     $    39,246
Cost of services ...............................      78,549       110,039        119,402         28,590          28,768
                                                  ----------   -----------    -----------    -----------     -----------
 Gross profit ..................................      22,784        32,182         39,505          8,559          10,478
Liquidation of subsidiary (1) ..................          --           662            328            --              --
Selling, general and administrative
  expenses .....................................      19,271        26,037         28,073          5,527           5,251
Stock and stock option compensa
  - tion (2) ...................................         --          6,172          9,965             65           2,165
                                                  ----------   -----------    -----------    -----------     -----------
Income (loss) from operations ..................       3,513          (689)         1,139          2,967           3,062
Other income (expense) .........................        (783)         (857)          (402)          (342)            (47)
                                                  ----------   -----------    -----------    -----------     -----------
Income (loss) before income tax expense ........       2,730        (1,546)           737          2,625           3,015
Income tax expense .............................       1,445         1,625          5,282          1,082           2,074
                                                  ----------   -----------    -----------    -----------     -----------
Net income (loss) before extraordinary
  gain .........................................       1,285        (3,171)        (4,545)         1,543             941
Extraordinary gain, net of income tax
  expense ......................................         829           146          2,336            --              --
                                                  ----------   -----------    -----------    -----------     -----------
Net income (loss) (3) ..........................  $    2,114   $    (3,025)   $    (2,209)   $     1,543     $       941
                                                  ==========   ===========    ===========    ===========     ===========
Net income (loss) per share:
  Basic ........................................       $0.24        $(0.27)        $(0.17)         $0.14           $0.06
  Diluted ......................................       $0.23        $(0.27)        $(0.16)         $0.13           $0.06
Weighted average shares outstanding:
  Basic ........................................   8,776,180    11,181,756     13,209,199     11,265,027      15,472,875
  Diluted ......................................   9,303,106    11,181,756     14,042,679     12,373,127      16,284,082


                                                              March 31, 1998
Balance Sheet Data:                                           (In thousands)
                                                              --------------
Cash and cash equivalents................................       $   4,995
Working capital..........................................          41,854
Total assets.............................................          83,762
Total debt...............................................           4,240
Total stockholders' equity...............................        $ 51,365

----------
(1) On December 31, 1996, PHB liquidated its wholly owned subsidiary in the U.K. Of PHB's loss of $662,609 in 1996, $548,757 represented cumulative foreign currency translation losses which had previously been recorded as a separate component of the PHB's shareholders' equity. In 1997, $328,070 was recorded as management's estimate of the uncollectable net proceeds resulting from the liquidation.

(2) In connection with an amendment to the Stock Option Plan and a reclassification of its common stock, each effective December 31, 1996, Hagler Bailly incurred non-recurring, non-cash charges to operations amounting to $4.6 million for options and $1.6 million for stock, respectively, in 1996. In connection with a stock bonus to an employee, the Company incurred a non-cash compensation charge to operations in the first quarter of 1997 of $65,000. PHB common stock issued or subject to issuance under subscriptions receivable entered into within 12 months preceding the closing of the Merger are presumed to have been issued in contemplation of the proposed transaction and are required to be accounted for at their fair market value at date of issuance. Accordingly, PHB has recognized noncash, nontax-deductible compensation charges as of December 31, 1997 and March 31, 1998 of $9,884,800 and $2,164,800, respectively, representing the difference between fair value and the book value of shares of common stock then issuable.

(3) The statement of operations data for the years ended December 31 and the three months ended March 31, 1997 include performance incentive compensation PHB paid to its senior staff members in excess of a standard bonus set for their respective staff levels. The excess performance incentive compensation was included in PHB's Cost of services and Selling, general and administrative and was $39,000, $2,931,000, $6,260,000, $9,588,000 and $7,294,000 for the years ended 1993, 1994, 1995, 1996 and
     1997, respectively, and $1,823,000 for the three months ended March 31, 1997.

Comparative Per Share Data

     The following table sets forth certain historical per share data of Hagler Bailly and PHB and combined per share data on a pro forma basis, after giving effect to the Merger on a pooling-of-interests basis (and assuming the issuance of 1.2759 shares of Hagler Bailly common stock in the Merger in exchange for each share of PHB common stock). This data should be read in conjunction with the selected consolidated financial data and the pro forma combined consolidated financial data and the separate historical financial statements of Hagler Bailly and PHB included elsewhere in this Joint Proxy Statement/PPM. The pro forma combined consolidated data are not necessarily indicative of the operating results or financial position that would have been achieved if the Merger had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial positions of Hagler Bailly and PHB.

     Neither Hagler Bailly nor PHB paid dividends during the three-year period ended December 31, 1997 or the three-month period ended March 31, 1998.

                                                                                              Three Months
                                                      Year ended December 31,                ended March 31,
                                                 ----------------------------------          ---------------
                                                  1995          1996          1997                 1998
                                                  ----          ----          ----                 ----
Net Income (Loss) Per Share:
Net income (loss) per share,
  historical Hagler Bailly:
   Basic...............................          $ 0.44        $(0.61)       $ 1.04               $ 0.18
   Diluted.............................            0.38         (0.61)         0.93                 0.17
Net income (loss) per share,
  historical PHB:
   Basic...............................            0.15          0.07         (2.22)               (0.13)
   Diluted.............................            0.15          0.07         (2.22)               (0.13)
Net income (loss) per share, pro
  forma combined:
   Basic...............................            0.24         (0.27)        (0.17)                0.06
   Diluted.............................            0.23         (0.27)        (0.16)                0.06

                                                   December 31, 1997            March 31, 1998
Book Value Per Share:                              -----------------            --------------
Hagler Bailly, per share of common
  stock, historical....................                 $ 5.06                      $ 5.22
PHB, per share of common stock,
  historical...........................                   0.79                        0.98
Pro forma combined.....................                   3.14                        3.32

                                  HAGLER BAILLY
                      SELECTED CONSOLIDATED FINANCIAL DATA

     The following tables set forth selected consolidated financial data as of December 31 in each of the years 1993 through 1997 and for each of the years in the five-year period ended December 31, 1997. The selected consolidated financial data for the years ended December 31, 1993 and 1994 have been derived from the audited financial statements of Hagler Bailly's predecessor company described below in the section entitled, "HAGLER BAILLY MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS." The selected consolidated financial data for the year ended December 31, 1995 include the combined financial data of the predecessor company derived from audited financial statements from January 1, 1995 to May 25, 1995 and the consolidated financial data of Hagler Bailly from May 26, 1995 to December 31, 1995, derived from Hagler Bailly's audited consolidated financial statements. The selected consolidated financial data as of December 31, 1996 and 1997 have been derived from the audited consolidated financial statements of Hagler Bailly. Hagler Bailly's prior years have been restated to include the acquisition of Apogee Research, Inc. and TB&A Group, Inc. The selected financial data presented below as of March 31, 1998 and for the three-month periods ended March 31, 1997 and 1998, are derived from the unaudited financial statements of Hagler Bailly which, in the opinion of Hagler Bailly management, have been prepared on the same basis as Hagler Bailly's audited consolidated financial statements and include all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the results of operations and financial position for and as of such periods. The results of operations for prior periods are not necessarily indicative of the results that may be expected for future periods. The historical financial data should be read in conjunction with "HAGLER BAILLY MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and the consolidated financial statements of Hagler Bailly included elsewhere in this Joint Proxy Statement/PPM.


                                                The Predecessor(1)                           The Company (1)
                                          ----------------------------   --------------------------------------------------------
                                                               Jan. 1,   May 26,
                                             Year ended        1995 to   1995 to         Year ended              Three Months
                                            December 31,       May 25,   Dec. 31,        December 31,            ended March 31,
                                          ---------------      -------   -------      -----------------         -----------------
                                          1993       1994       1995      1995        1996(2)      1997         1997         1998
                                          ----       ----       ----      ----        -------      ----         ----         ----
                                                             (In thousands, except share and per share data)
Statements of Operations Data:
Revenues ........................        $41,263    $50,063    $27,768   $35,791   $   74,475   $   96,099   $   21,127   $   23,642
Cost of services ................         31,280     38,379     22,295    29,670       59,284       71,922       16,310       18,754
                                         -------    -------    -------   -------   ----------   ----------   ----------   ----------
 Gross profit ...................          9,983     11,684      5,473     6,121       15,191       24,177        4,817        4,888
Selling, general and
administrative ..................          7,063      8,812      4,013     4,381       10,389       13,870        2,507        2,303
  expenses
Stock and stock option
  compensation (3) ..............            710        360         --        --        6,172           80           65           --
                                         -------    -------    -------   -------   ----------   ----------   ----------   ----------
Income (loss) from operations ...          2,210      2,512      1,460     1,740       (1,370)      10,227        2,245        2,585
Other income (expense), net .....           (548)      (311)       596    (1,475)      (1,144)        (128)        (296)          34
                                         -------    -------    -------   -------   ----------   ----------   ----------   ----------
Income (loss) before income tax
  expense .......................          1,662      2,201      2,056       265       (2,514)      10,099        1,949        2,619
Income tax expense ..............            729      1,002        834       398          961        4,677          761        1,021
                                         -------    -------    -------   -------   ----------   ----------   ----------   ----------
Net income (loss) before
  extraordinary gain ............            934      1,199      1,222      (133)      (3,475)       5,422        1,188        1,598
Extraordinary gain, net of income
  tax expense ...................             --         --         --     1,055          146        2,336           --           --
                                         -------    -------    -------   -------   ----------   ----------   ----------   ----------
Net income (loss) ...............        $   934    $ 1,199    $ 1,222   $   922   $   (3,329)  $    7,758   $    1,188   $    1,598
                                         =======    =======    =======   =======   ==========   ==========   ==========   ==========
Net income (loss) per share:
   Basic ........................             --*        --*        --*       --*  $    (0.61)  $     1.04   $     0.20   $     0.18
   Diluted ......................             --*        --*        --*       --*  $    (0.61)  $     0.93   $     0.17   $     0.17
Weighted average shares
  outstanding:
   Basic ........................             --*        --*        --*       --*   5,441,534    7,479,944    5,955,746    8,869,844
   Diluted ......................             --*        --*        --*       --*   5,441,534    8,313,424    7,063,846    9,681,251

----------
* Due to the acquisition on May 25, 1995, and the change in capital structure, earnings per share information for this period is not meaningful and accordingly is not presented.

                                                               December 31,                                   March 31,
                                                --------------------------------------        --------------------------------------
                                                   1993            1994           1995           1996           1997           1998
                                                --------        --------       --------       --------       --------       --------
Balance Sheet Data:                                                                (In thousands)
Cash and cash equivalents ...............       $  1,414        $  1,177       $  1,377       $  2,009       $  3,961       $  2,995
Working capital .........................            (72)            941          2,379          2,356         30,739         34,434
Total assets ............................         16,600          20,095         30,577         33,011         60,910         57,835
Total debt ..............................          4,316           4,053         17,347         14,831            800          3,269
Total stockholders' equity ..............            352           1,870          1,158          6,286         44,861         46,339

(1) Effective May 25, 1995, the management of RCG/Hagler Bailly, Inc. ("RCG/Hagler Bailly"), a wholly-owned subsidiary of RCG International, Inc. ("RCG"), acquired all of the voting stock of RCG/Hagler Bailly. The statements of operations data include the operations of Apogee Research, Inc. and TB&A for all periods presented.
(2) The statements of operations data for the year ended December 31, 1996 includes the following expenses: (i) $0.5 million of Cost of services, representing that portion of officer compensation that exceeded the compensation that would have been paid had the compensation plan adopted in January 1997 been in effect for all of 1996; (ii) $6.2 million of Stock and stock option compensation representing the non-recurring, non-cash compensation expense in connection with the amendment to the Stock Option Plan and (iii) a reclassification of Hagler Bailly's common stock described in footnote 3 below. The net impact of the foregoing on Hagler Bailly's Statement of Operations for the year ended December 31, 1996 was to decrease Income before income tax expense by $7.7 million and Net income by $6.6 million, with Income tax expense calculated at a combined federal and state income tax rate of 40.0%. Excluding the foregoing, Income before income tax expense for the year ended December 31, 1996 would have been $4.9 million and Net income would have been $2.9 million.
(3) In connection with an amendment to the Stock Option Plan and a reclassification of its common stock, each effective December 31, 1996, Hagler Bailly incurred non-recurring, non-cash charges to operations amounting to $4.6 million for options and $1.6 million for stock, respectively, in 1996. In connection with a stock bonus to an employee, Hagler Bailly incurred a non-cash compensation charge to operations in the first quarter of 1997 of $65,000.

                                  HAGLER BAILLY
                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

     Statements  included  in  the  Management's   Discussion  and  Analysis  of
Financial Condition and Results of Operations which are not historical in nature, are intended to be, and are hereby identified as "forward-looking statements" for the purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended by Public Law 104-67. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions. Hagler Bailly cautions readers that forward-looking statements, including without limitation, those relating to Hagler Bailly's future business prospects, revenues, working capital, liquidity and income are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements, due to several important risk factors, some of which are identified in this Joint Proxy Statement/PPM. Hagler Bailly undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect future events or circumstances.

Overview

     Hagler Bailly is a worldwide provider of consulting, research and other professional services to corporations and governments on energy, telecommunication, transportation and the environment. The predecessor of Hagler Bailly was founded in February 1980 as Hagler Bailly & Company, Inc. In July, 1984 it was acquired by RCG International, Inc. ("RCG") an indirect subsidiary of Reliance Group Holdings, Inc. and in 1987 was renamed RCG/Hagler Bailly, Inc. In May 1995, the management of RCG/Hagler Bailly completed the purchase of RCG/Hagler Bailly from RCG (the "Management Buy-Out"), and the successor to RCG/Hagler Bailly became a wholly-owned subsidiary of Hagler Bailly. In July 1997, Hagler Bailly completed an IPO of shares of its common stock.

     Hagler Bailly's revenues represent the total of all revenues related to contracts, including revenues associated with professional staff, subcontractors and independent consultants. Consulting revenues represent the amount of contract revenue associated with billings by Hagler Bailly's professional staff. Subcontractor and other revenues represent revenues associated with subcontractors and independent consultants, as well as travel and per diem reimbursements from clients.

     Hagler Bailly derives substantially all of its revenues from fees for professional services. Clients are typically invoiced on a monthly basis. The majority of revenues are billed at standard daily rates or cost-plus fixed-fees. Revenues from standard daily rate contracts are recognized at amounts represented by the agreed-upon billing amounts and costs are recognized as incurred. Revenue from cost-plus fixed-fee contracts is recognized as costs are incurred on the basis of direct costs plus allowable indirect costs and a pro rata portion of estimated fee. The remainder of the revenues are billed on a fixed-bid basis. Revenues from fixed-bid type contracts are recognized on the percentage-of-completion method of accounting with costs and estimated profits included in contract revenues based on the relationship that contract costs incurred bear to management's estimate of total contract costs. Losses, if any, are accrued when they become known and the amount of the loss is reasonably determinable. Hagler Bailly's most significant expenses are project personnel costs, which consist of consultant salaries and benefits (including bonuses), and travel-related direct project expenses. Project personnel are typically full-time professionals employed by Hagler Bailly, although Hagler Bailly often supplements its professional project staff through the use of subcontractors and independent consultants, predominantly for public sector work. Hagler Bailly believes that retaining subcontractors and independent consultants on a per-engagement basis provides it with greater flexibility and reduced risk in adjusting professional staff levels in response to changes in demand for its services.

Management Buy-Out

     From 1984 to May 1995, when the management of Hagler Bailly completed the Management Buy-Out, Hagler Bailly was a wholly-owned subsidiary of RCG. The results of operations since May 25, 1995 have been affected by a increase in overhead as a result of becoming an independent corporation and an increase in interest expense relating to indebtedness incurred in connection with the Management Buy-Out. In addition, results of operations of Hagler Bailly subsequent thereto have been affected by the amortization of $9.0 million of certain intangibles, including goodwill, which were recorded in connection with the Management Buy-Out. The data for 1995 in the period to period discussions below reflects the results of operations of Hagler Bailly for the period May 26, 1995 through December 31, 1995, and the restatement for the pooling-of-interests as described below, under "-- Recent Acquisitions."

Compensation Charges

     Prior to December 31, 1996, the Stock Option Plan was formula based, pursuant to which the exercise prices of options granted were based upon the book value per share as of May 26, 1995, adjusted for accretion of formula value during any interim period up to the grant date. Effective at December 31, 1996, Hagler Bailly adopted an amendment to its Stock Option Plan which changed the exercise price of future options to be granted thereunder to the market value of the underlying common stock. In addition, in connection with the reclassification of its common stock, Hagler Bailly substituted 0.9 shares of Class A common stock for each share of Class B common stock underlying 971,963 options vesting on January 1, 1997. At the same time, options to purchase 971,963 shares of Class B common stock vesting on January 1, 1998, were canceled. As a result, Hagler Bailly recorded a non-recurring, non-cash charge to operations of $6.2 million in December 1996 of which $4.6 million was for options to purchase common stock and $1.6 million was for 394,160 shares of common stock sold to employees during 1996. These charges represent the aggregate difference between the exercise price of such outstanding options or the issuance price of common stock sold to employees during 1996, as the case may be, and the appraised market value of the underlying common stock at December 31, 1996.

Recent Acquisitions

     On December 1, 1997, Hagler Bailly completed the acquisition of Apogee Research, Inc. ("Apogee"), which became a wholly-owned subsidiary of Hagler Bailly. Apogee is a consulting firm specializing in the economic and financial analysis of infrastructure, including all aspects of transportation and environment. Total consideration for the acquisition was approximately $8.3 million, in the form of an aggregate of 409,985 shares of Hagler Bailly common stock. The acquisition was accounted for as a pooling-of-interests under generally accepted accounting principles. On February 23, 1998, Hagler Bailly completed the acquisition of TB&A and its wholly-owned subsidiary, Theodore
Barry & Associates. TB&A, which became a wholly-owned subsidiary of Hagler Bailly, is a management consulting firm to electric, gas and telecommunication companies. Total consideration for the acquisition was approximately $10.9 million in the form of an aggregate of 454,994 shares of Hagler Bailly common stock. The business combination was accounted for as a pooling-of-interests. Hagler Bailly's financial statements have been restated to reflect the acquisitions of Apogee and TB&A on a historical basis. In connection with these and other transactions, Hagler Bailly incurred business combination related costs of approximately $1.2 million in 1997.

Results of Operations

     The following table sets forth, for the periods indicated, the relative composition of revenues and selected statements of operations data as a percentage of revenues:

                                                                                                                    Three Months
                                                                      Year ended December 31,                      ended March 31,
                                                                 ------------------------------------           --------------------
                                                                 1995            1996            1997           1997            1998
                                                                 ----            ----            ----           ----            ----
Revenues .............................................           100%            100%            100%           100%            100%
                                                                 ----            ----            ----           ----            ----
Cost of services .....................................            82              80              75             77              79
 Gross profit ........................................            18              20              25             23              21
Selling, general and
   administrative expenses ...........................            13              14              14             12              10
Stock and stock option
   compensation ......................................            --               8              --             --              --
Income (loss) from operations ........................             5              (2)             11             11              11
Other income (expense), net ..........................            (2)             (2)             --             (1)             --
Income (loss) before income tax
   expense ...........................................             3              (3)             11              9              11
Income tax expense ...................................             2               1               5              4               4
Net income (loss) before
   extraordinary gain ................................             1              (5)              6              6               7
Extraordinary gain, net of
   income tax expense ................................             2              --               2             --              --
Net income (loss) ....................................             3              (4)              8              6               7

     Three Months Ended March 31, 1998 Compared to Three Months Ended March 31, 1997

     Revenues. Revenues increased 11.9% to $23.6 million in the three months ended March 31, 1998 from $21.1 million in the three months ended March 31, 1997. Consulting revenues increased 6.9% to $22.3 million in the three months ended March 31, 1998 compared to $20.9 million in the comparable period in 1997 primarily due to increased client demand and increased capacity from Hagler Bailly's recent acquisitions. However, overall growth rate was constrained by management's focus on merger and acquisition-related activities and the strategy of deploying core-consulting staff to create and initiate sales of information-based products and services.

     Cost of Services. Cost of services increased 15.0% to $18.8 million for the three months ended March 31, 1998 from $16.3 million for the three months ended March 31, 1997. Cost of services generally increased in proportion to the 11.9% increase in revenue. This increase is also attributable to the increased costs associated with the overall decrease in utilization rates due to management's focus on mergers and acquisitions, the marketing of software products, and increased staffing of high-level consultants in anticipation of business development in the private sector.

     Gross Profit. Gross profit increased 1.5% to $4.9 million for the three months ended March 31, 1998 from $4.8 million for the three months ended March 31, 1997 due to the increased revenue. Gross profit as a percentage of revenues was 20.7% for the first three months of 1998 as compared to 22.8% in the first three months of 1997, which is the result of the relative increase in costs of services mentioned above and the deployment of core consulting staff mentioned above.

     Selling, General and Administrative Expenses. Selling, general and administrative expenses (which excluded merger related costs) decreased to $1.9 million for the three months ended March 31, 1998 compared to $2.5 million for the three months ended March 31, 1997, due primarily to the preparation of and management focus on the IPO occurring in 1997 and the delay of planned marketing efforts in 1998.

     Income from Operations. Income from operations was $2.6 million for the three months ended March 31, 1998 compared to $2.2 million for the three months ended March 31, 1997. This increase in income from operations is primarily due to the decrease in selling, general and administrative expenses detailed above.

     Other Income (Expense), Net. Other income (expense), net was $0.03 million income for the three months ended March 31, 1998 and $0.3 million expense for the three months ended March 31, 1997. The net change is due to the interest income earned from the investment of IPO funds and the reduction of Hagler Bailly's debt.

     Income Tax Expense. Income tax expense was $1.0 million for the three months ended March 31, 1998 compared to $0.8 million for the three months ended March 31, 1997. For the three months ended March 31, 1998 and 1997, income tax expense as a percentage of income before income tax expense was 39.0%.

     Net Income. Net income for the three months ended March 31, 1998 was $1.6 million compared to $1.2 million for the three months ended March 31, 1997. Net income as a percentage of revenues increased to 6.8% from 5.6% or 21.4% over the same period in the prior year.

     1997 Compared to 1996

     Revenues. Hagler Bailly's revenues increased 29.0% to $96.1 million in 1997 from $74.5 million in 1996. A significant cause of this increase was the increased demand for management consulting services associated with the restructuring and deregulation of the electric and gas sectors outside the United States. Consulting revenues increased 28.0% to $94.8 million in 1997 from $74.0 million in 1996 due primarily to significant growth in consulting revenues for existing institutional clients.

     Cost of Services. Cost of services increased 21.3% to $71.9 million in 1997 from $59.3 million in 1996. Hagler Bailly attributes the increase in cost of services to the proportional increase in revenue and the increase in the number of in-house professional staff and related other direct costs.

     Gross Profit. Gross profit increased 59.1% to $24.2 million in 1997 from $15.2 million in 1996. Gross profit as a percentage of revenues increased to 25.2% in 1997 from 20.4% in 1996. The improvement in the margins is due primarily to higher growth in institutional client revenues and a continued increase in higher margin private revenues.

     Selling, General and Administrative Expenses. Selling, general and administrative expenses increased 33.5% to $13.9 million in 1997 from $10.4 million in 1996. This increase is primarily attributable to merger related costs of $1.2 million with the remainder due to the relative increase in revenues and management's strategy of deploying core consulting staff to create and initiate sales of information-based products and services.

     Income (Loss) from Operations. Income from operations was $10.2 million for 1997 compared to a loss of $1.4 million for 1996. The increase in income from operation in 1997 is due primarily to the increased margins mentioned above. The loss from operations in 1996 is primarily attributable to the approximately $6.7 million non-recurring, non-cash stock and stock option compensation charge and that portion of officer compensation that exceeded the compensation that would have been paid had the compensation plan adopted on January 17, 1997 been in effect for all of 1996.

     Other Income (Expense), Net. Other income (expense), net decreased to $0.1 million expense for 1997 due to the interest income earned from reduction of debt and the investment of IPO funds compared to $1.1 million expense for 1996 attributable to the interest expense related to the debt incurred in connection with the Management Buy-Out.

     Income Tax Expense. Income tax expense was $4.7 million, or 46% of income before tax expense, in 1997 compared to $1.0 million, or 38% of loss before tax expense, in 1996.

     Extraordinary Gain. Extraordinary gain was $2.3 million in 1997 and $0.1 million in 1996. These gains were primarily due to settlements of notes payable at more favorable terms to Hagler Bailly and consisted of significant notes payable to a financial institution in 1997 and several smaller notes payable to related parties, primarily employees and directors, in 1997 and 1996.

     Net Income (Loss). As a result of the preceding, net income for 1997 was $7.8 million, compared to a $3.3 million loss for 1996, (excluding the one-time, non-cash, compensatory item of $6.2 million for stock and stock option compensation net income for 1996 was $2.8 million).

     1996 Compared to 1995

     Revenues. Hagler Bailly's revenues increased to $74.5 million in 1996 from $44.7 million in 1995 ($64.6 million adjusting for months reported). Consulting revenues increased to $74.0 million in 1996 from $44.5 million in 1995 ($55.5 million adjusting for months reported). These revenue increases can be attributed principally to the difference in months reported, strong growth in consulting to the U.S. utility sector and the introduction of several new corporate strategy consulting services.

     Cost of Services. Cost of services increased by $ 22.8 million in 1996 compared with 1995. The increase is primarily due to corresponding increases in revenues. Cost of services decreased in relation to total revenues to 79.6% of total revenues in 1996 from 81.6% of total revenues in 1995 due to higher margins. Of this amount, $0.5 million represents that portion of officer compensation that exceeded the compensation that would have been paid had the compensation plan adopted in January 1997 been in place for all of 1996.

     Gross Profit. Gross profit increased to $15.2 million in 1996 from $8.2 million in 1995. Gross profit as a percentage of revenues increased to 20.4% in 1996 from 18.4% in 1995. This can be principally attributed to the difference in months reported and an increase in consulting to the U.S. utility sector and increased utilization rates resulting, in part, from productivity gains associated with technology improvements.

     Selling, General and Administrative Expenses. Selling, general and administrative expenses increased to $10.4 million in 1996 from $5.9 million in 1995. As a percentage of revenues, selling, general and administrative expenses increased to 13.9% in 1996 from 13.1% in 1995. This increase was due primarily to the difference in months reported and increases in certain overhead costs associated with the Management Buy-Out, increases in loss reserves and increases in proposal development expenses.

     Income (Loss) from Operations. Loss from operations was $1.4 million in 1996 compared to income from operations of $2.4 million in 1995. The loss from operations in 1996 is primarily attributable to the $6.7 million non-recurring, non-cash stock and stock option compensation charge and that portion of officer compensation that exceeded the compensation that would have been paid had the compensation plan adopted on January 17, 1997 been in effect for all of 1996. These expenses negatively impacted income from operations by $6.2 million in 1996. Excluding the foregoing, income from operations for 1996 would have been approximately $4.8 million, a 100.9% increase from 1995, and would have been 6.4% of revenues in 1996, as compared to 5.3% in 1995. Such improvement is primarily attributable to the difference in months reported and increased revenues and the decrease in the cost of services (as a percentage of total revenues), partially offset by the selling, general and administrative expenses.

     Other Income (Expense), Net. Other income (expense), net was $1.1 million expense in 1996 compared to $0.9 million expense for 1995. The increase is attributable to a full year of interest expense in 1996, related to debt incurred in connection with the Management Buy-Out versus seven months of interest expense in 1995. The debt was repaid with the proceeds from the IPO.

     Income Tax Expense. The Management Buy-Out in 1995 provided Hagler Bailly with the opportunity to make a tax election to be treated as a cash basis taxpayer. For financial reporting purposes, Hagler Bailly recognizes income tax expense on an accrual basis. The difference between cash basis and accrual basis created a deferred income tax liability which represents a temporary difference. Income tax expense was $1.0 million for 1996 compared to $0.9 for 1995. Hagler Bailly incurred income tax expense in 1996 even with an operating loss because a portion of the stock and stock option compensation charge was not deductible for tax purposes.

     Extraordinary Gain. Extraordinary gain was $0.1 million in 1996 and $0.8 million in 1995. These gains were primarily due to the settlement of notes payable at more favorable terms to Hagler Bailly and consisted of notes payable to related parties, primarily employees and directors. The 1996 gains were substantially lower due to the timing of the settlements.

     Net Income (Loss). As a result of the preceding, net loss was $3.3 million in 1996 as compared to net income of $1.5 million in 1995, primarily as a result of the non-recurring stock and stock option compensation charge discussed above. Net income (loss) as a percentage of revenues was 4.5% loss in 1996 as compared to 3.3% income in 1995. Excluding expenses related to: (i) the excess officer compensation described above; (ii) the interest expense described above and
(iii) the non-recurring, non-cash compensation charge described above, net income would have been approximately $2.8 million with income tax expense calculated at a combined federal and state income tax rate of 38.3%.

Liquidity and Capital Resources

     In July 1997, Hagler Bailly completed an IPO of its common stock, which raised net proceeds of $30.3 million, $12.5 million of which were used to repay borrowings from RCG and under Hagler Bailly's credit facility. Prior to the IPO, Hagler Bailly's primary source of liquidity has been cash flows from operations, periodically supplemented by borrowings under a bank line of credit. During the year, ended December 31, 1997, Hagler Bailly, through two of its subsidiaries, established a new $15 million revolving credit facility and began borrowing under the facility. All such borrowings were repaid at year-end.

     At December 31, 1996 and 1997, and March 31, 1998, Hagler Bailly had working capital of $2.4 million, $30.7 million and $34.4 million, respectively. Working capital at March 31, 1998 represents an increase of $3.7 million from December 31, 1997. The increase during the first three months of 1998 is primarily due to the change in accounts receivable partially offset by the use of the net proceeds received from the IPO of common stock, the internal financing of Hagler Bailly's continued growth and increased internal investments in product development and infrastructure. Working capital at December 31, 1997 represents an increase of $28.4 million from December 31, 1996. The increase in 1997 is primarily due to net proceeds received from the IPO. The increase was partially offset by purchases of property and equipment, and merger related costs.

     Net cash used in operations consists primarily of net income plus elements of cash flows related to accounts receivable and related billings, accounts payable and accrued compensation adjusted for non-cash items including depreciation and provision for possible losses. The use of funds in operations of $7.1 million for the three-month period ended March 31, 1998 can primarily be attributed to the payment of bonuses, the funding of the profit sharing and 401(K) matching plans, and the growth in accounts receivable. The use of funds by operations of $5.7 million for the year ended December 31, 1997 can be attributed to the growth in accounts receivable due to increased sales volume, increased tax payments due to the change from cash basis to accrual basis, and other changes in Hagler Bailly's working capital. Operating activities provided $3.3 million of Hagler Bailly's cash resources for the year ended December 31, 1996, compared to $1.8 million in the year ended December 31, 1995. Hagler Bailly realized a cash flow benefit from deferred federal and state income taxes for the two years ended December 31, 1996 and 1995. Since the IPO, Hagler Bailly was required to change from the cash method of income tax reporting to the accrual method which resulted in a recapture of deferred federal and state income taxes in 1996 and 1995.

     Investment activities provided Hagler Bailly with $3.8 million and ($0.9) million for the three-month periods ended March 31, 1998 and 1997, respectively. Investment expenditures for the three-month period ended 1998 have primarily been the use of the IPO proceeds to fund the increase in working capital needs, merger and acquisition related activities, software development, capital expenditures for information technology and other resources necessary for the growth of the Company.

     Hagler Bailly used $11.3 million, $1.1 million and $12.6 million for investing activities for the years ended December 31, 1997, 1996 and 1995, respectively. The Management Buy-Out used $11.8 million of cash from investing activities in 1995. Investment activities for the year ended December 31, 1997 have primarily been capital expenditures for information technology and other resources necessary for growth of Hagler Bailly.

     Financing activities provided $2.5 million and $1.4 million for the three-month periods ended March 31, 1998 and 1997, respectively. The funds were provided primarily through the use of the Company's credit facility. Net cash provided by financing activities of $18.9 million for the year ended December 31, 1997 was principally the result of the proceeds received from the issuance of common stock in connection with the IPO. Net cash used by financing activities for the year ended December 31, 1996 of $1.1 million was principally the result of payment of long term debt. During 1995, cash provided by financing activities of $11.0 million was primarily attributable to the issuance of stock and the debt incurred in conjunction with the Management Buy-Out.

     Hagler Bailly believes the net proceeds from its IPO, together with funds generated by operations and funds provided under the credit facility, will provide adequate cash to fund its anticipated cash needs, which may include future acquisitions of complementary businesses, for at least the next 12 months. Hagler Bailly, depending on market conditions, may consider other sources of financing, including equity financing. Pending such uses, the net proceeds are invested in short-term, interest-bearing investment grade securities. Hagler Bailly currently anticipates that it will retain all of its earnings for development of Hagler Bailly's business and does not anticipate paying any cash dividends in the foreseeable future.

New Accounting Pronouncements

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" ("SFAS 130") and Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 130 establishes standards for reporting comprehensive income and its components in the consolidated financial statements. SFAS 131 establishes standards for reporting information on operating segments in interim and annual financial statements. SFAS 130 and SFAS 131 will become effective for Hagler Bailly beginning in 1998. SFAS 130 and SFAS 131 require disclosure only and will not have a material impact on Hagler Bailly's consolidated financial position and results of operations.

Year 2000

     Hagler Bailly relies on software technology to deliver its services and has taken actions to evaluate the nature and extent of the work required to make its systems and infrastructure "Year 2000" compliant. Hagler Bailly management believes that the costs associated with the Year 2000 issue should not have a material adverse effect on the results of operations or financial position of Hagler Bailly in future periods. However, despite Hagler Bailly's efforts to address the Year 2000 impacts on its internal systems, Hagler Bailly is not certain that it has fully identified all such impacts or that it can resolve them without disruption of its business and without incurring significant expenses. In addition, even if the internal systems of Hagler Bailly are not materially affected by the Year 2000 issue, Hagler Bailly could be affected as a result of any disruption in the operation of the various third-party enterprises with which Hagler Bailly interacts.

Recent Events

     On June 30, 1998, Hagler Bailly acquired all of the stock of Izsak Grapin et Associes SARL, a French limited liability company that provides management consulting services to corporate clients, for approximately $5.0 million, paid in 183,550 shares of Hagler Bailly common stock. The acquisition is non-material and is intended to be accounted for under the pooling-of-interests method of accounting.

     On June 11, 1998, Hagler Bailly, Inc. entered into an exclusive joint venture with Cap Gemini America, Inc. to deliver information technology consulting services and solutions to electric, gas and water utilities in the United States and Canada. The joint venture, Cap Gemini Hagler Bailly L.L.C., is owned equally by the two companies. On June 16, 1998, Cap Gemini purchased from Hagler Bailly 470,975 shares of Hagler Bailly common stock for total consideration of $12,455,876.

                                  HAGLER BAILLY
                                    BUSINESS

Overview

     Hagler Bailly is a worldwide provider of consulting, research and other professional services to corporate and government clients on energy, telecommunications, transportation and the environment. Hagler Bailly's primary wholly owned subsidiaries are Hagler Bailly Services, Inc. ("Hagler Bailly Services"), Hagler Bailly Consulting, Inc. ("Hagler Bailly Consulting"), HB Capital, Inc. ("HB Capital"), Apogee and as of February 23, 1998, TB&A. Hagler Bailly also operates through several foreign wholly owned subsidiaries.

     Revenues from Hagler Bailly's consulting business are derived from management consulting services provided through Hagler Bailly's specialized practices. Hagler Bailly's 280 consultants typically work on engagements lasting from a few weeks to many years. In 1997, Hagler Bailly provided consultants to 447 clients in both the private and public sectors. Financial information about Hagler Bailly is incorporated herein by reference to the Consolidated Financial Statements and accompanying notes, which form a part of this Joint Proxy Statement/PPM.

Business Model

     Hagler Bailly is a worldwide provider of consulting, research and other professional services to corporations and governments. Hagler Bailly offers corporate clients strategy and business operations consulting, economic counsel and litigation support, market research and survey analysis, information technology and financial advisory services. Hagler Bailly also advises governments on energy, telecommuncation, transportation, water and environmental public policy.

     Hagler Bailly provides solutions custom-tailored to the client's needs, delivering tangible value through its unique, three-pronged "CPR" approach. This fully integrated approach provides Content, including proprietary databases and years of cumulative industry knowledge. These data are combined with consulting Processes to develop appropriate customized solutions. Most importantly, Hagler Bailly offers Resource platforms, including management, information technologies or financial support that help clients to implement the recommended solutions.

Services

     Hagler Bailly offers its clients a broad array of consulting services, from assisting the client to shape its vision to strategic planning, selection of appropriate solutions, implementation, financing and on-going management. Hagler Bailly's services are designed to provide tangible value to clients. This strategy entails less reliance on formulaic approaches and concepts, and more on custom-tailored solutions based on an assessment of the client's unique situation and needs. Hagler Bailly's services are delivered to clients worldwide through seven main practices focused on the energy and network industries: electric and gas utilities, water, telecommunications and transportation:

     o    Enhancing   enterprise   value  by   repositioning   and   reinventing
          businesses, and creating new revenue streams and assets through the Strategy practice.

     o    Strengthening  asset and  organizational  value by improving  business
          processes  and  practices   through  the   Management  and  Operations
          practice.

     o    Counseling  clients  on  public  policy,   regulatory   economics  and
          antitrust strategy, conducting asset valuation and providing expert testimony through the Economics and Analytics practice.

     o Advising governments on ways and means to restructure and privatize public services to improve economic and environmental efficiency through the Energy Sector Reform practice.

     o Offering environmental economics, scientific, managerial and technical research and services through the Environmental Management practice.

     o Delivering insights on customers, technologies, competitors, and changing market dynamics using quantitative and qualitative data collection and analyses through the Market Research practice.

     o Leveraging information technologies and financial and management resources to help clients implement and sustain recommended solutions through the Applications practice.

     These practice areas are designed to work together synergistically to provide clients the full range of services and capabilities of Hagler Bailly. From an operational standpoint, Hagler Bailly regularly reviews and, as appropriate, restructures these practice areas and services to address the changing business problems, strategic alternatives and policy issues of its public and private clients.

Marketing and Sales

     Hagler Bailly's client development activities are a mixture of marketing efforts, client acquisition techniques and the development of repeat business. Marketing efforts are accomplished through brand development and brand management. Hagler Bailly maintains and enhances its name and reputation through speeches, presentations, articles in industry, business, economic, legal and scientific journals, and through other publications and press releases.

     Hagler Bailly establishes a client development goal for each of its consulting officers and principals and systematically reviews individual and group performance against these goals. Hagler Bailly's compensation system, particularly in the award of bonuses and stock options, is weighted towards success in meeting these client development goals.

     o Private Sector. In the private sector, client acquisition techniques include referrals and focused presentations to boards of directors, chief executive and operating officers and other executives of prospective client companies. Presentations generally focus on opportunities in the market segments most relevant to the prospective clients, examples of Hagler Bailly's previous work in related industries and Hagler Bailly's international capabilities.

     o Public Sector. In the public sector, contracts are awarded primarily on the basis of competitive solicitation. Hagler Bailly has developed strong capabilities to prepare proposals that respond to complex requests and often require the integration and coordination of the services of several subcontractors and independent consultants. Hagler Bailly has also developed a detailed understanding of government and other institutional procurement regulations in the United States and internationally. In addition, in order to obtain government contracts, consultants must adhere to stringent cost, accounting and regulatory controls. In order to comply with such requirements, Hagler Bailly regularly holds training seminars to ensure compliance with applicable government regulations and uses a sophisticated computer-based accounting system that allows it to track costs in adherence to government standards. Hagler Bailly also meets public sector clients' cost guidelines through competitive pricing.

Client and Representative Services

     In 1997, Hagler Bailly performed over 1,360 assignments for 447 clients in over 22 countries. Because of the nature and scope of many of Hagler Bailly's projects, Hagler Bailly derives a significant portion of its revenues from a relatively limited number of clients that operate exclusively in the energy, telecommunications, transportation and environment sectors. Revenues from Hagler Bailly's 10 most significant clients accounted for approximately 51.7%, 61.0% and 50.1% of its revenues for the years ended December 31, 1995, 1996 and 1997, respectively. In the past 18 years,
Hagler Bailly has grown from a single office to a worldwide network of operations with principal offices in nine cities in the United States and seven other countries.

Competition

     The market for consulting services in the fields of energy, telecommunications, transportation and the environment is intensely competitive, highly fragmented and subject to rapid change. The market includes a large number of participants from a variety of consulting market segments, both in the United States and internationally, including general management consulting firms, the consulting practices of accounting firms, consulting engineering firms, technical and economic advisory firms and market research firms. Many information technology consulting firms also maintain significant energy practices and others may enter the field in the future. Many of these companies are national and international in scope and have greater financial, technical and marketing resources than Hagler Bailly. In the private sector, Hagler Bailly believes the key competitive factors are quality and service, followed by price, while in the public sector Hagler Bailly believes the key competitive factors are price and service. Hagler Bailly believes that its experience, reputation, industry focus, and broad range of services have and will continue to enable it to compete effectively in the private and public sector both in the United States and internationally.

Employees

     As of March 2, 1998, Hagler Bailly's personnel consisted of 418 full-time employees, including 280 consultants and 138 support personnel, and 59 part-time employees. The two largest offices of Hagler Bailly are Arlington, Virginia and Boulder, Colorado with 155 and 78 full-time employees, respectively. Eighty-nine full-time employees are stationed outside the United States. This number excludes the personnel of Hagler Bailly's affiliates in Argentina, Indonesia and Pakistan which have, respectively, 8, 12 and 28 full-time employees. It also excludes locally hired independent contractors. Hagler Bailly supplements its full-time staff with outside consultants with proven experience in their respective fields. Several of these outside consultants are well-known professors at leading universities.

     Hagler Bailly's 36 consulting officers average 16 years of management consulting experience, most of which has been in the energy, utility, transportation and environmental industries. Several of its most experienced consultants have worked together for over ten years. Hagler Bailly believes that this long-term experience of working together as a team enables Hagler Bailly to respond quickly to changing market conditions and consistently deliver high quality consulting services in response to the complex demands of its clients.

     Hagler Bailly believes its success depends in large part on attracting, retaining and motivating talented, creative and professional employees at all levels. Hagler Bailly de-emphasizes hiring directly from graduate schools, instead seeking graduates from top schools with prior relevant consulting experience and strong project management, analytic and communications skills in competitive and regulated industries, especially those with meaningful international experience. Hagler Bailly also hires professionals with senior executive experience directly from industry.

     Hagler Bailly attracts and motivates its professional and administrative staff by offering competitive packages of base and incentive compensation, and benefits. All full-time and part-time staff members are eligible for bonuses. A significant percentage of Hagler Bailly's income before bonuses and taxes is distributed as bonuses to its staff, the majority of which is targeted towards Hagler Bailly's top performers -- usually its consulting officers, principals, and managers. The bonus awards are the result of measurement of performance against predetermined target compensation goals that balance individual and team performance. This structure gives senior staff members a vested interest in Hagler Bailly's overall success and performance while still promoting individual initiative and excellence. Hagler Bailly appreciates the importance of recognition and a promotion track for its administrative staff and fully integrates this staff into the conduct of its business. The performance of all employees is reviewed annually for compensation and promotion purposes.

Properties

     In aggregate, Hagler Bailly leases approximately 186,586 square feet of office space in the following principal offices: Arlington, Virginia (headquarters); Boston, Massachusetts; Boulder, Colorado; Chicago, Illinois; Houston, Texas; Los Angeles, California; Madison, Wisconsin; New York, New York; and San Francisco, California. Hagler Bailly also leases an aggregate of approximately 6,590 square feet of office space in the following principal foreign offices: Buenos Aires, Argentina; Dublin, Ireland; Islamabad, Pakistan; Jakarta, Indonesia; Paris, France; Sao Paulo, Brazil; and Toronto, Canada. In addition, Hagler Bailly leases minimal space in other foreign and domestic cities. Each principal office represents a permanent location servicing multiple clients which is run by a member of Hagler Bailly's senior management. From time to time Hagler Bailly leases a project office to enable it to service a specific international project involving a particular individual client, in which case the office is paid for directly by the client. Hagler Bailly currently has project offices in 17 foreign locations totaling approximately 25,696 square feet. All of Hagler Bailly's principal, branch and project offices are electronically linked together and have access to all of Hagler Bailly's capabilities and core consulting tools. Hagler Bailly believes that its facilities are adequate for its current needs and that additional facilities can be leased to meet future needs.

Legal Proceedings

     Hagler Bailly's indirect subsidiary, Theodore Barry & Associates, is a defendant in a lawsuit brought in the United States District Court for the Northern District of Illinois, Michael A. Laros v. Theodore Barry & Associates, No. 95-C4175, by one of its former executives seeking payment of a bonus and salary allegedly due him and payment of principal and interest on a subordinated note of TB&A held by Mr. Laros, prejudgment interest and costs and fees. TB&A is defending the suit. Hagler Bailly does not believe that the resolution of this lawsuit will have a material adverse effect on its business, financial condition or results of operations.

     Apogee, one of Hagler Bailly's wholly-owned subsidiaries, has received a subpoena from the Office of the Inspector General of the Environmental Protection Agency (the "EPA") requesting records from April 1993 through October 1995 pertaining to a contract between Apogee and the EPA. The work under this contract has been completed. The subpoena was served in connection with an EPA investigation relating to the submission of potential false statements and false claims under the contract. Hagler Bailly and Apogee are cooperating fully with the EPA. At this time Hagler Bailly is unable to determine what effect, if any, the investigation will have on its business, financial condition or results of operations.

     Hagler Bailly and its subsidiaries are from time to time parties to litigation arising in the ordinary course of business. Neither Hagler Bailly nor any of its subsidiaries is a party to any pending material litigation nor are any of them aware of any pending or threatened litigation that would have a material adverse effect on Hagler Bailly or its business.

                DIRECTORS AND EXECUTIVE OFFICERS OF HAGLER BAILLY

     The ages, positions and other information for all current and chosen Hagler Bailly directors and executive officers are as follows:

Name                                  Age     Positions
----------------------------------    ---     ----------------------------------------------------------------------
Henri-Claude Bailly (1)               51      Chairman  of the  Board  (term  expiring  1999),  President  and Chief
                                                Executive Officer.
Jassi S. Cheema                       54      Chief  Executive  Officer  of  Hagler  Bailly  Consulting,   Inc.  and
                                                President  and Chief  Executive  Officer of TB&A Group,  Inc.,  both wholly owned subsidiaries of Hagler Bailly.
Vinod K. Dar                          47      Director  (term  expiring  2001);  Senior Vice  President and Managing
                                                Director  of  Hagler  Bailly   Consulting,   Inc.,  a  wholly  owned
                                                subsidiary of Hagler Bailly.
Daniel M. Rouse                       47      Vice President, Chief Financial Officer and Treasurer.
Alex M. Steinbergh                    58      Chief Executive Officer,  HB Capital,  Inc., a wholly owned subsidiary of Hagler Bailly.
Alain M. Streicher                    49      Director  (term  expiring  2000) and Senior Vice  President and Acting
                                                Chief Operating  Officer;  Chief Executive  Officer of Hagler Bailly
                                                Services, Inc., a wholly owned subsidiary of Hagler Bailly.
Stephen V.R. Whitman                  51      Vice President and General Counsel.
Michael D. Yokell                     51      Director  (term  expiring  1999);  Senior Vice  President and Managing
                                                Director  of  Hagler  Bailly   Consulting,   Inc.,  a  wholly  owned
                                                subsidiary of Hagler Bailly.
Robert W. Fri (1)(2)(3)               61      Director (term expiring 1999).
Richard H. O'Toole                    51      Director (term expiring 2000).
Fred M. Schriever (1)(2)(3)           67      Director (term expiring 2001).
William E. Dickenson (4)              50      Executive Vice  President;  Chief Operating  Officer;  Chief Executive
                                                Officer,  PHB;  President  and  Chief  Executive  Officer  of Hagler
                                                Bailly as of January 1, 2000.
Howard W. Pifer, III (4)              56      Director (term expiring 2001) and Chairman of the Board  effective one day after the Merger.
R. Gene Brown (4)                     65      Director effective one day after the Merger (term expiring 2000).
Frederick T. Baird (4)                49      Director, Putnam, Hayes & Bartlett-Asia Pacific Ltd.
Neill W. Freeman, III (4)             53      Managing Director, PHB.
James M. Speyer (4)                   53      Managing Director, PHB.

----------
(1)  Member of the Executive Compensation Committee of the Board of Directors.

(2)  Member of the Audit Committee of the Board of Directors.

(3)  Member of the Stock Option Committee of the Board of Directors.

(4) Designated as a future director or executive officer in connection with the Merger.

     Henri-Claude Bailly has served as Hagler Bailly's Chief Executive Officer since Hagler Bailly was founded in 1980, as President of Hagler Bailly from 1984 to 1987 and from May 1995 to date, and as Chairman of the Board from 1984 to date. From September 1984 to May 1995, Mr. Bailly was also employed by RCG in a series of management positions and ended his tenure there as Senior Vice President and director of RCG and Chairman of the Board and Chief Executive Officer of RCG/Hagler Bailly, Inc. From 1972 to 1980, Mr. Bailly was employed in successive positions from Associate to Managing Director of Resource Planning Associates, an international energy, utilities and environmental management consulting firm. Mr. Bailly serves on the Board of Directors of the United States Energy Association, the Alliance to Save Energy and is a member of the National Coal Council.

     Jassi S. Cheema has been employed by TB&A Group, Inc. in various positions since 1980. Mr. Cheema currently serves as the President of TB&A and as of February 23, 1998, the Chief Executive Officer of Hagler Bailly Consulting, Inc. Prior to joining TB&A, Mr. Cheema worked for Getty Oil Co. as a Manager of its Corporate Technical Applications group.

     Vinod K. Dar is one of the original founders of Hagler Bailly. He rejoined Hagler Bailly in 1995 and leads its corporate strategy and management consulting practice. After leaving Hagler Bailly in 1984, Mr. Dar was employed in various senior executive positions in the energy industry. From 1984 to 1989, Mr. Dar was Executive Vice President and a director of Hadson Corporation and Chief Executive Officer of Hadson Gas Systems. In 1990, Mr. Dar was Senior Vice President of American Exploration Company. From mid 1990 to 1992, Mr. Dar was a Managing Director of Dar & Company. From 1992 to 1994, Mr. Dar was the Chairman of Sunrise Energy Services. From 1994 to 1995, Mr. Dar was Senior Advisor to Hagler Bailly. From 1978 to 1980, Mr. Dar was a Senior Associate with Resource Planning Associates. Mr. Dar serves as a director and chairman of the Compensation Committee of HarCor Energy, an independent oil and gas company traded on the Nasdaq Stock Market.

     Daniel M. Rouse has been employed as Hagler Bailly's Chief Financial Officer and Treasurer since he joined Hagler Bailly in 1991. From 1987 to 1991, Mr. Rouse was employed by Strategic Solutions, Inc. as Chief Financial Officer. From 1984 to 1987, Mr. Rouse was a principal at Loeb and Cohen, P.C. From 1979 to 1984, Mr. Rouse was employed by Jarrell Oil Company, Inc. as Vice President, Finance and Controller. Mr. Rouse is a Certified Public Accountant.

     Alex M. Steinbergh has been employed by Hagler Bailly in various management positions since 1992 and currently serves as the Chief Executive Officer of HB Capital, Inc., a wholly owned subsidiary of Hagler Bailly. Mr. Steinbergh leads Hagler Bailly's acquisitions activities. Mr. Steinbergh is the co-founder and currently a general partner of Resource Capital Group, a holding company for real estate investment management and development companies in Cambridge, MA. From 1972 to 1980, Mr. Steinbergh held successive positions from Associate to Managing Director at Resource Planning Associates. From 1969 to 1972, Mr. Steinbergh was an Associate of McKinsey & Company.

     Alain M. Streicher has been employed by Hagler Bailly in various management positions since it was founded in 1980. Since October 1997, Mr. Streicher has served as Senior Vice President and Acting Chief Operating Officer of Hagler Bailly. Since January 1997, he has served as the Chief Executive Officer of Hagler Bailly Services, Inc. and leads Hagler Bailly's energy and infrastructure planning and development practice. Mr. Streicher has served as a member of the Board of Directors of Hagler Bailly since May 1995. From 1976 to 1980, Mr. Streicher was Chief Energy Analyst at the CEREN in Paris.

     Stephen V.R. Whitman has been Vice President and General Counsel of Hagler Bailly since July 1, 1997. Mr. Whitman was in private law practice in his own firm from May 1993 until July 1997. From 1984 through May 1993 he was associated with the law firm of Kelley Drye and Warren. From 1979 to 1984, he was a lawyer in the Office of the General Counsel of the United States Agency for International Development ("USAID") and served as the USAID Regional Legal Advisor in Lima, Peru. From 1975 through 1978 Mr. Whitman was associated with the law firm of White & Case.

     Michael D. Yokell has been employed by Hagler Bailly in various positions since 1987, and currently leads Hagler Bailly's economic analysis and litigation support practice and is a Senior Vice President of Hagler Bailly Consulting, Inc. Mr. Yokell served as President of Hagler Bailly's predecessor, RCG/Hagler Bailly, Inc., from 1988 to 1995. Mr. Yokell was the President of Energy and Resource Consultants, a corporation acquired by Hagler Bailly in 1987. Before entering management consulting, Mr. Yokell taught Economics at the University of California, Berkeley and Washington State University and was a Senior Economist at the United States Department of Energy. Mr. Yokell serves on the Board of Directors of the Keystone Energy Center.

     Robert W. Fri has served as a member of the Board of Directors of Hagler Bailly since May 1995. Mr. Fri is currently director of the National Museum of Natural History at the Smithsonian Institution, and Senior Fellow Emeritus at Resources for the Future, where he served as President from 1986 to 1995. Mr. Fri is a director of the American Electric Power Company, a member of the University of Chicago Board of Governors for the Argonne National Laboratory, and a trustee of Science Service, Inc., publisher of Science News and organizer of the Westinghouse Science Talent Search. In 1971, Mr. Fri became the First Deputy Administrator of the United States Environmental Protection Agency. In 1975, President Ford appointed Mr. Fri as the Deputy Administrator of the United States Energy Research and Development Administration. Mr. Fri served as acting administrator of both agencies for extended periods. From 1978 to 1986, Mr. Fri operated his own company, Energy Transition Corporation.

     Richard H. O'Toole is currently a Director of ABB Europe Limited. Mr. O'Toole has extensive international experience on trade, investment and regulatory issues and has also acted as advisor and consultant to a variety of public and private sector organizations. A former diplomat, Mr. O'Toole has served in posts in Paris, Geneva and Brussels. From 1976 to 1979, Mr. O'Toole was Special Assistant in the Office of Executive Director of the OECD's International Energy Agency. From 1979 to 1982, Mr. O'Toole was European Correspondent in the Political Division of the Irish Foreign Ministry. He was Irish Deputy Permanent Representative to the United Nations in Geneva from 1983 to 1984. In 1985, Mr. O'Toole was nominated Chef de Cabinet in the European Commission with responsibilities in the areas of competition policy, institutional issues and social policy. In 1989 he joined GPA Group plc and became Managing Director of its GPA Technologies Division. From 1993 to 1995 he was appointed Assistant Director General of the General Agreement on Tariffs and Trade (GATT) where he was a leading member of the Secretariat team supervising the conclusion of the Uruguay Round of trade negotiations and the creation of the World Trade Organization (WTO) as a successor to the GATT arrangements.

     Fred M. Schriever retired in April 1996 from RCG. Mr. Schriever was employed by RCG in various positions since 1971, most recently as its Chairman and Chief Executive Officer. Prior to joining RCG, Mr. Schriever was a partner of Booz Allen & Hamilton. Since 1996, Mr. Schriever has been a consultant to various industry groups. Mr. Schriever is a Fellow of both the Institute of Directors and the Institute of Management Consultants in the United Kingdom, and a member of the United States Institute of Management Consultants, the American Society of Mechanical Engineers and is a Certified Management Consultant.

     William E. Dickenson has served as PHB's President and Chief Executive Officer since 1992, and was the Managing Director responsible for PHB's litigation support practice area from 1983 through 1992. From 1978 to 1983, Mr. Dickenson managed major antitrust litigation and consulting assignments at Dickenson, O'Brien & Associates, which he founded. Prior to that he was employed at Cambridge Research Institute and also served in a variety of positions at the Tennessee Valley Authority.

     Howard W. Pifer III has served as PHB's Chairman since 1991, having previously served as PHB's President and Chief Executive Officer. Mr. Pifer leads PHB's energy and network industries practice area, in which he specializes in rigorous analysis of corporate strategies and public policies. Prior to founding PHB in 1976, Mr. Pifer was a member of the Harvard Business School faculty, where he taught courses in managerial economics, finance, public policy and strategic planning. From 1973 to 1976, Mr. Pifer was Vice President, Energy & Environment Group at Temple, Barker & Sloane, Inc., a management consulting firm.

     R. Gene Brown has been a member of the board of directors of PHB since 1986. A founding investor of Advanced Micro Devices, Inc., Dr. Brown remains on its board and chairs its audit committee. From 1974 to 1976, Dr. Brown was President and Chief Executive Officer of Berkeley Bio Engineering, Inc. as well as President and Vice Chairman of Monterey Life Systems, Inc. (the majority shareholder of Berkeley Bioengineering). From 1968 to 1974, he was vice president of corporate development for Syntex Corporation. Prior to those corporate positions, Dr. Brown served on the faculties of the graduate schools of business administration at Harvard and Stanford universities. Dr. Brown is a Certified Public Accountant.

     Frederick T. Baird has been employed by Putnam, Hayes & Bartlett - Asia Pacific Ltd, the New Zealand subsidiary of PHB since 1996. Prior to joining PHB, Mr. Baird was Managing Director of CORE Management Systems Ltd., which specializes in the design and development of complex computer-based business models using optimization and simulation and which is now part of Putnam, Hayes & Bartlett - Asia Pacific Ltd. Mr. Baird established CORE following his joint venture with Ernst & Young LLP in which he headed a management science practice. From 1982 to 1988, Mr. Baird was a member of the Faculty of Commerce at the University of Canterbury.

     Neill W. Freeman III has been employed by, and has been a member of the board of directors of PHB since 1994, when the consulting firm he founded and in which he was a principal, Freeman & Mills, combined its consulting practice with PHB. Prior to founding Freeman & Mills in 1978, Mr. Freeman was an auditor consultant at several accounting firms. From 1966 to 1969, Mr. Freeman was employed by Price Waterhouse & Co.; from 1969 - 1974, Mr. Freeman was employed by BDO Seidman; from 1974 - 1978, he was employed by Coopers and Lybrand. Mr. Freeman was also a founder of the 1st Business Bank of Los Angeles.

     James M. Speyer has been employed by, and has been a member of the board of directors of, PHB since 1982. Prior to joining PHB, Mr. Speyer was a principal with ICF Inc. from 1979 to 1982. Prior to working at ICF, Mr. Speyer held various positions in the federal government, including working on President Carter's White House Energy Staff and at the Department of Energy and the Environmental Protection Agency.

                      HAGLER BAILLY EXECUTIVE COMPENSATION

Executive Compensation Summary Table

     The following table sets forth certain information with respect to the annual and long-term compensation paid to the President and Chief Executive Officer and the four other most highly paid executive officers of Hagler Bailly during the year ended December 31, 1997 (the "Named Executive Officers").

                           Summary Compensation Table

                                                                              Annual               Long-Term
                                                                           Compensation           Compensation        All Other
                                                                      Salary           Bonus      Options/SARs      Compensation
Name and Principal Position                              Year          ($)              ($)            (#)               ($)
---------------------------                              ----        --------        --------     ------------      ------------
Henri-Claude Bailly .................................    1997        $375,000        $125,000         172,876        $ 64,357(1)
   President, Chief Executive                            1996         325,000         606,954          51,863         107,126
   Officer and Chairman of the
   Board of Hagler Bailly

Daniel M. Rouse .....................................    1997         175,945          62,500          20,745          26,025(2)
   Vice President, Chief Financial                       1996         134,335         110,683              --          13,931
   Officer and Treasurer of Hagler
   Bailly

Vinod K. Dar ........................................    1997         352,694         140,000              --          13,357(3)
   Senior Vice President and                             1996         308,753              --              --         467,931
   Managing Director of Hagler
   Bailly Consulting, Inc.

Alain M. Streicher ..................................    1997         225,880         115,000              --          14,357(3)
   Acting Chief Operating Officer                        1996         176,357         270,245              --          13,931
   of Hagler Bailly, Chief
   Executive Officer and
   Managing Director of Hagler
   Bailly Services, Inc.

Alex M. Steinbergh ..................................    1997         210,543          59,474              --              --
   Chief Executive Officer of                            1996              --              --              --              --
   HB Capital, Inc.

----------
(1) Represents $50,000 paid pursuant to Mr. Bailly's employment agreement and $14,357 in matching payments and profit sharing under Hagler Bailly's 401(k) Profit Sharing Plan. See "--Employment Arrangements."

(2) Represents $11,668 paid for as compensation deducted from accrued paid leave hours and $14,347 in matching payments and profit sharing under Hagler Bailly's 401(k) Profit Sharing Plan.

(3) Represents matching payments and profit sharing under Hagler Bailly's 401(k) Profit Sharing Plan.

Stock Option Grants During 1997

     The following table presents information with respect to stock option grants during the year ended December 31, 1997 to the Named Executive Officers.

                                             Option/SAR Grants in Last Fiscal Year
                                                                                                              Potential
                                             Number of                                                    Realizable Value
                                            Securities                                                    at Assumed Annual
                                            Underlying       % of Total                                     Rate of Stock
                                            Option/SAR      Options/SARs       Exercise                   Price Appreciation
                                             Granted         Granted to        or Base    Expira-          for Option Term(1)
                                            ----------       Employees          Price      tion           ---------------------
        Name                                   (#)          in Fiscal Year      ($/Sh)     Date          5% ($)        10% ($)
-----------------------------------         ----------      --------------      ------     ----          ------        -------
Henri-Claude A. Bailly ............          97,509(2)           14%            $6.10     01/17/07     $374,070        $947,966
                                             75,367(3)           11              6.71     01/17/02      139,719         308,743
Daniel M. Rouse ...................          20,745               3              6.10     01/17/07       79,583         201,679
Vinod K. Dar ......................              --              --                --           --           --              --
Alain M. Streicher ................              --              --                --           --           --              --
Alex M. Steinbergh ................              --              --                --           --           --              --

----------
(1) The potential realizable value is calculated based on the five-year term for Mr. Bailly's option to purchase 75,367 shares, and on the ten-year term for Mr. Bailly's and Mr. Rouse's options to purchase 97,509 and 20,745 shares, respectively. It is calculated by assuming that the stock price on the date of grant appreciates from the exercise price at the indicated annual rate, compounded annually for the entire term of the option.

(2) Non-qualified options granted pursuant to Hagler Bailly's Stock Option Plan, with an exercise price based on fair market value as determined by an independent third party appraisal.

(3) Incentive stock options granted pursuant to Hagler Bailly's Stock Option Plan, with an exercise price based on 110% of the fair market value as determined by an independent third party appraisal.

Stock Option Exercises and Values in 1997

     The following table sets forth the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers on December 31, 1997 and the aggregate gains that would have been realized had these options been exercised on December 31, 1997, even though the options were not exercised, and the unexercisable options could not have been exercised on December 31, 1997. A total of 72,213 stock options were exercised by the Named Executive Officers during the fiscal year ended December 31, 1997.

                                                           Number of Securities                 Value of Unexercised
                              Shares                      Underlying Unexercised              In-the-Money Options/SARs
                             Acquired                     Options/SARs at FY-End                      at FY-End
                                on                                (#)                                  ($)(1)
                             Exercise     Value        -----------------------------        ------------------------------
        Name                  (#)       Realized       Exercisable     Unexercisable        Exercisable      Unexercisable
------------------------    --------   ----------      -----------     -------------        -----------      -------------
Henri-Claude A. Bailly..     17,000    $356,065(2)       269,117          138,301           $5,796,032         $2,228,138
                             34,575     174,258(3)
                             17,288      85,403(3)



Daniel M. Rouse.........          -           -           12,087           20,745              270,024            340,218

Vinod K. Dar............          -           -                -                -                    -                  -

Alain M. Streicher......      3,350      74,839(4)       117,580                -            2,626,737                  -

Alex M. Steinbergh......          -           -                -                -                    -                  -

----------
(1) Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price. Value is calculated based on fair market value of common stock at December 31, 1997 of $22.50 (as reported on the Nasdaq Stock Market), less the exercise price.

(2) Value is calculated based on fair market value of common stock at December 22, 1997 (date of exercise) of $21.125 (as reported on the Nasdaq Stock Market), less the exercise price.

(3) Value is calculated based on fair market value of common stock at January 23, 1997 (date of exercise) of $6.10 (as determined by an independent third party appraisal), less the exercise price.

(4) Value is calculated based on the fair market value of the common stock at December 31, 1997 (date of exercise) of $22.50 (as reported on the Nasdaq Stock Market), less the exercise price.


Employment Arrangements

     Hagler Bailly currently has an employment agreement with Mr. Bailly under which Mr. Bailly serves as Chairman of the Board and Chief Executive Officer of Hagler Bailly and Hagler Bailly Consulting, Inc. until July 9, 2000 and for his services receives a base salary ($375,000 in 1997), subject to increase each January 1 by an amount that is no less than greater of 5.0% over the annual rate of base salary in effect the preceding year, and the increase in the Consumer Price Index for the year. Mr. Bailly is entitled to a bonus for each calendar year equal to an amount determined by the Executive Compensation Committee of the Board. Mr. Bailly is also entitled to receive, from time to time, options to purchase Hagler Bailly common stock pursuant to the Stock Option Plan as determined by the Stock Option Committee of the Board. Mr. Bailly is entitled to participate in benefit programs provided by Hagler Bailly. In addition, Mr. Bailly is also entitled to a bonus equal to the average bonus percentage received during the term of the agreement multiplied by his then current base salary if his employment is terminated without cause or upon change in control (as defined in the agreement). This agreement will be replaced by a new employment agreement if the Merger is consummated. See "THE MERGER -- The Employment Agreements."

Director Compensation

     Directors who are not executive officers of Hagler Bailly are paid a fee of $1,000 for each Board meeting attended in person and all directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the Board of Directors. Messrs. Schriever, Fri and O'Toole, each non-employee directors of Hagler Bailly, were granted options to purchase 8,186, 8,186, and 3,000 shares of common stock, respectively, in 1997. Pursuant to the terms of the Stock Option Plan, subsequent to Hagler Bailly's IPO, each director of Hagler Bailly who is not otherwise employed by Hagler Bailly is granted an option to purchase 3,000 shares of common stock at the time of each annual election of directors.

Committees of the Board of Directors

     The Audit Committee consists of two members, both of whom are independent, non-employee directors. Members of the committee are Messrs. Schriever and Fri. The Audit Committee met once in 1997. The Audit Committee reviews the qualifications of Hagler Bailly's independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit and reviews non-audit services and related fees provided by the independent auditors.

     The Executive Compensation Committee consists of three members, two of whom are independent, non-employee directors. Members of the committee are Messrs. Bailly, Schriever and Fri. The Executive Compensation Committee met twice during 1997. This committee is responsible for the administration of all salary and incentive compensation plans for the executive officers and directors who are employees of Hagler Bailly, including bonuses, and also reviews and approves the compensation, including bonus awards, for officers of Hagler Bailly's five operating subsidiaries.

     The Stock Option Committee has two members, both of whom are independent, non-employee directors. Members of the committee are Messrs. Schriever and Fri. The Stock Option Committee did not meet during 1997. This committee administers the Stock Option Plan.

     During 1997, the Board of Directors met eight times and no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he was a member.

Compensation Interlocks and Insider Participation

     The Executive Compensation Committee of Hagler Bailly is composed of two independent, non-employee directors and Mr. Bailly, the Chairman of the Board, President and Chief Executive Officer.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Daniel M. Rouse, Vice President and Chief Financial Officer of Hagler Bailly, was indebted to Hagler Bailly in the amount of $287,427.14 at December 31, 1997. This amount consisted of $74,496.63 constituting the outstanding balance on a personal loan incurred prior to 1997. Interest was payable on this loan at the rate of 8.5%. The remainder consisted of $5,315.14 in accrued interest and $206,930.51 of bonus advances and charges to Mr. Rouse's personal account made in the course of 1997, on which no interest was paid during 1997. The largest aggregate amount of Mr. Rouse's debt outstanding to Hagler Bailly during 1997 was $287,427.14. Mr. Rouse has repaid this loan in full.

     Alain M. Streicher, a director and Senior Vice President of Hagler Bailly, was indebted to Hagler Bailly in the amount of $103,422.26 on December 31, 1997. This amount consisted of an outstanding balance of $21,295.26 on a loan established in 1995 with an interest rate of 9.0% per year and accrued interest of $7,109. The remainder of $75,000 constituted an advance on a bonus, bore no interest and was for an indeterminate term. The largest aggregate amount of Mr. Streicher's debt to Hagler Bailly during 1997 was $181,809. The outstanding amount of Mr. Streicher's indebtedness is currently $100,571.54.

     Michael D. Yokell, a director and Senior Vice President of Hagler Bailly's wholly owned subsidiary, Hagler Bailly Consulting, Inc., obtained a loan of $500,000 from Hagler Bailly in April 1997. The loan had an interest rate of 8.45% and was repaid in full in June 1997. The largest aggregate amount of Mr. Yokell's debt to Hagler Bailly during 1997 was $500,000.

                                       PHB
                      SELECTED CONSOLIDATED FINANCIAL DATA

     The following tables set forth selected consolidated financial data as of December 31 in each of the years 1993 through 1997 and for each of the years in the five-year period ended December 31, 1997. The selected financial data for each of the years in the five-year period ended December 31, 1997 have been derived from the audited consolidated financial statements of PHB. The selected consolidated financial data presented below as of March 31, 1998 and for the three-month periods ended March 31, 1997 and 1998 are derived from the unaudited financial statements of PHB which, in the opinion of PHB management, have been prepared on the same basis as the audited consolidated financial statements of PHB and include all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the financial position and results of operations for and as of such periods.

     The results of operations for prior periods are not necessarily indicative of the results that may be expected for future periods. The historical financial data should be read in conjunction with "PHB MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and the consolidated financial statements of PHB included elsewhere in this Joint Proxy Statement/PPM.

                                                                                                                Three Months
                                                           Year ended December 31,                              ended March 31,
                                          ----------------------------------------------------------          ------------------
                                          1993         1994          1995         1996          1997          1997          1998
                                          ----         ----          ----         ----          ----          ----          ----
                                                             (In thousands, except share and per share data)
Statements of Operations Data:
Revenues ...........................  $   33,384   $   47,091   $    56,610  $    67,745   $    62,808   $    16,022   $    15,604
Costs of services ..................      22,707       33,743        42,074       50,754        47,479        12,280        10,013
                                      ----------   ----------   -----------  -----------   -----------   -----------   -----------
  Gross profit .....................      10,677       13,348        14,536       16,991        15,329         3,742         5,591
Liquidation of subsidiary (1) ......          --           --            --          663           328            --            --
Selling, general and administrative        9,820       11,290        13,413       15,647        14,203         3,020         2,948
Compensation in connection with
  subscriptions for issuance of
  common stock (2) .................          --           --            --           --         9,885            --         2,165
Provision for note receivable from
  related party ....................          --        1,802            --           --            --            --            --
                                      ----------   ----------   -----------  -----------   -----------   -----------   -----------
Income (loss) from operations ......         857          256         1,123          681        (9,087)          722           478
Other income (expense), net ........        (258)         (95)           78          286          (273)          (46)          (82)
                                      ----------   ----------   -----------  -----------   -----------   -----------   -----------
Income (loss) before income taxes ..         599          161         1,201          967        (9,360)          676           396
Income tax expense .................         299          160           575          664           606           321         1,052
                                      ----------   ----------   -----------  -----------   -----------   -----------   -----------
Net income (loss) (3) ..............  $      300   $        1   $       626  $       303   $    (9,966)  $       355   $      (656)
                                      ==========   ==========   ===========  ===========   ===========   ===========   ===========
Net income (loss) per share:
  Basic ............................  $     0.20   $     0.00   $      0.15  $      0.07   $     (2.22)  $      0.09   $     (0.13)
  Diluted ..........................  $     0.20   $     0.00   $      0.15  $      0.07   $     (2.22)  $      0.09   $     (0.13)
Weighted average shares outstanding:
  Basic ............................   1,529,767    3,669,808     4,197,781    4,498,684     4,490,089     4,160,950     5,174,722
  Diluted ..........................   1,529,767    3,669,808     4,197,781    4,498,684     4,490,089     4,160,950     5,174,722

                                                                             December 31,                                  March 31,
                                                ---------------------------------------------------------------------      ---------
                                                   1993            1994           1995          1996           1997           1998
                                                                             (in thousands)
Balance Sheet Data:
Cash and cash equivalents ...............       $    275        $     90       $    263       $  1,107       $  1,070       $  2,000
Working capital (deficit) ...............         (2,305)            703          2,503          4,740          4,917          7,420
Total assets ............................         14,841          18,089         21,794         22,309         23,936         25,926
Total debt ..............................          2,939           2,417          3,258          1,955          1,931            972
Total stockholders' equity ..............            608           1,668          2,434          3,334          3,531          5,027

----------
(1) On December 31, 1996, PHB liquidated its wholly owned subsidiary in the U.K. Of PHB's loss of $662,609 in 1996, $548,757 represented cumulative foreign currency translation losses which had previously been recorded as a separate component of PHB's stockholders' equity. In 1997, $328,070 was recorded as management's estimate of the uncollectable net proceeds resulting from the liquidation.

(2) Stock issued or subject to issuance under subscriptions receivable entered into within 12 months preceding the closing of the Merger is presumed to have been issued in contemplation of the proposed transaction and is required to be accounted for at its fair market value on the date of issuance. Accordingly, PHB has recognized noncash, nontaxable deductible compensation charges for the year ended December 31, 1997 and the three months ended March 31, 1998 of $9,884,800 and $2,164,800, respectively, representing the difference between the fair value and the book value of shares of common stock then issuable.

(3) The statement of operations data for the years ended December 31 and the three months ended March 31, 1997 include performance incentive compensation paid to senior staff members in excess of a standard bonus set for their respective staff levels. The excess performance incentive compensation was included in Cost of services and Selling, general and administrative and was $39,000, $2,931,000, $6,260,000, $9,588,000 and
     $7,294,000  for the years ended  December 31, 1993,  1994,  1995,  1996 and
     1997,  respectively,  and  $1,823,000  for the three months ended March 31,
     1997. If PHB had not paid the excess incentive compensation, net income would have been $376,000, $1,821,000, $4,394,000, $6,217,000 and
     $4,605,000,  for the years ended December 31, 1993,  1994,  1995,  1996 and
     1997, respectively, and $1,472,000 for the three months ended March 31, 1997, assuming a statutory taxation rate of 41.1%.

                                       PHB
                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

Overview

     PHB is an international economic and management consulting firm, providing its clients with strategic advice and analysis to support the development and execution of economically sound strategies in business, litigation, regulatory, and policy matters. PHB's staff of 185 economists, business experts, accountants and other professionals have assisted corporations, governments and public agencies on thousands of client assignments in a wide range of industries. PHB consultants apply advanced analytical techniques to provide comprehensive strategic advice for clients. PHB advises leaders in business, government and the legal profession throughout the world.

     Total revenues represent the total of all revenues related to client engagements, including revenues associated with professional staff, subcontractors, independent consultants and use of computer technology. Consulting revenues represent the amount of engagement revenue associated with billings by PHB's professional staff. Subcontractor and other revenues represent revenues associated with subcontractors and independent consultants engaged by PHB on its assignments, as well as travel and per diem reimbursements and computer technology use charges to clients.

     PHB derives substantially all of its revenues from fees for professional services. Clients are typically invoiced on a monthly basis. The substantial majority of fees are billed at standard hourly rates. Revenues from standard hourly rate engagements are recognized as hours are recorded. Costs are recognized as they are incurred. Revenues from cost-plus fixed-fee contracts, which have not been material to date, are recognized as costs are incurred on the basis of direct costs plus allowable indirect costs and a pro rata portion of estimated fees. The remainder of the revenues are based on lump sum fee arrangements. A loss, if any, on an engagement is recognized when it becomes known and the amount of the loss is reasonably determinable. PHB's most significant expenses relate to the direct cost of providing client services. These costs consist of consultant salaries and benefits (including bonuses) and travel-related project expenses. Project personnel are typically full-time professionals employed by PHB, although PHB often supplements its professional project staff through the use of subcontractors and independent consultants.

Compensation Charges

     In anticipation of the Merger, PHB recognized a non-recurring, non-cash charge to operations of $10.0 million and $2.2 million for the 12 months ended December 31, 1997 and the three months ended March 31, 1998, respectively. This charge is required under generally accepted accounting principles for stock issued, or obligated to be issued, during the 12 months preceding the closing of the pending merger based on the presumption that such issuances were in contemplation of the Merger. The charge represents the aggregate difference between the book value of PHB common stock sold or committed to PHB employees during 1997 and 1998 and the appraised market value of the PHB common stock. The employee purchases, or obligations to purchase shares of common stock in 1997, were part of PHB's long-standing policy of requiring newly promoted senior level consultants to purchase a specified number of shares of PHB common stock based on their respective staff level. This policy provides PHB with additional capitalization and working capital. New senior level personnel joining PHB during 1997, consistent with its long-standing practice, were also obligated to buy a specified number of shares based on their staff level. The shares purchased or obligated to be purchased by these employees are also included in the 1997 compensation charge. During the three months ended March 31, 1998, similar stock purchase obligations arose for which a compensation was recorded.

     The statement of operations data for the years ended December 31 includes performance incentive compensation paid to senior staff in excess of a standard bonus set for their respective staff level. The excess performance incentive compensation was included in Cost of services and Selling, general and administrative and was $39,000, $2,931,000, $6,260,000, $9,588,000 and $7,294,000 for the years ended December 31, 1993,
1994, 1995, 1996 and 1997, respectively.

Results of Operations

     The following table sets forth, for the periods indicated, the revenues and selected operations data as a percentage of revenues for the periods given:

                                                                                                                    Three Months
                                                                                      Year ended                        ended
                                                                                       December 31,                    March 31,
                                                                              ----------------------------         ----------------
                                                                              1995        1996        1997         1997        1998
                                                                              ----        ----        ----         ----        ----
Revenues .............................................................        100%        100%        100%         100%        100%
                                                                              ---         ---         ---          ---         ---
Cost of services .....................................................         74          75          76           77          64
 Gross profit ........................................................         26          25          24           23          36
Selling, general and administrative ..................................         24          23          23           19          19
Liquidation of subsidiary ............................................          0           1           0            0           0
Compensation in connection with subscriptions for issuance
   of common stock ...................................................          0           0          16            0          14
Income (loss) from operations ........................................          2           1         (15)           5           3
Other income (expense), net ..........................................          0           0           0            0          (1)
Income (loss) before taxes ...........................................          2           1         (15)           4           3
Income tax expense ...................................................          1           1           1            2           7
Net income (loss) ....................................................          1           0         (16)           2          (4)

     Three Months ended March 31, 1998 Compared to Three Months ended March 31, 1997

     Revenues. Revenues of PHB decreased 2.6% to $15.6 million in the three months ended March 31, 1998 from $16.0 million in the three months ended March 31, 1997. The revenue reduction related primarily to reduced subcontractor activity. Consulting revenues of PHB increased 0.6% to $13.5 million in the three months ended March 31, 1998 compared to $13.4 million in the comparable period in 1997.

     Cost of Services. Cost of services of PHB decreased 18.5% to $10.0 million for the three months ended March 31, 1998 from $12.3 million for the three months ended March 31, 1997. The reduction is primarily due to lower performance incentive compensation for senior consulting staff working on client engagements. Also, during the three months ended March 31, 1998, subcontractor costs were lower and consulting labor resources were more heavily applied to business development activities rather than providing client services.

     Gross Profit. Gross profit increased 49.4% to $5.6 million for the three months ended March 31, 1998 from $3.7 million for the three months ended March 31, 1997. Gross profit as a percentage of revenues was 35.8% for the first three months of 1998 as compared to 23.4% in the first three months of 1997. This increase is principally a result of the lower performance incentive compensation previously mentioned. Billing rates in 1998 were higher over the previous year. There was virtually no gross profit impact related to the reduction in subcontractor revenues since such revenues carry little or no gross profit.

     Selling, General and Administrative. Selling, general and administrative expenses decreased 2.4% to $2.9 million for the three months ended March 31, 1998 compared to $3.0 million for the three months ended March 31, 1997. Lower performance incentive compensation for executive staff accounted for $0.5 million of the reduction. However, this reduction was substantially offset since consulting staff devoted more labor resources to developing proposals and negotiating new engagements.

     Income from Operations. Income from operations, excluding the effect of the Compensation in connection with subscriptions for issuance of common stock, was up 266% to $2.6 million for the three months ended March 31, 1998 compared to $722,000 for the three months ended March 31, 1997. This increase is due to lower performance incentive awards effective January 1, 1998. Performance incentive compensation earned by senior consultants in excess of the standard target bonus for their level has been terminated in connection with the pending merger.

     Other Income (Expense), Net. Other income (expense), net was $82,000 expense for the three months ended March 31, 1998 and $46,000 expense for the three months ended March 31, 1997. The change is principally due to slightly higher foreign exchange losses related to PHB's New Zealand subsidiary in 1998.

     Income Tax Expense. Income tax expense was $1.0 million for the three months ended March 31, 1998 compared to $321,000 for the three months ended March 31, 1997. The 1998 expense is higher than the expected statutory rate of 41.1% due to the nondeductibility of the $2.2 million compensation charge for tax reporting purposes. The 1997 tax expense reflects the proportional share of the total 1997 expense which is higher than the statutory rate of 41.1%.

     Net Income (Loss). Net income (loss) for the three months ended March 31, 1998 was ($656,000) compared to $355,000 for the three months ended March 31, 1997. Net income, excluding the effect of the compensation charge for subscriptions for the issuance of common stock, increased to 9.7% from 2.2% in the prior year as a percentage of revenues. This increase is primarily the result of the change in performance incentive compensation previously mentioned. See "--Compensation Charges."

     1997 Compared to 1996

     Revenues. PHB's revenues decreased 7.3% to $62.8 million in 1997 from $67.7 million in 1996. Consulting revenues decreased 1.9% to $52.1 million in 1997 from $53.1 million in 1996. Consulting revenues for PHB's Energy and Network Industries practice grew by 41%, reflecting the increased demand for consulting services associated with the restructuring and deregulation of the electric utility industry. However, consulting revenues for PHB's Litigation practice decreased 38% primarily as a result of declining revenues generated from one litigation case which represented approximately 16% of PHB's total revenues in 1996 and approximately 3% of PHB's total revenues in 1997. Also, PHB reduced its pricing for computing technology used by its clients due to competitive industry trends. This price reduction resulted in a $1.3 million decrease in revenues between 1997 and 1996.

     Cost of Services. Cost of services decreased 6.5% to $47.5 million in 1997 from $50.8 million in 1996. The decrease reflects the decrease in total revenues and the redeployment of consulting labor resources to marketing and selling activities. Liquidation of the U.K. subsidiary in December 1996 also reduced PHB's costs of services in 1997. Cost of services as a percentage of total revenues increased to 75.6% in 1997 from 74.9% in 1996. The percentage increase principally results from the reduction in pricing for computer technology use charged to clients.

     Gross Profit. Gross profit decreased 9.8% to $15.3 million in 1997 from $17.0 million in 1996. Gross profit as a percentage of revenues decreased to 24.4% in 1997 from 25.1% in 1996. Approximately $1.3 million of this decrease is a result of the reduction in computer technology use pricing for PHB's clients. Adjusting for this reduction, gross profit as a percentage of revenues in 1996 would have been 24.0%.

     Selling, General and Administrative. Selling, general and administrative expenses decreased 9.2% to $14.2 million in 1997 from $15.6 million in 1996. Although more consulting labor was deployed to marketing and selling in 1997, this was offset as a result of lower out-of-pocket business development expenses.

     Income from Operations. Income from operations, excluding the compensation charge of $9.9 million in connection with subscriptions for the issuance of common stock, was $798,000 for 1997 compared to $681,000 for 1996. As a percentage of total revenues, income from operations before the compensation charge increased to 1.3% in 1997 from 1.0% in 1996.

     Other Income (Expense), Net. Other income (expense), net increased to $273,000 in expense for 1997, due principally to a foreign exchange loss related to the New Zealand subsidiary, compared to $286,000 in income in 1996, as a result of a foreign exchange gain related to the U.K. subsidiary.

     Income Tax Expense. The 1997 provision for tax is higher than the expected statutory rate of 41.1% due to the nondeductibility for tax reporting purposes of the compensation charge in connection with subscriptions for the issuance of common stock and also due to a loss provision on an equity investment in an U.K. affiliate for which an ordinary income deduction is not available.

     Net Income (Loss). Net income (loss), excluding the compensation charge, for 1997 was ($82,000) compared to $303,000 for 1996. Excluding the performance incentive compensation in excess of standard target bonuses and the non-cash compensation charges, net income for 1997 would have been approximately $4.6 million based on a combined federal and state income tax of 41.1%, compared to $6.2 million in 1996. See "--Compensation Charges."

     1996 Compared to 1995

     Revenues. PHB's revenues increased 19.7% to $67.7 million in 1996 from $56.6 million in 1995. Consulting revenues increased 16.5% to $53.1 million in 1996 from $45.6 million in 1995. Consulting revenues for the Energy and Network Industries and Litigation practices grew 13% and 21%, respectively, as PHB continued to participate in the growth of consulting services to the utility industry. The environmental sector of PHB's Litigation practice increased 28% over 1995, primarily due to increased work for insurance companies. There was further growth in the Litigation practice due to a significant pharmaceutical case. Other revenue increased $1.0 million as a result of billing clients for computer technology usage.

     Cost of Services. Cost of services increased by $8.7 million in 1996 compared to 1995. The increase reflects the increase in total revenues. Cost of services increased as a percentage of revenues to 74.9% in 1996 from 74.3% in 1995 primarily due to proportionally higher subcontractor activity in 1996 compared to 1995.

     Gross Profit. Gross profit increased 16.9% to $17.0 million in 1996 from $14.5 million in 1995. The increase is primarily the result of increased computer technology revenues billed to clients in 1996. Gross profit as a percentage of total revenues decreased to 25.1% in 1996 from 25.7% in 1995.

     Selling, General and Administrative. Selling, general and administrative expenses increased 16.7% to $15.6 million in 1996 from $13.4 million in 1995. Commensurate with the volume increase in PHB's revenues, this increase is primarily a result of an increase in business development activity in 1996 and an increase in the provision for doubtful accounts related to the higher business volume.

     Income from Operations. Income from operations decreased 39.3% to $681,000 in 1996 compared to Income from operations of $1.1 million in 1995. This decrease is due principally to a $663,000 charge recognized in 1996 in connection with the liquidation of PHB's U.K. subsidiary.

     Other Income (Expense), Net. Other income (expense), net increased 264% to $286,000 in income in 1996 compared to $78,000 in income for 1995, primarily as a result of PHB's foreign exchange gain in 1996 related to the U.K. subsidiary.

     Income Tax Expense. The effective income tax rate of 68.6% for 1996 was substantially higher than the expected statutory rate of 41.1% due to the level of permanent differences related to unallowable deductions. The effective income rate of 47.9% for 1995 was slightly higher than the statutory rate due to less nondeductible permanent differences principally related to travel, meals, and entertainment expenses.

     Net Income (Loss). Excluding the performance incentive compensation charge in excess of standard target bonuses, net income for 1996 would have been $6.2 million compared to $4.4 million in 1995. See "--Compensation Charges."

Liquidity and Capital Resources

     PHB's primary source of liquidity has been and is expected to continue to be cash flow from operations, periodically supplemented by borrowings under a bank line of credit. PHB maintains a revolving line of credit of $4.0 million with a bank. At March 31, 1998, borrowings outstanding under this line of credit were $550,000 at an interest rate of prime plus 0.5%. At March 31, 1998, December 31, 1997 and December 31, 1996, PHB had working capital of $7.4 million, $4.9 million and $4.7 million, respectively. The increase in working capital reflects increases in the cash position of PHB primarily due to accounts receivable collections and from increases in receivables and unbilled services.

     PHB had net cash provided by operations of $2.1 million for the three-month period ended March 31, 1998 which consisted primarily of net income of $1.5 million, excluding the compensation charge for subscriptions in connection with the issuance of common stock, and deferred income taxes of $1.1 million. This was offset in part by cash flows related to accounts receivable and unbilled services. Net cash provided by operations were $393,000, $5.7 million, and $679,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The year over year differences are primarily due to the changes in accounts receivable and unbilled services which was a source of cash in 1996 but not the other years.

     Investment activities resulted in cash flows of ($228,000) and $698,000 for the three-month periods ended March 31, 1998 and 1997, respectively. Investments for the three-month period ended March 31, 1998 were primarily to fund capital expenditures for information technology. In 1997, proceeds from the collections of receivables were received in connection with the liquidation of PHB's U.K. subsidiary. PHB used $766,000, $3.3 million and $735,000 for investing activities for the years ended December 31, 1997, 1996 and 1995, respectively. Investment activities have primarily related to capital expenditures for information technology although in 1996 approximately $2.2 million was due in connection with the liquidation of the U.K. subsidiary ($1.7 million of this amount was received in 1997).

     Financing activities used $960,000 and $822,000 for the three-month periods ended March 31, 1998 and 1997, respectively. The funds were used to pay down short term borrowings outstanding at the respective prior year-end periods. Net cash provided by financing activities of $234,000 for the year ended December 31, 1997 was principally the result of stock purchased by senior consultants. Net cash used by financing activities for the year ended December 31, 1996 was $1.5 million principally due to repayment of borrowing under the bank line of credit. During 1995, net cash provided by financing activities of $206,000 was primarily attributable to short term bank borrowings offset by the reduction in capital lease obligations.

     PHB believes that current projected levels of cash flows and the availability of financing, including borrowings under PHB's credit facility, will be adequate to fund its operations throughout the period preceding the Merger.

New Accounting Pronouncements

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), and Statement of Financial Accounting Standards No. 131 "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 130 establishes standards for reporting comprehensive income and its components in the consolidated financial statements. SFAS 131 establishes standards for reporting information on operating segments in interim and annual financial statements. SFAS 130 and SFAS 131 will become effective for PHB beginning in 1998. SFAS 130 and SFAS 131 require disclosure only and will have no impact on PHB's consolidated financial position and results of operations.

Year 2000

     PHB relies on software technology to deliver its services. PHB is currently in the process of evaluating the potential impact of the Year 2000 issue on its business and the related expenses that would foreseeably be incurred in attempting to remedy such impact (including testing and implementation of remedial action). Management believes that the costs associated with the Year 2000 issue should not have a material adverse effect on the results of operations or financial position of PHB in future periods. However, despite PHB's efforts to address the Year 2000 impacts on its internal systems, PHB is not certain that it has fully identified all such impacts or that it can resolve them without disruption of its business and without incurring significant expenses. In addition, even if the internal systems of PHB are not materially affected by the Year 2000 issue, PHB could be affected as a result of any disruption in the operation of the various third-party enterprises with which PHB interacts.

                                       PHB
                                    BUSINESS

Overview

     PHB is an international economic and management consulting firm providing its clients with strategic advice and analysis to support the development and execution of economically sound strategies in business, litigation, regulatory and policy matters. PHB's staff of 185 economists, business experts, accountants and other professionals have assisted corporations, governments, and public agencies on thousands of client assignments in a wide range of industries. PHB consultants apply advanced analytical techniques to provide comprehensive strategic advice for clients. PHB advises leaders in business, government and the legal profession throughout the world.

     Since the firm's inception in 1976, PHB has established offices in Cambridge, Massachusetts; Washington, DC; and Palo Alto and Los Angeles, California. In addition, PHB has two wholly-owned international subsidiaries -- Putnam, Hayes & Bartlett - Asia Pacific Ltd, which began operations in Auckland and Wellington, New Zealand, in 1996, and Putnam, Hayes & Bartlett - Asia Pacific Pty Ltd, which began operations in Melbourne and Sydney, Australia, in 1997. PHB also has an international corporate affiliate, Putnam, Hayes & Bartlett Ltd, located in London, England.

Practice Areas

     PHB divides its consulting services into two primary practice areas: Energy and Network Industries, and Litigation. PHB's Energy and Network Industries practice has helped shape competitive markets in the United States and around the world. PHB assists telecommunications companies, utilities, energy firms and energy users in developing and executing sustainable business strategies. PHB's Litigation practice provides general commercial litigation support as well as environmental consulting services. In this practice, PHB assists clients in litigation, mediation, arbitration and settlement negotiations. PHB's commercial litigation consulting experience includes work in such areas as antitrust, bankruptcy, contracts, fraud, intellectual property infringement, international trade, labor, product liability and securities disputes. PHB's environmental consulting services consist of assisting clients in valuing, allocating and managing environmental liabilities and in developing environmental strategies. PHB provides expert analysis and testimony in the context of environmental litigation and related settlement negotiations.

Services

     In addition to management and business strategy services, PHB offers support in such areas as network industries, litigation, intellectual property, antitrust and the environment.

     o Management strategy. PHB helps clients design and implement business strategies to maximize the value of their enterprise, with a special focus on assisting those that face large infrastructure investments, changing regulatory environments or difficult operating issues.

     o Business strategy. PHB specializes in assisting senior management developing and evaluating resource commitments such as labor, energy and raw material contracts; new capacity commitments; major acquisitions or divestitures; and other forms of financial restructuring.

     o Network industries. PHB assists utilities, energy firms, intensive-energy users and telecom firms to develop and execute business strategies that are sustainable in the face of changing economic, regulatory and market forces, both in the United States and around the world.

     o Litigation. PHB assists law firms and corporate counsel in litigation, mediation and arbitration of all kinds. In virtually every area of litigation and regulation, PHB has provided economic or business expert testimony and has been instrumental in achieving settlements for its clients.

     o Environment. PHB assists corporations and their representatives in valuing, allocating and managing environmental liabilities, as well as in developing environmental strategies.

Marketing and Sales

     PHB engages in a variety of client development activities. PHB's fundamental business development strategy is to offer clients consistent and quality service. This strategy has resulted in numerous long-term client relationships and a loyal client base. In addition to developing ongoing relationships with clients, PHB actively maintains name recognition through marketing. The firm advertises in industry journals; PHB's staff frequently address industry, legal and business associations; and PHB acts as sponsor to select forums and conferences. PHB also benefits from its affiliation with its senior advisors, who broaden PHB's expertise and identify opportunities for the firm. Several of PHB's senior advisors are affiliated with top universities, which has the added benefit of attracting excellent recruits to PHB.

Client and Representative Services

     In the past 22 years, PHB has grown from one office in Cambridge, Massachusetts, to a worldwide network of talented professionals who support client needs related to its various practice areas. Since 1976, PHB has completed thousands of client engagements. In 1997, PHB handled approximately 750 projects for more than 450 clients, with approximately 93% of the firm's total revenues derived from projects undertaken in the United States. In 1996 and 1997 revenues for PHB's largest 10 clients represented 38% and 37%, respectively, of PHB's revenues.

     Within PHB's Energy and Network Industries practice group, clients include large and small energy companies (including electric, natural gas and oil companies), telecom companies, other regulated businesses, law firms, industry associations, governments and government-related agencies. PHB assists utilities and governments worldwide with major policy issues such as industry restructuring and privatization, regulatory approaches and structures, corporate strategy and other analyses to support strategic decision making.

     PHB's Litigation practice has provided economic and business analysis and expert testimony in what PHB believes to be some of the largest and most important civil litigation cases of recent decades. PHB performs liability assessment and damage measurement in the context of both commercial and regulatory litigation. PHB provides expert testimony as well as support to counsel and other experts through research and case management activities. PHB has provided support to over 100 law firms involving thousands of disputes. Within its environmental practice, PHB has been involved in the evaluation of more than 1,000 hazardous waste sites, over 60 environmental coverage disputes since the early 1980's and more than 80 civil penalty matters. PHB's clients include the world's largest industrial corporations, trade associations, individual potentially responsible parties ("PRPs"), PRP steering committees, law firms and government agencies.

Employees

     As of March 31, 1998, PHB employed 273 people, including 185 client engagement staff and 88 support staff. PHB's Cambridge office employs 91 people; its Washington, DC, office employs 83 people; its Los Angeles office employs 43 people; its Palo Alto office employs 27 people; and its Australian and New Zealand offices employ a total of 29 people.

     PHB recruits staff from the country's top graduate and business schools and provides its staff with extensive training in order to meet clients' needs. Most of PHB's staff hold graduate degrees in either economics or business; a number also hold advanced degrees in such fields as chemical and mechanical engineering, environmental science, public policy and law.

     As a group, PHB's domestic senior staff members have broad yet diverse experience. PHB has consultants who specialize in energy, environment, regulated industry, litigation and telecommunications. In its overseas offices, PHB's consultants tend to specialize in the Energy and Network Industries practice. The dynamic synergy between its offices enables PHB to offer its clients multi-office project teams, ideally suited to the needs of each project.

     PHB maintains its high caliber of staff by challenging each individual's creativity and by offering competitive compensation packages, which include a bonus and profit-sharing plan and generous medical benefits. Bonuses and promotions are awarded based on personal performance in reaching and exceeding targets, and those targets are determined based on level of experience and each individual's past performance. As they gain experience, employees progress to increasing levels of project conceptualization, management, and client relationships.

Properties

     Domestically, PHB leases approximately 131,000 square feet of office space:
55,763 square feet in Cambridge; 45,116 square feet in Washington, DC; 13,540 square feet in Palo Alto; and 16,681 in Los Angeles. All of PHB's offices are electronically connected and have e-mail and file transfer capabilities. PHB continually upgrades its systems to meet project and staff needs.

Legal Proceedings

     Although PHB is occasionally a party to litigation arising in the normal course of business, the firm is neither party to any pending material litigation nor aware of any pending or threatened litigation that would have a material adverse effect on PHB or its business.

        HAGLER BAILLY COMMON STOCK MARKET PRICE DATA AND DIVIDEND POLICY

     Hagler Bailly's common stock was first offered to the public on July 3, 1997 and since that time has been traded on the Nasdaq Stock Market under the symbol "HBIX". The following table sets forth, during the period indicated, high and low closing prices as reported by Nasdaq for the last fiscal year.

Period                                                     High          Low
January - March 1997...................................    N/A           N/A
April - June 1997......................................    N/A           N/A
July 3 - September 1997................................  $25.250       $17.000
October - December 1997................................  $26.375       $18.250
January - March 1998...................................  $26.750       $17.938
April - June 1998......................................  $30.000       $22.500

     On March 20, 1998, the last trading day prior to the public announcement of the Merger negotiations, the closing price of Hagler Bailly common stock on the Nasdaq Stock Market was $23.00. On July 21, 1998 (the most recent practicable date prior to the printing of this Joint Proxy Statement/PPM), the closing price of Hagler Bailly common stock on the Nasdaq Stock Market was $29.813.

Dividends

     Hagler Bailly has never paid a cash dividend on Hagler Bailly common stock and does not expect to pay a cash dividend on its Hagler Bailly common stock in the foreseeable future.

Holders of Record of Hagler Bailly Common Stock

     Hagler Bailly had 111 holders of record of its common stock as of July 15, 1998 and approximately 800 beneficial owners.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                    MANAGEMENT OF HAGLER BAILLY COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of Hagler Bailly common stock at July 15, 1998, by: (i) each person or group of persons known by Hagler Bailly to own beneficially more than five percent of the outstanding shares of Hagler Bailly's common stock; (ii) each director, person nominated to be a director and Named Executive Officer and
(iii) all executive officers and directors as a group.

                                                           Amount and Nature
                                                             of Beneficial             Percent of
Name                                                           Ownership                  Class
--------------------------------------------------         ------------------          ----------
FMR Corp. (1).....................................                787,500                   8.18
Henri-Claude Bailly  (2)(3).......................                845,121                   8.78
Vinod K. Dar  (2)(4)..............................                468,631                   4.87
Robert W. Fri (2)(5)..............................                 18,700                   *
Richard H. O'Toole (2)(6).........................                  6,000                   *
Daniel M. Rouse (2)(7)............................                 17,273                   *
Fred M. Schriever (2)(8)..........................                 77,398                   *
Alex M. Steinbergh (9)............................                  7,206                   *
Alain M. Streicher (2)(10)........................                490,677                   5.10
Michael D. Yokell (2)(11).........................                716,206                   7.44
Howard W. Pifer III (12)..........................                      -                   *
William E. Dickenson (12).........................                      -                   *
R. Gene Brown (12)................................                      -                   *
All directors and executive officers as a
  group (11 persons)..............................              2,624,824                  27.26

----------
*    Less than one percent of the outstanding common stock.

(1) On February 10, 1998, FMR Corp. filed a Schedule 13G with the Securities and Exchange Commission reporting beneficial ownership of 787,500 shares of Hagler Bailly's common stock. FMR Corp.'s address is 82 Devonshire Street, Boston, Massachusetts 02109.

(2) The address of Messrs. Bailly, Dar, Fri, O'Toole, Rouse, Schriever, Streicher and Yokell is c/o Hagler Bailly, Inc., 1530 Wilson Boulevard, Arlington, Virginia 22209.

(3) Includes 72,500 shares of common stock held in trust by Messrs. Bailly and Streicher on behalf of Mr. Streicher's children, and options to purchase 288,649 shares of Hagler Bailly's common stock which are currently exercisable or exercisable within 60 days of July 15, 1998.

(4) Includes 345,754 shares of common stock held in the Hagler Bailly, Inc. Deferred Compensation Plan Trust for Mr. Dar's benefit.

(5) Consists of options to purchase 14,644 shares of common stock which are currently exercisable or exercisable within 60 days of July 15, 1998.

(6) Consists of options to purchase 6,000 shares of common stock which are currently exercisable or exercisable within 60 days of July 15, 1998.

(7) Consists of options to purchase 17,273 shares of common stock which are currently exercisable or exercisable within 60 days of July 15, 1998.

(8) Excludes 50,000 shares of common stock held by Mr. Schriever's spouse, as to which Mr. Schriever disclaims beneficial ownership. Includes options to purchase 11,186 shares of common stock which are currently exercisable or exercisable within 60 days of July 15, 1998.

(9) Mr. Steinbergh's address is c/o HB Capital, Inc., 77 Franklin Street, Boston, Massachusetts 02110.

(10) Includes 72,500 shares of common stock held jointly in trust on behalf of Mr. Streicher's children. Includes options to purchase 117,580 shares of common stock which are currently exercisable or exercisable within 60 days of July 15, 1998.

(11) Includes 29,389 shares of common stock held by Mr. Yokell in trust on behalf of his children.

(12) The address of Messrs. Pifer, Dickenson and Brown is c/o Putnam, Hayes & Bartlett, Inc., One Memorial Drive, Cambridge, Massachusetts 02142.

                 DESCRIPTION OF HAGLER BAILLY CAPITAL STOCK AND
                        COMPARISON OF STOCKHOLDER RIGHTS

Hagler Bailly Capital Stock

     Hagler Bailly's Certificate of Incorporation authorizes two classes of capital stock: common and preferred. The terms of these classes are described below.

Common Stock

     Hagler Bailly is authorized currently to issue 20,000,000 shares of Hagler Bailly common stock and will be authorized to issue 50,000,000 shares if the Certificate Amendment is approved. As of the Hagler Bailly record date, 9,627,503 shares of Hagler Bailly common stock were issued and outstanding and Hagler Bailly had outstanding stock options granted to directors, officers and other employees for 2,039,736 shares of Hagler Bailly common stock. Each share of Hagler Bailly common stock has the same relative rights and is identical in all respects to each other share of Hagler Bailly common stock.

     Holders of Hagler Bailly common stock are entitled to one vote per share on each matter properly submitted to stockholders for their vote, including the election of directors. Holders of Hagler Bailly common stock do not have the right to cumulate their votes for the election of directors, and they have no preemptive or conversion rights with respect to any shares that may be issued. Hagler Bailly common stock is not subject to additional calls or assessments by Hagler Bailly, and all shares of Hagler Bailly common stock currently outstanding are fully paid and non-assessable.

     Holders of Hagler Bailly common stock are entitled to receive dividends when and as declared by the Board of Directors of Hagler Bailly out of any assets legally available for distribution. No such dividends or other distributions may be declared or paid, however, unless all accumulated dividends and any sinking fund, retirement fund or other retirement payments have been satisfied on classes of stock having preference as to such payments over common stock. In the unlikely event of any liquidation, dissolution or winding up of Hagler Bailly, assets of Hagler Bailly would be distributed, in cash or in kind, to the holders of Hagler Bailly common stock, but only after satisfaction of all debts and other liquidation preferences of Hagler Bailly.

Preferred Stock

     Hagler Bailly's Certificate of Incorporation authorizes its Board of Directors, without further stockholder approval, to issue up to 5,000,000 shares of preferred stock for any proper corporate purpose. The Board of Directors has broad authority to determine the rights and preferences of the preferred stock, which may be issued in one or more series. These rights and preferences may include voting, dividend, conversion and liquidation rights that may be senior to the Hagler Bailly common stock. The Hagler Bailly Board of Directors has not authorized any classes of preferred stock. The issuance of preferred shares having special rights or preferences could have the effect of delaying or preventing a change in control of Hagler Bailly even if such a change in control would be in the best interest of the holders of Hagler Bailly common stock.

Comparison of Stockholder Rights

     If the Merger is consummated, the holders of PHB common stock will become holders of Hagler Bailly common stock. As a result, Hagler Bailly's Certificate of Incorporation and Bylaws, and the applicable provisions of Delaware Corporation Law, will govern the rights of current holders of PHB common stock. The following is a comparison of the rights of holders of common stock of Hagler Bailly and PHB based on the terms of the governing documents of Hagler Bailly and PHB, Delaware Corporation Law and Massachusetts Corporation Law. The discussion is intended to highlight important similarities and differences.

     Authorized Capital

     As indicated above, Hagler Bailly is authorized to issue up to 20,000,000 (50,000,000, if the Certificate Amendment is approved) shares of common stock and 5,000,000 shares of preferred stock. PHB is authorized to issue 8,000,000 shares of PHB common stock.

     Directors

     Hagler Bailly's Certificate of Incorporation provides that the Hagler Bailly Board of Directors will be divided into three classes, with directors in each class elected for three-year staggered terms. The Hagler Bailly Certificate of Incorporation further provides that the size of the Board of Directors shall be fixed by the Board of Directors and initially fixes the number of directors at seven. The Hagler Bailly Bylaws provide that the number of directors may be determined by a resolution of the Board or the stockholders at an annual meeting. The number of Hagler Bailly directors will be increased by two if the Merger closes. The Bylaws of PHB provide that the number of PHB directors shall be between one and 50 and may be changed by a majority of the directors then in office or by the stockholders by a vote of the majority of the shares outstanding and entitled to vote. PHB does not have a classified Board.

     Board Vacancies and the Removal of Directors

     Under Delaware Corporation Law, vacancies and newly created directorships may be filled by a majority of directors then in office, unless otherwise provided in the corporation's certificate of incorporation or by-laws. Hagler Bailly's Certificate of Incorporation and Bylaws provide that a vacancy occurring in the Board of Directors, including a vacancy created by any increase in the number of directors, shall be filled for the remainder of the unexpired term by a majority vote of the directors then in office, though less than a quorum. Both Delaware Corporation Law and Hagler Bailly's Bylaws provide that if at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board as constituted immediately prior to any increase, stockholders owning at least 10% of the outstanding shares may request the Delaware Court of Chancery to order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

     Under Massachusetts Corporation Law, unless the articles of organization provide otherwise, any vacancy in the board of directors, however occurring, including a vacancy resulting from enlargement of the board and any vacancy in any other office, may be filled in the manner prescribed in the by-laws, or, in the absence of any such provision in the by-laws, by the directors. PHB's Bylaws provide that a vacancy occurring in the Board of Directors, including a vacancy resulting from the enlargement of the Board of Directors, may be filled by the stockholders or a majority of the directors then in office.

     Under Delaware Corporation Law, in the case of a Delaware corporation having a classified board, stockholders may remove a director only for cause unless the certificate of incorporation otherwise provides. Hagler Bailly's Certificate of Incorporation provides that a director may be removed only for cause and then only by the affirmative vote of at least two-thirds of the total votes eligible to be voted at a duly constituted meeting of stockholders and with 30 days' written notice to the director whose removal is to be considered.

     Under Massachusetts Corporation Law, any director or the entire board of directors may be removed, except as otherwise provided in the articles of organization or by-laws, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. PHB's Bylaws provide that a director may be removed, (a) with or without cause by a vote of a majority in interest of the stock issued and outstanding and entitled to vote at an election of directors or (b) with cause by the Board, by a vote of the majority of those directors then in office. A PHB director may be removed for cause only after reasonable notice and opportunity to be heard.

     Interested Directors and Other Transactions

     Delaware Corporation Law provides that no transaction between a corporation and a director or officer, or any entity in which any of them has an interest, is void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because of his or their votes are counted for such purpose if: (a) after full disclosure the transaction is approved by the disinterested directors, which may be less than a quorum, or the stockholders or (b) the transaction is fair to the corporation at the time it is approved. Massachusetts Corporation Law provides that directors who vote for and officers who knowingly participate in loans to officers or directors are jointly and severally liable to the corporation for any part of the loan which is not repaid, unless: (a) a majority of the directors who are not direct or indirect recipients of such loans or (b) the holders of a majority of the shares entitled to vote for such directors, have approved or ratified the loan as one which in the judgment of such directors or stockholders, as the case may be, may reasonably be expected to benefit the corporation. PHB's Articles of Organization provide that any transaction entered into by PHB shall, in the absence of fraud, not be affected by a director's pecuniary or other interest in such transaction provided that such interest is disclosed to the Board of Directors prior to its approval of the transaction.

     Indemnification and Limitation of Liability

     Delaware Corporation Law generally permits broader indemnification of directors and officers than does Massachusetts Corporation Law. Although Delaware Corporation Law and Massachusetts Corporation Law permit corporations to adopt charter provisions limiting the liability of directors to the corporation and its stockholders under certain circumstances, the permitted limitations under Delaware Corporation Law are somewhat more beneficial to directors than those under Massachusetts Corporation Law.

     Delaware Corporation Law generally permits indemnification of officers, directors, employees and agents of a Delaware corporation against expenses (including attorneys' fees) incurred in connection with a derivative action and against expenses (including attorneys' fees), judgments, fines and amounts paid in settlements incurred in connection with a third party action, provided there is a determination by a majority vote of disinterested directors, independent legal counsel or the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation (and, with respect to any third party criminal action or proceeding, had no reasonable cause to believe this conduct was unlawful). Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Massachusetts Corporation Law similarly permits indemnification of expenses in a derivative or third-party action, except that no indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such benefit plan.

     Delaware Corporation Law requires indemnification when the individual being indemnified has successfully defended the action on the merits or otherwise. Massachusetts Corporation Law merely permits indemnification to the extent authorized in the corporation's articles of organization or its by-laws or as set forth in a vote of stockholders.

     Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware and Massachusetts Corporation Law if such officer or director undertakes to repay such amounts should it be determined ultimately that he is not entitled to indemnification. Delaware Corporation Law also permits the advancement of expenses to employees and agents of the corporation without such an undertaking to repay such amounts. In addition, both Delaware and Massachusetts Corporation Law permit a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     Hagler Bailly's Certificate of Incorporation requires indemnification of directors, officers, employees and agents of Hagler Bailly to the full extent authorized by Delaware Corporation Law. Hagler Bailly's Bylaws and PHB's Articles of Organization provide that each of the corporations will indemnify an officer or director (or an employee and other persons in the case of Hagler Bailly), if he or she acts in good faith and in a manner he or she believes to be in the best interests of Hagler Bailly or PHB, as applicable, and, with respect to a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Hagler Bailly's Certificate of Incorporation provides that no director shall be personally liable to the corporation or any stockholder for monetary damages for breach of fiduciary duty as a director other than liability: (a) for any breach of the director's duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for any payment of a dividend or approval of a stock repurchase that is illegal under
Section 174 of Delaware Corporation Law or (d) for any transaction from which a director derived an improper personal benefit. Also, PHB's Articles and Hagler Bailly's Bylaws provide that the respective corporations may obtain insurance on behalf of directors, officers, employees and other persons.

     After the Merger, the indemnification and limitation of liability provisions of: (i) Massachusetts Corporation Law will apply to the Surviving Corporation and (ii) Delaware Corporation Law will continue to apply to Hagler Bailly.

     Inspection Rights

     Inspection rights under Delaware Corporation Law are more extensive than under Massachusetts Corporation Law. Under Delaware Corporation Law, stockholders have the right to inspect a corporation's stock ledger, stockholder lists and other books and records for a proper purpose. Under Massachusetts Corporation Law, a corporation's stockholders have a right to inspect only the corporation's charter, by-laws, records of all meetings of incorporators and stockholders and transfer records.

     Special Meetings of Stockholders

     The Hagler Bailly Bylaws provide that the president or the secretary, at the request of a majority of the Board or stockholders owning a majority in amount of the capital stock entitled to vote, may call a special meeting. Under PHB's Bylaws, a special meeting of stockholders of PHB may be called by stockholders entitled to vote 10% or more of the votes of the stockholders entitled to vote at the meeting or by the president or a majority of the directors then in office.

     Action by Consent of the Stockholders

     Under Delaware Corporation Law and Hagler Bailly's Bylaws, any action to be taken by the stockholders of Hagler Bailly may be taken without a meeting, without prior notice and without a vote, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all of the stockholders were present and voted consent to the action in writing. Under Massachusetts Corporation Law, any action to be taken by stockholders of PHB may be taken without a meeting only if all stockholders entitled to vote on the matter consent to the action in writing.

     Amendment of Certificate, Articles or Bylaws

     Pursuant to Delaware Corporation Law and Hagler Bailly's Certificate of Incorporation, Hagler Bailly's Certificate may be amended by a Board resolution and the approval of a majority of the outstanding stock entitled to vote on the amendment. Hagler Bailly's Bylaws provide that they may be amended by either the Board or the stockholders.

     Pursuant to Massachusetts Corporation Law, amendments to a corporation's articles of organization relating to certain changes in capital or in the corporate name require the vote of at least a majority of each class of stock outstanding and entitled to vote thereon. Amendments relating to other matters require a vote of at least two-thirds of each class outstanding and entitled to vote thereon or, if the articles of organization so provide, a greater or lesser proportion but not less than a majority of the outstanding shares of each class. The PHB Articles do not alter the required vote.

     Massachusetts Corporation Law provides that by-laws may be made, amended or repealed by stockholders, provided that, if authorized by the articles of organization, the by-laws may provide that the directors may also make, amend, or repeal the by-laws in whole or in part, except with respect to any provision thereof which by law, or in accordance with the articles of organization or the by-laws, requires action by the stockholders. PHB's Articles provide that its Bylaws may be amended or repealed by the Board to the extent permitted by law. PHB's Bylaws provide that they may be amended by the Board or by a vote of the majority of all stock issued, outstanding and entitled to vote at a meeting or by unanimous written consent of all stockholders entitled to vote.

     Proxies

     Delaware Corporation Law permits a proxy to be valid for up to three years unless the proxy provides for a longer period. Massachusetts Corporation Law permits the authorization by a stockholder to vote by proxy to be valid for no more than six months.

     Approval of Business Combinations and Asset Sales

     Under Delaware Corporation Law, the affirmative vote of a majority of the shares of stock outstanding and entitled to vote is necessary to approve a merger or asset sale. Generally, under Massachusetts Corporation Law, the affirmative vote of two-thirds of the shares of each class of stock outstanding and entitled to vote or which would be adversely affected by a merger or asset sale is necessary to approve a merger or a sale of all or substantially all of the corporation's assets unless the articles of organization provide for a lesser proportion of each class entitled to vote, but not less than a majority. The PHB Articles do not provide for such a lesser proportion, so that the approval of any such merger or sale, including the Merger, requires a two-thirds vote of each class entitled to vote.

     Dissenters' Rights

     Under Massachusetts Corporation Law, dissenting stockholders who follow prescribed statutory procedures are entitled to dissenters' rights in connection with any merger or sale of substantially all the assets of a corporation and in connection with certain mergers, reclassifications and other transactions which may adversely affect the rights or preferences of stockholders. See "THE MERGER -- Dissenters' Rights of Appraisal" and Annex E. Delaware Corporation Law provides similar rights in the case of a merger or consolidation of a corporation except that such rights are not provided as to shares of a corporation listed on a national securities exchange or designated as a national market system security on an interdealer quotation systems by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders where such stockholders are required to accept in such a merger only: (a) shares of the surviving or resulting corporation; (b) shares of a corporation listed on a national securities exchange or held of record by more than 2,000 holders; (c) cash in lieu of fractional shares or (d) any combination thereof. Delaware Corporation Law does not provide dissenters' rights in connection with sales of substantially all of the assets of a corporation, reclassifications of stock or other amendments to the certificate of incorporation which adversely affect a class of stock; provided, however, that a corporation may provide in its certificate of incorporation that appraisal rights shall be available as a result of an amendment to its certificate of incorporation, a merger or a sale of all or substantially all of its assets. The Hagler Bailly Certificate of Incorporation, however, does not contain any provisions as to appraisal rights.

     Payment of Dividends

     Delaware Corporation Law permits the payment of dividends out of paid-in and earned surplus or out of net profits for the current and preceding fiscal year. There are no restrictions on authorized dividend payments under Massachusetts Corporation Law.

     Anti-takeover Statutes and Provisions

     Section 203 of Delaware Corporation Law (the "Delaware Takeover Statute") applies to Delaware corporations with a class of voting stock listed on a national securities exchange, authorized for quotation on the Nasdaq Stock Market, or held of record by 2,000 or more persons, and restricts transactions which may be entered into by such a corporation and certain of its stockholders. The Delaware Takeover Statute provides, in essence, that a stockholder acquiring more than 15%, but less than 85%, of the outstanding voting stock of a corporation subject to the statute and such person's affiliates and associates (each, an "Interested Person") may not engage in certain "Business Combinations" (as defined therein) with the corporation for a period of three years subsequent to the date on which the stockholder became an Interested Person unless: (a) prior to such date the corporation's board of directors approved either the Business Combination or the transaction in which the stockholder became an Interested Person or (b) the Business Combination is approved by the corporation's board of directors and authorized by a vote of at least two-thirds of the outstanding voting stock of the corporation not owned by the Interested Person. The Delaware Takeover Statute defines the term "Business Combination" to include a wide variety of transactions with or caused by an Interested Person in which the Interested Person receives or could receive a benefit on other than a pro rata basis with other stockholders, including mergers, certain asset sales, certain issuances of additional shares to the Interested Person, transactions with the corporation which increase the proportionate interest of the Interested Person or transactions in which the Interested Person receives certain other benefits.

     Massachusetts Corporation Law contains an analogous anti-takeover law which is set forth in Chapter 110F of the General Laws of Massachusetts. Chapter 110F does not apply to the Merger because the transaction has been approved by the PHB Board.


                            THE CERTIFICATE AMENDMENT

     The Hagler Bailly Board of Directors has unanimously approved the Certificate Amendment. The Hagler Bailly Board of Directors has determined that the proposed amendment to Hagler Bailly's Certificate of Incorporation is advisable and in the best interests of Hagler Bailly and its stockholders, and unanimously recommends that the holders of Hagler Bailly common stock vote to approve the amendment. Approval of the Certificate Amendment is not a condition to the Merger.

     Hagler Bailly's Certificate of Incorporation currently provides that the total number of shares of all classes of capital stock that Hagler Bailly has authority to issue is 25,000,000, consisting of 20,000,000 shares of Hagler Bailly common stock and 5,000,000 shares of preferred stock, par value $0.01 per share. The Certificate Amendment's purpose is to increase the number of authorized shares of Hagler Bailly common stock from 20,000,000 to 50,000,000, resulting in an increase in the number of authorized shares of capital stock from 25,000,000 to 55,000,000. The increase will be effected by amending the relevant part of Article 4 of Hagler Bailly's Amended and Restated Certificate of Incorporation to read as follows:

     "4. Capital Stock. The total number of shares of all classes of the capital stock which the corporation shall have authority to issue is:

     50,000,000 shares, par value one cent ($0.01) per share of common stock"

     Of the 20,000,000 presently authorized shares of Hagler Bailly common stock, 9,627,503 shares were issued and outstanding as of July 15, 1998 and 3,200,000 shares were reserved for issuance with respect to the Hagler Bailly's stock option plans. As of July 15, 1998, no shares of preferred stock were outstanding. Under the terms of the Merger Agreement, Hagler Bailly will issue 6,600,000 shares of Hagler Bailly common stock, subject to adjustment, to the holders of PHB common stock. Accordingly, if the Merger closes, only 790,264 shares of authorized but not outstanding and unreserved shares of Hagler Bailly common stock will remain available for future issuance.

     The Board of Directors has determined that the Certificate Amendment is advisable and in the best interests of Hagler Bailly and its stockholders, and unanimously recommends that stockholders approve it. Other than securities that would be issued in connection with the Merger, Hagler Bailly has no present intention of issuing any other authorized but unissued and unreserved shares of Hagler Bailly capital stock. The Board of Directors believes that the increased number of shares of Hagler Bailly common stock, regardless of whether the Merger is consummated or not, will benefit Hagler Bailly and its stockholders. It will make a sufficient number of shares available in the future for use in connection with possible stock dividends or splits, raising additional capital through public offerings or private placements, possible future mergers or acquisitions, or under employee option or stock ownership plans.

     The unissued and unreserved shares of Hagler Bailly common stock will be available for any proper corporate purpose, as authorized by the Board of Directors, without further approval by the Hagler Bailly stockholders, except as otherwise required by law or the rules of the Nasdaq Stock Market. Hagler Bailly stockholders do not have any preemptive or other rights to purchase additional shares of Hagler Bailly common stock. Issuances of additional shares of Hagler Bailly common stock or securities convertible into Hagler Bailly common stock, therefore, may have a dilutive effect on existing stockholders of Hagler Bailly.

     In the event of a proposed merger, tender offer or other attempt to gain control of Hagler Bailly, it may be possible for the Board of Directors to approve the issuance of shares of Hagler Bailly common stock or preferred stock in a transaction that could have the effect of frustrating or impeding such takeover attempt. The Board of Directors has no current intention to issue authorized but unissued shares for such purpose. The Board of Directors is not aware of any specific effort to accumulate Hagler Bailly common stock in order to obtain control of Hagler Bailly by means of merger, tender offer or otherwise.


                         THE STOCK OPTION PLAN AMENDMENT

     The Hagler Bailly Board of Directors has approved and is proposing for stockholder approval, the Stock Option Plan Amendment which would increase the number of shares of Hagler Bailly common stock reserved for issuance under the Stock Option Plan by 1,800,000 shares (from 3,200,000 to 5,000,000 shares). As of July 20, 1998, options with respect to 1,384,713 shares of Hagler Bailly common stock were outstanding under the Stock Option Plan. Hagler Bailly management believes that stock options have been and will continue to be one of the most important methods of attracting and retaining key personnel responsible for the development and growth of Hagler Bailly's business. In order to permit Hagler Bailly to continue to use stock options as an incentive to its officers and key personnel and as a means to promote increased stockholder value, the Board believes that the Stock Option Plan needs to be amended to increase the number of shares reserved for issuance. The Board of Directors has determined that the Stock Option Plan Amendment is advisable and in the best interests of Hagler Bailly and its stockholders, and recommends that stockholders approve it.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Ernst & Young LLP, independent public accountants to Hagler Bailly, are expected to be present at the Hagler Bailly special meeting and will have the opportunity to make a statement and are expected to be available to respond to appropriate questions.


                       HAGLER BAILLY STOCKHOLDER PROPOSALS

     Any proposal submitted under SEC Rule 14a-8 for inclusion in the proxy materials for Hagler Bailly's 1999 Annual Meeting must be received by Hagler Bailly at its principal executive offices at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209, no later than December 4, 1998. Any other proposal for consideration by stockholders at next year's annual meeting must be received by Hagler Bailly by February 24, 1999.

                                   ANNEX LIST

                      (documents incorporated by reference)



Annex A - Agreement and Plan of Merger and Certain Exhibits
Annex B - Opinion of Hagler Bailly's Financial Advisor
Annex C - Consolidated Financial Statements of Hagler Bailly
Annex D - Consolidated  Financial  Statements of PHB
Annex E - Pro Forma Combined  Consolidated  Financial  Statements
Annex F - Massachusetts  Law Concerning Dissenters' Rights

           Annex A - Agreement and Plan of Merger and Certain Exhibits

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                               HAGLER BAILLY, INC.

                                PHB MERGER CORP.

                                       and

                         PUTNAM, HAYES & BARTLETT, INC.













                            DATED AS OF JUNE 11, 1998

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I THE MERGER.............................................................................................2
         SECTION 1.1. The Merger.................................................................................2
         SECTION 1.2. Effective Time.............................................................................3
         SECTION 1.3. Effect of the Merger.......................................................................3
         SECTION 1.4. Articles of Organization; Bylaws...........................................................3
         SECTION 1.5. Directors and Officers.....................................................................3
         SECTION 1.6. Merger Deliveries..........................................................................4
         SECTION 1.7. Subsequent Actions.........................................................................4
         SECTION 1.8. Tax and Accounting Treatment of the Merger.................................................4
ARTICLE II CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES....................................................5
         SECTION 2.1. Conversion of Securities...................................................................5
         SECTION 2.2. Escrowed Merger Stock; Stockholders'Representative.........................................6
         SECTION 2.3. PHB Options................................................................................7
         SECTION 2.4. Exchange of Certificates...................................................................8
         SECTION 2.5. Dissenting Shares..........................................................................9
         SECTION 2.6. Stock Transfer Books......................................................................10
         SECTION 2.7. Transferability of HAGLER BAILLY Common Stock.............................................10
         SECTION 2.8. Certain Adjustments.......................................................................11
         SECTION 2.9. Legend; Subsequent Transfer...............................................................11
ARTICLE III REPRESENTATIONS AND WARRANTIES OF PHB...............................................................11
         SECTION 3.1. PHB's Organization and Qualification; Subsidiaries........................................12
         SECTION 3.2. Articles of Organization and Bylaws.......................................................12
         SECTION 3.3. Capitalization............................................................................12
         SECTION 3.4. Authority.................................................................................13
         SECTION 3.5. No Conflict; Required Filings and Consents................................................13
         SECTION 3.6. Financial Statements......................................................................14
         SECTION 3.7. Absence of Certain Changes or Events......................................................14
         SECTION 3.8. Legal Proceedings.........................................................................15
         SECTION 3.9. Material Contracts........................................................................15
         SECTION 3.10. Environmental Matters....................................................................16
         SECTION 3.11. Employee Matters; ERISA..................................................................17
         SECTION 3.12. Employee Benefit Plans...................................................................18
         SECTION 3.13. Licenses and Permits; Compliance with Laws...............................................20
         SECTION 3.14. Assets, Real Property and Leases.........................................................20
         SECTION 3.15. Insurance................................................................................20
         SECTION 3.16. Intellectual Property....................................................................21
         SECTION 3.17. Investment Company.......................................................................21
         SECTION 3.18. Taxes....................................................................................21
         SECTION 3.19. Joint Proxy Statement....................................................................22

         SECTION 3.20. Books and Records........................................................................22
         SECTION 3.21. Transactions with Related Parties........................................................22
         SECTION 3.22. Board Approval; Vote Required............................................................22
         SECTION 3.23. Brokers..................................................................................23
         SECTION 3.24. Status of PHB Stockholders...............................................................23
         SECTION 3.25. Material Information.....................................................................23
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF HAGLER BAILLY......................................................23
         SECTION 4.1. HAGLER BAILLY's Organization
                         and Qualification; Subsidiaries........................................................23
         SECTION 4.2. Articles of Organization and Bylaws.......................................................24
         SECTION 4.3. Capitalization............................................................................24
         SECTION 4.4. Authority.................................................................................25
         SECTION 4.5. No Conflict; Required Filings and Consents................................................25
         SECTION 4.6. Financial Statements......................................................................26
         SECTION 4.7. Absence of Certain Changes or Events......................................................27
         SECTION 4.8. Legal Proceedings.........................................................................27
         SECTION 4.9. Material Contracts........................................................................27
         SECTION 4.10. Environmental Matters....................................................................29
         SECTION 4.11. Employee Matters; ERISA..................................................................29
         SECTION 4.12. Employee Benefit Plans...................................................................30
         SECTION 4.13. Licenses and Permits; Compliance with Laws...............................................32
         SECTION 4.14. Assets, Real Property and Leases.........................................................32
         SECTION 4.15. Insurance................................................................................33
         SECTION 4.16. Intellectual Property....................................................................33
         SECTION 4.17. Investment Company.......................................................................34
         SECTION 4.18. Taxes....................................................................................34
         SECTION 4.19. Joint Proxy Statement....................................................................34
         SECTION 4.20. Books and Records........................................................................34
         SECTION 4.21.  Transactions with Related Parties.......................................................35
         SECTION 4.22. Board Approval; Vote Required............................................................35
         SECTION 4.23. Brokers..................................................................................35
         SECTION 4.24. Material Information.....................................................................35
ARTICLE V REPRESENTATIONS AND WARRANTIES OF MERGER SUB..........................................................36
         SECTION 5.1. Organization and Qualification............................................................36
         SECTION 5.2. Articles of Organization and Bylaws.......................................................36
         SECTION 5.3. Authority.................................................................................36
         SECTION 5.4. No Conflict; Required Filings and Consents................................................37
         SECTION 5.5. Material Information......................................................................38
ARTICLE VI COVENANTS............................................................................................38
         SECTION 6.1. Affirmative Covenants of PHB and HAGLER BAILLY............................................38
         SECTION 6.2. Negative Covenants of PHB and HAGLER BAILLY...............................................39
         SECTION 6.3. Non-Solicitation Covenant of PHB and HAGLER BAILLY........................................41
ARTICLE VII ADDITIONAL AGREEMENTS...............................................................................42

         SECTION 7.1. Access and Information....................................................................42
         SECTION 7.2. Confidentiality...........................................................................42
         SECTION 7.3. PHB and HAGLER BAILLY Stockholders'Meetings...............................................43
         SECTION 7.4. Joint Proxy Statement.....................................................................44
         SECTION 7.5. Further Action; Best Efforts..............................................................45
         SECTION 7.6. Public Announcements......................................................................45
         SECTION 7.7. No Solicitation...........................................................................45
         SECTION 7.8. Employees.................................................................................48
         SECTION 7.9. Affiliate Agreements......................................................................48
         SECTION 7.10. PHB Stockholders'Certificate.............................................................49
         SECTION 7.11. Pooling Accounting.......................................................................49
         SECTION 7.12. Registration Rights and Tag Along Agreement..............................................49
         SECTION 7.13. Post-Merger Management of HAGLER BAILLY and PHB..........................................49
         SECTION 7.14. Post-Merger Board of Directors of HAGLER BAILLY..........................................51
ARTICLE VIII CLOSING CONDITIONS.................................................................................52
         SECTION 8.1. Conditions to Obligations of
                         HAGLER BAILLY, Merger Sub and PHB to Effect the Merger.................................52
         SECTION 8.2. Additional Conditions to Obligations of HAGLER BAILLY.....................................53
         SECTION 8.3. Additional Conditions to Obligations of PHB...............................................55
ARTICLE IX TERMINATION, AMENDMENT AND WAIVER....................................................................56
         SECTION 9.1. Termination...............................................................................56
         SECTION 9.2. Effect of Termination.....................................................................57
         SECTION 9.3. Amendment.................................................................................58
         SECTION 9.4. Waiver....................................................................................58
ARTICLE X SPECIAL TAX INDEMNITY AGREEMENT; ESCROW ARRANGEMENTS; REMEDIES........................................59
         SECTION 10.1. Survival of Special Tax Indemnity........................................................59
         SECTION 10.2. Special Tax Indemnification; Escrow Arrangements.........................................59
ARTICLE XI GENERAL PROVISIONS...................................................................................60
         SECTION 11.1. Nonsurvival of Representations, Warranties and Agreements................................60
         SECTION 11.2. Notices..................................................................................61
         SECTION 11.3. Certain Definitions......................................................................62
         SECTION 11.4. Headings.................................................................................63
         SECTION 11.5. Severability.............................................................................64
         SECTION 11.6. Entire Agreement.........................................................................64
         SECTION 11.7. Specific Performance.....................................................................64
         SECTION 11.8. Assignment...............................................................................64
         SECTION 11.9. Third Party Beneficiaries................................................................64
         SECTION 11.10. Governing Law...........................................................................65
         SECTION 11.11. Counterparts............................................................................65
         SECTION 11.12. Fees and Expenses.......................................................................65

                          AGREEMENT AND PLAN OF MERGER



     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into this 11th day of June, 1998, by and among HAGLER BAILLY, INC., a Delaware corporation ("HAGLER BAILLY"), PHB MERGER CORP., a Delaware corporation and a wholly-owned subsidiary of HAGLER BAILLY ("Merger Sub"), and PUTNAM, HAYES & BARTLETT, INC., a Massachusetts corporation ("PHB").

     WHEREAS, the Boards of Directors of HAGLER BAILLY and PHB have each determined that it is in the best interests of their respective stockholders that HAGLER BAILLY and PHB enter into a business combination under which Merger Sub, a wholly-owned subsidiary of HAGLER BAILLY, will merge with and into PHB pursuant to the Merger (as defined below) and HAGLER BAILLY and PHB desire to enter into the "merger of equals" transaction contemplated hereby, and, in connection therewith, to make certain representations, warranties and agreements in connection with the Merger;

     WHEREAS, the Boards of Directors of HAGLER BAILLY and PHB have each determined that the Merger and the other transactions contemplated hereby are consistent with, and in furtherance of, their respective business strategies and goals and have each approved the Merger upon the terms and conditions set forth herein;

     WHEREAS, concurrently with the execution of this Agreement and as an inducement to the parties to enter into this Agreement, HAGLER BAILLY, PHB, Merger Sub and certain stockholders of HAGLER BAILLY have entered into a support agreement (the "HAGLER BAILLY Support Agreement"), pursuant to which, among other things, certain stockholders of HAGLER BAILLY have agreed to vote their respective shares of common stock of HAGLER BAILLY in favor of the issuance of shares of common stock of HAGLER BAILLY in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement;

     WHEREAS, concurrently with the execution of this Agreement and as an inducement to the parties to enter into this Agreement, PHB, HAGLER BAILLY, Merger Sub and certain stockholders of PHB have entered into a support agreement (the "PHB Support Agreement"), pursuant to which, among other things, certain stockholders of PHB have agreed to vote their respective shares of common stock of PHB in favor of this Agreement, the Merger and the other transactions contemplated by this Agreement;

     WHEREAS, as an inducement to PHB to enter into this Agreement and the PHB Stockholders to vote in favor of the Merger and this Agreement, Hagler Bailly has agreed to uphold the indemnification obligations set forth in PHB's Articles of Incorporation and By-laws, enter into the Registration Rights Agreements (as defined below) and agree to the Post-Merger Management of Hagler Bailly and PHB set forth in Section 7.13 below.

     WHEREAS, in connection with the transactions contemplated by this Agreement and as an inducement to HAGLER BAILLY and Merger Sub to enter into this Agreement, certain directors of PHB have entered into employment agreements with HAGLER BAILLY (the "Employment Agreements"), the effectiveness of which is conditioned upon the consummation of the Merger;

     WHEREAS, in connection with the transactions contemplated by this Agreement and as a condition to consummation of the Merger, HAGLER BAILLY, Merger Sub, the Stockholders' Representative (as defined in Section 2.2(b) hereof) and State Street Bank and Trust Company, a Massachusetts banking corporation, as escrow agent (the "Escrow Agent"), shall enter into an escrow agreement as of the Merger Date, in the form attached hereto as Exhibit A (the "Escrow Agreement"), pursuant to which a certain number of the shares of common stock, par value $.01 per share, of HAGLER BAILLY (the "HAGLER BAILLY Common Stock"), to be issued as consideration in the Merger will be retained in escrow;

     WHEREAS, at Closing, HAGLER BAILLY shall execute a Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement" and, together with the HAGLER BAILLY Support Agreement, the PHB Support Agreement, the Escrow Agreement and the Employment Agreements, the "Related Agreements"), pursuant to which stockholders of PHB who execute the Registration Rights Agreement will obtain "piggyback" registration and "tag-along" rights;

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:


                                    ARTICLE I
                                   THE MERGER


     SECTION 1.1. The Merger.

     Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Massachusetts Business Corporation Law (the "MBCL") and the Delaware General Corporation Law ("DGCL"), at the Effective Time (as defined in Section 1.2), Merger Sub shall be merged with and into PHB (the "Merger"). As a result of the Merger, the separate corporate existence of Merger Sub shall cease, and PHB shall continue as the surviving corporation of the Merger (sometimes referred to herein as the "Surviving Corporation") as a wholly-owned subsidiary of

HAGLER BAILLY. The name of the Surviving Corporation shall be Putnam, Hayes & Bartlett, Inc.


     SECTION 1.2. Effective Time.

     At the Closing (as defined in Section 1.6), the parties hereto shall cause the Merger to be consummated by filing (a) articles of merger with the Secretary of State of the Commonwealth of Massachusetts (the "Massachusetts Articles of Merger") in such form as required by, and executed in accordance with the relevant provisions of the MBCL, and (b) articles of merger with the Secretary of State of the State of Delaware (the "Delaware Articles of Merger") in such form as required by, and executed in accordance with the relevant provisions of the DGCL (the Massachusetts Articles of Merger and the Delaware Articles of Merger being collectively known as the "Articles of Merger"). The Articles of Merger shall be filed in such form as reasonably approved by PHB and HAGLER BAILLY prior to such filing, and the date and time of the filing of the latter of the two Articles of Merger (or such subsequent date or time specified therein) shall be the "Effective Time".


     SECTION 1.3. Effect of the Merger.

     At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the MBCL and DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of Merger Sub and PHB shall vest in the Surviving Corporation, and all debts, liabilities and duties of Merger Sub and PHB shall become the debts, liabilities and duties of the Surviving Corporation.


     SECTION 1.4. Articles of Organization; Bylaws.

     At the Effective Time:

          (a) the articles of organization of PHB, as in effect immediately prior to the Effective Time and as amended by the Articles of Merger, shall be the articles of organization of the Surviving Corporation; and

          (b) the bylaws of the Surviving Corporation shall be as set forth in Exhibit H hereto.


     SECTION 1.5. Directors and Officers.

     Henri-Claude Bailly and Howard W. Pifer, III shall be the sole directors of the Surviving Corporation, to hold office in accordance with the articles of organization and bylaws of the Surviving Corporation; and the officers of PHB shall continue as the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified. HAGLER BAILLY shall take all action necessary so that the indemnification obligations set forth in PHB's Articles of Incorporation and By-laws, in each case as of the date of this Agreement, shall survive the Merger and shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of the individuals who on or prior to the Effective Time were directors or officers of PHB or the PHB Subsidiaries with respect to occurrences prior to the Effective Time.


     SECTION 1.6. Merger Deliveries.

     Subject to the terms and conditions of this Agreement, the Merger will take place as promptly as practicable after satisfaction of the latest to occur or, if permissible, waiver, of the conditions set forth in Article VIII hereof (the "Merger Date"). All deliveries required as a condition to, or upon the effectiveness of, the Merger shall be made at the offices of Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004, unless another date or place is agreed to by the parties hereto.


     SECTION 1.7. Subsequent Actions.

     If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue in, vest, perfect or confirm of record or otherwise in the Surviving Corporation, its right, title or interest in, to or under any of the rights, properties, privileges, franchises or Assets of either of its constituent corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be directed and authorized to execute and deliver, in the name and on behalf of either of such constituent corporations, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or Assets in the Surviving Corporation or otherwise to carry out this Agreement.


     SECTION 1.8. Tax and Accounting Treatment of the Merger.

     It is intended by the parties hereto that the Merger shall:

          (a) constitute a reorganization of Merger Sub and PHB within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

          (b) qualify for accounting treatment as a pooling of interests.

     The parties hereby adopt this Agreement as a "plan or reorganization" of Merger Sub and PHB within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.


                                   ARTICLE II
               CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES


     SECTION 2.1. Conversion of Securities.

     At the Effective Time, by virtue of the Merger and without any action on the part of HAGLER BAILLY, Merger Sub, PHB or the holders of the following securities:

          (a) PHB Common Stock. Subject to the provisions hereof, each share of common stock, par value $0.01 per share, of PHB (the "PHB Common Stock") issued and outstanding immediately prior to the Effective Time shall, except as otherwise provided in Section 2.1(b), be converted into and exchangeable for, and immediately after the Effective Time HAGLER BAILLY shall be required to deliver certificates pursuant to Section 2.4 hereof, a number of shares of HAGLER BAILLY Common Stock (the "Merger Stock") equal to:

               (i) 6,600,000, divided by

               (ii) the number of shares of PHB Common Stock issued and outstanding immediately prior to the Effective Time.

          All such shares of PHB Common Stock shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate (the "PHB Certificate") previously evidencing any such shares shall thereafter represent only the right to receive the HAGLER BAILLY Common Stock. The holders of certificates previously evidencing such shares of PHB Common Stock outstanding immediately prior to the Effective Time (the "PHB Stockholders") shall cease to have any rights with respect to such shares of PHB Common Stock, except as otherwise provided herein. After the Merger Date, there will be no adjustment to the number of shares of Merger Stock into which the PHB Common Stock is convertible. For purposes of this Agreement, the parties agree and acknowledge that the term "Merger Stock" shall include the Escrow Stock.

          (b) Treasury Stock. All shares of capital stock of PHB held in the treasury of PHB immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no HAGLER BAILLY Common Stock or other consideration shall be delivered or deliverable in exchange therefor.

          (c) Merger Sub Stock. Each share of common stock, par value $.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one (1) duly and validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

          (d) No Fractional Shares. No fraction of a share of HAGLER BAILLY Common Stock shall be issued in connection with the Merger. In lieu of any such fractional share, the holder of PHB Common Stock that would be entitled to a fractional share shall have the right to receive an amount in cash, without interest, equal to the product of such fractional part of HAGLER BAILLY Common Stock multiplied by the reported closing price of a share of HAGLER BAILLY Common Stock on the Nasdaq Stock Market on the last business day prior to the Merger Date.


     SECTION 2.2. Escrowed Merger Stock; Stockholders' Representative.

          (a) When making the issuances of shares of HAGLER BAILLY Common Stock required by Section 2.1(a) and pursuant to the Escrow Agreement, HAGLER BAILLY shall withhold and deposit in escrow from the PHB Stockholders One Hundred Fifty Thousand (150,000) shares of HAGLER BAILLY Common Stock issuable pursuant to Sections 2.1(a) (the "Escrow Stock"). The Escrow Stock will be placed in escrow pursuant to the Escrow Agreement as security for the faithful performance of the indemnity obligations of the PHB Stockholders under Article X of this Agreement. The Escrow Stock shall be registered in the name of the Escrow Agent as nominee for the PHB Stockholders. The Merger Stock otherwise distributable as of the Effective Time to each PHB Stockholder in connection with the Merger as provided in Sections 2.1(a) shall be proportionally reduced to reflect the deposit in escrow of those portions of the aggregate Merger Stock required to be deposited in escrow as described in this Section 2.2, and such Escrow Stock shall be released to the PHB Stockholders or HAGLER BAILLY, as the case may be, only in accordance with the terms of the Escrow Agreement and this Agreement.

          (b) William Dickenson shall, by virtue of the Merger, be authorized and empowered to act, for and on behalf of any or all of the PHB Stockholders (with full power of substitution in the premises), in connection with the indemnity provisions of Article X as they relate to PHB generally and such other matters as are reasonably necessary for the consummation of the transactions contemplated hereby including, without limitation, (i) to review all claims for indemnification asserted by any HAGLER BAILLY Indemnified Person, and, to the extent deemed appropriate, dispute, question the accuracy of, compromise, settle or otherwise resolve any and all such claims, (ii) to compromise on their behalf with HAGLER BAILLY any claims asserted thereunder, (iii) to authorize payments to be made with respect to any such claims for indemnification, (iv) to execute and deliver on behalf of the PHB Stockholders any document or agreement contemplated by or necessary or desirable in connection with this Agreement, the Escrow Agreement and the transactions contemplated hereby and thereby, and (v) to take such further actions including coordinating and administering post-closing matters related to the rights and obligations of the PHB Stockholders as are authorized in this Agreement (the above named representative, as well as any subsequent representative of the PHB Stockholders appointed by the PHB Stockholders being referred to herein as the "Stockholders' Representative"). The Stockholders' Representative shall not be liable to any PHB Stockholder, HAGLER BAILLY, the Surviving Corporation or their respective affiliates or any other person with respect to any action taken or omitted to be taken by the Stockholders' Representative in his role as Stockholders' Representative under or in connection with this Agreement unless such action or omission results from or arises out of fraud or intentional misconduct on the part of the Stockholders' Representative; provided, however, that the Stockholders' Representative shall not be liable to any PHB Stockholder in the event that in the exercise of his reasonable judgment, the Stockholders' Representative believes there will not be adequate resources available to cover potential costs and expenses to contest a claim made by HAGLER BAILLY against the Escrow Stock. HAGLER BAILLY and Merger Sub shall be entitled to rely on such appointment and treat such Stockholders' Representative as the duly appointed attorney-in-fact of each PHB Stockholder.


     SECTION 2.3. PHB Options.

     PHB shall terminate the 1992 Non-Qualified Stock Option Plan or any other stock option plan or agreement of PHB by which employees or PHB Stockholders of PHB are permitted to purchase PHB Common Stock (collectively, the "PHB Stock Option Plans") as of the Effective Time and shall take all such action as is necessary to terminate each outstanding option or right to purchase shares of PHB Common Stock, if any (collectively, the "PHB Options") so that on or after the Effective Time no holder of a PHB Option or participant or former participant in the PHB Stock Option Plans shall have any right to purchase shares of PHB Common Stock or any other equity interest in PHB or the Surviving Corporation.

     SECTION 2.4. Exchange of Certificates.

          (a) Exchange Agent. Prior to the Merger Date, HAGLER BAILLY and PHB shall jointly designate a bank or trust company to act as exchange agent hereunder (the "Exchange Agent") to effect the exchange of PHB Common Stock for HAGLER BAILLY Common Stock. At the Effective Time, HAGLER BAILLY shall, on behalf of Merger Sub, deposit with or for the account of the Exchange Agent (i) stock certificates representing the Merger Stock issuable pursuant to Section 2.1(a) (less certificates representing the shares of Escrow Stock to be deposited in escrow pursuant to this Agreement and the Escrow Agreement), which shares of Merger Stock shall be deemed to have been issued at the Effective Time and (ii) sufficient cash to pay for fractional shares contemplated to be paid pursuant to Section 2.1(d).

          (b) Exchange Procedures. Promptly after the Effective Time, certificates representing PHB Common Stock shall be canceled, and, simultaneously with such cancellation, HAGLER BAILLY shall issue certificates with respect to the canceled PHB Common Stock for each PHB Stockholder. All such certificates (the "Merger Stock Certificates") shall be registered in the name of each PHB Stockholder and shall represent the total number of shares of HAGLER BAILLY Common Stock issuable pursuant to the Merger in respect of shares of PHB Common Stock held by such PHB Stockholder (less the PHB Stockholder's proportionate interest in the Escrow Stock) and the second certificate, representing the shares of Escrow Stock (the "Escrow Stock Certificate"), shall be issued in the name of the Escrow Agent as nominee of each PHB Stockholder.

     Prior to or promptly after the Effective Time, HAGLER BAILLY shall cause the Exchange Agent to mail to each PHB Stockholder (i) instructions for use in surrendering such PHB Certificates in exchange for certificates representing HAGLER BAILLY Common Stock and (ii) a form of letter of transmittal specifying that delivery shall be effected, and risk of loss and title to the PHB Certificates shall pass, only upon proper delivery of the PHB Certificates to the Exchange Agent. Upon surrender of a PHB Certificate for cancellation to the Exchange Agent, together with such letter of transmittal duly executed, the holder of such PHB Certificate shall be entitled to receive in exchange therefor the Merger Stock Certificate, plus cash in lieu of fractional shares in accordance with Section 2.1(d), and the PHB Certificate so surrendered shall forthwith be canceled. At the Effective Time, HAGLER BAILLY shall issue the Escrow Stock Certificate and transfer the Escrow Stock Certificate to the Escrow Agent to be held in escrow. Until so surrendered, each PHB Certificate shall be deemed at any time after the Effective Time for all corporate purposes of HAGLER BAILLY, other than the payment of dividends and other distributions, if any, to evidence ownership of the number of full shares of HAGLER BAILLY Common Stock into which the shares of PHB Common Stock theretofore represented thereby shall have been converted at the Effective Time. Unless and until any such PHB Certificate theretofore representing PHB Common Stock is so surrendered, no dividend or other distribution, if any, payable to the holders of record of HAGLER BAILLY Common Stock as of any date subsequent to the Effective Time shall be paid to the holder of such PHB Certificate in respect thereof. Upon the surrender of any such PHB Certificate, however, the record holder of the certificate or certificates representing shares of HAGLER BAILLY Common Stock issued in exchange therefor shall receive from the Exchange Agent or from HAGLER BAILLY, as the case may be, payment of the amount of dividends and other distributions, if any, which as of any date subsequent to the Effective Time and until such surrender shall have become payable with respect to such number of shares of HAGLER BAILLY Common Stock ("Pre-Surrender Dividends"). No interest shall be payable with respect to the payment of Pre-Surrender Dividends upon the surrender of PHB Certificates.


     SECTION 2.5. Dissenting Shares.

          (a) Notwithstanding any other provisions of this Agreement to the contrary, shares of PHB Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by PHB Stockholders who shall not have voted in favor of the Merger and who shall have objected to the Merger in writing, stating that such PHB Stockholders intend to demand payment for the PHB Common Stock held by such PHB Stockholders in accordance with Section 156B ss. 86 of the MBCL (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive HAGLER BAILLY Common Stock pursuant to
     Section 2.1(a). Such PHB Stockholders shall be entitled to receive payment of the appraisal value of such shares of PHB Common Stock held by them in accordance with the provisions of Sections 156B ss.ss. 86-98 of the MBCL, except that all Dissenting Shares held by PHB Stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such shares of PHB Common Stock under such Sections 156B ss.ss. 86-98 shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the HAGLER BAILLY Common Stock, upon surrender of the certificate or certificates that formerly evidenced such shares of PHB Common Stock.

          (b) PHB shall give HAGLER BAILLY:

               (i) prompt notice of any written objections to the Merger and any written demands for payment and appraisal for any shares of PHB Common Stock, withdrawals of such objections or demands, and any other instruments served pursuant to the MBCL and received by PHB, and

               (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for payment and appraisal under the MBCL.

               PHB shall not, except with the prior written consent of HAGLER BAILLY, voluntarily provide any consideration with respect to any demands for payment or appraisal of PHB Common Stock or offer to settle or settle any such demands.


     SECTION 2.6. Stock Transfer Books.

     At the Effective Time, the stock transfer books of PHB with respect to all shares of capital stock of PHB shall be closed, and no further registration of transfers of such shares of capital stock shall thereafter be made on the records of PHB. In the event of a transfer of ownership of PHB Common Stock that is not registered in the stock transfer records of PHB at the Effective Time, a certificate or certificates representing the number of full shares of HAGLER BAILLY Common Stock into which such shares of PHB Common Stock shall have been converted shall be issued to the transferee together with a cash payment in lieu of fractional shares, if any, in accordance with Section 2.1(d) hereof, and a cash payment in the amount of Pre-Surrender Dividends, if any, in accordance with Section 2.4 hereof, if the PHB Certificate or PHB Certificates is or are surrendered to the Exchange Agent as provided in Section 2.4 hereof, accompanied by all documents required to evidence and effect such transfer and by evidence of payment of any applicable stock transfer tax.


     SECTION 2.7. Transferability of HAGLER BAILLY Common Stock.

     The shares of HAGLER BAILLY Common Stock to be issued and delivered to PHB Stockholders in the Merger in accordance with the provisions of Section 2.1 will not have been registered under the Securities Act of 1933, as amended (the "Securities Act") or under the securities laws of any state as of the Closing. Accordingly, those shares of HAGLER BAILLY Common Stock (together with any other shares with respect to these shares received pursuant to Section 2.8) will have restrictions on transferability under the Securities Act, state securities laws, the rules, regulations and other administrative regulations promulgated under the Securities Act and state securities laws and shall bear appropriate legends to this effect as set forth in Section 2.9. In addition, where applicable, the legend shall provide notice as to the restrictions on transfer pursuant to the Affiliate Agreements (as defined in Section 7.9).

     SECTION 2.8. Certain Adjustments.

     If between the date hereof and the Effective Time the outstanding shares of HAGLER BAILLY Common Stock shall be changed into a different number of shares by reason of any reclassification, stock dividend or stock split with a record date within such period, the number of shares of Merger Stock shall be adjusted accordingly to provide to PHB Stockholders the same economic effect as contemplated by this Agreement prior to such reclassification, stock dividend or stock split.


     SECTION 2.9. Legend; Subsequent Transfer.

     Each certificate representing HAGLER BAILLY Common Stock issued to PHB Stockholders hereunder shall be stamped or otherwise imprinted with a legend (the "Legend") in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAW OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE HYPOTHECATED OR DISTRIBUTED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT; OR (B)(i) PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, AND (ii) UPON RECEIPT BY HAGLER BAILLY OF AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION SHALL BE SATISFACTORY IN FORM AND SUBSTANCE TO HAGLER BAILLY, THAT SUCH SALE IS IN COMPLIANCE WITH THE ACT AND SUCH STATE SECURITIES LAW.

     HAGLER BAILLY agrees to remove such Legend upon the earlier of the registration under the Securities Act of the HAGLER BAILLY Common Stock received by PHB Stockholders or the second anniversary of the Effective Date.


                                   ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF PHB

     PHB represents and warrants to HAGLER BAILLY and Merger Sub as follows:

     SECTION 3.1. PHB's Organization and Qualification; Subsidiaries.

     PHB and each of PHB's significant subsidiaries as defined in Rule 1-02(w) of Regulation S-X (the "PHB Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a PHB Material Adverse Effect. Except as set forth on Section 1.1 of the PHB Disclosure, PHB has no Subsidiaries or any equity interest or other investment in any entity.


     SECTION 3.2. Articles of Organization and Bylaws.

     PHB has made available to HAGLER BAILLY a complete and correct copy of the articles of organization and bylaws of PHB and each PHB Subsidiary, each as amended to date. Each such articles of organization and bylaws is in full force and effect. Neither PHB nor any of the PHB Subsidiaries is in violation of any of the provisions of its respective articles of organization or bylaws.


     SECTION 3.3. Capitalization.

          (a) The authorized capital stock of PHB consists, as of the date of this Agreement, of 8,000,000 shares of PHB Common Stock, of which 4,482,500 shares are issued and outstanding. Section 2.2 of the PHB Disclosure includes a list of all PHB Stockholders, the number of shares of outstanding capital stock of PHB owned beneficially and of record by each PHB Stockholder, all of which are owned free and clear of all Encumbrances. Except as disclosed in Section 2.6 of the PHB Disclosure, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of PHB or obligating PHB to issue or sell any shares of capital stock of, or other equity interests in PHB, including any securities directly or indirectly convertible into or exercisable or exchangeable for any capital stock or other equity securities of PHB. Except as disclosed in Sections 2.5 and 2.6 of the PHB Disclosure, there are no outstanding obligations of PHB to repurchase, redeem or otherwise acquire any shares of its capital stock or make any investment (in the form of a loan, capital contribution or otherwise) in any other person. All of the issued and outstanding shares of PHB Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to preemptive or similar rights which have not been waived. No shares of capital stock of PHB have been reserved for any purpose.

          (b) All of the outstanding shares of capital stock of each PHB Subsidiary are (i) duly authorized and validly issued and are fully paid and non-assessable and not subject to preemptive rights, and (ii) owned beneficially and of record by PHB, free and clear of all Encumbrances. There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the PHB Subsidiaries or obligating the PHB Subsidiaries to issue or sell any shares of capital stock of, or other equity interests in the PHB Subsidiaries, including any securities directly or indirectly convertible into or exercisable or exchangeable for any capital stock or other equity securities of the PHB Subsidiaries. There are no outstanding obligations of the PHB Subsidiaries to repurchase, redeem or otherwise acquire any shares of its capital stock or make any investment (in the form of a loan, capital contribution or otherwise) in any other person.


     SECTION 3.4. Authority.

     PHB has the necessary corporate power and authority to enter into this Agreement and the Related Agreements to which PHB is a party and, subject to obtaining any necessary stockholder approval of the Merger, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Related Agreements by PHB and the consummation by PHB of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of PHB are necessary to authorize this Agreement and the Related Agreements to which PHB is a party or to consummate the transactions contemplated hereby and thereby, other than the approval of this Agreement by the stockholders of PHB in accordance with the MBCL. This Agreement and the Related Agreements to which PHB is a party have been duly executed and delivered by PHB and, assuming the due authorization, execution and delivery by HAGLER BAILLY and Merger Sub, constitute legal, valid and binding obligations of PHB, enforceable in accordance with their terms.


     SECTION 3.5. No Conflict; Required Filings and Consents.

     Except as disclosed in Section 14.8 of the PHB Disclosure, the execution and delivery of this Agreement by PHB, the compliance by PHB with all the provisions hereof and the consummation of the transactions contemplated hereby will not

          (a) require any consent, approval, authorization or other order of, or filing with, any court, regulatory body, administrative agency or other governmental body which has not been obtained or made (except as such may be required under the state securities or "blue sky" laws (the "Blue Sky Laws") and

          (b) will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the articles of organization or bylaws of PHB or any of the PHB Subsidiaries or any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of PHB and the PHB Subsidiaries, to which PHB or any of the PHB Subsidiaries is a party or by which PHB or any of the PHB Subsidiaries or their respective property is bound except for such defaults which have been waived or which would not, individually or in the aggregate, have a PHB Material Adverse Effect, or violate or conflict with any Laws, administrative regulations or rulings or court decrees applicable to PHB, any of the PHB Subsidiaries or their respective property.


     SECTION 3.6. Financial Statements.

     Section 3.1 of the PHB Disclosure includes (a) the audited balance sheets of PHB as of December 31, 1995, 1996 and 1997, and the related audited statements of income and cash flows for the fiscal years then ended (such audited financial statements, including the schedules and notes thereto, collectively, the "Audited Financial Statements"); and (b) the unaudited balance sheet of PHB and the PHB Subsidiaries as of March 31, 1998, and the unaudited statements of income and cash flows for the three (3) months then ended (such unaudited financial statements, collectively, the "Unaudited Financial Statements" and together with the Audited Financial Statements, the "Financial Statements"). The Financial Statements, together with the related schedules and notes, present fairly the consolidated or unconsolidated, as the case may be, the financial condition of PHB and the PHB Subsidiaries as of their respective dates and the results of operations and cash flows for the respective periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Since December 31, 1997 (the "Balance Sheet Date"), PHB has incurred no liabilities, contingent or absolute, matured or unmatured, known or unknown, that would have a PHB Material Adverse Effect.


     SECTION 3.7. Absence of Certain Changes or Events.

     Except as disclosed in Section 14.8 of the PHB Disclosure, since December 31, 1997, (a) PHB and the PHB Subsidiaries have not incurred any material liability, except in the ordinary course of their businesses consistent with their past practices, (b) there has not been any change, or any event involving a prospective change in the business, financial condition or results of operations of PHB or any of the PHB Subsidiaries or the occurrence of any other event, which has had, or is reasonably likely to have, a PHB Material Adverse Effect, and (c) PHB and the PHB Subsidiaries have conducted their respective businesses in the ordinary course of their businesses consistent with their past practices.


     SECTION 3.8. Legal Proceedings.

     Except as disclosed in Sections 4(f) and 12 of the PHB Disclosure, there are (a) no actions, suits, claims, arbitrations, proceedings or investigations pending, or, to PHB's knowledge, threatened against or involving PHB or any of the PHB Subsidiaries or their respective businesses or Assets, at law or in equity or admiralty, or before or by any court, administrative, governmental, arbitral, mediation or regulatory authority or body, domestic or foreign, that would be reasonably likely to have a PHB Material Adverse Effect, or that challenge or seek to prevent, enjoin, alter or materially delay the transactions contemplated hereby, and (b) no judgments, decrees, injunctions or orders of any Government Entity or arbitrator outstanding against PHB or any of the PHB Subsidiaries or any of their respective businesses or Assets that would reasonably be likely to have a PHB Material Adverse Effect. Neither PHB nor any of the PHB Subsidiaries is operating under, subject to or in default with respect to any order, award, writ, injunction, decree or judgment of any court, arbitrator or governmental authority.


     SECTION 3.9. Material Contracts.

          (a) Sections 6.1, 7.2, 7.4, 10.1, 11 and 14.7 of the PHB Disclosure set forth a complete and correct list, as of the date of this Agreement, of all agreements of the following types to which PHB or any PHB Subsidiary is a party or may be bound (collectively, the "PHB Material Contracts"): (i) employment, severance, termination, consulting and retirement agreements that (y) are not terminable "at will" or (z) if terminated would trigger an obligation of PHB to pay additional compensation in excess of that contemplated by PHB's standard policies; (ii) agreements which involve payment by PHB of more than $250,000 or which are not cancelable without penalty by PHB in less than 60 days, (iii) royalty and licensing agreements of PHB acting as a licensor; (iv) agreements with any labor organization or other collective bargaining unit; (v) agreements for the purchase, sale or lease of any real estate; (vi) agreements for the sale of assets material to the operation of PHB's business other than in the ordinary course of business or the grant of any preferential rights to purchase any such material assets; (vii) agreements which contain provisions requiring PHB or any PHB Subsidiary to indemnify any person not entered into in the ordinary course of business consistent with past practice; (viii) joint venture agreements or other agreements involving the sharing of profits; (ix) outstanding loans to any persons or entities or receivables due to PHB from any PHB Stockholders or any stockholders of the PHB Subsidiaries or any affiliates of PHB or the

     PHB Subsidiaries; (x) client engagement agreements, service agreements and other agreements with the top twenty-five PHB clients generating the highest amounts of aggregate revenue during fiscal years 1996 and 1997; or
     (xi) agreements (including, without limitation, agreements not to compete and exclusivity agreements) that reasonably could be interpreted to impose any restriction on any business operations of PHB or the PHB Subsidiaries, except for agreements containing restrictions that would not have a PHB Material Adverse Effect.

          (b) All the PHB Material Contracts are valid and in full force and effect on the date hereof (except to the extent they have previously expired in accordance with their terms) and constitute legal, valid and binding obligations of, and are legally enforceable against, PHB or any PHB Subsidiary which is a party thereto, and to the knowledge of PHB, the other party or respective parties thereto. All necessary governmental approvals with respect thereto required to be obtained by PHB or any PHB Subsidiary, as applicable, have been obtained, all necessary filings or registrations therefor required to be made by PHB or any PHB Subsidiary, as applicable, have been made, and, to the knowledge of PHB, there have been no threatened cancellations thereof and no outstanding disputes thereunder, except such that would not have a PHB Material Adverse Effect. Each of PHB and the PHB Subsidiaries has in all material respects performed all the obligations under the PHB Material Contracts required to be performed by PHB and the PHB Subsidiaries to date. PHB is not in default, and to PHB's knowledge, no party is in default, in any material respect under any of the PHB Material Contracts, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default, except for defaults which would not in the aggregate reasonably be expected to have a PHB Material Adverse Effect. True and complete copies of all PHB Material Contracts have been delivered to HAGLER BAILLY or made available for inspection.


     SECTION 3.10. Environmental Matters.

          (a) Each of PHB and the PHB Subsidiaries has complied and is in compliance in all material respects with all Environmental Laws (as defined below). There are no pending or, to the knowledge of PHB and the PHB Subsidiaries, threatened actions, suits, claims, legal proceedings or other proceedings based on, and PHB and the PHB Subsidiaries have not directly or indirectly received any notice of any complaint, order, directive, citation, notice of responsibility, notice of potential responsibility, or information request from any Government Entity or any other person arising out of or attributable to: (i) the current or past presence at any part of the PHB Real Property (as defined below) of Hazardous Materials (as defined below) or any substances that pose a hazard to human health or an impediment to working conditions; (ii) the current or past release or threatened release into the environment from the PHB Real Property (including, without limitation, into any storm drain, sewer, septic system or publicly owned treatment works) of any Hazardous Materials or any substances that pose a hazard to human health or an impediment to working conditions; (iii) the off-site disposal of Hazardous Materials originating on or from the PHB Real Property; or (iv) any violation of Environmental Laws at any part of the PHB Real Property or otherwise arising from PHB's activities involving Hazardous Materials.

          (b) As used herein, these terms shall have the following meanings:

               (i) "Environmental Laws" means all applicable federal, state and local laws (including the common law), rules, requirements and regulations relating to pollution, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or protection of human health as it relates to the environment including, without limitation, laws and regulations relating to releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials or relating to management of asbestos in buildings.

               (ii) "Hazardous Materials" means wastes, substances, or materials (whether solids, liquids or gases) that are deemed hazardous, toxic, pollutants, or contaminants, including without limitation, substances defined as "hazardous substances", "toxic substances", "radioactive materials", or other similar designations in, or otherwise subject to regulation under, any Environmental Laws.


     SECTION 3.11. Employee Matters; ERISA.

          (a) Sections 1.2 and 10.6 of the PHB Disclosure contain a true and complete list of names and positions of all current directors, officers and employees of PHB and the PHB Subsidiaries. With respect to any persons employed by PHB and the PHB Subsidiaries, PHB and the PHB Subsidiaries are in compliance in all material respects with all Laws respecting employment conditions and practices, have withheld all amounts required by any applicable Laws to be withheld from wages or any Taxes or penalties for failure to comply with any of the foregoing.

          (b) There are no collective bargaining agreements applicable to any PHB or any PHB Subsidiary employees and none of PHB or the PHB Subsidiaries has a duty to bargain with any labor organization with respect to any such persons. There is not pending any demand for recognition or any other request or demand from a labor organization for representative status with respect to any persons employed by PHB and the PHB Subsidiaries.

          (c) With respect to any persons employed by PHB and the PHB Subsidiaries, (i) each of PHB and the PHB Subsidiaries has not engaged in any unfair labor practice within the meaning of the National Labor Relations Act and has not violated any legal requirement prohibiting discrimination on the basis of race, color, national origin, sex, religion, age, marital status, or handicap in its employment conditions or practices;
     (ii) except as set forth in Section 12.1 of the PHB Disclosure, there are no pending or, to the knowledge of PHB or the PHB Subsidiaries, threatened unfair labor practice charges or discrimination complaints relating to race, color, national origin, sex, religion, age, marital status, or handicap against PHB or the PHB Subsidiaries before any Government Entity.


     SECTION 3.12. Employee Benefit Plans.

          (a) Section 10.2 of the PHB Disclosure sets forth a list of all of the pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, sabbatical, vacation, bonus, loans, medical, dental, vision care, disability, life insurance or other employee programs, arrangements or agreements and all other material employee benefit plans or fringe benefit plans, including, without limitation, all "employee benefit plans" as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), currently adopted, maintained by, sponsored in whole or in part by, or contributed to by PHB or any PHB Subsidiary or for which PHB could incur a liability or any entity required to be aggregated with PHB (each, a "PHB Commonly Controlled Entity") pursuant to Section 414 of the Code for the benefit of present and former employees or directors of PHB and of each PHB Subsidiary or their beneficiaries, or providing benefits to such persons in respect of services provided to any such entity (collectively, the "PHB Benefit Plans"). Any of the PHB Benefit Plans which is an "employee pension benefit plan", as that term is defined in Section 3(2) of ERISA, is referred to herein as an "PHB ERISA Plan".

          (b) Each of the PHB Benefit Plans intended to be "qualified" within the meaning of Section 401(a) or 501 of the Code has been determined by the Internal Revenue Service to be so qualified and to PHB's knowledge, no circumstances exist that could reasonably be expected by PHB to result in the revocation of any such determination. Each of the PHB Benefit Plans is in compliance with their terms and the applicable terms of ERISA and the Code and any other applicable laws, rules and regulations the breach or violation of which could result in a material liability to PHB or any PHB Commonly Controlled Entity.

          (c) No PHB ERISA Plan which is a defined benefit pension plan has any "unfunded current liability", as that term is defined in Section 302(d)(8)(A) of ERISA, and the present fair market value of the assets of any such plan equals or exceeds the plan's "benefit liabilities", as that term is defined in Section 4001(a)(16) of ERISA, when determined under actuarial factors that would apply if the plan terminated in accordance with all applicable legal requirements. All contributions, premiums and other payments with respect to each PHB ERISA Plan which have become due and payable have been paid.

          (d) No PHB Benefit Plan is or has been a multiemployer plan within the meaning of Section 3(37) of ERISA (a "Multiemployer Plan"). Neither PHB nor any PHB Commonly Controlled Entity has completely or partially withdrawn from any Multiemployer Plan. No termination liability to the Pension Benefit Guaranty Corporation or withdrawal liability to any Multiemployer Plan that is material in the aggregate has been or is reasonably expected to be incurred with respect to any Multiemployer Plan by PHB or any PHB Commonly Controlled Entity.

          (e) PHB has made available to HAGLER BAILLY complete copies, as of the date hereof, of all of the PHB Benefit Plans that have been reduced to writing, together with all documents establishing or constituting any related trust, annuity contract, insurance contract or other funding instrument. PHB has made available to HAGLER BAILLY complete copies of current plan summaries, employee booklets, personnel manuals and other material documents or written materials concerning the PHB Benefit Plans that are in the possession of PHB as of the date hereof.

          (f) No claim, lawsuit, arbitration or other action has been threatened or instituted against any PHB Benefit Plan.

          (g) Except as disclosed in Section 10 of the PHB Disclosure or as otherwise contemplated by the terms of this Agreement, the consummation of the transactions contemplated by this Agreement will not give rise to any liability, including, without limitation, liability for severance pay or termination pay, or accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any employee, director or stockholder of PHB (whether current, former, or retired) or their beneficiaries solely by reason of such transactions. No amounts payable under any PHB Benefit Plan will fail to be deductible for federal income tax purposes by virtue of Section 280G or 162(m) of the Code.

          (h) Neither PHB nor any PHB Subsidiary maintains, contributes to, or in any way provides for any benefits of any kind (other than under Section 4980B of the Code, the Federal Social Security Act, or a plan qualified under Section 401(a) of the Code) to any current or future retiree or terminee.

          (i) Neither PHB, any PHB Subsidiary nor any PHB Commonly Controlled Entity has (or could incur) any liability under Title IV of ERISA.


     SECTION 3.13. Licenses and Permits; Compliance with Laws.

     PHB and each of the PHB Subsidiaries has such permits, licenses, franchises and authorizations from all Governmental Entities (collectively, the "PHB Permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct their respective businesses as now being conducted, except for the PHB Permits for which the failure to obtain would not have a PHB Material Adverse Effect. PHB and each of the PHB Subsidiaries has fulfilled and performed all of its material obligations with respect to such PHB Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such PHB Permit. The businesses of PHB and the PHB Subsidiaries are not being conducted in violation of any applicable law, statute, ordinance, regulation, judgment, PHB Permit, order, decree, concession, grant or other authorization of any Government Entity, except for violations that would not be reasonably likely to have a PHB Material Adverse Effect.


     SECTION 3.14. Assets, Real Property and Leases.

     Section 7 of the PHB Disclosure sets forth all real property (the "PHB Real Property") owned by PHB and the PHB Subsidiaries that is material to the business, prospects, financial condition or results of operation of PHB and the PHB Subsidiaries. PHB and the PHB Subsidiaries have good and marketable title, free and clear of all Encumbrances except liens for taxes not yet due and payable to the PHB Real Property and to the assets owned by PHB and the PHB Subsidiaries. All leases to which PHB or any of the PHB Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder which might result in a PHB Material Adverse Effect, and PHB and the PHB Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not have a PHB Material Adverse Effect on the use made by PHB or any PHB Subsidiary.


     SECTION 3.15. Insurance.

     Except as set forth in Section 8 of the PHB Disclosure, PHB and each of the PHB Subsidiaries maintains adequate insurance coverage for the assets, business and operations of PHB and the PHB Subsidiaries, in such amounts and against such risks and losses as are customary for companies conducting the business as conducted by PHB and the PHB Subsidiaries. Except as set forth in Section 14.8 of the PHB Disclosure, neither PHB nor any of the PHB Subsidiaries has received notice of cancellation or termination with respect to any material insurance policy of PHB or the PHB Subsidiaries and there are no pending claims under any such insurance policies that would be reasonably likely to have a PHB Material Adverse Effect. The insurance policies of PHB and the PHB Subsidiaries are valid and enforceable policies.


     SECTION 3.16. Intellectual Property.

     PHB owns or possesses adequate rights with respect to the use of all trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names, copyrights, patents, patent rights, and inventions (collectively, "PHB Intellectual Property") which are necessary for the conduct of PHB or an PHB Subsidiary's business, other than PHB Intellectual Property the lack of which would not reasonably be expected to have a PHB Material Adverse Effect on the business, prospects, financial condition or results of operation of PHB or any PHB Subsidiary. No rights to use PHB Intellectual Property that is material to the business and prospects of PHB or any PHB Subsidiary expire or are subject to termination at the election of another party without cause or PHB's consent at a time or under circumstances which would result in a PHB Material Adverse Effect. PHB has not received any notice of infringement of or conflict with asserted rights of others with respect to any PHB Intellectual Property which would result in a PHB Material Adverse Effect.


     SECTION 3.17. Investment Company.

     PHB is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


     SECTION 3.18. Taxes.

     Each of PHB and the PHB Subsidiaries has (a) duly and timely paid all Taxes (as defined below) which have become due and payable by it; (b) none of PHB or the PHB Subsidiaries has received notice of, nor does PHB and the PHB Subsidiaries have any knowledge of, any notice of deficiency or assessment or proposed deficiency or assessment from any taxing Government Entity; and (c) to PHB and the PHB Subsidiaries' knowledge, there are no audits pending and there are no outstanding agreements or waivers by PHB or any PHB Subsidiary that extend the statutory period of limitations applicable to any federal, state, local, or foreign tax returns or Taxes.

     SECTION 3.19. Joint Proxy Statement.

     The information supplied by PHB for inclusion in the Joint Proxy Statement (as defined below) to be sent to the stockholders of HAGLER BAILLY and PHB complies in all material respects with the requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


     SECTION 3.20. Books and Records.

     The books of account, stock records, minute books and other records of PHB are true and complete in all material respects, and the matters contained therein are appropriately and accurately reflected in the Financial Statements to the extent required to be reflected therein. The minute books of PHB and the PHB Subsidiaries made available to HAGLER BAILLY contain a complete and accurate summary of all meetings of directors and shareholders or actions by written consent since the time of incorporation of PHB and the PHB Subsidiaries through the date of this Agreement, and reflect all transactions referred to in such minutes accurately in all material respects.


     SECTION 3.21. Transactions with Related Parties.

     Except as set forth in Section 14.8 of the PHB Disclosure, no present or former officer, director, stockholder or person known by PHB to be an affiliate of PHB or any PHB Subsidiary, nor any person known by PHB or any PHB Subsidiary to be an affiliate of any such person, is currently a party to any transaction or agreement with PHB or any PHB Subsidiary, including any agreement providing for any loans, the employment of, furnishing of services by, rental of their respective Assets from or to, or otherwise requiring payments to, any such officer, director, stockholder or affiliate.


     SECTION 3.22. Board Approval; Vote Required.

     The Board of Directors of PHB has determined that the transactions contemplated by this Agreement are in the best interests of PHB and PHB Stockholders and has resolved to recommend to such PHB Stockholders that they vote in favor thereof. The affirmative vote of two-thirds of the votes entitled to be cast by the holders of outstanding shares of PHB Common Stock is the only vote of any class or series of capital stock of PHB necessary under the MBCL, the articles of organization and bylaws of PHB to approve this Agreement, the Merger and the transactions contemplated hereby.

     SECTION 3.23. Brokers.

     No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of PHB.


     SECTION 3.24. Status of PHB Stockholders.

     PHB represents and warrants that there are no more than thirty-five (35) PHB Stockholders who are not "accredited" as such term is defined in Rule 501 of Regulation D under the Securities Act.


     SECTION 3.25. Material Information.

     No representations or warranties by PHB in this Agreement and no statements or information contained in the PHB Disclosure hereto, or in any certificate furnished or to be furnished by PHB to HAGLER BAILLY pursuant to the provisions of this Agreement in connection with the transactions contemplated by this Agreement, contain or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.


                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF HAGLER BAILLY

     HAGLER BAILLY represents and warrants to PHB as follows:


     SECTION 4.1. HAGLER BAILLY's Organization and Qualification; Subsidiaries.

     HAGLER BAILLY and each of HAGLER BAILLY's significant subsidiaries as defined in Rule 1-02(w) of Regulation S-X (the "HAGLER BAILLY Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a HAGLER BAILLY Material Adverse Effect. Except as set forth on Section
1.1 of the HAGLER BAILLY Disclosure, HAGLER BAILLY has no Subsidiaries or any equity interest or other investment in any entity.

     SECTION 4.2. Articles of Organization and Bylaws.

     HAGLER BAILLY has made available to PHB a complete and correct copy of the articles of organization and bylaws of HAGLER BAILLY and each HAGLER BAILLY Subsidiary, each as amended to date. Each such articles of organization and bylaws is in full force and effect. Neither HAGLER BAILLY nor any of the HAGLER BAILLY Subsidiaries is in violation of any of the provisions of its respective articles of organization or bylaws.


     SECTION 4.3. Capitalization.

          (a) The authorized capital stock of HAGLER BAILLY consists of: (a) 20,000,000 shares of common stock, par value $.01 per share, of which 8,948,597 shares are issued and outstanding as of the date hereof; and (b) 5,000,000 shares of preferred stock, par value $.01 per share, of which no shares are issued and outstanding. Section 2.3 of the HAGLER BAILLY Disclosure sets forth a list of all option holders, the number of shares issuable upon exercise of options held by each option holder, the exercise price and the dates upon which each option becomes exercisable or terminates. 3,200,000 shares of HAGLER BAILLY Common Stock have been reserved for issuance upon the exercise of HAGLER BAILLY options outstanding under the HAGLER BAILLY, INC. Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan ("HAGLER BAILLY Stock Option Plan") and 1,398,669 shares (as of June 10, 1998) are issuable upon the exercise of HAGLER BAILLY Options outstanding under the HAGLER BAILLY Stock Option Plan. Except as set forth in Section 2 of the HAGLER BAILLY Disclosure, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of HAGLER BAILLY or obligating HAGLER BAILLY to issue or sell any shares of capital stock of, or other equity interests in HAGLER BAILLY, including any securities directly or indirectly convertible into or exercisable or exchangeable for any capital stock or other equity securities of HAGLER BAILLY. There are no outstanding obligations of HAGLER BAILLY to repurchase, redeem or otherwise acquire any shares of its capital stock or make any investment (in the form of a loan, capital contribution or otherwise) in any other person. All of the issued and outstanding shares of HAGLER BAILLY Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to preemptive or similar rights which have not been waived. Except as set forth in Section 2.7 of the HAGLER BAILLY Disclosure, no shares of capital stock of HAGLER BAILLY have been reserved for any purpose.

          (b) All of the outstanding shares of capital stock of each HAGLER BAILLY Subsidiary are (i) duly authorized and validly issued and are fully paid and non-assessable and not subject to preemptive rights, and (ii) owned beneficially and of record by HAGLER BAILLY, free and clear of all Encumbrances. There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the HAGLER BAILLY Subsidiaries or obligating the HAGLER BAILLY Subsidiaries to issue or sell any shares of capital stock of, or other equity interests in the HAGLER BAILLY Subsidiaries, including any securities directly or indirectly convertible into or exercisable or exchangeable for any capital stock or other equity securities of the HAGLER BAILLY Subsidiaries. There are no outstanding obligations of the HAGLER BAILLY Subsidiaries to repurchase, redeem or otherwise acquire any shares of its capital stock or make any investment (in the form of a loan, capital contribution or otherwise) in any other person.


     SECTION 4.4. Authority.

     HAGLER BAILLY has the necessary corporate power and authority to enter into this Agreement and the Related Agreements to which HAGLER BAILLY is a party and, subject to obtaining any necessary stockholder approval of the Merger, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Related Agreements by HAGLER BAILLY and the consummation by HAGLER BAILLY of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of HAGLER BAILLY are necessary to authorize this Agreement and the Related Agreements to which HAGLER BAILLY is a party or to consummate the transactions contemplated hereby and thereby, other than the approval of this Agreement by the stockholders of HAGLER BAILLY in accordance with the DGCL. This Agreement and the Related Agreements to which HAGLER BAILLY is a party have been duly executed and delivered by HAGLER BAILLY and, assuming the due authorization, execution and delivery by PHB and Merger Sub, constitute legal, valid and binding obligations of HAGLER BAILLY, enforceable in accordance with their terms.


     SECTION 4.5. No Conflict; Required Filings and Consents.

     Except as disclosed in Section 14.8 of the HAGLER BAILLY Disclosure, the execution and delivery of this Agreement by HAGLER BAILLY, the compliance by HAGLER BAILLY with all the provisions hereof and the consummation of the transactions contemplated hereby will not

          (a) require any consent, approval, authorization or other order of, or filing with, any court, regulatory body, administrative agency or other governmental body which has not been obtained or made (except as such may be required under the Blue Sky Laws) and

          (b) will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the articles of organization or by-laws of HAGLER BAILLY or any of the HAGLER BAILLY Subsidiaries or any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries, to which HAGLER BAILLY or any of the HAGLER BAILLY Subsidiaries is a party or by which HAGLER BAILLY or any of the HAGLER BAILLY Subsidiaries or their respective property is bound except for such defaults which have been waived or which would not, individually or in the aggregate, have a HAGLER BAILLY Material Adverse Effect, or violate or conflict with any Laws, administrative regulations or rulings or court decrees applicable to HAGLER BAILLY, any of the HAGLER BAILLY Subsidiaries or their respective property.


     SECTION 4.6. Financial Statements.

          (a) HAGLER BAILLY has filed all forms, reports, statements and other documents required to be filed with the Securities and Exchange Commission (the "SEC") since July 2, 1997, and has heretofore made available to PHB, in the form filed with the SEC since such date, together with any amendments thereto, its (i) prospectus relating to its initial public offering in July 1997, (ii) its Quarterly Reports on Form 10-Q, and (iii) any other reports or registration statements filed by HAGLER BAILLY with the SEC (collectively, the "HAGLER BAILLY SEC Reports"). As of their respective filing dates the HAGLER BAILLY SEC Reports (i) complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The financial statements, including the related schedules and notes, contained in the HAGLER BAILLY SEC Reports (or incorporated by reference therein) present fairly the consolidated financial position of HAGLER BAILLY as of their respective dates and the consolidated results of operations and cash flows of HAGLER BAILLY for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as otherwise noted in the notes thereto) and subject in the case of interim financial statements to normal year-end adjustments). Except as reflected in the audited financial statements of HAGLER BAILLY as of December 31, 1997, HAGLER BAILLY has no liabilities, contingent or absolute, matured or unmatured, known or unknown, except for liabilities that would not have a HAGLER BAILLY

     Material Adverse Effect incurred in the ordinary course of business since December 31, 1997.


     SECTION 4.7. Absence of Certain Changes or Events.

     Except as disclosed in Section 14.8 of the HAGLER BAILLY Disclosure, since December 31, 1997, (a) HAGLER BAILLY and the HAGLER BAILLY Subsidiaries have not incurred any material liability, except in the ordinary course of their businesses consistent with their past practices, (b) there has not been any change, or any event involving a prospective change, in the business, financial condition or results of operations of HAGLER BAILLY or any of the HAGLER BAILLY Subsidiaries or the occurrence of any other event, which has had, or is reasonably likely to have, a HAGLER BAILLY Material Adverse Effect, and (c) HAGLER BAILLY and the HAGLER BAILLY Subsidiaries have conducted their respective businesses in the ordinary course of their business consistent with their past practices.


     SECTION 4.8. Legal Proceedings.

     Except as disclosed in Section 12.1 of the HAGLER BAILLY Disclosure, there are (a) no actions, suits, claims, arbitrations, proceedings or investigations pending, or, to HAGLER BAILLY's knowledge, threatened against or involving HAGLER BAILLY or any of the HAGLER BAILLY Subsidiaries or their respective businesses or Assets, at law or in equity or admiralty, or before or by any court, administrative, governmental, arbitral, mediation or regulatory authority or body, domestic or foreign, that would be reasonably likely to have a HAGLER BAILLY Material Adverse Effect, or that challenge or seek to prevent, enjoin, alter or materially delay the transactions contemplated hereby, and (b) no judgments, decrees, injunctions or orders of any Government Entity or arbitrator outstanding against HAGLER BAILLY or any of the HAGLER BAILLY Subsidiaries or any of their respective businesses or Assets that would reasonably be likely to have a HAGLER BAILLY Material Adverse Effect. Neither HAGLER BAILLY or any of the HAGLER BAILLY Subsidiaries is operating under, subject to or in default with respect to any order, award, writ, injunction, decree or judgment of any court, arbitrator or governmental authority.


     SECTION 4.9. Material Contracts.

          (a) Sections 1.1, 7.2, 8, 10.1, 10.2, 11.1, 11.2, 11.4 and 11.6 of the
     HAGLER BAILLY Disclosure set forth a complete and correct list, as of the date of this Agreement, of all agreements of the following types to which HAGLER BAILLY or any HAGLER BAILLY Subsidiary is a party or may be bound (collectively, the "HAGLER BAILLY Material Contracts"): (i) employment, severance, termination, consulting and retirement agreements that (y) are not terminable "at will" or (z) if terminated would trigger an obligation of HAGLER BAILLY to pay additional compensation in excess of that contemplated by HAGLER BAILLY's standard policies; (ii) agreements which involve payment by HAGLER BAILLY of more than $250,000 or which are not cancelable without penalty by HAGLER BAILLY in less than 60 days; (iii) royalty and licensing agreements of HAGLER BAILLY acting as a licensor; (iv) agreements with any labor organization or other collective bargaining unit; (v) agreements for the purchase, sale or lease of any real estate or other Assets; (vi) agreements for the sale of assets material to the operation of HAGLER BAILLY's business other than in the ordinary course of business or the grant of any preferential rights to purchase any such material assets; (vii) agreements which contain provisions requiring HAGLER BAILLY or any HAGLER BAILLY Subsidiary to indemnify any person not entered into in the ordinary course of business consistent with past practice;
     (viii) joint venture agreements or other agreements involving the sharing of profits; (ix) outstanding loans to any persons or entities or receivables due to HAGLER BAILLY from any HAGLER BAILLY Stockholders or any stockholders of the HAGLER BAILLY Subsidiaries or any affiliates of HAGLER BAILLY or the HAGLER BAILLY Subsidiaries; (x) client engagement agreements, service agreements and other agreements with the top twenty-five HAGLER BAILLY clients generating the highest amounts of aggregate revenue during fiscal years 1996 and 1997; or (xi) agreements (including, without limitation, agreements not to compete and exclusivity agreements) that reasonably could be interpreted to impose any restriction on any business operations of HAGLER BAILLY or the HAGLER BAILLY Subsidiaries, except for agreements containing restrictions that would not have a HAGLER BAILLY Material Adverse Effect.

          (b) All the HAGLER BAILLY Material Contracts are valid and in full force and effect on the date hereof (except to the extent they have previously expired in accordance with their terms) and constitute legal, valid and binding obligations of, and are legally enforceable against, HAGLER BAILLY or any HAGLER BAILLY Subsidiary which is a party thereto, and to the knowledge of HAGLER BAILLY, the other party or respective parties thereto. All necessary governmental approvals with respect thereto required to be obtained by HAGLER BAILLY or any HAGLER BAILLY Subsidiary, as applicable, have been obtained, all necessary filings or registrations therefor required to be made by HAGLER BAILLY or any HAGLER BAILLY Subsidiary, as applicable, have been made, and, to the knowledge of HAGLER BAILLY, there have been no threatened cancellations thereof and no outstanding disputes thereunder, except such that would not have a HAGLER BAILLY Material Adverse Effect. Each of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries has in all material respects performed all the obligations under the HAGLER BAILLY Material Contracts required to be performed by HAGLER BAILLY and the HAGLER BAILLY Subsidiaries to date. HAGLER BAILLY is not in default, and to HAGLER BAILLY's knowledge, no party is in default in any material respect under any of the HAGLER BAILLY Material Contracts, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default, except for defaults which would not in the aggregate reasonably be expected to have a HAGLER BAILLY Material Adverse Effect. True and complete copies of all HAGLER BAILLY Material Contracts have been delivered to PHB or made available for inspection.


     SECTION 4.10. Environmental Matters.

          (a) Each of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries has complied and is in compliance in all material respects with all Environmental Laws. There are no pending or, to the knowledge of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries, threatened actions, suits, claims, legal proceedings or other proceedings based on, and HAGLER BAILLY and the HAGLER BAILLY Subsidiaries have not directly or indirectly received any notice of any complaint, order, directive, citation, notice of responsibility, notice of potential responsibility, or information request from any Government Entity or any other person arising out of or attributable to: (i) the current or past presence at any part of the HAGLER BAILLY Real Property (as defined below) of Hazardous Materials or any substances that pose a hazard to human health or an impediment to working conditions; (ii) the current or past release or threatened release into the environment from the HAGLER BAILLY Real Property (including, without limitation, into any storm drain, sewer, septic system or publicly owned treatment works) of any Hazardous Materials or any substances that pose a hazard to human health or an impediment to working conditions; (iii) the off-site disposal of Hazardous Materials originating on or from the HAGLER BAILLY Real Property; or (iv) any violation of Environmental Laws at any part of the HAGLER BAILLY Real Property or otherwise arising from HAGLER BAILLY's activities involving Hazardous Materials.


     SECTION 4.11. Employee Matters; ERISA.

          (a) Sections 1.2 and 10.6 of the HAGLER BAILLY Disclosure contain a true and complete list of names and positions of all current directors, officers and employees of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries. With respect to any persons employed by HAGLER BAILLY and the HAGLER BAILLY Subsidiaries, HAGLER BAILLY and the HAGLER BAILLY Subsidiaries are in compliance in all material respects with all Laws respecting employment conditions and practices, have withheld all amounts required by any applicable Laws to be withheld from wages or any Taxes or penalties for failure to comply with any of the foregoing.

          (b) There are no collective bargaining agreements applicable to any HAGLER BAILLY or any HAGLER BAILLY Subsidiary employees and none of HAGLER BAILLY or the HAGLER BAILLY Subsidiaries has a duty to bargain with any labor organization with respect to any such persons. There is not pending any demand for recognition or any other request or demand from a labor organization for representative status with respect to any persons employed by HAGLER BAILLY and the HAGLER BAILLY Subsidiaries.

          (c) With respect to any persons employed by HAGLER BAILLY and the HAGLER BAILLY Subsidiaries, (i) each of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries has not engaged in any unfair labor practice within the meaning of the National Labor Relations Act and has not violated any legal requirement prohibiting discrimination on the basis of race, color, national origin, sex, religion, age, marital status, or handicap in its employment conditions or practices; and (ii) there are no pending or, to the knowledge of HAGLER BAILLY or the HAGLER BAILLY Subsidiaries, threatened unfair labor practice charges or discrimination complaints relating to race, color, national origin, sex, religion, age, marital status, or handicap against HAGLER BAILLY or the HAGLER BAILLY Subsidiaries before any Government Entity.


     SECTION 4.12. Employee Benefit Plans.

          (a) Sections 10.1, 10.2 and 10.3 of the HAGLER BAILLY Disclosure set forth a list of all of the pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, sabbatical, vacation, bonus, loans, medical, dental, vision care, disability, life insurance or other employee programs, arrangements or agreements and all other material employee benefit plans or fringe benefit plans, including, without limitation, all "employee benefit plans" as that term is defined in Section 3(3) of ERISA, currently adopted, maintained by, sponsored in whole or in part by, or contributed to by HAGLER BAILLY or any HAGLER BAILLY Subsidiary or for which HAGLER BAILLY could incur a liability or any entity required to be aggregated with HAGLER BAILLY (each, a "HAGLER BAILLY Commonly Controlled Entity") pursuant to Section 414 of the Code for the benefit of present and former employees or directors of HAGLER BAILLY and of each HAGLER BAILLY Subsidiary or their beneficiaries, or providing benefits to such persons in respect of services provided to any such entity (collectively, the "HAGLER BAILLY Benefit Plans"). Any of the Benefit Plans which is an "employee pension benefit plan", as that term is defined in Section 3(2) of ERISA, is referred to herein as an "HAGLER BAILLY ERISA Plan".

          (b) Each of the HAGLER BAILLY Benefit Plans intended to be "qualified" within the meaning of Section 401(a) or 501 of the Code has been determined by the Internal Revenue Service to be so qualified and to HAGLER BAILLY's knowledge, no circumstances exist that could reasonably be expected by HAGLER BAILLY to result in the revocation of any such determination. Each of the HAGLER BAILLY Benefit Plans is in compliance with their terms and the applicable terms of ERISA and the Code and any other applicable laws, rules and regulations the breach or violation of which could result in a material liability to HAGLER BAILLY or any HAGLER BAILLY Commonly Controlled Entity.

          (c) No HAGLER BAILLY ERISA Plan which is a defined benefit pension plan has any "unfunded current liability", as that term is defined in
     Section 302(d)(8)(A) of ERISA, and the present fair market value of the assets of any such plan equals or exceeds the plan's "benefit liabilities", as that term is defined in Section 4001(a)(16) of ERISA, when determined under actuarial factors that would apply if the plan terminated in accordance with all applicable legal requirements. All contributions, premiums and other payments with respect to each HAGLER BAILLY ERISA Plan which have become due and payable have been paid.

          (d) No HAGLER BAILLY Benefit Plan is or has been a Multiemployer Plan. Neither HAGLER BAILLY nor any HAGLER BAILLY Commonly Controlled Entity has completely or partially withdrawn from any Multiemployer Plan. No termination liability to the Pension Benefit Guaranty Corporation or withdrawal liability to any Multiemployer Plan that is material in the aggregate has been or is reasonably expected to be incurred with respect to any Multiemployer Plan by HAGLER BAILLY or any HAGLER BAILLY Commonly Controlled Entity. (e) HAGLER BAILLY has made available to PHB complete copies, as of the date hereof, of all of the HAGLER BAILLY Benefit Plans that have been reduced to writing, together with all documents establishing or constituting any related trust, annuity contract, insurance contract or other funding instrument. HAGLER BAILLY has made available to PHB complete copies of current plan summaries, employee booklets, personnel manuals and other material documents or written materials concerning the HAGLER BAILLY Benefit Plans that are in the possession of HAGLER BAILLY as of the date hereof.

          (f) No claim, lawsuit, arbitration or other action has been threatened or instituted against any HAGLER BAILLY Benefit Plan.

          (g) Except as disclosed in Section 10 of the HAGLER BAILLY Disclosure or as otherwise contemplated by the terms of this Agreement, the consummation of the transactions contemplated by this Agreement will not give rise to any liability, including, without limitation, liability for severance pay or termination pay, or accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any employee, director or stockholder of HAGLER BAILLY (whether current, former, or retired) or their beneficiaries solely by reason of such transactions. No amounts payable under any Benefit Plan will fail to be deductible for federal income tax purposes by virtue of Section 280G or 162(m) of the Code.

          (h) Neither HAGLER BAILLY nor any HAGLER BAILLY Subsidiary maintains, contributes to, or in any way provides for any benefits of any kind (other than under Section 4980B of the Code, the Federal Social Security Act, or a plan qualified under Section 401(a) of the Code) to any current or future retiree or terminee.

          (i) Neither HAGLER BAILLY, any HAGLER BAILLY Subsidiary nor any HAGLER BAILLY Commonly Controlled Entity has (or could incur) any liability under Title IV of ERISA.


     SECTION 4.13. Licenses and Permits; Compliance with Laws.

     HAGLER BAILLY and each of the HAGLER BAILLY Subsidiaries has such permits, licenses, franchises and authorizations from all Governmental Entities (collectively, the "HAGLER BAILLY Permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct their respective businesses as now being conducted, except for the HAGLER BAILLY Permits for which the failure to obtain would not have a HAGLER BAILLY Material Adverse Effect. HAGLER BAILLY and each of the HAGLER BAILLY Subsidiaries has fulfilled and performed all of its material obligations with respect to such HAGLER BAILLY Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such HAGLER BAILLY Permit. The businesses of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries are not being conducted in violation of any applicable law, statute, ordinance, regulation, judgment, HAGLER BAILLY Permit, order, decree, concession, grant or other authorization of any Government Entity, except for violations that would not be reasonably likely to have a HAGLER BAILLY Material Adverse Effect.


     SECTION 4.14. Assets, Real Property and Leases.

     Section 7 of the HAGLER BAILLY Disclosure sets forth all real property (the "HAGLER BAILLY Real Property") owned by HAGLER BAILLY and the HAGLER

BAILLY Subsidiaries that is material to the business, prospects, financial condition or results of operation of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries. HAGLER BAILLY and the HAGLER BAILLY Subsidiaries have good and marketable title, free and clear of all Encumbrances except liens for taxes not yet due and payable to the HAGLER BAILLY Real Property and the assets owned by HAGLER BAILLY and the HAGLER BAILLY Subsidiaries. All leases to which HAGLER BAILLY or any of the HAGLER BAILLY Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder which might result in a HAGLER BAILLY Material Adverse Effect, and HAGLER BAILLY and the HAGLER BAILLY Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not have a HAGLER BAILLY Material Adverse Effect on the use made by HAGLER BAILLY or any HAGLER BAILLY Subsidiary.


     SECTION 4.15. Insurance.

     Except as set forth in Section 8 of the HAGLER BAILLY Disclosure, HAGLER BAILLY and each of the HAGLER BAILLY Subsidiaries maintains adequate insurance coverage for the assets, business and operations of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries, in such amounts and against such risks and losses as are customary for companies conducting the business as conducted by HAGLER BAILLY and the HAGLER BAILLY Subsidiaries. Except as set forth in Section 14.8 of the HAGLER BAILLY Disclosure, neither HAGLER BAILLY nor any of the HAGLER BAILLY Subsidiaries has received notice of cancellation or termination with respect to any material insurance policy of HAGLER BAILLY or the HAGLER BAILLY Subsidiaries and there are no pending claims under any such insurance policies that would be reasonably likely to have a HAGLER BAILLY Material Adverse Effect. The insurance policies of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries are valid and enforceable policies.


     SECTION 4.16. Intellectual Property.

     HAGLER BAILLY owns or possesses adequate rights with respect to the use of all trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names, copyrights, patents, patent rights, and inventions (collectively, "HAGLER BAILLY Intellectual Property") which are necessary for the conduct of HAGLER BAILLY or an HAGLER BAILLY Subsidiary's business, other than HAGLER BAILLY Intellectual Property the lack of which would not reasonably be expected to have a HAGLER BAILLY Material Adverse Effect on the business, prospects, financial condition or results of operation of HAGLER BAILLY or any HAGLER BAILLY Subsidiary. No rights to use HAGLER BAILLY Intellectual Property that is material to the business and prospects of HAGLER BAILLY or any HAGLER BAILLY Subsidiary expire or are subject to termination at the election of another party without cause or HAGLER

BAILLY's consent at a time or under circumstances which would result in a HAGLER BAILLY Material Adverse Effect. HAGLER BAILLY has not received any notice of infringement of or conflict with asserted rights of others with respect to any HAGLER BAILLY Intellectual Property which would result in a HAGLER BAILLY Material Adverse Effect.


     SECTION 4.17. Investment Company.

     HAGLER BAILLY is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


     SECTION 4.18. Taxes.

     Each of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries has (a) duly and timely paid all Taxes (as defined below) which have become due and payable by it; (b) none of HAGLER BAILLY or the HAGLER BAILLY Subsidiaries has received notice of, nor does HAGLER BAILLY and the HAGLER BAILLY Subsidiaries have any knowledge of, any notice of deficiency or assessment or proposed deficiency or assessment from any taxing Government Entity; and (c) to HAGLER BAILLY and the HAGLER BAILLY Subsidiaries' knowledge, there are no audits pending and there are no outstanding agreements or waivers by HAGLER BAILLY or any HAGLER BAILLY Subsidiary that extend the statutory period of limitations applicable to any federal, state, local, or foreign tax returns or Taxes.


     SECTION 4.19. Joint Proxy Statement.

     The information supplied by HAGLER BAILLY for inclusion in the Joint Proxy Statement (as defined below) to be sent to the Stockholders of HAGLER BAILLY and PHB complies in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


     SECTION 4.20. Books and Records.

     The books of account, stock records, minute books and other records of HAGLER BAILLY are true and complete in all material respects, and the matters contained therein are appropriately and accurately reflected in the Financial Statements to the extent required to be reflected therein. The minute books of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries made available to PHB contain a complete and accurate summary of all meetings of directors and shareholders or actions by written consent since the time of incorporation of

HAGLER BAILLY and the HAGLER BAILLY Subsidiaries through the date of this Agreement, and reflect all transactions referred to in such minutes accurately in all material respects.


     SECTION 4.21. Transactions with Related Parties.

     Except as set forth in Section 11.10 of the HAGLER BAILLY Disclosure, no present or former officer, director, stockholder or person known by HAGLER BAILLY to be an affiliate of HAGLER BAILLY or any HAGLER BAILLY Subsidiary, nor any person known by HAGLER BAILLY or any HAGLER BAILLY Subsidiary to be an affiliate of any such person, is currently a party to any transaction or agreement with HAGLER BAILLY or any HAGLER BAILLY Subsidiary, including any agreement providing for any loans, the employment of, furnishing of services by, rental of their respective Assets from or to, or otherwise requiring payments to, any such officer, director, stockholder or affiliate.


     SECTION 4.22. Board Approval; Vote Required.

     The Board of Directors of HAGLER BAILLY has determined that the transactions contemplated by this Agreement are in the best interests of HAGLER BAILLY and HAGLER BAILLY stockholders and has resolved to recommend to such HAGLER BAILLY stockholders that they vote in favor thereof. The affirmative vote of a majority of the votes cast by the holders of outstanding shares of HAGLER BAILLY Common Stock at the HAGLER BAILLY Stockholders' Meeting is the only vote of any class or series of capital stock of HAGLER BAILLY necessary under the NASDAQ National Market Issuer Designation Requirements, the DGCL and the certificate of incorporation and bylaws of HAGLER BAILLY to approve the issuance of shares of HAGLER BAILLY Common Stock in connection with this Agreement, the Merger and the transactions contemplated hereby.


     SECTION 4.23. Brokers.

     Except as set forth in Section 14.8 of the HAGLER BAILLY Disclosure, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of HAGLER BAILLY.


     SECTION 4.24. Material Information.

     No representations or warranties by HAGLER BAILLY in this Agreement and no statements or information contained in the HAGLER BAILLY Disclosure hereto, or in any certificate furnished or to be furnished by HAGLER BAILLY to PHB pursuant to the provisions of this Agreement in connection with the transactions contemplated by this Agreement, contain or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.


                                    ARTICLE V
                  REPRESENTATIONS AND WARRANTIES OF MERGER SUB

     HAGLER BAILLY and Merger Sub jointly and severally represent and warrant to PHB as follows:


     SECTION 5.1. Organization and Qualification.

     Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement. As of the date of this Agreement, except for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement, Merger Sub has not incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any person.


     SECTION 5.2. Articles of Organization and Bylaws.

     Merger Sub has heretofore made available to PHB a complete and correct copy of the articles of organization and the bylaws of Merger Sub, each as amended to date. Such articles of organization and bylaws are in full force and effect. Merger Sub is not in violation of any of the provisions of its articles of organization or bylaws.


     SECTION 5.3. Authority.

     Merger Sub has the necessary corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Merger Sub and the consummation by Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Merger Sub and, assuming the due authorization, execution and delivery by PHB and HAGLER BAILLY, constitutes a legal, valid and binding obligation of Merger Sub, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and by the application of general principles of equity.


     SECTION 5.4. No Conflict; Required Filings and Consents.

          (a) The execution and delivery of this Agreement by Merger Sub do not, and the performance by Merger Sub of its obligations under this Agreement will not:

               (i) conflict with or violate the articles of organization and bylaws of the Merger Sub,

               (ii) conflict with or violate any Laws applicable to the Merger Sub or to its Assets, or

               (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the Assets of Merger Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Merger Sub is a party or by which Merger Sub is bound or to which any of its Assets is subject, except, in the case of clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other alterations or occurrences that would not prevent or delay consummation of the Merger in any material respect, or otherwise prevent Merger Sub from performing its obligations under this Agreement in any material respect.

          (b) Merger Sub's execution and delivery of this Agreement does not, and Merger Sub's performance of this Agreement will not, require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any court, arbitral tribunal, administrative agency or commission, whether national or foreign, or Government Entity, except:

               (i) for:

                    (A) applicable requirements, if any, of the Exchange Act,
               the Securities Act, the Blue Sky Laws, state takeover laws,

                    (B) applicable requirements, if any, of the consents,
               approvals, authorizations or permits described in Section 4.5 of the HAGLER BAILLY Disclosure,

                    (C) filing and recordation of appropriate merger documents as required by the DGCL; and

               (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay consummation of the Merger in any material respect.


     SECTION 5.5. Material Information.

     No representations or warranties by Merger Sub in this Agreement or any certificate furnished or to be furnished by Merger Sub to PHB pursuant to the provisions of this Agreement, contain or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.


                                   ARTICLE VI
                                    COVENANTS


     SECTION 6.1. Affirmative Covenants of PHB and HAGLER BAILLY.

     PHB and HAGLER BAILLY each hereby covenants and agrees that, prior to the Merger Date, unless otherwise expressly contemplated by this Agreement or consented to in writing by the other party, PHB and HAGLER BAILLY each shall, and shall cause each respective PHB Subsidiary and HAGLER BAILLY Subsidiary to:

          (a) operate its business in the usual and ordinary course consistent with past practices;

          (b) use its reasonable efforts to preserve substantially intact its business organization, maintain its rights and contracts, retain the services of its respective principal officers and key employees and maintain its relationship with its respective suppliers, contractors, distributors, customers and others having business relationships with it;

          (c) use its reasonable efforts to keep its tangible property in as good repair and condition as at present, ordinary wear and tear excepted; and

          (d) use its reasonable efforts to keep in full force and effect insurance comparable in amount and scope of coverage to that currently maintained;

     provided, however, that in the event PHB or any of the PHB Subsidiaries or HAGLER BAILLY or any of the HAGLER BAILLY Subsidiaries, as applicable, deems it necessary to take certain actions that would otherwise be prohibited by clauses
(a)-(d) of this Section 6.1, PHB or HAGLER BAILLY shall each consult with the other and shall consider in good faith the other party's request to take such action and not unreasonably withhold or delay its consent for such action.


     SECTION 6.2. Negative Covenants of PHB and HAGLER BAILLY.

     Except as expressly contemplated by this Agreement or otherwise consented to in writing by the other party, or except as otherwise set forth in Section
14.8 of the PHB Disclosure or the HAGLER BAILLY Disclosure, as the case may be, from the date hereof until the Merger Date, PHB and HAGLER BAILLY each shall not, and shall cause each respective PHB Subsidiary and HAGLER BAILLY Subsidiary, as applicable, not to, do any of the following:

          (a) increase the compensation payable to or to become payable to any of its directors, officers or employees, except for increases in salary, wages or bonuses payable or to become payable in the ordinary course of business and consistent with past practice;

          (b) grant any severance or termination pay (other than pursuant to existing severance arrangements or policies as in effect on the date of this Agreement) to, or enter into or modify any employment or severance agreement with, any of its directors, officers or employees, except in the ordinary course of business and consistent with past practice; or

          (c) adopt or amend any employee benefit plan or arrangement, except as may be required by applicable Law;

          (d) declare, set aside or pay any dividend on, or make any other distribution in respect of, any of its capital stock;

          (e) redeem, repurchase or otherwise reacquire any share of its capital stock or any securities or obligations convertible into or exchangeable for any share of its capital stock, or any options, warrants or conversion or other rights to acquire any shares of its capital stock or any such securities or obligations, except for stock repurchases by PHB from PHB Stockholders on termination of their employment with PHB;

          (f) effect any reorganization or recapitalization;

          (g) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of its capital stock;

          (h) except as a result of a transaction described in Section 6.2(j) below, issue, deliver, award, grant or sell, or authorize or propose the issuance, delivery, award, grant or sale (including the grant of any Encumbrances) of, any shares of any class of its capital stock (including shares held in treasury) or other equity securities, any securities or obligations directly or indirectly convertible into or exercisable or exchangeable for any such shares, or any rights, warrants or options to acquire, any such shares or securities or any rights, warrants or options directly or indirectly to acquire any such shares or securities; provided, however, that this Section 6.2(h) shall not restrict HAGLER BAILLY from (i) issuing stock pursuant to the exercise of any outstanding option to purchase HAGLER BAILLY Common Stock set forth in Section 2 of the Hagler Bailly Disclosure, or (ii) granting an option to purchase HAGLER BAILLY Common Stock in accordance with the terms of the HAGLER BAILLY Stock Option Plan;

          (i) amend or otherwise modify the terms of any such securities, obligations, rights, warrants or options in a manner inconsistent with the provisions of this Agreement or the effect of which shall be to make such terms more favorable to the holders thereof;

          (j) acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the Assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any Assets of any other person (other than (i) the purchase of inventory in the ordinary course of business and consistent with past practice, (ii) acquisitions or mergers, investments, joint ventures or alliances involving HAGLER BAILLY for which the valuation for each transaction is less than $20,000,000, (iii) acquisitions or mergers, investments, joint ventures or alliances disclosed in Section 14.8 of the HAGLER BAILLY Disclosure, or (iv) any discussions disclosed in Section 14.8 of the PHB Disclosure), make or commit to make any capital expenditures other than capital expenditures in the ordinary course of business consistent with past practice;

          (k) sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, any of its material Assets except for dispositions in the ordinary course of business and consistent with past practice;

          (l) propose or adopt any amendments to its charter document or bylaws (other than an amendment to the certificate of incorporation of HAGLER BAILLY to increase the number of authorized shares of HAGLER BAILLY Common Stock from twenty million (20,000,000) to fifty million (50,000,000));

          (m) change any of its methods of accounting in effect at January 1, 1998;

          (n) make or rescind any express or deemed election relating to taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns for the taxable year ending December 31, 1997, except as may be required by law or generally accepted accounting principles, consistently applied;

          (o) prepay, before the scheduled maturity thereof, any of its long-term debt, or incur any obligation for borrowed money, whether or not evidenced by a note, bond, debenture or similar instrument, other than trade payables incurred in the ordinary course of business consistent with past practices, except as may be required by law or generally accepted accounting principles, consistently applied;

          (p) enter into or modify in any material respect any contract which
     (i) if in effect as of the date hereof, would have been required to be disclosed by PHB in accordance with Sections 3.9 or 3.12 of this Agreement or by HAGLER BAILLY in accordance with Sections 4.9 or 4.12 of this Agreement, as applicable; (ii) is not entered into in the ordinary course of business, consistent with its past business practice, and (iii) is expected to generate, or require, payments of more than $250,000 annually;

          (q) take any action that would or could reasonably be expected to result in any of its representations and warranties set forth in this Agreement being untrue or in any of the conditions to the Merger set forth in Article VIII not being satisfied; or

          (r) agree, in writing or otherwise, to do any of the foregoing.


     SECTION 6.3. Non-Solicitation Covenant of PHB and HAGLER BAILLY.

     Except as expressly contemplated by this Agreement, until the earlier to occur of (a) the Effective Time or (b) one year from termination of this Agreement, neither PHB or any PHB Subsidiary, nor HAGLER BAILLY or any HAGLER BAILLY Subsidiary shall solicit the employees engaged in the other's business.

                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS


     SECTION 7.1. Access and Information.

     From the date hereof to the Effective Time, each of PHB and the PHB Subsidiaries and HAGLER BAILLY and the HAGLER BAILLY Subsidiaries shall afford to the officers, employees, accountants, consultants, counsel and other representatives of the other party reasonable access during normal business hours (and at such other times as the parties may mutually agree) to the properties, executive personnel and all information concerning the business, properties, contracts, records and personnel of PHB and the PHB Subsidiaries or HAGLER BAILLY and the HAGLER BAILLY Subsidiaries, as the case may be for the sole purpose of:

          (a) verifying the accuracy of the other parties representations and warranties set forth herein or compliance with the provisions of this Agreement; or

          (b) planning for the integration of their respective businesses following the Merger.

     In the event of the termination of this Agreement, each of HAGLER BAILLY or any HAGLER BAILLY Subsidiary and PHB or any PHB Subsidiary, as applicable, and their respective officers, directors, employees, representatives, advisors and agents shall destroy or deliver to PHB or HAGLER BAILLY, as applicable, all documents, work papers and other materials, and all copies thereof, obtained by PHB or HAGLER BAILLY, as applicable, or on their respective behalf, as applicable, from either party as a result of this Agreement or in connection herewith, whether obtained before or after the execution and delivery of this Agreement.


     SECTION 7.2. Confidentiality.

     Each of the parties hereto hereby agrees to keep confidential any information or knowledge obtained pursuant to Section 7.1, the Confidentiality Agreement dated February 20, 1998 (the "Confidentiality Agreement"), the Preliminary Agreement dated March 22, 1998 (the "Preliminary Agreement"), or pursuant to the negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby; provided, however, that the foregoing shall not apply to information or knowledge which:

          (a) is or becomes publicly available without breach of this Agreement by either party;

          (b) is released by the disclosing party to any other person, firm or entity (including governmental agencies or bureaus) without any restriction;

          (c) is within, or later falls within, the public domain without breach of this Agreement by the recipient;

          (d) is rightfully obtained by the receiving party from third parties without any restriction;

          (e) becomes available to the receiving party by inspection or analysis of products available in the market;

          (f) is disclosed by the party providing the same to others on a nonrestricted basis;

          (g) is released by the receiving party or the disclosing party in response to a subpoena, court order or other legal process and is not subject to a protective order; provided, that if disclosure is purportedly required by law, the receiving party will (i) use reasonable efforts to give the other party notice immediately and (ii) will not take any action to interfere with any efforts of the other party to pursue legal remedies which may prevent or limit disclosure; or

          (h) is rightfully already known to or is independently developed by the receiving party.

         The confidentiality provisions of the Confidentiality Agreement and the Preliminary Agreement are incorporated herein by reference with the same effect as if fully set forth herein.


     SECTION 7.3. PHB and HAGLER BAILLY Stockholders' Meetings.

     At the earliest reasonably practicable time following the execution and delivery of this Agreement, each of PHB and HAGLER BAILLY shall promptly take all action necessary in accordance with:

          (a) the MBCL and its articles of organization and bylaws with respect to PHB, and

          (b) the DGCL and its certificate of incorporation and bylaws with respect to HAGLER BAILLY to convene the PHB stockholders' meeting (the "PHB Stockholders' Meeting") and the HAGLER BAILLY stockholders' meeting (the "HAGLER BAILLY Stockholders' Meeting"), respectively, to approve and adopt this Agreement and the Merger. Each of PHB and HAGLER BAILLY shall use its respective reasonable best efforts to solicit from its respective stockholders proxies to be voted at its stockholders' meeting in favor of this Agreement and the Merger pursuant to the proxy statement, in definitive form, relating to the PHB Stockholders' Meeting and the HAGLER BAILLY Stockholders' Meeting to be held in connection with the Merger, or in the related proxy and notice of meeting, or soliciting material used in connection therewith (referred to herein collectively as the "Joint Proxy Statement"). Each of PHB and HAGLER BAILLY shall take all other action necessary or, in the opinion of the other party, advisable to promptly and expeditiously secure any vote or consent of stockholders required by the MBCL and the DGCL, as applicable, the applicable requirements of Nasdaq, and such party's charter document and bylaws to effect the Merger.


     SECTION 7.4. Joint Proxy Statement.

     As promptly as practicable following the execution and delivery of this Agreement, HAGLER BAILLY shall file the Joint Proxy Statement in connection with the matters to be considered at the HAGLER BAILLY Stockholders' Meeting. Each of HAGLER BAILLY and PHB shall use its reasonable best efforts to cause the Joint Proxy Statement to be "cleared" by the SEC for mailing to the stockholders of HAGLER BAILLY and PHB as promptly as practicable, and each of HAGLER BAILLY and PHB shall mail the Joint Proxy Statement to their respective stockholders as promptly as practicable thereafter. PHB shall furnish all information concerning it and the holders of its capital stock as HAGLER BAILLY may reasonably request in connection with such actions. The Joint Proxy Statement shall include the recommendation of the Board of Directors of each of HAGLER BAILLY and PHB in favor of approval and adoption of this Agreement and the Merger (unless otherwise required by applicable fiduciary duties of the directors of each of HAGLER BAILLY and PHB, as determined by such directors in good faith after consultation with independent legal counsel).

     None of the information supplied or to be supplied by or on behalf of PHB for inclusion or incorporation by reference in the Joint Proxy Statement will, at the dates mailed to stockholders and at the times of the PHB Stockholders' Meeting and the HAGLER BAILLY Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the PHB Stockholders' Meeting any event or circumstance relating to PHB or any of its affiliates, or its or their respective officers or directors should be discovered by PHB that should be set forth in a supplement to the Joint Proxy Statement, PHB shall promptly inform HAGLER BAILLY.

     None of the information supplied or to be supplied by or on behalf of HAGLER BAILLY for inclusion or incorporation by reference in the Joint Proxy Statement will, at the dates mailed to stockholders and at the times of the

HAGLER BAILLY Stockholders' Meeting and the PHB Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the HAGLER BAILLY Stockholders' Meeting any event or circumstance relating to HAGLER BAILLY or any of its affiliates, or its or their respective officers or directors, should be discovered by HAGLER BAILLY that should be set forth in a supplement to the Joint Proxy Statement, HAGLER BAILLY shall promptly inform PHB.


     SECTION 7.5. Further Action; Best Efforts.

          (a) Each of the parties shall use reasonable best efforts to take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, including using its reasonable best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Government Entities and parties to contracts with PHB and HAGLER BAILLY as are necessary for the transactions contemplated herein.

          (b) Each party shall use its reasonable best efforts to refrain from taking any action, or entering into any transaction, which would cause any of its representations or warranties contained in this Agreement to be untrue or result in a breach of any covenant made by it in this Agreement.

          (c) Each of the parties to this Agreement shall use reasonable best efforts to consummate and effect this Agreement and the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement.


     SECTION 7.6. Public Announcements.

     HAGLER BAILLY and PHB shall consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated hereunder and shall not issue any such press release or make any such public statement prior to such consultation; provided that, either HAGLER BAILLY or PHB may issue a news release or public announcement without the consent of the other party if required by law after providing a copy and the opportunity to comment to the other party.


     SECTION 7.7. No Solicitation.

     From and after the date hereof:

          (a) Neither PHB nor HAGLER BAILLY, or any of their respective affiliates or any person acting on their behalf shall, directly or indirectly, initiate, solicit, encourage or otherwise facilitate (including by way of furnishing information) any inquiries or the making of any proposal, or offer with respect to a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving, or any purchase or sale of all or any significant portion of the Assets, or 20% or more of the equity securities of, it or any of its Subsidiaries, except: (i) discussions or other transactions disclosed in Section 14.8 of the PHB Disclosure or the HAGLER BAILLY Disclosure and (ii) discussions or other transactions relating to acquisitions or mergers, investments, joint ventures or alliances involving HAGLER BAILLY for which the valuation for such transaction is less than $20,000,000. Any such inquiry, proposal or offer (other than acquisitions or mergers, investments, joint ventures or alliances (i) involving HAGLER BAILLY for which the valuation for such transaction is less than $20,000,000 or (ii) disclosed in Section 14.8 of the PHB Disclosure or the HAGLER BAILLY Disclosure) being hereinafter referred to as an "Acquisition Proposal"). HAGLER BAILLY and PHB each further agrees that neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that it shall direct and use its reasonable best efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, directly or indirectly, have any discussion with or provide any confidential information or data to any person relating to an Acquisition Proposal or engage in any negotiations concerning an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal or accept an Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent either HAGLER BAILLY or PHB or either of their Board of Directors from (A) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal; (B) engaging in any discussion or negotiations with, or providing any information to, any person in response to an unsolicited bona fide written Acquisition Proposal by any such person; or
     (C) recommending such an unsolicited bona fide written Acquisition Proposal to the stockholders of HAGLER BAILLY or PHB, as the case may be, if and only to the extent that, in any such case as is referred to in clause (B) or (C), (i) the Board of Directors of HAGLER BAILLY or PHB, as the case may be, concludes in good faith (after consultation with its financial advisors) that such Acquisition Proposal is reasonably capable of being completed, taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, and would, if consummated, result in a transaction more favorable to HAGLER BAILLY's or PHB's stockholders, as the case may be, from a financial and strategic point of view than the transaction contemplated by this Agreement (any such more favorable Acquisition

     Proposal being referred to in this Agreement as a "Superior Proposal"),
     (ii) the Board of Directors of HAGLER BAILLY or PHB, as the case may be, determines in good faith after consultation with legal counsel that such action is necessary for its Board of Directors to act in a manner consistent with its fiduciary duties under applicable law, (iii) prior to providing any information or data to any person in connection with an Acquisition Proposal by any such person, such Board of Directors receives from such person an executed confidentiality agreement on terms substantially similar to those contained in the confidentiality agreement previously entered into between HAGLER BAILLY and PHB in connection with their consideration of the Merger and (iv) prior to providing any information or data to any person or entering into discussions or negotiations with any person, the Board of Directors of HAGLER BAILLY or PHB, as the case may be, notifies the other party, immediately of such inquiries, proposals or offers received by, any such information requested from, or any such discussions or negotiations sought to be initiated or continued with(including notification of any changes in the status of such inquiries, proposals, offers, negotiations or discussions), any of its representatives indicating, in connection with such notice, the name of such person, the nature of the discussions and negotiations, and the terms and conditions of any proposals or offers. HAGLER BAILLY and PHB each agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. HAGLER BAILLY and PHB each agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 7.7. HAGLER BAILLY and PHB each agrees that it shall keep the other informed, on a current basis, of the status and terms of any such proposals or offers and the status of any such discussions or negotiations.

          (b) Except in connection with any potential change in the terms of this Agreement in response to any Acquisition Proposal as contemplated by
     Section 7.7(a) and Section 9.1(g), neither HAGLER BAILLY nor PHB will take any initiatives involving the other party that would otherwise require such other party to make a public announcement, make any public comment or proposal with respect to any Acquisition Proposal with respect to such other party, become a member of a "group" within the meaning of Section 13(d) of the Exchange Act, enter into any discussions, negotiations, arrangements or understanding with any third party with respect to any of the foregoing or otherwise seek to control or influence the other party, in all cases except as expressly contemplated by this Agreement. HAGLER BAILLY and PHB agree that each will notify the other immediately if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with, either HAGLER BAILLY or PHB or any of their respective affiliates or representatives regarding any Acquisition Proposal with respect to such other party.


     SECTION 7.8. Employees.

     In the event that after the Merger, the management of PHB and HAGLER BAILLY deem the elimination of certain positions to be necessary, the employees of PHB and HAGLER BAILLY shall be treated equally in effecting the elimination of such positions. HAGLER BAILLY agrees to continue all base compensation and employee benefit plans maintained by PHB for employees of the Surviving Corporation generally on the terms and conditions as currently in effect at least until December 31, 1998. HAGLER BAILLY agrees to treat the full period of services rendered by employees of PHB at PHB, any PHB Subsidiary, Dickenson & O'Brien and Freeman & Mills as if it had been service with the Surviving Corporation for purposes of the employee benefit plans of HAGLER BAILLY. HAGLER BAILLY agrees to cause the Surviving Corporation to pay bonuses in 1998 as determined in accordance with the bonus structure set forth in Section 14.8 of the PHB Disclosure.


     SECTION 7.9. Affiliate Agreements.

     Section 14.8 of the PHB Disclosure and the HAGLER BAILLY Disclosure set forth those persons who may be deemed to be "affiliates" of each of PHB and HAGLER BAILLY, as applicable, as such term is used in SEC Accounting Series Release Number 130 and Release Number 135 and Rule 145 under the Securities Act (collectively, the "Affiliates"). Each of PHB and HAGLER BAILLY shall deliver or cause to be delivered to the other party, on or before the Effective Time, from each of the Affiliates, a written agreement in the form attached hereto as Exhibit C-1 (the "HAGLER BAILLY Affiliate Agreement") or Exhibit C-2 (the "PHB Affiliate Agreement", and together with the HAGLER BAILLY Affiliate Agreement, the "Affiliate Agreements"), as applicable. If any Affiliate refuses to execute the applicable Affiliate Agreement, HAGLER BAILLY shall be entitled to place appropriate legends on the certificates evidencing the HAGLER BAILLY Common Stock to be received by such Affiliate pursuant to the terms of this Agreement, and to issue appropriate stock transfer instructions to the transfer agent for HAGLER BAILLY Common Stock, to the effect that the shares received or to be received by such Affiliate pursuant to this Agreement may only be sold, transferred or otherwise conveyed, and the holder thereof may only reduce his interest in or risks relating to such shares, pursuant to the requirements set forth in the applicable Affiliate Agreement.

     SECTION 7.10. PHB Stockholders' Certificate.

     Prior to the PHB Stockholders' Meeting, PHB shall have obtained from each of the PHB Stockholders, and shall have provided to HAGLER BAILLY, a certificate in the form set forth as Exhibit D hereto (the "PHB Stockholder's Certificate").


     SECTION 7.11. Pooling Accounting.

     HAGLER BAILLY and PHB shall each use its reasonable best efforts to cause the business combination to be effected by the Merger to be accounted for as a pooling of interests. Each of HAGLER BAILLY and PHB shall use its reasonable best efforts to cause its Affiliates not to take any action that would adversely affect the ability of HAGLER BAILLY to account for the business combination to be effected by the Merger as a pooling of interests.


     SECTION 7.12. Registration Rights and Tag Along Agreement.

     HAGLER BAILLY shall execute at or before the Effective Time an agreement in form substantially as set forth in Exhibit B providing, among other things, that the PHB Stockholders shall have certain registration and "tag-along" rights with respect to the HAGLER BAILLY Common Stock.


     SECTION 7.13. Post-Merger Management of HAGLER BAILLY and PHB.

          (a)  Pursuant to the terms of their respective Employment Agreements:

               (i) William Dickenson ("Dickenson") shall report directly to the Chief Executive Officer of HAGLER BAILLY and hold the position of Executive Vice President and Chief Operating Officer of HAGLER BAILLY as of the date immediately following the Effective Time. Dickenson shall have overall responsibility for all HAGLER BAILLY operations and shall have specific responsibility for all United States and Canadian operations of the Surviving Corporation and HAGLER BAILLY and for the integration of PHB and HAGLER BAILLY;

               (ii) Dickenson shall become a member of the Management  Committee
                    of  Hagler   Bailly   Consulting,   Inc.   ("HAGLER   BAILLY
                    Consulting");

              (iii) Dickenson shall hold the position of Chief Executive
                    Officer of the Surviving Corporation until the full integration of the Surviving Corporation and HAGLER BAILLY Consulting at which time he shall hold the position of Chief Executive Officer of PHB HAGLER BAILLY (as defined below);

               (iv) Dickenson shall become President and Chief Executive Officer of HAGLER BAILLY as of January 1, 2000;

               (v) Alain Streicher shall hold the position of Executive Vice President of HAGLER BAILLY as of the date immediately following the Effective Time and shall have specific responsibility for all international (other than Canada) operations of HAGLER BAILLY and the Surviving Corporation; and

               (vi) Howard Pifer ("Pifer"), Dickenson, Fred Baird, Neill
                    Freeman, and James Speyer shall each hold the position of
                    Section 16 Executive Officer of HAGLER BAILLY as of the date immediately following the Effective Time with reporting obligations to the Chief Executive Officer of HAGLER BAILLY.

          (b) After the Effective Time, HAGLER BAILLY and PHB anticipate the following management designations:

               (i) Jassi Cheema shall become a member of the Surviving Corporation's Executive Committee; and

               (ii) HAGLER BAILLY shall create an Executive Management Committee of no more than six Executive Officers to provide high level strategic advice to the Chief Executive Officer of HAGLER BAILLY.

          (c) After the Effective Time, HAGLER BAILLY and PHB anticipate the following organizational designations:

               (i) The Strategy and Economics practices of HAGLER BAILLY Consulting, the practices of TB&A Group, Inc. ("TBA"), and the practices of the Surviving Corporation will be carefully coordinated and integrated, and HAGLER BAILLY Consulting and TB&A will be merged with and into the Surviving Corporation, on or after January 1, 1999, but no later than April 1, 1999. The surviving corporation of such merger shall be named PHB HAGLER BAILLY, INC. ("PHB HAGLER BAILLY"); and

               (ii) The existing offices of HAGLER BAILLY and PHB will be identified both as HAGLER BAILLY (the main name of the company) and PHB HAGLER BAILLY. HAGLER BAILLY and

                    PHB agree that research and information-based services and information technology services can be managed and go to market under separate HAGLER BAILLY units such as HAGLER BAILLY RESEARCH and HAGLER BAILLY SOLUTIONS.

          (d) PHB and HAGLER BAILLY acknowledge and agree that by January 31, 1999 HAGLER BAILLY shall use its reasonable best efforts, to the extent legally and contractually permitted, to eliminate operations or divest HAGLER BAILLY's public sector environmental practice that is in conflict with the combined PHB and HAGLER BAILLY private sector consulting business. PHB and HAGLER BAILLY will set up an Environmental Conflict Review Committee (the "ECR Committee"), to include John Butler, Ken Rubin and Jay Stanford, to review actual or perceived conflicts in existing and proposed future contracts in the environmental consulting area and develop solutions to conflict issues. The ECR Committee will act by consensus, if possible, with appeal to the Chief Executive Officer of HAGLER BAILLY when the ECR Committee does not reach consensus. It is agreed that those contracts listed on Schedule A will be subject to review. Prior to the elimination of operations or any divestiture, HAGLER BAILLY and PHB will use their reasonable best efforts to reduce the impact of any conflicts in their environmental practices. Contemporaneously with the execution of the Agreement, HAGLER BAILLY and PHB will announce their intention to eliminate environmental practice conflicts.


     SECTION 7.14. Post-Merger Board of Directors of HAGLER BAILLY.

          (a)  On the date immediately following the Effective Time:

               (i) the number of members of the Board of Directors of HAGLER BAILLY shall be increased by two (2);

               (ii) Pifer shall become a director of HAGLER BAILLY in the class of directors the term for which expires in 2001 and Chairman of the Board of Directors of HAGLER BAILLY until December 31, 1999; and

              (iii) R. Gene Brown shall become a director of HAGLER BAILLY in the class of directors the term for which expires in 2000.

          (b)  After the Effective Time:

               (i) Dickenson will be elected to the Board of Directors of HAGLER BAILLY to fill any vacancy that arises and, in any event, shall be nominated to the Board of Directors of HAGLER BAILLY not later than the Annual Meeting of Stockholders of HAGLER BAILLY in 1999 to serve in the class of directors the term for which expires in 2002; and

               (ii) Henri-Claude Bailly shall become Chairman of the Board of
                    HAGLER BAILLY on January 1, 2000.


                                  ARTICLE VIII
                               CLOSING CONDITIONS


     SECTION 8.1. Conditions to Obligations of HAGLER BAILLY, Merger Sub and PHB to Effect the Merger.

     The respective obligations of HAGLER BAILLY, Merger Sub and PHB to effect the Merger and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law:

          (a) Legal Proceedings. No action or proceeding before any Government Entity shall have been instituted or threatened (and not subsequently settled, dismissed, or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the Merger or other transactions contemplated by this Agreement other than an action or proceeding instituted or threatened by HAGLER BAILLY, Merger Sub or PHB, as applicable.

          (b) Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the requisite vote of PHB Stockholders and the HAGLER BAILLY Stockholders in accordance with applicable law.

          (c) Pooling of Interests. Each of HAGLER BAILLY and PHB shall have received a letter from Ernst & Young L.L.P., in form and substance reasonably satisfactory to HAGLER BAILLY and PHB, to the effect that the transactions contemplated hereby will qualify for "pooling of interests" accounting.

          (d) Tax-free Reorganization. HAGLER BAILLY and PHB shall have received reasonable assurances from Ernst & Young L.L.P., in form and substance reasonably satisfactory to HAGLER BAILLY and PHB, that the

     Merger will constitute a "reorganization" of Merger Sub and PHB within the meaning of Section 368 of the Code.

          (e) Employment Agreements. The Employment Agreements shall remain binding and enforceable legal obligations of the parties thereto.


     SECTION 8.2. Additional Conditions to Obligations of HAGLER BAILLY.

     The obligations of HAGLER BAILLY and Merger Sub to effect the Merger and the other transactions contemplated in this Agreement are also subject to the fulfillment at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law:

          (a) Representations and Warranties. The representations and warranties of PHB made in this Agreement shall be true and correct in all material respects on and as of the Effective Time with the same effect as though such representations and warranties had been made on and as of the Effective Time, except for representations and warranties that speak as of a specific date or time (which need only be true and correct in all material respects as of such date or time). HAGLER BAILLY shall have received a certificate signed on behalf of PHB by the chief executive officer of PHB to that effect.

          (b) Agreements and Covenants. The agreements and covenants of PHB required to be performed on or before the Effective Time shall have been performed in all material respects. HAGLER BAILLY shall have received a certificate signed on behalf of PHB by the chief executive officer of PHB to that effect.

          (c) Dissenting Shares. The aggregate number of Dissenting Shares shall not constitute more than ten percent (10%) of PHB Common Stock outstanding on the Merger Date.

          (d) No PHB Material Adverse Effect. Since the date of this Agreement, no PHB Material Adverse Effect shall have occurred and be continuing.

          (e) Required Consents. PHB shall have delivered to HAGLER BAILLY at or before Closing all consents or notices necessary to be obtained or made by PHB in connection with the transactions contemplated by this Agreement.

          (f) Escrow Agreement. HAGLER BAILLY, Merger Sub, the Escrow Agent and the Stockholders' Representative shall enter into the Escrow Agreement at or before the Effective Time in a form substantially similar to

     Exhibit A, pursuant to which the Escrow Stock shall have been retained in escrow.

          (g) Affiliate Agreement. HAGLER BAILLY shall have received from each of the Affiliates of PHB an executed PHB Affiliate Agreement in the form set forth as Exhibit C-2 which shall be in full force and effect.

          (h) Legal Opinion. HAGLER BAILLY shall have received an opinion from the Corporate Counsel of PHB, substantially in the form of Exhibit E hereto.

          (i) Capitalization Certificate. HAGLER BAILLY shall have received a capitalization certificate in the form set forth as Exhibit G from the Clerk of PHB relating to, among other things, capitalization of PHB.

          (j) Termination of Stock Purchase Agreement and Stock Option Plans. PHB shall have terminated the PHB Stock Purchase Agreement dated October 1, 1984, as amended and the PHB Stock Option Plans.

          (k) Option Exercises and Cancellations. PHB shall provide evidence reasonably satisfactory to HAGLER BAILLY that all outstanding PHB Options shall have been terminated by exercise or cancellation on or before the Effective Time such that no holder of a PHB Option or participant or former participant in the PHB Stock Option Plans shall have any right to purchase shares of PHB Common Stock or any other equity interest in PHB or the Surviving Corporation.

          (l) Stock Repurchase Certificate. HAGLER BAILLY shall have received a certificate from the President of PHB certifying that no shares of PHB Common Stock are subject to repurchase by PHB as of the Effective Time.

          (m) Certain Directors Shall Not Dissent. None of the directors of PHB who shall have voted to approve this Agreement, the Merger and the transactions contemplated hereby at the meeting of the Board of Directors of PHB held on June 9, 1998, shall have objected to the Merger in writing or demanded payment for any shares of PHB Common Stock in accordance with
     Section 156B ss. 86 of the MBCL prior to the Effective Time.

          (n) Other Closing Documents. PHB shall have executed and/or delivered to Hagler Bailly such additional documents, certificates, opinions and agreements as Hagler Bailly may reasonably request.

     SECTION 8.3. Additional Conditions to Obligations of PHB.

     The obligations of PHB to effect the Merger and the other transactions contemplated in this Agreement are also subject to the fulfillment at or prior to the Effective Time of the following conditions any or all of which may be waived, in whole or in part, to the extent permitted by applicable law:

          (a) Representations and Warranties. The representations and warranties of HAGLER BAILLY and Merger Sub made in this Agreement shall be true and correct in all material respects on and as of the Effective Time with the same effect as though such representations and warranties had been made on and as of the Effective Time, except for representations and warranties that speak as of a specific date or time other than the Effective Time (which need only be true and correct in all material respects as of such date or time). PHB shall have received a certificate of the chief executive officer of HAGLER BAILLY to that effect.

          (b) Agreements and Covenants. The agreements and covenants of HAGLER BAILLY and Merger Sub required to be performed on or before the Effective Time shall have been performed in all material respects. PHB shall have received a certificate of the chief executive officer of HAGLER BAILLY to that effect.

          (c) No HAGLER BAILLY Material Adverse Effect. Since the date of this Agreement, no HAGLER BAILLY Material Adverse Effect shall have occurred and be continuing.

          (d) Required Consents. HAGLER BAILLY shall have delivered to PHB at or before Closing all consents or notices necessary to be obtained or made by HAGLER BAILLY in connection with the transactions contemplated by this Agreement.

          (e) Affiliate Agreement. PHB shall have received from each of the Affiliates of HAGLER BAILLY an executed HAGLER BAILLY Affiliate Agreement in the form set forth as Exhibit C-1 which shall be in full force and effect.

          (f) Legal Opinion. PHB shall have received an opinion from the General Counsel of HAGLER BAILLY, substantially in the form of Exhibit F hereto.

          (g) Registration Rights Agreement. HAGLER BAILLY shall execute at or before Closing an agreement in form substantially as set forth in Exhibit B providing, among other things, that the PHB Stockholders shall have certain "piggy-back" registration rights with respect to the HAGLER BAILLY Common Stock issued pursuant to the Merger.

          (h) Other Closing Documents. HAGLER BAILLY shall have executed and/or delivered to PHB such additional documents, certificates, opinions and agreements as PHB may reasonably request.


                                   ARTICLE IX
                        TERMINATION, AMENDMENT AND WAIVER

     SECTION 9.1. Termination.

     This Agreement may be terminated at any time prior to the Effective Time:

          (a) by mutual written consent of each of HAGLER BAILLY and PHB;

          (b) by HAGLER BAILLY if PHB shall have materially breached any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation or warranty shall have become materially untrue, in any such case such that the conditions precedent to the obligations of HAGLER BAILLY to close specified in Section 8.2 will not be satisfied and such breach has not been promptly cured within thirty (30) days following receipt by PHB of written notice of such breach;

          (c) by PHB if HAGLER BAILLY or Merger Sub shall have materially breached any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation or warranty shall have become materially untrue, in any such case such that the conditions precedent to the obligation of PHB to close specified in Section 8.3, will not be satisfied and such breach has not been promptly cured within thirty
     (30) days following receipt by HAGLER BAILLY of written notice of such breach;

          (d) by either HAGLER BAILLY or PHB if any decree, permanent injunction, judgment, order or other action by any court of competent jurisdiction or any Government Entity preventing or prohibiting consummation of the Merger shall have become final and nonappealable; or

          (e) by either HAGLER BAILLY or PHB if the Effective Time has not occurred on or prior to October 31, 1998 upon giving written notice of such termination to the other party (unless such date shall be extended by the mutual written consent of the parties); provided, that the right to terminate this Agreement under this Section 9.1(e) shall not be available to any party whose breach of representations, warranties, covenants or agreements contained in this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by such date or the inability of such condition to be satisfied.

          (f) by HAGLER BAILLY if the Agreement shall fail to receive the requisite vote for approval and adoption by the stockholders of PHB at the PHB Stockholders' Meeting or by PHB if the issuance of shares of HAGLER BAILLY Common Stock in connection with the Merger shall fail to receive the requisite vote for approval by the stockholders of HAGLER BAILLY at the HAGLER BAILLY Stockholders' Meeting;

          (g) by either HAGLER BAILLY or PHB, upon five business days' prior notice to the other, if, as a result of a Superior Proposal received by such party from a person other than a party to this Agreement or any of its affiliates, the Board of Directors of such party determines in good faith that their fiduciary obligations under applicable law require that such Superior Proposal be accepted; provided, however, that (i) the Board of Directors of such party shall have concluded in good faith, after considering applicable provisions of law and after giving effect to all concessions which may be offered by the other party pursuant to clause (ii) below, on the basis of advice of counsel, that such action is necessary for such Board of Directors to act in a manner consistent with its fiduciary duties under applicable laws and (ii) prior to any such termination, such party shall, and shall cause its respective financial and legal advisors to, negotiate with the other party to this Agreement to make such adjustments in the terms and conditions of this Agreement as would enable such party to proceed with the transactions contemplated hereby; provided, however, that it shall be a condition to termination by either party pursuant to this Section 9.1(g) that the terminating party shall have made the payment of the Alternative Transaction Fee to the non-terminating party required by Section 9.2(b).


     SECTION 9.2. Effect of Termination.

          (a) If this Agreement is terminated pursuant to Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto, except that the provisions of Sections 6.3, 7.2, 9.2 and 11.12 shall not be extinguished but shall survive such termination. For any breach of a representation or warranty set forth in this Agreement, the sole remedy shall be termination of this Agreement by the non-breaching party in accordance with Sections 9.1(b) or 9.1(c), as applicable. For any breach of any other covenant or agreement in this Agreement, each party shall be entitled to terminate this Agreement, as applicable, and shall be entitled to any remedies at law or in equity for such breach.

          (b) HAGLER BAILLY and PHB agree that if either party shall terminate this Agreement pursuant to (i) Section 9.1(f) and a Competing Transaction shall have been proposed publicly or been otherwise made available to at least a majority of the stockholders of HAGLER BAILLY or

     PHB, or (ii) Section 9.1(g), then the party who is the subject of the Superior Proposal or Competing Transaction shall pay to the other party an amount equal to the sum of $10,000,000 (the "Alternative Transaction Fee").

     A "Competing Transaction" means any of the following other than the Merger: any proposed (i) merger, consolidation, share exchange, business combination or other similar transaction involving HAGLER BAILLY or PHB, (ii) sale, lease, exchange transfer or other disposition directly or indirectly of 50% or more of the consolidated assets of HAGLER BAILLY or PHB and their respective subsidiaries, taken as a whole, or (iii) transaction in which any person shall acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Securities Exchange Act of 1934, as amended) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 50% or more of the outstanding voting capital stock of HAGLER BAILLY or PHB.


     SECTION 9.3. Amendment.

     This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after approval of this Agreement and the Merger by the stockholders of each of PHB and HAGLER BAILLY, no amendment may be made which would reduce the amount or change the type of consideration into which each share of PHB Common Stock shall be converted pursuant to this Agreement upon consummation of the Merger. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.


     SECTION 9.4. Waiver.

     At any time prior to the Effective Time, one party may:

          (a) extend the time for the performance of any of the obligations or other acts of the other parties,

          (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement of the other parties; and

          (c) waive compliance by the other party with any of the agreements or conditions contained in this Agreement.

     Any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.


                                    ARTICLE X
         SPECIAL TAX INDEMNITY AGREEMENT; ESCROW ARRANGEMENTS; REMEDIES


     SECTION 10.1. Survival of Special Tax Indemnity.

     The tax indemnity agreement set forth below in Section 10.2 shall survive for a period of one year after the Effective Time (the "Claims Deadline"). Notwithstanding anything herein to the contrary, (a) any indemnity which is the subject of a Permitted Claim (as defined below) which is asserted in writing prior to the Claims Deadline shall survive with respect to such Permitted Claim until the final resolution thereof and (b) the parties acknowledge and agree that HAGLER BAILLY shall have the right to assert a claim pursuant to Section
10.2 prior to the actual incurrence of any Losses by any HAGLER BAILLY Indemnified Person as long as such claim otherwise complies with Section 10.2(a).


     SECTION 10.2. Special Tax Indemnification; Escrow Arrangements.

     Each PHB Stockholder hereby agrees to indemnify and hold HAGLER BAILLY, the Surviving Corporation, and any entity that is a member of an "affiliated group" (as defined in Section 1504 of the Internal Revenue Code) that includes the Surviving Corporation (collectively, the "HAGLER BAILLY Indemnified Persons") harmless (but only to the extent of such PHB Stockholder's pro rata share of the Escrow Stock) with respect to any Losses imposed upon or incurred by any HAGLER BAILLY Indemnified Person, computed and discharged as follows:

          (a) The only Losses for which indemnification is provided pursuant to this Article X, and the only claims which shall constitute Permitted Claims, shall be those which:

               (i) are specifically attributable to Taxes of PHB and its Subsidiaries during any periods ending on or prior to December 31, 1997 in excess of the Taxes actually paid by PHB and its Subsidiaries with respect to such periods,

               (ii) which result from any audit or other examination, or any judicial or administrative proceeding, relating to liability or adjustments with respect to Taxes (each referred to herein as a "Proceeding"):

                    (A) which is commenced prior to the Claims Deadline, or

                    (B) with respect to which the HAGLER BAILLY Indemnified
               Person receives specific notice, whether written or oral, from any agent or representative of a state or federal authority prior to the Claims Deadline, and

               (iii) for which notice is properly given by a HAGLER BAILLY Indemnified Person prior to the Claims Deadline in accordance with the provisions of Section 2.1 of the Escrow Agreement.

          (b) For the purposes of Article X, any Losses shall be reduced by any net tax benefit received or realized by the HAGLER BAILLY Indemnified Person resulting from the payment of the Taxes (and associated Losses) being indemnified hereunder.

          (c) The indemnification obligation of each PHB Stockholder pursuant to this Article X shall be several, and not joint, and the sole and exclusive remedy of each and every HAGLER BAILLY Indemnified Person under this
     Article X shall be to seek compensation for any and all Losses solely from the Escrow Stock pursuant to the terms and conditions of the Escrow Agreement.


                                   ARTICLE XI
                               GENERAL PROVISIONS


     SECTION 11.1. Nonsurvival of Representations, Warranties and Agreements.

     The representations, warranties, covenants and agreements in this Agreement (and in any certificate delivered in connection with the Closing) shall be deemed to be conditions to the Merger and shall not survive the Effective Time or termination of this Agreement, except for the agreements set forth in Articles I (the Merger) and II (Conversion of Securities; Exchange of Certificates), and Section 7.8 (Employees), each of which shall survive the Effective Time indefinitely; Section 10.2 (Special Tax Indemnification), which shall survive for a period of one year after the Effective Time; and Sections
6.3 (Non-Solicitation Covenant of PHB and HAGLER BAILLY), 7.2 (Confidentiality),
9.2 (Effect of Termination), 11.7 (Specific Performance) as it relates to the other provisions surviving termination of this Agreement and 11.12 (Fees and Expenses), each of which shall survive termination of this Agreement indefinitely.


     SECTION 11.2. Notices.

     All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

                           (a)      If to HAGLER BAILLY:

                           HAGLER BAILLY, Inc.
                           1530 Wilson Boulevard
                           Arlington, Virginia  22209
                           Telecopier No.: (703) 528-8573
                           Attention: Stephen V.R. Whitman

                           With a copy (which shall not constitute notice) to:

                           Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C.  20004
                           Telecopier No.: (202) 637-5910
                           Attention: David B.H. Martin, Jr.

                           (b)      If to PHB:

                           Putnam, Hayes & Bartlett, Inc.
                           One Memorial Drive
                           Cambridge, MA  02142
                           Telecopier No.:  (617) 225-0218
                           Attention:  Barbara Levine

                           With a copy (which shall not constitute notice) to:

                           McDermott, Will & Emery
                           227 West Monroe Street
                           Chicago, Illinois  60606-5096
                           Telecopier No.: (312) 984-7700
                           Attention:  William J. McGrath

     SECTION 11.3. Certain Definitions.

     For purposes of this Agreement, the term:

          (a) "affiliate" means a person that directly or indirectly, through one or more intermediaries, is controlled by or is under common control with the first mentioned person.

          (b) "Assets" shall mean the assets, rights and properties, whether owned, leased or licensed, real, personal or mixed, tangible or intangible, that are used, or held for use in connection with the business of an entity.

          (c) "business day" shall mean any day other than a day on which banks in the District of Columbia are authorized or obligated to be closed.

          (d) "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise.

          (e) "Encumbrances" means mortgages, liens, pledges, encumbrances, security interests, deeds of trust, options, encroachments, reservations, orders, decrees, judgments, restrictions, charges, contract rights or claims of any kind.

          (f) "Government Entity" means any United States or other national, state, municipal or local government, domestic or foreign, any subdivision, agency, entity, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.

          (g) "HAGLER BAILLY Disclosure" shall mean the HAGLER BAILLY Disclosure Index and underlying documents provided to PHB pursuant to the Due Diligence Request Agreement dated March 22, 1998 between HAGLER BAILLY and PHB (the "Due Diligence Agreement").

          (h) "HAGLER BAILLY Material Adverse Effect" means any material adverse effect on the Assets or the business, financial condition or results of operations of HAGLER BAILLY and the HAGLER BAILLY Subsidiaries taken as a whole.

          (i) "including" means "including but not limited to."

          (j) "Laws" means all foreign, federal, state and local laws, statutes, ordinances, regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities.

          (k) "Losses" means all losses, causes of action, assessments, damages, liabilities, including, without limitation, interest, penalties, costs and expenses, and reasonable attorneys' fees and disbursements.

          (l) "person" means an individual, corporation, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act).

          (m) "PHB Disclosure" shall mean the PHB Disclosure Index and underlying documents provided to HAGLER BAILLY pursuant to the Due Diligence Agreement.

          (n) "PHB Material Adverse Effect" means any material adverse effect on the Assets or the business, financial condition or results of operations of PHB and the PHB Subsidiaries taken as a whole.

          (o) "Subsidiary" means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other Subsidiary) (i) owns, directly or indirectly, fifty percent (50%) or more of the stock, partnership interests or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, joint venture or other legal entity; or (ii) possesses, directly or indirectly, control over the direction of management or policies of such corporation, partnership, joint venture or other legal entity (whether through ownership of voting securities, by agreement or otherwise).

          (p) "Taxes" shall mean all federal, state, local and foreign taxes (including income, profit, franchise, sales, use, real property, personal property, ad valorem, excise, employment, social security and wage withholding taxes) and installments of estimated taxes, assessments, deficiencies, levies, imports, duties, license fees, registration, fees, withholdings or other similar charges of every kind, character or description imposed by any governmental authorities, and any interest, penalties or additions to tax imposed thereon or in connection therewith.


     SECTION 11.4. Headings.

     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 11.5. Severability.

     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.


     SECTION 11.6. Entire Agreement.

     This Agreement (together with the Exhibits, the Schedules and the other documents delivered pursuant hereto), together with the Related Agreements, constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.


     SECTION 11.7. Specific Performance.

     The transactions contemplated by this Agreement are unique. Accordingly, each of the parties acknowledges and agrees that, in addition to all other remedies to which it may be entitled, each of the parties hereto is entitled to a decree of specific performance, provided such party is not in material default hereunder.


     SECTION 11.8. Assignment.

     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.


     SECTION 11.9. Third Party Beneficiaries.

     This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     SECTION 11.10. Governing Law.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.


     SECTION 11.11. Counterparts.

     This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


     SECTION 11.12. Fees and Expenses.

     Except as otherwise provided for in this Agreement, each party hereto shall pay its own fees, costs and expenses incurred in connection with this Agreement and in the preparation for and consummation of the transactions provided for herein.

     IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT AND PLAN OF MERGER to be executed and delivered as of the date first written above.

                                HAGLER BAILLY, INC.


                                By:      /s/ Henri-Claude Bailly
                                         ------------------------------------
                                Name:    Henri-Claude Bailly
                                Title:   President and Chief Executive Officer


                                PHB MERGER CORP.


                                By:      /s/ Henri-Claude Bailly
                                         ------------------------------------
                                Name:    Henri-Claude Bailly
                                Title:   President, Secretary and Treasurer


                                PUTNAM, HAYES & BARTLETT, INC.


                                By:      /s/ William Dickenson
                                         ------------------------------------
                                Name:    William Dickenson
                                Title:   President and Chief Executive Officer

Schedules
---------

Schedule A                 Contracts for Review

Exhibits
--------

Exhibit A             Escrow Agreement
Exhibit B             Registration Rights Agreement
Exhibit C-1           Form of HAGLER BAILLY Affiliate Agreement
Exhibit C-2           Form of PHB Affiliate Agreement
Exhibit D             Form of PHB Stockholder's Certificate
Exhibit E             Form of Legal Opinion of PHB's Corporate Counsel
Exhibit F             Form of Legal Opinion of HAGLER BAILLY's General Counsel
Exhibit G             Form of PHB Capitalization Certificate
Exhibit H             PHB Bylaws

Index of Defined Terms
----------------------

      Section
      -------
Acquisition Proposal......................................             7.7(a)
Affiliate Agreements......................................                7.9
Affiliate and/or Affiliate................................       7.9; 11.3(a)
Agreement ................................................           PREAMBLE
Alternative Transaction Fee...............................             9.2(b)
Articles of Merger........................................                1.2
Assets....................................................            11.3(b)
Audited Financial Statements..............................                3.6
Balance Sheet Date........................................                3.6
Blue Sky Laws.............................................             3.5(a)
Business day..............................................            11.3(c)
Claims Deadline...........................................               10.2
Code......................................................                1.8
Competing Transaction.....................................                9.2
Confidentiality Agreement.................................                7.2
Control, controlled by, under common control with.........            11.3(d)
Delaware Articles of Merger...............................                1.2
DGCL......................................................                1.1
Dickenson.................................................            7.12(a)
Dissenting Shares.........................................                2.5
Due Diligence Agreement...................................            11.3(g)
ECR Committee.............................................            7.13(d)
Effective Time............................................                1.2
Employment Agreements.....................................           PREAMBLE
Encumbrances..............................................            11.3(e)
Environmental Laws........................................            3.10(b)
ERISA.....................................................            3.12(a)
Escrow Agent..............................................           PREAMBLE
Escrow Agreement..........................................           PREAMBLE
Escrow Stock..............................................             2.2(a)
Escrow Stock Certificate..................................             2.4(b)
Exchange Act..............................................               3.22
Exchange Agent............................................             2.3(a)
Financial Statements......................................                3.6
Government Entity.........................................            11.3(f)
HAGLER BAILLY.............................................           PREAMBLE
HAGLER BAILLY Affiliate Agreement.........................               7.11
HAGLER BAILLY Benefit Plan................................               4.12
HAGLER BAILLY Common Stock................................           PREAMBLE
HAGLER BAILLY Commonly Controlled Entity..................               4.12
HAGLER BAILLY Consulting, Inc.............................            7.12(a)

                                                                      Section
                                                                      -------
HAGLER BAILLY Disclosure..................................            11.3(g)
HAGLER BAILLY ERISA Plan..................................               4.12
HAGLER BAILLY Indemnified Person..........................               10.2
HAGLER BAILLY Intellectual Property.......................               4.16
HAGLER BAILLY Material Adverse Effect.....................            11.3(h)
HAGLER BAILLY Material Contracts..........................                4.9
HAGLER BAILLY Permits.....................................               4.13
HAGLER BAILLY Real Property...............................               4.14
HAGLER BAILLY SEC Reports.................................             4.6(a)
HAGLER BAILLY Stock Option Plan...........................                4.3
HAGLER BAILLY Stockholders' Meeting.......................                7.3
HAGLER BAILLY Subsidiary..................................                4.1
HAGLER BAILLY Support Agreement...........................           PREAMBLE
Hazardous Materials.......................................            3.10(b)
Including.................................................            11.3(i)
Joint Proxy Statement.....................................                7.3
Laws......................................................            11.3(j)
Legend....................................................                2.9
Losses....................................................            11.3(k)
Massachusetts Articles of Merger..........................                1.2
MBCL......................................................                1.1
Merger....................................................                1.1
Merger Date...............................................                1.6
Merger Stock..............................................             2.1(a)
Merger Stock Certificate..................................             2.4(b)
Merger Sub................................................           PREAMBLE
Multiemployer Plan........................................            3.12(d)
Permitted Claims..........................................               10.2
Person....................................................            11.3(l)
PHB.......................................................           PREAMBLE
PHB Affiliate Agreement...................................                7.9
PHB Benefit Plan..........................................               3.12
PHB Certificate...........................................             2.1(a)
PHB Common Stock..........................................             2.1(a)
PHB Commonly Controlled Entity............................               3.12
PHB Disclosure............................................            11.3(m)
PHB ERISA Plan............................................               3.12
PHB HAGLER CONSULTING.....................................            7.12(b)
PHB Intellectual Property.................................               3.16
PHB Material Adverse Effect...............................            11.3(n)
PHB Material Contracts....................................                3.9
PHB Options...............................................                2.2

                                                                      Section
                                                                      -------
PHB Permits...............................................               3.13
PHB Real Property.........................................               3.14
PHB Stock Option Plans....................................                2.2
PHB Stockholder's Certificate.............................               7.10
PHB Stockholders..........................................             2.1(a)
PHB Stockholders' Meeting.................................                7.3
PHB Subsidiary............................................                3.1
PHB Support Agreement.....................................           PREAMBLE
Pifer.....................................................            7.12(a)
Preliminary Agreement.....................................                7.2
Pre-Surrender Dividends...................................                2.4
Proceeding................................................               10.2
Real Property.............................................               3.11
Related Agreements........................................           PREAMBLE
SEC.......................................................                4.6
Securities Act............................................                2.7
Stockholders' Representative..............................             2.2(b)
Subsidiary................................................            11.3(o)
Superior Proposal.........................................             7.7(a)
Surviving Corporation.....................................                1.1
Taxes.....................................................            11.3(p)
Unaudited Financial Statements............................                3.6

                                    EXHIBIT A

                            FORM OF ESCROW AGREEMENT


     THIS ESCROW AGREEMENT (the "Agreement") is entered into this ______ day of _____________, 1998, by and among HAGLER BAILLY, INC., a Delaware corporation ("Hagler Bailly"); PHB MERGER CORP., a Delaware corporation and a wholly-owned subsidiary of Hagler Bailly ("Merger Sub"), William Dickenson, acting by virtue of the Merger Agreement (as hereinafter defined) as the representative (the "Stockholders' Representative") of the stockholders (the "Company Stockholders") of Putnam Hayes & Bartlett, Inc., a Massachusetts corporation (the "Company") and State Street Bank and Trust Company, a Massachusetts banking corporation, as escrow agent (the "Escrow Agent").

     WHEREAS, Hagler Bailly, Merger Sub and the Company have entered into an Agreement and Plan of Merger, dated as of May __, 1998 (the "Merger Agreement"), providing for the merger of the Company with and into Merger Sub, pursuant to which the outstanding shares of common stock, par value $.01 per share, of the Company ("Company Common Stock") will be exchanged for shares of common stock, par value $0.01 per share, of Hagler Bailly ("Hagler Bailly Common Stock");

     WHEREAS, capitalized terms used but not defined herein have the meanings assigned to such terms in the Merger Agreement;

     WHEREAS, Section 2.2(a) of the Merger Agreement provides that at the Effective Time, Hagler Bailly shall deposit with the Escrow Agent One Hundred Fifty Thousand (150,000) of the aggregate number of shares of Hagler Bailly Common Stock issuable to the Company Stockholders in connection with the Merger ("Merger Stock");

     WHEREAS, as contemplated by Section 2.2(b) of the Merger Agreement, the Stockholders' Representative has been designated by the Company Stockholders as their attorney-in-fact and authorized and empowered to act, for and on behalf of any or all of the Company Stockholders (with full power of substitution in the premises), in connection with the indemnity provisions of the Merger Agreement, this Escrow Agreement, and such other matters as are reasonably necessary for the consummation of the transactions contemplated hereby and thereby; and

     WHEREAS, the Escrow Agent is willing to act in the capacity of Escrow Agent hereunder, subject to and upon the terms and conditions of this Agreement.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                  DESIGNATION OF ESCROW AGENT AND ESCROW STOCK

     1.1 Appointment of Escrow Agent. Hagler Bailly and the Stockholders' Representative hereby designate and appoint the Escrow Agent as escrow agent to receive, hold and disburse the Escrow Stock (as hereinafter defined), and the Escrow Agent hereby accepts such appointment and agrees to act in furtherance of the provisions of the Merger Agreement, but only upon the terms and conditions provided in this Agreement.

     1.2 Escrow Deposit. Hagler Bailly hereby delivers to the Escrow Agent, and the Escrow Agent hereby confirms receipt of one share certificate in the name of the Escrow Agent, representing the One Hundred Fifty Thousand (150,000) shares of Hagler Bailly Common Stock issuable in accordance with Section 2.2 of the Merger Agreement (the "Escrow Stock"). Schedule A hereto identifies the name, address and the percentage interest in the Escrow Stock of each Company Stockholder.

     1.3 Non-Taxable Stock Splits/Stock Dividends. Any and all securities, property or cash that would have been distributed to the holders of such Escrow Stock as a result of any non-taxable stock dividend, stock split, reclassification, recapitalization, merger, business combination, consolidation, sale of assets or similar transaction shall be deemed to be Escrow Stock and shall be subject to the terms hereof to the same extent as the original Escrow Stock.

     1.4 Voting Rights of Escrow Stock. All voting rights with respect to Escrow Stock shall be exercised by the Company Stockholders in accordance with their proportionate interests therein, and the Escrow Agent shall from time to time execute and deliver to the Company Stockholders such proxies, consents or other documents as may be necessary to enable such Company Stockholders to exercise such rights and which are delivered to the Escrow Agent for execution.

     1.5 Taxable Dividends and Distributions. Any cash dividends and any taxable stock dividends paid with respect to the Escrow Stock shall be paid by Hagler Bailly to the Company Stockholders in accordance with their respective interests in the Escrow Stock and shall not be subject to the terms of this Agreement.

     1.6 Value of Escrow Stock. For all purposes of this Agreement, including without limitation the distribution of Escrow Stock, the value of each share of Escrow Stock shall be equal to the reported closing price of a share of Hagler Bailly Common Stock on the Nasdaq National Market on the day prior to the Merger Date (the "Hagler Bailly Closing Price"), as such Hagler Bailly Closing Price is certified to the Escrow Agent by the Stockholder Representative and the authorized representative of the Hagler Bailly.

     1.7 Liabilities Covered. The Agreement has been executed and the deposit of the Escrow Stock hereunder has been made pursuant to Section 2.2 and Section 10 of the Merger Agreement. The deposit of the Escrow Stock has been made for the purpose of funding and securing, to the extent of the value of the Escrow Stock, the indemnities set forth in Article X of the Merger Agreement until the expiration of the Claims Deadline or as otherwise provided herein.

                                   ARTICLE II

                       DELIVERY OF ESCROW STOCK FOR CLAIMS

     2.1 Claims Against Escrow Stock.

     (a) If at any time on or prior to 5:00 p.m., Arlington, Virginia time, on the first anniversary of the Effective Time (as defined in the Merger Agreement) (the "Claims Deadline"), Hagler Bailly (on its own behalf or on behalf of any other Hagler Bailly Indemnified Person) shall assert a claim for indemnification pursuant to Article X of the Merger Agreement for Losses, then Hagler Bailly may submit to the Escrow Agent and to the Stockholders' Representative a written claim (a "Claim Notice") signed by an executive officer of Hagler Bailly stating: (i) that a claim for indemnification has been made by Hagler Bailly in accordance with Article X of the Merger Agreement; (ii) the number of shares of Escrow Stock to which such Hagler Bailly Indemnified Person is entitled with respect to such Losses determined by dividing the amount of Losses specified therein by the Hagler Bailly Share Price; and (iii) that a copy of such Claim Notice has been delivered to the Stockholders' Representative in accordance with
Section 6.4 of this Agreement. In no event shall any Escrow Stock be distributed to Hagler Bailly (i) until the Claim Notice has been resolved in accordance with
Section 2.2 below and (ii) Losses related to the Claim Notice have been incurred by a Hagler Bailly Indemnified Person.

     (b) Upon receipt of a Claim Notice, the Escrow Agent shall send a copy thereof by a nationally recognized overnight delivery service to the Stockholders' Representative at the address for notices set forth in Section 6.4 of this Agreement.

     2.2 Resolution of Asserted Claims. If the Stockholders' Representative does not deliver to the Escrow Agent a written notice (a "Response Notice") objecting to the delivery of all or any portion of the Escrow Stock to Hagler Bailly as specified in a Claim Notice within twenty (20) days after the Stockholders' Representative's receipt of such Claim Notice, then the Escrow Agent shall, after the expiration of such twenty (20) day period, immediately deliver to Hagler Bailly the number of shares of Escrow Stock specified in such Claim Notice with respect to which the Stockholders' Representative did not submit a Response Notice. Each Response Notice shall state in reasonable detail the basis upon which the Company Stockholders dispute the Claim Notice and the number of shares of Escrow Stock stated in the Claim Notice that the Company Stockholders object to being delivered to Hagler Bailly.

     2.3 Resolution of Disputed Claims Against Escrow Stock. If the Stockholders' Representative delivers to the Escrow Agent a Response Notice at any time on or prior to twenty (20) days after the Escrow Agent's receipt of a Claims Notice, then the Escrow Agent shall not make any payment or distribution of the Escrow Stock contested in such Response Notice unless and until the Escrow Agent shall have received either: (a) a certificate signed on behalf of the Hagler Bailly and the Stockholders' Representative certifying the resolution of the amount of the asserted claim for Losses and directing the delivery of a specified number of shares of Escrow Stock to which the Hagler Bailly Indemnified Person is entitled with respect to such amount; (b) a certified copy of a final, binding and nonappealable judgment of a court of competent jurisdiction determining the amount of the asserted claim for Losses in dispute and directing delivery of shares of Escrow Stock to the Hagler Bailly Indemnified Person; or (c) a certified copy of an award of an arbitrator, under an arrangement providing for no appeal, determining the amount of the asserted claim for Losses in dispute. Upon receipt of any such certification, the claim for Losses shall be treated as a resolved undisputed claim and the Escrow Agent shall present to the Hagler Bailly's transfer agent (the "Transfer Agent") the Escrow Certificate and shall obtain from the Transfer Agent in replacement thereof certificates (a) in the name of the Hagler Bailly Indemnified Person and
(b) in the name of the Escrow Agent and shall deliver to the Hagler Bailly Indemnified Person the certificate representing the number of shares of Escrow Stock to which the Hagler Bailly Indemnified Person is entitled with respect to such Losses in accordance with and pursuant to such certification (in all cases, to be determined by dividing the amount of such Losses by the Hagler Bailly Closing Price (subject to the provisions of Section 2.1)).

                                   ARTICLE III

                          DISTRIBUTION OF ESCROW STOCK
                        UPON TERMINATION OF THE AGREEMENT

     3.1 Deadline for Claims and Termination. Hagler Bailly or any other Hagler Bailly Indemnified Person shall not be entitled to assert any claim against the Escrow Stock after the Claims Deadline; provided, however, that any claim made in writing on or prior to the Claims Deadline (whether or not formal legal action shall yet have been commenced based upon such claim and whether or not Losses have actually been incurred) shall continue, subject to final resolution as provided herein and in the Merger Agreement. This Agreement shall terminate upon complete distribution of the Escrow Stock in accordance with this Agreement.

     3.2 Distribution of the Escrow Stock upon Termination.

     (a) On the first business day after the Claims Deadline, the Escrow Agent shall deliver to the Transfer Agent the certificate representing the shares of Escrow Stock and a notice designating the number of shares of Escrow Stock not previously distributed or otherwise subject to claims pursuant to Section 2 hereof and each Company Stockholder's interest in that portion of the Escrow Stock in accordance with the percentages set forth in Schedule A. The Escrow
Agent shall obtain from the Transfer Agent in replacement thereof stock certificates in the name of each Company Stockholder duly endorsed by Hagler Bailly, representing each Company Stockholder's interest in such Escrow Stock, and a certificate in the name of the Escrow Agent representing the balance of Escrow Stock to be held in escrow, if any, duly endorsed by Hagler Bailly. Upon receipt of the replacement stock certificates, the Escrow Agent shall deliver the stock certificates to the Stockholders' Representative for distribution to each Company Stockholder. Thereafter, the balance of the Escrow Stock shall continue to be held by the Escrow Agent in accordance with the terms of this Agreement until all claims asserted against the Escrow Stock have been finally resolved in accordance with Section 2 hereof, whereupon the balance of the Escrow Stock (remaining after satisfaction of such claims) shall be distributed to the Company Stockholders as provided in this Section 3.2(a) in full discharge of the Escrow Agent's obligations under this Agreement.

     (b) Notwithstanding the foregoing, in the event that, under any of the provisions contained herein, the Escrow Agent would be required to deliver fractional interests in shares of Hagler Bailly Common Stock to the Company Stockholders, Hagler Bailly shall purchase from the Escrow Agent that number of shares of Escrow Stock (or fractional interests therein) as shall be necessary to eliminate such fractional interests, at a purchase price equal to the Hagler Bailly Closing Price. In such event, the Escrow Agent shall distribute to the Company Stockholders who would otherwise have been entitled to fractional interests in shares of Hagler Bailly Common Stock, the cash equivalent of such fractional shares based on a purchase price equal to the Hagler Bailly Closing Price. Any such cash received shall not be invested by the Escrow Agent.

                                   ARTICLE IV

                   RESPONSIBILITIES AND DUTIES OF ESCROW AGENT

     4.1 Rights, Duties, Liabilities and Immunities of Escrow Agent. The duties and obligations of the Escrow Agent shall be determined solely by the provisions of this Agreement, and the Escrow Agent shall be under no obligation to refer to any other documents between or among the parties related in any way to this Agreement except for any documents referenced herein, it being specifically understood that the following provisions of this Article IV are accepted by all parties hereto.

     (a) The Escrow Agent shall be entitled to rely upon any order, judgment, certificate, demand, notice, instrument, opinion or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, any signature thereon or the propriety or validity of the service thereof (and claims made therein).

     (b) The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

     (c) The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law or for any thing which it may do or refrain from doing in connection herewith, except due to the Escrow Agent's own gross negligence or willful misconduct.

     (d) The Escrow Agent may consult with and obtain advice from legal counsel (which may be in-house counsel) in the event of any question as to any of the provisions of this Agreement or its duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel. Subject to the provisions of Section 4.3 hereof, the cost of such services shall be added to and shall become a part of the Escrow Agent's compensation hereunder.

     (e) The Escrow Agent shall have no duties except those expressly set forth herein, and shall not be bound by any notice of a claim or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement, unless in a writing received by it, and, if its duties herein are affected, unless it shall have given its prior written consent thereto.

     (f) The Escrow Agent is not a party to and is not bound by the Merger Agreement, nor is it a party to or bound by or charged with notice of any other agreement (other than this Agreement) out of which the Escrow Stock might arise or to which they may relate. The Escrow Agent is not responsible for the recitals appearing in this Agreement. The recitals shall be deemed to be statements of the Hagler Bailly and the Company.

     (g) In the event of any disagreement between any of the parties to this Agreement or between them or any one of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of this Agreement, or in the event the Escrow Agent in good faith shall be in doubt as to what action it should take hereunder, the Escrow Agent shall thereupon have the right (i) to refrain from complying with any claims or demands asserted on it as the Escrow Agent or (ii) to refuse to take any other action hereunder, so long as such disagreement continues or exists, and in either such event, the Escrow Agent shall not be or become liable in any way to any person for the Escrow Agent's failure to act, and the Escrow Agent shall be entitled to continue to refrain from acting, until the rights of all parties shall have been fully and finally resolved and the Escrow Agent shall have been notified thereof by a writing signed by all such persons. The rights of the Escrow Agent under this subsection (g) are cumulative of all other rights which it may have by law or otherwise. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Fund.

     (h) Hagler Bailly hereby agrees to indemnify the Escrow Agent and its officers, directors, employees and agents for, and hold them harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Escrow Agent arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including costs and expenses of defending itself from any claims of liability with respect thereto. This Section 4.1(h) shall survive the termination of this Agreement and the resignation of the Escrow Agent.

     4.2 Copies of Certifications, Notices and Other Documentation. Promptly after receipt by the Escrow Agent from the Stockholders' Representative or Hagler Bailly of any written certificate, notice, request, waiver, consent, receipt or other document (other than a Claims Notice or Response Notice), the Escrow Agent shall furnish a copy of any of such items to the Stockholders' Representative or Hagler Bailly, as the case may be. Upon receipt by the Escrow Agent of the Escrow Stock to be held in escrow pursuant to this Agreement, the Escrow Agent shall deliver a written receipt therefor to Hagler Bailly and Stockholders' Representative.

     4.3 Compensation. The Escrow Agent undertakes to perform all duties which are expressly set forth herein for the fee set forth in Schedule B attached hereto. The fee shall be payable upon execution of this Agreement. The Escrow Agent shall also be entitled to reimbursement for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel (other than in-house legal counsel) and of all persons not regularly in its employ), exclusive of any such expense, disbursement or advance that may arise from its own gross negligence or willful misconduct. All such compensation and reimbursement of the Escrow Agent under the provisions of this Section 4.3 shall be paid by Hagler Bailly.

     4.4 Successor Escrow Agent. The Escrow Agent (and any successor Escrow Agent) may at any time resign by giving notice in writing to the Stockholders' Representative and the Hagler Bailly, and the Escrow Agent shall be discharged from its duties hereunder upon the appointment of a successor Escrow Agent as hereinafter provided. In the event of any such resignation, a successor Escrow Agent shall be appointed by written consent of the Stockholders' Representative and the Hagler Bailly; provided if no such successor is so appointed within thirty (30) days of the Escrow Agent's resignation, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor. Any successor Escrow Agent shall deliver to the Stockholders' Representative and Hagler Bailly a written instrument accepting the appointment hereunder, and thereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder and shall be entitled to receive all assets then held by the predecessor Escrow Agent hereunder.

                                    ARTICLE V

                        THE STOCKHOLDERS' REPRESENTATIVE

     5.1. Appointment and Successor Stockholders' Representative. The Stockholders' Representative has been appointed as the initial Stockholders' Representative and in such capacity shall act as representative and agent of each of the Company Stockholders in connection with this Agreement. If such Stockholders' Representative shall resign, become disabled or die, a successor Stockholders' Representative (and, if necessary, further successor Stockholders' Representatives), shall be appointed by a majority vote of the Company Stockholders.

     5.2. Responsibility; Indemnification. The Stockholders' Representative shall have no liability to the Company Stockholders with respect to any action taken by him or her under this Agreement, except with respect to the Stockholders' Representative's fraud or intentional misconduct. The Stockholders' Representative shall not be liable to any Company Stockholder in the event that in the exercise of the Stockholders' Representative's reasonable judgment he believes there will not be adequate resources available to cover his potential costs and expenses to contest a claim made by an Hagler Bailly
Indemnified Person hereunder. The Stockholders' Representative may act in reliance upon the advice of counsel in reference to any matter in connection with this Agreement and shall not incur any liability to the other Company Stockholders or any one of them, for any action taken in good faith in accordance with such advice. The Company Stockholders hereby agree to indemnify the Stockholders' Representative, ratably according to their proportionate interests in the Escrow Stock, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any Stockholders' Representative in any way relating to or arising out of this Agreement, or any action taken or omitted to be taken by any Stockholders' Representative under this Agreement; provided, however, that no Company Stockholder shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Stockholders' Representative's fraud or intentional misconduct.

     5.3 Indemnification of Stockholders' Representative. Hagler Bailly hereby agrees to indemnify and hold the Stockholders' Representative harmless from and against any and all liabilities and Losses of the Stockholders' Representative arising out of or incurred in connection with any claims, demands or suits by any Company Stockholder, whether asserted, unasserted, absolute, contingent, known or unknown, against the Stockholders' Representative resulting from his duties as Stockholders' Representative, except for any liabilities and Losses that result from the Stockholders' Representative's fraud or intentional misconduct.

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Company Stockholders (by and through the Stockholders' Representative), Hagler Bailly, Merger Sub and the Escrow Agent, and their respective successors and assigns, whether so expressed or not.

     6.2 Modification; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto, or in the case of a waiver, by the party waiving compliance. No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and not exclusive of any rights or remedies which they would otherwise have. No modification or waiver of any provision of this Agreement, nor consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

     6.3 Captions. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     6.4   Notices.   All   notices,   requests,   claims,   demands  and  other
communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to Hagler Bailly, to:

                  Hagler Bailly, Inc.
                  1530 Wilson Boulevard
                  Arlington, Virginia  22209
                  Telecopier No.:  (703) 351-0352
                  Attention:  Stephen V.R. Whitman, Esq.

                  With a copy (which shall not constitute notice) to:

                  Hogan & Hartson L.L.P.
                  555 Thirteenth Street, N.W.
                  Washington, D.C.  20004
                  Telecopier No.:  (202) 637-5910
                  Attention:  David B.H. Martin, Jr., Esq.

                  If to the Escrow Agent, to:
                  State Street Bank and Trust Company
                  Corporate Trust Department
                  2 International Place, 5th Floor
                  Boston, Massachusetts  02110
                  Telecopier No.:  (617) 664-5365
                  Attention:

                  If to the Stockholders' Representative, to:

                  Putnam, Hayes & Bartlett, Inc.
                  1776 Eye Street, N.W.
                  Washington, D.C.  20006
                  Telecopier No.:  (202) 296-3531
                  Attention:  William Dickenson

                  With a copy (which shall not constitute notice) to:

                  McDermott, Will & Emery
                  227 West Monroe Street
                  Chicago, Illinois  60606
                  Telecopier No.:  (312) 984-7700
                  Attention:  William J. McGrath


     6.5   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

     6.6 Governing Law. The interpretation and construction of this Agreement, and all matters relating thereto, shall be governed by the laws of the Commonwealth of Massachusetts, without regard to the choice of law provisions thereof. The non-prevailing party in any dispute arising hereunder shall bear and pay the costs and expenses (including without limitation reasonable attorneys' fees and expenses) incurred by the prevailing party or parties in connection with resolving such dispute.

     6.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     6.8 No Right of Set-Off. The Escrow Agent agrees that it will not assert any right of set-off or similar right it may have with respect to the Escrow Stock or any portion thereof.

     6.9 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties in respect to this escrow transaction and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof.

     6.10 Force Majeure. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

     IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Escrow Agreement, or caused this Escrow Agreement to be duly executed and delivered in its name and on its behalf, as of the day and year first hereinabove set forth.



                             HAGLER BAILLY, INC.


                             By:       _____________________________________
                             Name:     Henri-Claude Bailly
                             Title:    President and Chief Executive Officer


                             PHB MERGER CORP.


                             By:       _____________________________________
                             Name:     _____________________________________
                             Title:    _____________________________________


                            STOCKHOLDERS' REPRESENTATIVE


                             By:       _____________________________________
                             Name:     William Dickenson


                             ESCROW AGENT


                             By:       _____________________________________
                             Name:     _____________________________________
                             Title:    _____________________________________

                                    EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into this _____ day of _________, 1998, by and between HAGLER BAILLY, INC., a Delaware corporation ("HAGLER BAILLY"), and the undersigned stockholders (the "PHB Stockholders") of PUTNAM, HAYES & BARTLETT, INC., a Massachusetts corporation ("PHB").

     WHEREAS, on or about the date hereof, the PHB Stockholders have or will have become the owners of shares of HAGLER BAILLY's common stock, par value $0.01 per share ("HAGLER BAILLY Common Stock");

     WHEREAS, as part of the inducement for the parties hereto to enter into and perform the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June ___, 1998, the parties hereto have agreed to enter into this Agreement in order to provide, among other things, for certain registration and "tag-along" rights;

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, agree as follows:

          1. Term. This Agreement shall terminate on the date on which the PHB Stockholders could sell all of their Registerable Securities to the public in a single transaction pursuant to the provisions of Rule 144 under the Securities Act, provided, however, the indemnification provisions of
     Section 6 hereof shall survive the termination of this Agreement.

          2. Piggyback Registration Rights.

          (a) If at any time or times HAGLER BAILLY proposes to make a registered public offering of any of its securities (whether for its own account or for the account of others) under the Securities Act, HAGLER BAILLY shall (i) promptly give written notice of the proposed registration to each of the PHB Stockholders (such notice to include the number of shares HAGLER BAILLY or other security holders propose to register and, if known, the name of the proposed underwriter) and (ii) use its best efforts to include in such registration (and any related qualification under Blue Sky laws and/or other compliance) all the Registerable Securities specified in a written request or requests made by any PHB Stockholder within 30 days after the receipt of such notice from HAGLER BAILLY (a "Piggyback Registration"). Such written request may specify all or a part of a holder's Registerable Securities, provided, however, that (x) HAGLER BAILLY will not be required to effect a Piggyback Registration if it is registering securities on Forms S-8 or S-4 (or any successor forms) or another SEC registration form not suitable for inclusion of shares of selling stockholders for offer to the public, and (y) HAGLER BAILLY may withdraw any proposed registration statement or offering of securities under this Section 2 at any time without liability to any PHB Stockholder, in which case HAGLER BAILLY will not be required to effect a registration.

          (b) If a Piggyback Registration is an underwritten primary registration on behalf of HAGLER BAILLY, and the managing underwriter advises HAGLER BAILLY in writing that in the managing underwriter's opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting the marketability of the offering, HAGLER BAILLY shall include in such offering first, the securities of HAGLER BAILLY proposed to be sold by HAGLER BAILLY and second, all other securities held by security holders, including the Registerable Securities, requested to be included in such registration by all other security holders (including the PHB Stockholders), pro rata among such security holders, based upon the number of shares requested by each to be included in such registration. If a Piggyback Registration is an underwritten primary registration on behalf of HAGLER BAILLY, the selling PHB Stockholders agree to sell their HAGLER BAILLY Common Stock, if HAGLER BAILLY so requests, on the same basis as the other securities included in such registration are being sold and the underwriter or underwriters for such registration shall be selected by HAGLER BAILLY. If a Piggyback Registration is an underwritten secondary registration on behalf of selling stockholders, and the managing underwriter advises HAGLER BAILLY in writing that in the managing underwriter's opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting the marketability of the offering, then HAGLER BAILLY shall include in such offering the securities of HAGLER BAILLY proposed to be sold by such selling stockholders and all other securities held by security holders (including the Registerable Securities) requested to be included in such registration by all other security holders
     (including the PHB Stockholders), pro rata among all such selling stockholders and other security holders, based upon the number of shares requested to be included in such registration.

          3. Demand Registration Rights.

          (a) At any time after one (1) year from the effective date of the Merger, if HAGLER BAILLY has not made a registered public offering of any of its securities which is a Piggyback Registration under this Agreement, then the PHB Stockholders shall collectively be entitled to request registration for sale under the Securities Act of their Registrable Securities (a "Demand Registration"), and

     HAGLER BAILLY agrees to keep effective for two (2) years, a registration statement on Form S-1 or S-3; provided, however, that HAGLER BAILLY shall
     (i) not be obligated to effect a Demand Registration unless the holders of at least fifty percent (50%) of the Registerable Securities shall have requested such demand registration and (ii) only be obligated to effect one
     (1) Demand Registration.

          (b) A Demand Registration shall be deemed to occur when such registration becomes effective under the Securities Act, except that if, after it becomes effective, such Demand Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental authority, such registration shall not be deemed to have been effected unless such stop order, injunction or other order shall have been subsequently vacated or removed.

          (c) HAGLER BAILLY may postpone a Demand Registration for one or more periods not to exceed six (6) months in aggregate if (i) such Demand Registration would require an audit of HAGLER BAILLY's financial statements at a time such audit would not otherwise be required pursuant to the Exchange Act; (ii) the Board of Directors of HAGLER BAILLY determines in good faith that HAGLER BAILLY would be required to disclose in such registration statement information which HAGLER BAILLY has not otherwise made public and would not otherwise be required to make public at that time pursuant to the Exchange Act, and that it is in the best interests of HAGLER BAILLY not to disclose such information at such time; (iii) the Board of Directors of HAGLER BAILLY determines in good faith that the Demand Registration would interfere with any pending financing, acquisition, corporate reorganization or any other corporate development involving HAGLER BAILLY or any of its subsidiaries; (iv) within the last 360 days (180 days if HAGLER BAILLY is eligible to file a registration statement with the SEC on Form S-3) HAGLER BAILLY has effected a registration of its securities pursuant to which the PHB Stockholders requesting the registration could have exercised Piggyback Registration rights to sell their Registrable Securities; or (v) within the 90 days immediately preceding a request for a Demand Registration, HAGLER BAILLY has effected any other registration of its securities.

          (d) In the event that a Demand Registration is an underwritten registration, HAGLER BAILLY shall select a managing underwriter or underwriters for such Demand Registration reasonably satisfactory to the holders of a majority of the Registrable Securities to be included in a Demand Registration pursuant to this Section 3.

          (e) Once HAGLER BAILLY files a registration statement with respect to Registrable Securities pursuant to this Section 3, so long as such registration has not been withdrawn or abandoned at the request of the PHB Stockholders, HAGLER BAILLY will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or Form S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days after the earlier of (i) the date such registration statement filed pursuant to this Section 3 ceases to be effective or (ii) the date that all shares registered therein have been sold.

          4. Registration Procedures.

          (a) HAGLER BAILLY shall have no obligation to file a registration statement for a Demand Registration, or to include Registerable Securities owned by the PHB Stockholders in a registration statement for a Piggyback Registration, unless and until the PHB Stockholders have furnished to HAGLER BAILLY all information and statements about or pertaining to the PHB Stockholders in such reasonable detail and on such timely basis as is reasonably deemed by HAGLER BAILLY to be necessary or appropriate for the preparation of the registration statement.

          (b) Whenever the PHB Stockholders have requested that Registerable Securities be registered in a Demand Registration or Piggyback Registration, HAGLER BAILLY shall keep each PHB Stockholder advised in writing as to the initiation of each registration and as to the completion thereof. As expeditiously as reasonably possible, HAGLER BAILLY shall:

               (1) prepare and file with the SEC a registration statement with respect to such Registerable Securities and use its reasonable best efforts, (subject to Section 2(a)(y) with respect to a Piggyback Registration) to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, HAGLER BAILLY will furnish to one counsel selected by the holders of a majority of the Registerable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

               (2) keep such  registration  statement  effective for a period of not less than two (2) years or until the PHB Stockholders have completed the distribution described in such registration statement, whichever occurs first, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the provisions of the Securities Act and applicable state securities laws with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (3) furnish to the PHB Stockholders the number of copies of such registration statement, each amendment and supplement thereto, the prospectus contained in such registration statement (including each preliminary prospectus), and such other documents as the PHB Stockholders from time to time may reasonably request;

               (4) use its best efforts to register or qualify such shares under the state blue sky or securities ("Blue Sky") laws of such jurisdictions as any PHB Stockholder reasonably requests, and to do any and all other acts and things that may be reasonably necessary or advisable to enable the PHB Stockholders to consummate the disposition of such shares in such jurisdictions; provided, however, that HAGLER BAILLY will not be required to do any of the following: (i) qualify generally to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified but for this
          Section 4(b), or (ii) take any action which would subject it to the service of process in actions other than those arising out of such registration;

               (5) notify the PHB Stockholders, at any time when a prospectus relating to the Registerable Securities is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, and prepare and furnish to such PHB Stockholders a reasonable number of copies of a supplement or amendment to the prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, the prospectus will not contain an untrue statement of a material fact or omit to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading;

               (6) cause all such Registerable Securities to be listed on each securities exchange on which similar securities issued by HAGLER BAILLY are then listed and, if not so listed, to be listed on the National Association of Securities Dealers ("NASD") Automated Quotation ("Nasdaq") system and, if listed on the Nasdaq system, use its reasonable best efforts to secure designation of all such Registerable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure Nasdaq authorization for such Registerable Securities;

               (7) provide a transfer agent and registrar for all such Registerable Securities (if HAGLER BAILLY does not already have such an agent) not later than the effective date of such registration statement;

               (8) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registerable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such

          Registerable Securities (including, without limitation, effecting a stock split or a combination of shares);

               (9) make  available all financial  and other  records,  pertinent corporate documents and properties of HAGLER BAILLY for inspection by, and cause HAGLER BAILLY's officers, directors, employees and independent accountants to supply all information reasonably requested by, any seller of Registerable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter in connection with such registration statement who executes any reasonable confidentiality agreement that may be reasonably requested by HAGLER BAILLY or who is bound by fiduciary duty or professional responsibility to preserve the confidentiality thereof;

               (10) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of HAGLER BAILLY's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

               (11) use its reasonable best efforts to cause such Registerable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registerable Securities.

          5. Holdback Agreements.

          (a) Each holder of Registerable Securities who is included in the Registration Statement agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of HAGLER BAILLY, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) HAGLER BAILLY agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or Form S-4 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and
     (ii) to use all reasonable efforts to cause each Person that, during the 30-day period prior to the effective date of such Demand Registration or Piggyback Registration, holds shares of HAGLER BAILLY Common Stock (or securities convertible into or exercisable or exchangeable for HAGLER BAILLY Common Stock) received from HAGLER BAILLY in an amount which, on a fully diluted basis, exceeds 1% of HAGLER BAILLY Common Stock then outstanding (on a fully diluted basis), to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          6. Tag-Along Rights.

          If at any time HAGLER BAILLY arranges for a sale of HAGLER BAILLY Common Stock by security holders in a private placement transaction, then HAGLER BAILLY shall provide the PHB Stockholders with notice and an opportunity to participate in such intended sale on a pro rata basis with the other selling security holders.

          7. Registration Expenses.

          (a) If Registerable Securities are included in a registration statement for a Demand Registration or Piggyback Registration, then each selling PHB Stockholder shall pay all transfer taxes, if any, relating to the sale of its shares, the fees and expenses of its own counsel, and its pro rata portion of any underwriting discounts or commissions or the equivalent thereof.

          (b) If Registerable Securities are included in a registration statement for a Demand Registration or Piggyback Registration, then except for the fees and expenses specified in Section 7(a) hereof and except as provided below in this Section 7(b), regardless of whether any registration statement becomes effective, HAGLER BAILLY shall pay all expenses incident to a Demand Registration or Piggyback Registration, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with Blue Sky laws, underwriting discounts, fees, and expenses (other than the PHB Stockholders' pro rata portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and fees and expenses of counsel for HAGLER BAILLY and all independent certified public accountants and other persons retained by HAGLER BAILLY.

          8. Indemnification.

          (a) HAGLER BAILLY agrees to indemnify, to the extent permitted by law, each holder of Registerable Securities, each Person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives, against all losses, claims, damages, liabilities and expenses ("Losses") arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to HAGLER BAILLY by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after HAGLER BAILLY has furnished such holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if such holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by such holder after HAGLER BAILLY has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, HAGLER BAILLY will indemnify such underwriters, each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
     Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the holders of Registerable Securities.

          (b) In connection with any registration statement in which holders of Registerable Securities are participating, each such holder will furnish to HAGLER BAILLY in writing such information and affidavits as HAGLER BAILLY reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify HAGLER BAILLY, each Person who controls HAGLER BAILLY (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such holder to HAGLER BAILLY expressly for use in such registration statement or prospectus and that such statement or omission was relied upon by HAGLER BAILLY in preparation of such registration statement, prospectus or form of prospectus; provided, however, that such holder of Registerable Securities shall not be liable in any such case to the extent that the holder has furnished in writing to HAGLER BAILLY prior to the filing of any such registration statement or prospectus or amendment or supplement thereto information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to HAGLER BAILLY, and HAGLER BAILLY failed to include such information therein. In no event shall the liability of any selling holder of Registerable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale of the Registerable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

          (c) If any Person shall be entitled to indemnity hereunder, such indemnified party shall give prompt notice to the party or parties from which such indemnity is sought of the commencement of any action, suit, proceeding or investigation or written threat thereof ("Proceeding") with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability hereunder except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such Proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the parties' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such Proceeding, the indemnifying parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 8 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses under Section 8(c) if the indemnification provided for in Section 8(a) or 8(b) was available to such party. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling holder of Registerable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reasons of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation  (within the meaning of Section  11(f) of the  Securities
     Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          9. Information by Holder. Each holder of Registerable Securities shall furnish to HAGLER BAILLY and to the managing underwriter such information regarding such holder and the distribution proposed by such holder as HAGLER BAILLY or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 3.

          10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities (as that term is defined in Rule 144(a)(3) under the Securities Act) to the public without registration, HAGLER BAILLY agrees to:

               (a) use its best efforts to file with the SEC in a timely manner all reports and other documents required of HAGLER BAILLY under the Securities Act and the Exchange Act; and

               (b) so long as any holder of Registerable Securities owns any restricted securities, furnish to such holder upon request a written statement by HAGLER BAILLY as to its compliance with the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of HAGLER BAILLY, and such other reports and documents so filed as a holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such holder to sell any such securities without registration.

          11. Definitions. The following terms shall have the following meanings for purposes of this Agreement:

               "Affiliate" means, with respect to a specified Person, any Person controlling, controlled by or under common control with such Person.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

               "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

               "PHB Stockholders" means all of the stockholders of PHB who have signed this Agreement and any successor or permitted assignee of any of their rights hereunder that holds Registerable Securities.

               "Registerable  Securities"  means all  shares  of  HAGLER  BAILLY
          Common Stock held at the relevant time by a PHB Stockholder, and any other issued or issuable shares of HAGLER BAILLY Common Stock issued in connection with the Merger held by a PHB Stockholder at the relevant time, either at the time of initial issuance or subsequently, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registerable Securities, such securities will cease to be Registerable Securities when they have been transferred in a public offering registered under the
          Securities Act or in a sale made through a broker, dealer or market-maker pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a PHB Stockholder will be deemed to be a holder of Registerable Securities whenever such PHB Stockholder has the right to acquire directly or indirectly such Registerable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

               "Securities Act" means the Securities Act of 1933, as amended from time to time.

               "SEC" means the Securities and Exchange Commission.

          12. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of HAGLER BAILLY and the PHB Stockholders holding a majority in amount of the outstanding Registerable Securities.

          13. Notices. All notices, requests, claims, demands, and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (i)      if to HAGLER BAILLY, to

                        HAGLER BAILLY, Inc.
                        1530 Wilson Boulevard
                        Arlington, Virginia  22209
                        Telecopier No.:  (703) 528-8573
                        Attention:  Stephen V.R. Whitman, Esq.

               with a copy to:

                        Hogan & Hartson L.L.P.
                        555 Thirteenth Street, N.W.
                        Washington, D.C.  20004
                        Telecopier No.:  (202) 637-5910
                        Attention:  David B.H. Martin, Jr., Esq.

               (ii)     if to a PHB Stockholder, to

                        Such  Stockholder's   address  or  telephone
                        number as set forth on Schedule 1 attached hereto.

               with a copy to:
                        McDermott, Will & Emery
                        227 West Monroe Street
                        Chicago, Illinois 60606-5096
                        Telecopier No.:  (312) 984-7700
                        Attention:  William J. McGrath, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered, if delivered by an air courier guaranteeing overnight delivery.

          14. Other Registration Rights. Except as provided in this Agreement, HAGLER BAILLY will not grant to any Persons the right to request HAGLER
     BAILLY to register any equity securities of HAGLER BAILLY, or any securities convertible or exchangeable into or exercisable for such securities, which are materially more favorable to such Persons than the rights granted to the holders of Registerable Securities hereunder without the prior written consent of the holders of at least a majority of the Registerable Securities, unless HAGLER BAILLY agrees to amend this
     Agreement to grant such more favorable rights to the holders of Registerable Securities, in lieu of the rights granted hereunder.

          15. Transfer of Registration Rights; Successors and Assigns. A PHB Stockholder may not transfer or assign its rights hereunder, in whole or in part, to a purchaser or other transferee of its Registerable Securities without the prior approval of HAGLER BAILLY, except to an Affiliate of a PHB Stockholder.

          16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including, without limitation and without the need for an express assignment, Affiliates of the PHB Stockholders. If any PHB Stockholder shall acquire Registerable Securities, in any manner, whether by operation of law or otherwise, such Registerable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registerable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

          17. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          18. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          19. Headings. The headings in this Agreement are for convenience reference only and shall not limit or otherwise affect the meaning hereof.

          20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

          21. Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          22. Entire Agreement. This Agreement is intended by the parties as a final expression or their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, each of the parties hereto has executed this Registration Rights Agreement, or caused this Registration Rights Agreement to be duly executed on its behalf, as of the date first written above.



                                    HAGLER BAILLY, INC.


                                    By:
                                       -----------------------------------------
                                    Name:  Henri-Claude Bailly
                                    Title: President and Chief Executive Officer


                                    PHB STOCKHOLDERS


                                    By:
                                       -----------------------------------------
                                    Name: William E. Dickenson

                                    By:
                                       -----------------------------------------
                                    Name: Howard W. Pifer III

                                    By:
                                       -----------------------------------------
                                    Name: William H. Babcock

                                    By:
                                       -----------------------------------------
                                    Name:  Julian Bagwell

                                    By:
                                       -----------------------------------------
                                    Name: Frederick T. Baird

                                    By:
                                       -----------------------------------------
                                    Name:  Laurie D. Baker

                                    By:
                                       -----------------------------------------
                                    Name:  Lee M. Bauman

                                    By:
                                       -----------------------------------------
                                    Name: Thomas H. Birdsall

                                    By:
                                       -----------------------------------------
                                    Name:  Colin C. Blaydon

                                    By:
                                       -----------------------------------------
                                    Name:  Robert Borlick

                                    By:
                                       -----------------------------------------
                                    Name:  R. Gene Brown

                                    By:
                                       -----------------------------------------
                                    Name: Michael E. Burton

                                    By:
                                       -----------------------------------------
                                    Name: John C. Butler III

                                    By:
                                       -----------------------------------------
                                    Name:  James A. Dalton

                                    By:
                                       -----------------------------------------
                                    Name: Timothy W. Devitt

                                    By:
                                       -----------------------------------------
                                    Name:  Graeme L. Dillon

                                    By:
                                       -----------------------------------------
                                    Name:  Lisa Fitzgibbon

                                    By:
                                       -----------------------------------------
                                    Name: Ilene S. Friedland

                                    By:
                                       -----------------------------------------
                                    Name:  Neill W. Freeman

                                    By:
                                       -----------------------------------------
                                    Name: Kenneth D. Gartrell

                                    By:
                                       -----------------------------------------
                                    Name:  Alan G. Goedde

                                    By:
                                       -----------------------------------------
                                    Name: Stephen S. George

                                    By:
                                       -----------------------------------------
                                    Name: Bonnie J. Goldsmith

                                    By:
                                       -----------------------------------------
                                    Name: W. Robson Googins

                                    By:
                                       -----------------------------------------
                                    Name:  Joseph S. Graves

                                    By:
                                       -----------------------------------------
                                    Name:  George R. Hall

                                    By:
                                       -----------------------------------------
                                    Name:  Scott M. Harvey

                                    By:
                                       -----------------------------------------
                                    Name: J. Stephen Henderson

                                    By:
                                       -----------------------------------------
                                    Name: William H. Hieronymus

                                    By:
                                       -----------------------------------------
                                    Name:  William W. Hogan

                                    By:
                                       -----------------------------------------
                                    Name:  D. Roger Jenkins

                                    By:
                                       -----------------------------------------
                                    Name: Sharon B. Johnson

                                    By:
                                       -----------------------------------------
                                    Name:  Edward D. Kee

                                    By:
                                       -----------------------------------------
                                    Name:  Robert A. Leone

                                    By:
                                       -----------------------------------------
                                    Name: Barbara J. Levine

                                    By:
                                       -----------------------------------------
                                    Name: William W. Lindsay

                                    By:
                                       -----------------------------------------
                                    Name:  Ralph L. Luciani

                                    By:
                                       -----------------------------------------
                                    Name: James A. Martens

                                    By:
                                       -----------------------------------------
                                    Name:  Bruce McFarlane

                                    By:
                                       -----------------------------------------
                                    Name: William J. Michiels

                                    By:
                                       -----------------------------------------
                                    Name: Laurence A. Mills

                                    By:
                                       -----------------------------------------
                                    Name:  William G. Moss

                                    By:
                                       -----------------------------------------
                                    Name:  Larry S. Murphy

                                    By:
                                       -----------------------------------------
                                    Name:  J. Kevin Neels

                                    By:
                                       -----------------------------------------
                                    Name:  Paul D. O'Rourke

                                    By:
                                       -----------------------------------------
                                    Name:  Kirby C. Owen

                                    By:
                                       -----------------------------------------
                                    Name:  John R. Phillips

                                    By:
                                       -----------------------------------------
                                    Name:  Wilbert A. Pinkerton, Jr.

                                    By:
                                       -----------------------------------------
                                    Name: Charles J. Queenan III

                                    By:
                                       -----------------------------------------
                                    Name:  Larry E. Ruff

                                    By:
                                       -----------------------------------------
                                    Name:  Ira Shavel

                                    By:
                                       -----------------------------------------
                                    Name: Eric D. Shimabukuro

                                    By:
                                       -----------------------------------------
                                    Name:  Julie R. Solomon

                                    By:
                                       -----------------------------------------
                                    Name:  James M. Speyer

                                    By:
                                       -----------------------------------------
                                    Name:  John C. Staines, Jr.

                                    By:
                                       -----------------------------------------
                                    Name:  Hoff Stauffer

                                    By:
                                       -----------------------------------------
                                    Name: Michael T. Thomas

                                    By:
                                       -----------------------------------------
                                    Name: Walter H. Vandaele

                                    By:
                                       -----------------------------------------
                                    Name: Michael J. Wagner

                                    By:
                                       -----------------------------------------
                                    Name: Richard Lane White

                                    By:
                                       -----------------------------------------
                                    Name: Marcia E. Williams

                                    By:
                                       -----------------------------------------
                                    Name:  Jeffrey Zelikson

                                   EXHIBIT C-1

                    FORM OF HAGLER BAILLY AFFILIATE AGREEMENT

                                __________, 1998


Hagler Bailly, Inc.
1530 Wilson Boulevard
Arlington, Virginia  22209

             Re: Affiliate Agreement

Ladies and Gentlemen:

     The undersigned is a stockholder of HAGLER BAILLY, INC., a Delaware corporation ("HAGLER BAILLY"). The undersigned is providing this Affiliate Agreement in connection with the transactions described in the Agreement and Plan of Merger, dated as of June __, 1998 (the "Merger Agreement"), by and among PUTNAM, HAYES & BARTLETT, INC., a Massachusetts corporation ("PHB"), HAGLER BAILLY, and PHB MERGER CORP., a Delaware corporation ("Merger Sub") and a wholly-owned subsidiary of HAGLER BAILLY. Under the terms of the Merger Agreement, Merger Sub will be merged with and into PHB (the "Merger") and the shares of common stock of PHB, $0.01 par value per share (the "PHB Common Stock") will be converted into and exchanged for the shares of common stock of HAGLER BAILLY, par value $0.01 per share ("HAGLER BAILLY Common Stock"). This Affiliate's Agreement represents an agreement between the undersigned and HAGLER BAILLY regarding certain rights and obligations of the undersigned in connection with the shares of HAGLER BAILLY Common Stock beneficially owned by the undersigned. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Merger Agreement.

     In consideration of the Merger and the mutual covenants contained herein, the undersigned and HAGLER BAILLY hereby agree as follows:

     1. Affiliate status. The undersigned understands and agrees that as to HAGLER BAILLY he or she may be deemed to be an "affiliate" as that term is used in SEC Accounting Series Release Nos. 130 and 135 and Rule 145 of the rules and regulations of the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act").

     2. Restriction on Disposition. The undersigned agrees that from the date that is 30 days prior to the Effective Time he or she will not sell, transfer, or otherwise dispose of his or her interests in, or reduce his or her risk relative to, any of the shares of HAGLER BAILLY Common Stock over which the undersigned has or shares voting or dispositive power until such time as financial results covering at least 30 days of post-Merger combined operations of HAGLER BAILLY and PHB have been published, whether by issuance of a quarterly earnings report on Form 10-K, 10-Q or other public issuance (such as a press release) that includes such information. The undersigned understands that reducing his or her risk relative to such shares of HAGLER BAILLY Common Stock includes, but is not limited to, using such shares to secure a non-recourse loan, purchasing a put option to sell such shares or otherwise entering a put agreement with respect to such shares.

     3. Restrictions on Transfer. The undersigned understands and agrees that HAGLER BAILLY, at its discretion, may cause stop transfer instructions with respect to the shares of HAGLER BAILLY Common Stock to be given to the HAGLER BAILLY transfer agent.

     4. Understanding of Restrictions on Dispositions. The undersigned has carefully read this Affiliate's Agreement and discussed its requirements and impact upon his or her ability to sell, transfer, or otherwise dispose of the shares of HAGLER BAILLY Common Stock held by the undersigned, to the extent he or she believes necessary, with his or her counsel.

     5. Acknowledgments. The undersigned recognizes and agrees that the foregoing provisions also may apply to (i) the undersigned's spouse, if that spouse has the same home as the undersigned, (ii) any relative of the undersigned who has the same home as the undersigned, (iii) any trust or estate in which the undersigned, such spouse, and any such relative collectively own at least a 10% beneficial interest or of which any of the foregoing serves as trustee, executor, or in any similar capacity, and (iv) any corporation or other organization in which the undersigned, such spouse, and any such relative collectively own at least 10% of any class of equity securities or of the equity interest.

     6. Miscellaneous. This Affiliate's Agreement is the complete agreement between HAGLER BAILLY and the undersigned concerning the subject matter hereof. Any notice required to be sent to any party hereunder shall be sent by registered or certified mail, return receipt requested, using the addresses set forth herein or such other address as shall be furnished in writing by the parties. This Affiliate's Agreement shall be governed by the laws of the State of Delaware.

     This Affiliate's Agreement is executed as of the _____ day of ___________, 1998.



                                          Very truly yours,



                                          ______________________________________
                                          Signature
                                          Name:_________________________________
                                          Date:_________________________________
                                          Address:
                                          ______________________________________
                                          ______________________________________



AGREED TO AND ACCEPTED as of
________________, 1998

HAGLER BAILLY, INC.

By:___________________________________
Name:_________________________________
Title:________________________________

                                   EXHIBIT C-2

                         FORM OF PHB AFFILIATE AGREEMENT

                                __________, 1998


Hagler Bailly, Inc.
1530 Wilson Boulevard
Arlington, Virginia  22209

             Re:      Affiliate Agreement

Ladies and Gentlemen:

     The undersigned is a stockholder of PUTNAM, HAYES & BARTLETT, INC., a Massachusetts corporation ("PHB"), and may become a stockholder of HAGLER BAILLY, INC., a Delaware corporation ("HAGLER BAILLY"), pursuant to the transactions described in the Agreement and Plan of Merger, dated as of June ___, 1998 (the "Merger Agreement"), by and among PHB, HAGLER BAILLY, and PHB MERGER CORP., a Delaware corporation ("Merger Sub") and a wholly-owned subsidiary of HAGLER BAILLY. Under the terms of the Merger Agreement, Merger Sub will be merged with and into PHB (the "Merger") and the shares of common stock of PHB, $0.01 par value per share (the "PHB Common Stock") will be converted into and exchanged for the shares of common stock of HAGLER BAILLY, par value $0.01 per share ("HAGLER BAILLY Common Stock"). This Affiliate's Agreement represents an agreement between the undersigned and HAGLER BAILLY regarding certain rights and obligations of the undersigned in connection with the (i) shares of PHB Common Stock beneficially owned by the undersigned and (ii) shares of HAGLER BAILLY Common Stock into which such shares of PHB Common Stock are converted as a result of the Merger. Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Merger Agreement.

     In consideration of the Merger and the mutual covenants contained herein, the undersigned and HAGLER BAILLY hereby agree as follows:

     1. Affiliate status. The undersigned understands and agrees that as to PHB he or she may be deemed to be an "affiliate" as that term is used in SEC Accounting Series Release Nos. 130 and 135 and Rule 145 of the rules and regulations of the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act").

     2. Restriction on Disposition. The undersigned agrees that from the date that is 30 days prior to the Effective Time he or she will not sell, transfer, or otherwise dispose of his or her interests in, or reduce his or her risk relative to, any of the (a) shares of PHB Common Stock over which the undersigned has or shares voting or dispositive power or, if applicable, (b) any of the shares of HAGLER BAILLY Common Stock into which such shares of PHB Common Stock are converted upon consummation of the Merger or upon the exercise of any HAGLER BAILLY options, until such time as financial results covering at least 30 days of post-Merger combined operations of HAGLER BAILLY and PHB have been published, whether by issuance of a quarterly earnings report on Form 10-K, 10-Q or other public issuance (such as a press release) that includes such information. The undersigned understands that reducing his or her risk relative to such shares of PHB Common Stock or HAGLER BAILLY Common Stock includes, but is not limited to, using such shares to secure a non-recourse loan, purchasing a put option to sell such shares or otherwise entering a put agreement with respect to such shares.

     3. Covenants and Warranties of Undersigned. The undersigned represents, warrants and agrees that:

     (a) HAGLER BAILLY has advised the undersigned that the HAGLER BAILLY Common Stock has not been registered under the 1933 Act and that shares of HAGLER BAILLY Common Stock received pursuant to the Merger can only by sold by the undersigned (1) following registration under the 1933 Act, or (2) pursuant to a valid exemption from registration under the 1933 Act and upon receipt by HAGLER BAILLY of an opinion of counsel satisfactory to HAGLER BAILLY that such sale is in compliance with the 1933 Act and state securities laws.

     (b) The undersigned is aware that HAGLER BAILLY, PHB, and Merger Sub intend to treat the merger as a tax-free reorganization under Section 368 of the Internal Revenue Code (the "Code") for federal income tax purposes. The undersigned agrees to treat the transaction in the same manner as HAGLER BAILLY, PHB, and Merger Sub for federal income tax purposes. The undersigned acknowledges that Section 1.368-1(b) of the Income Tax Regulations requires "continuity of interest" in order for the Merger to be treated as a tax-free reorganization under Section 368 of the Code. This requirement is satisfied if, taking into account those of the PHB stockholders who receive cash in lieu of fractional shares, or who dissent from the Merger, there is no plan or intention on the part of PHB stockholders to sell or otherwise dispose of the HAGLER BAILLY Common Stock that may be received in the Merger that will reduce such stockholders' ownership to a number of shares having, in the aggregate, a value at the time of the Merger of less than 50% of the total fair market value of PHB Common Stock outstanding immediately prior to the Merger. The undersigned (i) has no present plan or intention to sell or otherwise dispose of his or her HAGLER BAILLY Common Stock to be received in the Merger, and (ii) is not aware of, or participating in, any plan or intent on the part of holders of PHB Common Stock to engage in sales or other dispositions of HAGLER BAILLY Common Stock received in the Merger, such that the aggregate fair market value, as of the effective time of the Merger, of the shares of HAGLER BAILLY Common Stock subject to such sales or other dispositions would exceed fifty percent (50%) of the aggregate fair market value of all outstanding PHB Common Stock immediately prior to the
Merger. The undersigned acknowledges that he or she is giving this representation and covenant to enable Ernst & Young L.L.P. to provide reasonable assurances that the Merger constitutes a tax-free reorganization within the meaning of Section 368 of the Tax Code and further recognizes that significant adverse tax consequences might result if this representation is not true.

          4.   Restrictions on Transfer.

     (a) The undersigned understands and agrees that stop transfer instructions with respect to the shares of HAGLER BAILLY Common Stock received by the undersigned pursuant to the Merger will be given to the HAGLER BAILLY transfer agent.

     (b)  The  undersigned   understands  that  there  will  be  placed  on  the
certificates for such shares, or shares issued in substitution thereof, a "pooling of interests" legend stating substantially as follows:

               "The shares represented by this certificate were issued pursuant to a business combination which is accounted for as a "pooling of interests" and may not be sold, nor may the owner thereof reduce his risks relative thereto in any way, until such time as HAGLER BAILLY, Inc. ("HAGLER BAILLY") has published the financial results covering at least 30 days of combined operations after the effective date of the merger through which the business combination was effected."

Upon the request of the undersigned, HAGLER BAILLY shall cause the certificates representing the shares of HAGLER BAILLY Common Stock issued to the undersigned in connection with the Merger to be reissued free of any legend relating to restrictions on transfer by virtue of ASR 130 and 135 as soon as practicable after the requirements of ASR 130 and 135 have been met.

     (c) In addition, the undersigned understands that there will be placed on the certificates for such shares, or shares issued in substitution thereof, a securities law legend stating substantially as follows:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAW OF ANY STATE. SUCH SECURITIES MAY NOT

               BE SOLD OR OFFERED FOR SALE OR OTHERWISE HYPOTHECATED OR DISTRIBUTED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT; OR (B)(i) PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, AND (ii) UPON RECEIPT BY HAGLER BAILLY OF AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION SHALL BE SATISFACTORY IN FORM AND SUBSTANCE TO HAGLER BAILLY, THAT SUCH SALE IS IN COMPLIANCE WITH THE ACT AND SUCH STATE SECURITIES LAW."

Such legend will also be placed on any certificate representing HAGLER BAILLY securities issued subsequent to the original issuance of the HAGLER BAILLY Common Stock pursuant to the Merger as a result of any stock dividend, stock split, or other recapitalization as long as the HAGLER BAILLY Common Stock issued to the undersigned pursuant to the Merger has not been transferred in such manner to justify the removal of the legend therefrom. In addition, if the provisions of Rules 144 and 145 are amended to eliminate restrictions applicable to the HAGLER BAILLY Common Stock received by the undersigned pursuant to the Merger, or at the expiration of the restrictive period set forth in Rule 145(d), HAGLER BAILLY, upon the request of the undersigned, will cause the certificates representing the shares of HAGLER BAILLY Common Stock issued to the undersigned in connection with the Merger to be reissued free of any legend relating to the restrictions set forth in Rules 144 and 145(d) upon receipt by HAGLER BAILLY of an opinion of its counsel to the effect that such legend may be removed.

     5. Understanding of Restrictions on Dispositions. The undersigned has carefully read the Merger Agreement and this Affiliate's Agreement and discussed their requirements and impact upon his or her ability to sell, transfer, or otherwise dispose of the shares of HAGLER BAILLY Common Stock received by the undersigned, to the extent he or she believes necessary, with his or her counsel.

     6. Transfer Under Rule 145(d). If the undersigned desires to sell or otherwise transfer the shares of HAGLER BAILLY Common Stock that may be received by him or her in connection with the Merger at any time during the restrictive period set forth in Rule 145(d), the undersigned will provide the necessary representation letter to the transfer agent for HAGLER BAILLY Common Stock together with such additional information as the transfer agent may reasonably request. If counsel to HAGLER BAILLY concludes that such proposed sale or transfer complies with the requirements of Rule 145(d), HAGLER BAILLY shall cause such counsel to provide such opinions as may be necessary to the

HAGLER BAILLY transfer agent so that the undersigned may complete the proposed sale or transfer.

     7. Reports. From and after the effective time of the Merger and for so long as necessary in order to permit the undersigned to sell his or her HAGLER BAILLY Common Stock pursuant to Rule 145 and, to the extent applicable, Rule 144 under the 1933 Act, HAGLER BAILLY will use its reasonable best efforts to file on a timely basis all reports required to be filed by it pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, referred to in paragraph (c)(1) of Rule 144 under the 1933 Act (or, if applicable, HAGLER BAILLY will use its reasonable best efforts to make publicly available the information regarding itself referred to in paragraph (c)(2) of Rule 144), in order to permit the undersigned to sell, pursuant to the terms and conditions of Rule 145 and the applicable provisions of Rule 144, his or her HAGLER BAILLY Common Stock.

     8. Acknowledgments. The undersigned recognizes and agrees that the foregoing provisions also may apply to (i) the undersigned's spouse, if that spouse has the same home as the undersigned, (ii) any relative of the undersigned who has the same home as the undersigned, (iii) any trust or estate in which the undersigned, such spouse, and any such relative collectively own at least a 10% beneficial interest or of which any of the foregoing serves as trustee, executor, or in any similar capacity, and (iv) any corporation or other organization in which the undersigned, such spouse, and any such relative collectively own at least 10% of any class of equity securities or of the equity interest. HAGLER BAILLY represents that the board of directors of HAGLER BAILLY has approved the acquisition of the HAGLER BAILLY Common Stock by the undersigned.

     9. Miscellaneous. This Affiliate's Agreement is the complete agreement between HAGLER BAILLY and the undersigned concerning the subject matter hereof. Any notice required to be sent to any party hereunder shall be sent by registered or certified mail, return receipt requested, using the addresses set forth herein or such other address as shall be furnished in writing by the parties. This Affiliate's Agreement shall be governed by the laws of the State of Delaware.

     This Affiliate's Agreement is executed as of the _____ day of ___________, 1998.


                                        Very truly yours,



                                        ________________________________________
                                        Signature
                                        Name:___________________________________
                                        Date:___________________________________
                                        Address:
                                        ________________________________________
                                        ________________________________________


AGREED TO AND ACCEPTED as of
________________, 1998

HAGLER BAILLY, INC.

By:________________________________
Name:______________________________
Title:_____________________________

             Annex B - Opinion of Hagler Bailly's Financial Advisor

                          Donaldson, Lufkin & Jenrette
              Donaldson, Lufkin & Jenrette Securities Corporation
           277 Park Avenue, New York, New York 10172 o (212) 892-3000







                                  June 8, 1998



Board of Directors
Hagler Bailly, Inc.
1530 Wilson Boulevard
Suite 400
Arlington, VA 22209-2409

Dear Sirs:

     You have requested our opinion as to the fairness from a financial point of view to the stockholders of Hagler Bailly, Inc. (the "Company") of the Exchange Ratio (as defined below) pursuant to the terms of the Agreement and Plan of Merger, to be dated as of June 9, 1998 (the "Agreement"), by and among the Company, PHB Merger Corp. ("Merger Sub"), a wholly-owned subsidiary of the Company, and Putnam, Hayes & Bartlett, Inc. ("PHB") pursuant to which Merger Sub will be merged (the "Merger") with and into PHB.

     Pursuant to the Agreement, each share of common stock, par value $0.01 per share, of PHB ("PHB Common Stock") will be converted into and exchangeable for, subject to certain exceptions, a number of shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock") equal to 6,600,000 divided by the number of shares of PHB Common Stock issued and outstanding immediately prior to consummation of the Merger (the "Exchange Ratio").

          In arriving at our opinion, we have reviewed the draft dated June 5, 1998 of the Agreement. We have also reviewed financial and other information that was publicly available or furnished to us by the Company and PHB including information provided during discussions with their respective managements. Included in the information provided during discussions with the respective managements were (1) preliminary unaudited financial statements of PHB for the year ended December 31, 1997 and the quarter ended March 31, 1998 prepared by the management of PHB, (2) certain financial projections of PHB for the period beginning January 1, 1998 and ending December 31, 2002 prepared by the management of PHB and (3) certain financial projections of the Company for the period beginning January 1, 1998 and ending December 31, 2002 prepared by the management of the Company. In addition, we have compared certain financial and securities data of the Company and PHB with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of Company Common Stock and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

          In rendering our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company and PHB or their respective representatives, or that was otherwise reviewed by us. With respect to the financial information supplied to us, we have assumed that (1) the financial projections have been reasonably prepared on the basis reflecting the best currently available estimates and judgments of the managements of the Company and PHB as to the future operating and financial performance of the Company and PHB and (2) the final audited financial statements of PHB for the year ended December 31, 1997 and the final unaudited financial statements of PHB for the quarter ended March 31, 1998 will not differ materially from the preliminary unaudited statements furnished to us, with the exception of any changes as the result of the stock compensation charge. We have not assumed any responsibility for making any independent evaluation of any assets or liabilities or for making any independent verification of any of the information reviewed by us. We have relied as to certain legal matters on advice of counsel to the Company. Our opinion assumes that the Merger qualifies as a tax-free reorganization and for pooling of interests accounting treatment.

          Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are expressing no opinion herein as to the prices at which the Company Common Stock will actually trade at any time. Our opinion does not address the relative merits of the Merger and the other business strategies being considered by the Company's Board of Directors, nor does it address the Board's decision to proceed with the Merger. Our opinion does not constitute a recommendation to any holder of Company Common Stock as to how such holder should vote on the proposed transaction.

          Donaldson, Lutkin & Jenrette Securities Corporation ("DLJ"), as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. DLJ lead managed the Company's $50.7 million initial public offering in July 1997 and received usual and customary underwriter's compensation for such services. Pursuant to the terms of the engagement letter between the Company and DLJ, DLJ shall have the right to act as lead managing underwriter to the Company in connection with any public equity financing by the Company which is effected within 12 months following consummation of the Merger.

          Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the Exchange Ratio is fair to the holders of Company Common Stock from a financial point of view.

                                            Very truly yours,

                                            DONALDSON, LUFKIN & JENRETTE
                                            SECURITIES CORPORATION

                                            By: /s/ JANE SADOWSKY
                                               -----------------------
                                               Jane Sadowsky
                                               Senior Vice President

          Annex C - Consolidated Financial Statements of Hagler Bailly

                      Hagler Bailly, Inc. and Subsidiaries

                        Consolidated Financial Statements

                                    Contents

                  Years ended December 31, 1995, 1996 and 1997

Report of Independent Auditors.............................................  C-1

Audited Consolidated Financial Statements

Consolidated Balance Sheets................................................  C-2
Consolidated Statements of Operations......................................  C-3
Consolidated Statements of Stockholders' Equity............................  C-4
Consolidated Statements of Cash Flows......................................  C-5
Notes to the Consolidated Financial Statements.............................  C-6

                   Three months ended March 31, 1997 and 1998

Unaudited Consolidated Financial Statements

Consolidated Balance Sheet................................................. C-20
Consolidated Statements of Operations...................................... C-21
Consolidated Statements of Cash Flows...................................... C-22
Notes to the Consolidated Financial Statements............................. C-23

                         Report of Independent Auditors

Board of Directors and Shareholders
Hagler Bailly, Inc.

     We have audited the accompanying consolidated balance sheets of Hagler Bailly, Inc. (the "Company") and subsidiaries as of December 31, 1996 and 1997, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of Hagler Bailly's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Apogee Research, Inc., a wholly owned subsidiary, as of December 31, 1996, and for each of the two years ended December 31, 1996, which statements reflect total assets of $3.0 million at December 31, 1996, and total revenues of $6.6 million and $6.4 million for the two years then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for Apogee Research, Inc., is based solely on the report of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, based on our audits and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hagler Bailly, Inc. and its subsidiaries as of December 31, 1996 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


April 28, 1998
Vienna, Virginia                                           /s/ Ernst & Young LLP

                               Hagler Bailly, Inc.
                           Consolidated Balance Sheets

                                                            December 31,
                                                    ----------------------------
                                                        1996            1997
                                                    ------------    ------------
Assets
Current assets:
   Cash and cash equivalents ....................   $  2,009,343    $  3,960,598
   Investments ..................................             --       6,551,446
   Accounts receivable, net .....................     19,044,281      32,687,925
   Note receivable ..............................             --       1,000,000
   Prepaid expenses .............................        464,432         719,914
   Other current assets .........................        234,490       1,867,444
                                                    ------------    ------------
       Total current assets .....................     21,752,546      46,787,327
Property and equipment, net .....................      2,839,968       2,852,679
Software development costs, net .................             --       2,463,174
Intangible assets, net ..........................      7,661,092       6,925,960
Other assets ....................................        757,820       1,279,466
Deferred income taxes ...........................             --         601,002
                                                    ------------    ------------
Total assets ....................................   $ 33,011,426    $ 60,909,608
                                                    ============    ============

Liabilities and stockholders' equity
Current liabilities:
   Bank line of credit ..........................   $  2,600,000    $         --
   Accounts payable and accrued expenses ........      3,501,508       5,058,623
   Accrued compensation and benefits ............      4,426,740       5,096,818
   Billings in excess of cost ...................      2,367,441       1,757,208
   Notes payable - financial institution ........      1,107,542         180,000
   Notes payable - related party ................      2,456,788         620,417
   Current portion of long-term debt ............      1,337,466              --
   Deferred income taxes ........................      1,554,600       1,383,689
   Income taxes payable .........................         44,305       1,951,897
                                                    ------------    ------------
Total current liabilities .......................     19,396,390      16,048,652
Long-term debt, net of current portion ..........      7,329,280              --
                                                    ------------    ------------
Total liabilities ...............................     26,725,670      16,048,652

Stockholders' equity:
Common stock:
     Class A, par value $0.01, 20,000,000 shares
       authorized:  5,888,152 and 8,867,843
       issued and outstanding at December 31,
       1996 and 1997 ............................         58,881          88,677
     Additional capital .........................     10,608,741      41,396,385
     Retained (deficit) earnings ................     (4,381,866)      3,375,894
                                                    ------------    ------------
Total stockholders' equity ......................      6,285,756      44,860,956
Total liabilities and stockholders' equity ......   $ 33,011,426    $ 60,909,608
                                                    ============    ============


                             See accompanying notes.

                               Hagler Bailly, Inc.
                      Consolidated Statements of Operations

                                                                                           Year Ended December 31,
                                                                           ---------------------------------------------------------
                                                                               1995                  1996                  1997
                                                                           ------------          ------------          ------------
Revenues .........................................................         $ 44,722,616          $ 74,475,376          $ 96,099,443
Cost of services .................................................           36,473,953            59,284,033            71,922,597
                                                                           ------------          ------------          ------------
 Gross profit ....................................................            8,248,663            15,191,343            24,176,846
Selling, general and administrative expenses .....................            5,858,180            10,388,858            13,869,907
Stock and stock option compensation ..............................                   --             6,172,000                79,869
                                                                           ------------          ------------          ------------
Income (loss) from operations ....................................            2,390,483            (1,369,515)           10,227,070
                                                                           ------------          ------------          ------------
Other income (expense):
   Interest income ...............................................               95,740               160,660               969,054
   Interest expense ..............................................             (957,004)           (1,304,368)           (1,097,037)
                                                                           ------------          ------------          ------------
Income (loss) before income tax expense ..........................            1,529,219            (2,513,223)           10,099,087
Income tax expense ...............................................              869,900               961,319             4,676,925
                                                                           ------------          ------------          ------------
Net income (loss) before extraordinary gain ......................              659,319            (3,474,542)            5,422,162
Extraordinary gain, net of income tax expense
  of $0, $0, and $177,000 in 1995, 1996, and
  1997, respectively (Note 10) ...................................              829,280               145,904             2,335,598
                                                                           ------------          ------------          ------------
Net income (loss) ................................................         $  1,488,599          $ (3,328,638)         $  7,757,760
                                                                           ============          ============          ============
Net income (loss) per share:
  Basic:
    Net income (loss) before extraordinary gain ..................                $0.19                $(0.64)                $0.72
    Extraordinary gain, net of income tax expense ................                $0.24                $ 0.03                 $0.31
    Net income (loss) ............................................                $0.44                $(0.61)                $1.04
  Diluted:
    Net income (loss) before extraordinary gain ..................                $0.17                $(0.64)                $0.65
    Extraordinary gain, net of income tax expense ................                $0.21                $ 0.03                 $0.28
    Net income (loss) ............................................                $0.38                $(0.61)                $0.93
Weighted average shares outstanding:
   Basic .........................................................            3,419,904             5,441,534             7,479,944
   Diluted .......................................................            3,946,830             5,441,534             8,313,424


                             See accompanying notes.

                               Hagler Bailly, Inc.
                 Consolidated Statements of Stockholders' Equity

                                               Shares                                                  Retained         Total
                                     ----------------------------                     Additional       Earnings      Stockholders
                                       Class A         Class B          Amount         Capital         (Deficit)        Equity
                                     ------------    ------------    ------------    ------------    ------------    ------------
Balance, December 31, 1994 .......        701,506              --    $      7,015    $    472,649    $ (2,959,128)   $ (2,479,464)
Reduction of ESOP debt ...........             --              --              --              --         560,943         560,943
Issuance of Common Stock at MBO ..      4,149,040              --          41,490       2,958,510              --       3,000,000
Less: Notes receivable for
   Common Stock ..................             --              --              --         (97,447)             --         (97,447)
Issuance of Common Stock .........        295,120         103,726           3,988         334,021              --         338,009
Repurchase of Common Stock .......        (32,061)           (320)        (63,791)       (119,148)       (183,259)
Net income .......................             --              --              --              --       1,488,599       1,488,599
                                     ------------    ------------    ------------    ------------    ------------    ------------
Balance, December 31, 1995 .......      5,113,605         103,726          52,173       3,603,942      (1,028,734)      2,627,381
Common Stock .....................             --              --              --              --              --              --
Repayment of notes receivable for
   Common Stock ..................             --              --              --          97,447              --          97,447
Issuance of Common Stock .........      1,027,390              --          10,274       1,066,212              --       1,076,486
Repurchase of Common Stock .......       (346,196)             --          (3,462)       (331,235)        (24,494)       (359,191)
Substitution and issuance of
   compensatory stock
   and options (Note 13) .........         93,353        (103,726)           (104)      6,172,375              --       6,172,271
Net loss .........................             --              --              --              --      (3,328,638)     (3,328,638)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Balance, December 31, 1996 .......      5,888,152              --          58,881      10,608,741      (4,381,866)      6,285,756
Issuance of Common Stock (IPO) ...      2,500,000              --          25,000      30,240,031              --      30,265,031
Compensatory stock and options ...             --              --              --          79,869              --          79,869
Issuance of Common Stock (options)        484,701              --           4,847         132,879              --         137,726
Repurchase of Common Stock .......        (76,087)             --            (761)        (49,735)             --         (50,496)
Issuance of Common Stock .........         71,077              --             710         384,600              --         385,310
Net Income .......................             --              --              --              --       7,757,760       7,757,760
                                     ------------    ------------    ------------    ------------    ------------    ------------
Balance, December 31, 1997 .......      8,867,843              --    $     88,677    $ 41,396,385    $  3,375,894    $ 44,860,956
                                     ============    ============    ============    ============    ============    ============


                             See accompanying notes.

                               Hagler Bailly, Inc.
                      Consolidated Statements of Cash Flows

                                                                                             Year Ended December 31,
                                                                              -----------------------------------------------------
                                                                                  1995                 1996                1997
                                                                              -------------       -------------       -------------
Operating activities:
Net income (loss) ......................................................      $   1,488,599       $  (3,328,638)      $   7,757,760
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities
     Depreciation and amortization .....................................            897,232           1,435,438           1,970,806
     Accrued interest ..................................................                 --             125,350                  --
     Gain on disposition of equipment ..................................            (70,889)                 --                  --
     Extraordinary gain ................................................           (829,280)           (145,904)         (2,335,598)
     Provision for possible losses .....................................            129,484           1,092,713             503,460
     Provision for deferred income taxes ...............................            723,300             816,100            (948,913)
     Stock and stock option compensation ...............................                 --           6,172,000              79,869
     Changes in operating assets and liabilities: ......................                 --
       Accounts receivable .............................................         (1,492,410)         (3,613,096)        (14,147,104)
       Prepaid expenses ................................................             88,741            (173,521)           (255,482)
       Other current assets ............................................           (269,003)            330,999          (1,632,954)
       Other assets ....................................................           (230,197)           (340,191)           (521,646)
       Accounts payable and accrued expenses ...........................         (2,191,057)           (774,716)          1,868,447
       Accrued compensation and benefits ...............................          2,387,559             738,646             670,078
       Income taxes payable ............................................           (102,641)             15,934           1,907,592
       Billings in excess of cost ......................................          1,264,370             933,851            (610,233)
                                                                              -------------       -------------       -------------
Net cash provided by (used in) operating activities ....................          1,793,808           3,284,965          (5,693,918)
                                                                              -------------       -------------       -------------
Investing activities:
Proceeds from disposition of equipment .................................             74,850                  --                  --
Acquisition of property and equipment ..................................           (855,639)         (1,131,251)         (1,199,385)
Note receivable ........................................................                 --                  --          (1,000,000)
Purchase of investments ................................................                 --                  --        (161,850,846)
Sale of investments ....................................................                 --                  --         155,299,400
Purchase of RCG/Hagler Bailly, Inc. (net of $1,126,873 cash
   received) ...........................................................        (11,802,250)                 --                  --
Expenditures for software development ..................................                 --                  --          (2,512,174)
                                                                              -------------       -------------       -------------
Net cash used by investing activities ..................................        (12,583,039)         (1,131,251)        (11,263,005)
                                                                              -------------       -------------       -------------
Financing activities:
Issuance of Common Stock, net ..........................................          3,251,013           1,076,486          30,788,067
Retirement of Common Stock .............................................           (178,606)                 --                  --
Repurchase of Common Stock .............................................             (4,653)           (214,280)            (50,496)
Repayment of notes receivable for Common Stock .........................                 --              97,447                  --
Net borrowing (payments) on bank line of credit ........................          1,420,328             433,701          (2,600,000)
Proceeds from long-term debt financing .................................          7,100,000             266,750                  --
Principal payments on debt .............................................           (589,251)         (2,738,649)         (9,229,393)
                                                                              -------------       -------------       -------------
Net cash provided by (used in) financing activities ....................         10,998,831          (1,078,545)         18,908,178
                                                                              -------------       -------------       -------------
Net increase in cash and cash equivalents ..............................            209,600           1,075,169           1,951,255
Cash and cash equivalents, beginning of year ...........................            724,574             934,174           2,009,343
                                                                              -------------       -------------       -------------
Cash and cash equivalents, end of year .................................      $     934,174       $   2,009,343       $   3,960,598
                                                                              =============       =============       =============


                             See accompanying notes.

                               Hagler Bailly, Inc.
                   Notes to Consolidated Financial Statements
                           December 31, 1996 and 1997

1.   Organization

Hagler Bailly, Inc. ("Hagler Bailly" or the "Company") is a worldwide provider of management consulting and other advisory services to the private and public sectors. The Company operates in principally one business segment. The firm is headquartered in the Washington, D.C. metropolitan area and has offices in the United States, Asia, Europe, and Latin America.

Hagler Bailly was organized under the laws of the state of Delaware and formed for the primary purpose of facilitating the acquisition of RCG/Hagler Bailly, Inc. ("Predecessor") by its management. The Predecessor was a wholly-owned subsidiary of RCG International, Inc. ("RCG"). The date of inception of the Company was May 5, 1995. The Company had no operations from May 5, 1995 to May 25, 1995. Effective on the close of business on May 25, 1995, the Company, through a wholly-owned subsidiary, acquired all of the voting stock of the Predecessor and the Company began operations on May 26, 1995.

On July 3, 1997 the Company consummated an initial public offering of 2,500,000 shares at an offering price of $14 per share. The offering netted the Company $30.3 million to be used to pay off all debt then outstanding, fund acquisitions, and provide ongoing working capital needs.

On December 1, 1997, the Company acquired all of the outstanding common stock of Apogee Research, Inc. ("Apogee") (see Note 17). On February 23, 1998 the Company completed the acquisition of TB&A Group, Inc. and its wholly-owned subsidiary, Theodore Barry & Associates ("TB&A") (see Note 17). Both business combinations were accounted for as a pooling-of-interests. Accordingly, the consolidated financial statements include the accounts of the Company, its subsidiaries, Apogee and TB&A for all periods presented.

2.   Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated  financial  statements  include the accounts of the Company and
its  wholly-owned  subsidiaries.   All  significant  intercompany  accounts  and
transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes, in particular, estimates of revenues and contract cost used in the earnings recognition process. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents are short-term, highly liquid investments, which have an original maturity when acquired of three months or less.

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

Marketable Securities

Marketable securities are classified as available-for-sale and are recorded at fair market value with unrealized gains and losses, net of taxes, reported as a separate component of shareholders' equity, if material.

Realized gains and losses and declines in market value judged to be other than temporary are included in investment income. Interest and dividends are included in investment income (see Note 3).

Property and Equipment

Property and equipment are recorded at original cost and depreciated using primarily the straight line method over their estimated useful lives of three to seven years. Leasehold improvements are recorded at cost and amortized over the shorter of their useful lives or the term of the related leases by use of the straight-line method.

Revenue Recognition

Consulting  revenue  represents  revenue generated by professional  staff of the
Company.   Subcontractor  and  other  revenue  represents  revenue   principally
generated through the use of subcontractors and independent consultants.

Revenue from cost-plus fixed-fee contracts is recognized as costs are incurred on the basis of direct costs plus allowable indirect costs and a pro rata portion of estimated fee.

Revenue from fixed-bid type contracts is recognized on the percentage-of-completion method of accounting with costs and estimated profits included in revenue based on the relationship that contract costs incurred bear to management's estimate of total contract costs. Losses, if any, are accrued when they become known and the amount of the loss is reasonably determinable.

Revenue from standard daily rate contracts is recognized at amounts represented by the agreed-upon billing amounts and costs are recognized as incurred.

Amounts billed or received in excess of revenue recognized in accordance with the Company's revenue recognition policy are classified as billings in excess of cost in the accompanying balance sheets.

Income Taxes

The Company provides for income taxes in accordance with the liability method. Under this method, deferred tax assets and liabilities are determined based on temporary differences between financial and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Earnings Per Share

In 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings per Share". Statement 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is computed very similarly to the previously reported fully diluted earnings per share. All

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

earnings per share amounts for all periods have been presented, and where appropriate, restated to conform to the Statement 128 requirements.

The  following  table sets forth the  computation  of basic and  diluted  income
(loss) per share:

                                                                                 1995                 1996                  1997
                                                                              -----------          -----------           -----------
Numerator:
  Net income (loss) before extraordinary gain ......................          $   659,319          $(3,474,542)          $ 5,422,162
                                                                              ===========          ===========           ===========
  Extraordinary gain, net of income tax expense ....................          $   829,280          $   145,904           $ 2,335,598
                                                                              ===========          ===========           ===========
  Net income (loss) ................................................          $ 1,488,599          $(3,328,638)          $ 7,757,760
                                                                              ===========          ===========           ===========

Denominator:
  Denominator for basic net income (loss) per
      share - weighted average shares ..............................            3,419,904            5,441,534             7,479,944
  Effect of dilutive securities:
       Stock options ...............................................              526,926                   --               833,480
                                                                              -----------          -----------           -----------
  Denominator for diluted net income (loss) per
      share - adjusted weighted average shares
      and assumed conversions ......................................            3,946,830            5,441,534             8,313,424
                                                                              ===========          ===========           ===========

Recent Pronouncements

In June 1997, the FASB issued Statement No. 130, "Reporting Comprehensive Income" which established standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. This statement requires that an enterprise classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in-capital in the equity section of the balance sheet. This statement is effective for fiscal years beginning after December 15, 1997.

The Company believes that the adoption of this statement will not have a material impact on its financial position or results of operations.

In June 1997, the FASB issued Statement No. 131, "Disclosure about Segments of an Enterprise and Related Information" which established standards for public business enterprises to report information about operating segments in annual financial statements and requires those enterprises to report selected information about operating segments in interim financial reports issued to shareholders. It also establishes the standards for related disclosures about products and services, geographic areas and major customers. This Statement requires that a public business enterprise report financial and descriptive information about its reportable operating segments. The financial information is required to be reported on the basis that it is used internally for evaluating segment performance and deciding how to allocate resources to segments. Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for financial statements for periods beginning after December 15, 1997. The Company believes that the adoption of this statement will not have a material impact on its financial position or results of operations.

In October  1997,  the AICPA issued SOP 97-2,  "Software  Revenue  Recognition,"
which  changes  the   requirements   for  revenue   recognition   effective  for
transactions  that the Company will enter into

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

beginning January 1, 1998. The Company believes that the impact of the adoption of the SOP will not be material to the 1998 financial statements.

3.   Investments

The composition of investments are as follows:

                                                               December 31, 1997
                                                               -----------------
     Municipal debt security .................................    $1,000,569
                                                                  ----------
     Mortgage backed debt security ...........................     5,406,522
                                                                  ----------
     Equity securities .......................................        51,116
     Cash equivalents ........................................        93,239
                                                                  ----------
     Total ...................................................    $6,551,446
                                                                  ==========

All investment securities have maturities of 12 months or less. Interest income for the year ended December 31, 1997 was $347,000.

4.   Accounts Receivable

At December 31, 1996 and 1997, the components of accounts receivable are:

                                                     1996              1997
                                                 ------------      ------------
   Billed amounts .........................      $ 14,686,556      $ 22,091,828
   Unbilled amounts currently billable ....         5,148,209        11,562,266
   Retention not currently billable .......           256,306           287,377
   Allowance for possible losses ..........        (1,046,790)       (1,253,546)
                                                 ------------      ------------
   Total ..................................      $ 19,044,281      $ 32,687,925
                                                 ============      ============

The activity in the allowance for possible losses for years ended December 31 is as follows:

                                                      1996              1997
                                                   -----------      -----------
   Balance at beginning of year ...........        $   503,164      $ 1,046,790
   Provision for losses charged to expense           1,117,715          560,310
   Charge-offs, net of recoveries .........           (574,089)        (353,554)
                                                   -----------      -----------
   Balance at end of year .................        $ 1,046,790      $ 1,253,546
                                                   ===========      ===========

All billed and unbilled receivable amounts are expected to be collected during the next fiscal year. Management has provided an allowance for amounts which it believes are doubtful as to their ultimate realization. Substantially all the retention relates to contracts for which a final invoice is submitted upon completion of indirect cost audits and contract close-outs; therefore it is anticipated that the retention amounts will not all be collected within the next fiscal year.

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

5.   Property and Equipment

Components of property and equipment at December 31, 1996 and 1997 are as follows:

                                                      1996             1997
                                                   -----------      -----------
   Office equipment and furniture .........        $ 4,307,426      $ 5,560,520
   Leasehold improvements .................            373,025          353,868
                                                   -----------      -----------
                                                     4,680,451        5,914,388
   Accumulated depreciated and amortization         (1,840,483)      (3,061,709)
                                                   -----------      -----------
                                                   $ 2,839,968      $ 2,852,679
                                                   ===========      ===========

Depreciation  expense for the years ended  December 31, 1995,  1996 and 1997 was
$537,854,   $918,893  and  $1,221,226,   respectively.   Costs  of  repairs  and
maintenance of property and equipment are charged to expense as incurred.

6.   Software Development Costs

At December 31, 1997, the Company had recorded $2,463,174 of capitalized software development costs net of $49,000 of accumulated amortization. The Company accounts for these development costs in accordance with FASB 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed".

Capitalized development costs are amortized on a product by product basis starting when the product is available for general release to customers. Amortization is calculated using the straight-line method over the remaining estimated economic life of the product. The Company periodically evaluates the net realizable value of all unamortized capitalized costs. At December 31, 1997 the Company believes there has been no impairment of net realizable value of these recorded amounts.

7.   Management Buy-Out

Effective at the close of business on May 25, 1995, the Company purchased all of the outstanding shares of RCG/Hagler Bailly, Inc. from RCG in an acquisition accounted for as a purchase. The consolidated financial statements include the results of operations from the date of acquisition. Under the terms of the Management Buy-Out, the Company agreed to pay approximately $15,587,000 and assume certain tax obligations of the seller. Acquisition related costs of approximately $491,000 were incurred. The purchase was funded by capital contributions, bank debt, and subordinated debt from RCG.

The purchase price was allocated to the assets acquired and the liabilities assumed based upon their fair values as of the acquisition date. The excess of the purchase price over the fair value of assets acquired in the purchase was recorded as intangible assets, including goodwill, and are being amortized over 5 to 20 years on a straight-line basis. Intangible assets at December 31, 1996 and 1997 are net of accumulated amortization of $1,017,000 and $1,753,000, respectively. Amortization expense for the years ended December 31, 1995, 1996 and 1997 was $334,000, $683,000 and $736,000, respectively.

The Company periodically reviews the value of its net intangible assets to determine if an impairment has occurred. Based on its review, the Company does not believe that an impairment of net intangible assets has occurred at December 31, 1997.

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

Pro forma unaudited consolidated operating results of the Company for the year ended December 31, 1995 assuming the acquisition had been made as of January 1, 1995 are summarized below:

   Pro forma revenue ....................................         $   64,597,974
   Pro forma net income .................................              1,594,371
   Pro forma income per share:
        Basic ...........................................                  0.47
        Diluted .........................................                  0.40

These pro forma results have been prepared for comparative purposes only and include adjustments such as additional amortization expenses as a result of goodwill and other intangible assets and increased interest expense related to debt used to finance the Management Buy-Out. They do not purport to be indicative of the results of operations which actually would have resulted had the combination occurred on January 1, 1995, or of the future results of operations of the consolidated entities.

8.   Note Receivable

During 1997 the Company entered into a bridge loan agreement for $1,000,000 with another company. The loan is due in six equal installments beginning June 1, 1998. The loan pays interest at 15% and is secured by all of the assets of the borrower. The loan agreement allows the Company to purchase an ownership interest of this company as defined in the loan agreement.

9.   Bank Line of Credit

At December 31, 1996 and 1997, the Company had a line of credit arrangement with a bank which provides funds up to $5,750,000 and $15,000,000, respectively, subject to sufficient collateral. The line is secured primarily by the Company's accounts receivable and contract rights. Under the terms of the line of credit, interest is payable monthly at the bank's prime rate. There is an annual fee equal to 1/4 of 1% of the unused portion of the available line of credit. The line of credit agreement contains certain covenants which among other things restrict future borrowings and require the Company to maintain certain financial ratios. At December 31, 1996 and 1997 the Company had available borrowing capacity of $3,150,000 and $15,000,000, respectively, under the line of credit.

10.  Notes Payable

Notes payable to financial institution

The Company has notes payable to a financial institution of $1.1 million and $180,000 at December 31, 1996 and 1997, respectively. At December 31, 1996 the $1.1 million note consists of $650,000 principal plus accrued interest at the prime rate plus 2% with a floor of 10% and a cap of 15%. During 1996 the Company was engaged in negotiations to refinance the note under more favorable terms. During 1997 a refinance agreement was reached which consisted of cash payments of $360,000 in 1997 to settle the original note and the issuance of a new note in the amount of $180,000. The new note is due in twelve equal interest free monthly installments of $15,000. The settlement resulted in an extraordinary gain to the Company in 1997. The Company used working capital to finance the settlement.

Notes payable to related-parties

The  Company  has notes  payable to  related-parties,  primarily  employees  and
directors,   of  $2,456,788   and  $620,417  at  December  31,  1996  and  1997,
respectively.  These notes are unsecured,  due on

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

demand and accrue interest at rates which approximate 10%. The Company has actively pursued the settlement of many of these notes at favorable terms. Such settlements have resulted in extraordinary gains for the Company. The Company used working capital to finance all settlements.

11.  Long-term Debt

     Long-term debt consisted of the following at December 31, 1996:

     Senior term loan from a bank, in the original amount of
        $7,000,000, interest payable at the bank's prime rate
        plus 7/8%.  Subject to certain limitations, the
        Company may fix the interest rate on portions or all
        of the note at LIBOR  plus 2% for periods ranging from
        30-360 days.  The interest rate was 7.6% at
        December 31, 1996.  Principal is due in quarterly
        installments ranging from $250,000 to $384,500, plus
        interest over the term of the note secured by the
        assets of the Company ......................................  $3,913,000
     Subordinated note payable to RCG in the amount of
        $4,650,000; interest at 9.5% payable semiannually;
        balloon payment due May 2001 ...............................   4,650,000
     Other notes and equipment loans; interest at rates
        approximating prime; maturities through June 30, 1999 ......     104,000
                                                                      ----------
     Total long-term debt ..........................................   8,667,000
     Less:  current portion ........................................   1,337,000
                                                                      ----------
     Long-term debt, net of current portion ........................  $7,330,000
                                                                      ==========

Cash paid for interest for the years ended December 31, 1995, 1996 and 1997 was approximately $606,144, $1,178,513 and $926,185, respectively.

The Company used a portion of the proceeds from its initial public offering to pay off all outstanding long-term debt in July 1997.

12.  Income Taxes

The Company has historically filed its consolidated federal income tax return on the cash basis, whereby for tax purposes, revenue was recognized when received and expenses were recognized when paid. The timing of certain transactions, primarily the collections of accounts receivable and the payments of accounts payable and accrued expenses were applied to different periods for financial statement and income tax reporting purposes. Deferred federal and state income taxes were provided for these temporary differences. Upon consummation of the IPO of the Company's Common Stock during 1997, the Company was required to change to the accrual method for income tax reporting.

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

Components of income tax expense consisted of the following:

                                            Year Ended December 31,
                                 ----------------------------------------------
                                    1995             1996               1997
                                 -----------      -----------       -----------
Current:
  Federal .................      $   118,000      $   115,000       $ 4,481,000
  State ...................           29,000           30,000         1,098,000
                                 -----------      -----------       -----------
                                     147,000          145,000         5,579,000
Deferred:
  Federal .................          578,000          654,000          (723,000)
  State ...................          145,000          162,000          (179,000)
                                 -----------      -----------       -----------
                                     723,000          816,000          (902,000)
                                 -----------      -----------       -----------
Income tax expense ........      $   870,000      $   961,000       $ 4,677,000
                                 ===========      ===========       ===========

The Company paid income taxes of $265,000, $86,000, and $2,939,000 during 1995, 1996 and 1997, respectively.

Income tax expense for each of the years ended December 31, 1995, 1996 and 1997, varies from the amount computed using the statutory rate as follows:

                                                                              Year Ended December 31,
                                                               --------------------------------------------------------
                                                                  1995                   1996                   1997
                                                               -----------           -----------            -----------
Tax computed at the Federal statutory rate ..............      $   520,000           $  (855,000)           $ 3,434,000
State income taxes, net of Federal income tax
  benefit ...............................................           92,000               151,000                606,000
Non-deductible charge for stock option
  compensation ..........................................               --             1,661,000                 31,000
Allowance for TB&A exposure .............................                                                       536,000
Other ...................................................          258,000                 4,000                 70,000
                                                               -----------           -----------            -----------
Income tax expense ......................................      $   870,000           $   961,000            $ 4,677,000
                                                               ===========           ===========            ===========

The components of temporary differences are as follows:

                                                                            December 31,
                                                                  ----------------------------------
                                                                     1996                    1997
                                                                  ----------              ----------
Deferred tax liabilities:
   Accounts receivable ......................................     $6,015,000              $1,421,000
   Cash to accrual adjustment ...............................             --                 821,000
   Other ....................................................        179,000                 126,000
                                                                  ----------              ----------
Total deferred tax liabilities ..............................      6,194,000               2,368,000
Deferred tax assets:
   Accounts payable and accrued expenses ....................        967,000                      --
   Accrued compensation and benefits ........................      1,617,000               1,226,000
   Billings in excess of cost ...............................        811,000                      --
   Deferred compensation ....................................        762,000                      --
   Provisions for possible accounts receivable losses .......             --                 359,000
   Net operating loss carry-forwards ........................        482,000                      --
                                                                  ----------              ----------
Total deferred tax assets ...................................      4,639,000               1,585,000
                                                                  ----------              ----------
Net deferred tax liability ..................................     $1,555,000              $  783,000
                                                                  ==========              ==========

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

As a result of historical losses, TB&A, which merged with Hagler Bailly on February 23, 1998, had net operating loss carryforwards at December 31, 1995 and 1996. The deferred tax assets generated by these loss carryforwards were fully reserved for by the Company in the years that they were generated. The Company utilized all of its carryforwards during 1997.

13.  Stockholders' Equity

The Company was authorized at inception to issue 6,915,067 shares of $.01 par value Class A common stock and 2,074,521 shares of $.01 par value Class B common stock. Pursuant to a stockholders' agreement, all of the Company's common stock and options had certain restrictions on ownership and were subject to a repurchase provision. Class B shares were not eligible for dividends and had no voting privileges.

The Company may grant qualified and non-qualified stock options to employees to purchase common stock under the Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan (the "Stock Plan"). Prior to December 31, 1996, the Company's Stock Plan was a formula based plan and was authorized to grant options to purchase Class A and B shares. The exercise price of options granted were based upon the book value per share at May 26, 1995, adjusted for accretion of formula value during any interim period up to the grant date. Under the Stock Plan, options to purchase Class B shares granted did not accrue value to the option holder until date of exercise. Options to purchase Class A shares accrued value to the option holder from the date of grant.

Effective at December 31, 1996, the Company: (i) adopted an amendment to its Stock Plan which changed the exercise price of future options to be granted thereunder to the fair value of the underlying Common Stock; and (ii) in connection with a reclassification of its Common Stock amended all outstanding options to purchase 971,963 Class B shares vesting on January 1, 1997 to substitute 0.9 of a Class A share for each Class B share underlying such options. In addition, a remaining total of 971,963 options to purchase Class B shares vesting on January 1, 1998 were canceled. As a result, the Company recorded a non-recurring, non-cash charge to operations of $6,172,000 of which $4,618,000 was for options to purchase Common Stock and $1,554,000 was for 394,160 shares of Common Stock sold to employees during 1996. These charges represent the aggregate difference between the exercise price of such outstanding options or the issuance price of Common Stock sold to employees during 1996, as the case may be, and the appraised market value of the underlying Common Stock at December 31, 1996.

Options granted after 1996 vest over periods ranging from immediately to four years and are generally exercisable up to ten years. Options issued prior to 1996 generally vest 50% after eighteen months and fully after an additional year. Once vested, the options are exercisable for up to ten years from the grant date.

Pro forma information regarding net income (loss) and per share data, is required by SFAS No. 123, and has been determined as if the Company had accounted for its stock options under the fair value method therein. The fair value for options granted from May 25, 1997 to July 9, 1997 was estimated at the date of grant using a minimal valuation method with the following weighted-average assumptions, risk free interest rate of 5.25%, no expected dividends and an average expected life of the options of 5 years.

For all options issued subsequent to July 9, 1997, in accordance with SFAS 123, the fair value of options was estimated at the date of grant using a
Black-Scholes   option   pricing  model  with  the  following   weighted-average
assumptions for 1997: Risk-free interest rate of 5.25%; no dividends; a volatility factor of the expected market price of the Company's common stock of
 .40 and a  weighted-average  expected  life of the  options of  approximately  5 years.

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of the pro forma disclosure, the estimated fair value of the options is amortized to expense over the options' vesting period.

The Company's pro forma information follows:

                                                     Year ended December 31,
                                           --------------------------------------------
                                              1995            1996              1997
                                           ----------      -----------       ----------
Net income (loss) ......................   $1,488,599      $(3,365,294)      $7,540,780
Net income (loss) per share:
     Basic .............................        $0.44           $(0.62)           $1.01
     Diluted ...........................        $0.38           $(0.62)           $0.91

The following summarizes option activity:

                                            Class A        Class B     Weighted Average
                                            Options        Options      Exercise Price
                                            -------        -------      --------------
1995
Granted ..............................            --      2,074,524        $0.16
Exercised ............................            --       (103,726)        0.16
                                          ----------      ---------
Outstanding at December 31, 1995 .....            --      1,970,798         0.16

                                                                            1996
Granted ..............................        62,236             --         1.06
Canceled .............................            --       (971,963)        0.16
Forfeited ............................            --        (26,872)        0.16
Substituted ..........................       874,707       (971,963)        0.16
                                          ----------      ---------
Outstanding at December 31, 1996 .....       936,943             --         0.22
                                                          =========

                                                                            1997
Granted ..............................       677,135                        8.34
Exercised ............................      (484,701)                       0.20
Canceled .............................       (15,000)                      10.00
                                          ----------
Outstanding at December 31, 1997 .....     1,114,377                        5.21
                                          ==========

Exercisable at December 31, 1997 .....       470,909                       $1.05
                                          ==========

The grant date weighted average fair value of options granted in 1995, 1996, and 1997 were $2.12, $0.74, and $1.98, respectively.

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

At December 31, 1997 the price range of options outstanding are as follows:

                                                         Weighted      Average
                                                         Average      Remaining
                                          Options        Exercise    Contractual
                                        Outstanding     Per Share       Life
                                        -----------     ---------       ----
Less than $1.00 ...................       420,420          $0.18        7.4
$1.00-$10.00 ......................       562,938           6.29        9.0
Over $10.00 .......................       131,019          16.73        9.7
                                        ---------
   Total ..........................     1,114,377          $5.21        8.5
                                        =========

14.  Operating Leases

The Company leases office space and equipment located throughout the United States and worldwide, all of which are under operating leases which expire over the next seven years.

Substantially all office space leases provide for the Company to pay a pro rate share of annual increases above a stated base amount of the landlords' related real estate taxes and operating expenses. Management expects that in the normal course of business, operating leases will be renewed or replaced by other operating leases.

The  following  is a schedule  by years of the future  minimum  rental  payments
required  under  the  operating   leases  that  have  an  initial  or  remaining
noncancellable lease term in excess of one year as of December 31, 1997:

Year ended December 31,
           1998 .............................................         $3,382,000
           1999 .............................................          3,681,000
           2000 .............................................          3,477,000
           2001 .............................................          3,142,000
           2002 .............................................            512,000
                                                                     -----------
    Total minimum rental payments ...........................        $14,194,000
                                                                     ===========

Total rental expense for the years ended December 31, 1995, 1996 and 1997 was approximately $2,033,000, $2,782,000 and $2,907,000, respectively.

15.  Retirement Plan

The Company maintains tax-deferred savings plans under Section 401(k) of the Internal Revenue Code to provide retirement benefits for all eligible employees (the "Plan"). Employees may voluntarily contribute a percentage of their annual compensation to the Plan, subject to Internal Revenue Service limitations. The Company may, but has no obligation to, make matching contributions. In addition, the Company may, but has no obligation to, make a discretionary contribution to the Plan. Discretionary contributions are allocated to participants' accounts in proportion to their compensation. The company's discretionary matching and other contributions for 1996 and 1997 were $1,384,000 and $1,528,000, respectively. Rights to benefits provided by the Company's discretionary contributions vest as follows: 40% after two years, 70% after three years and 100% after four years of service. Participants are fully vested in their voluntary contributions.

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

16.  Commitments and Contingencies

Cost subject to audit

Under its United States government contracts, the Company is subject to audit by the Defense Contract Audit Agency, which could result in adjustments of amounts previously billed. Management believes that the results of such audits will not have a material adverse effect on the Company's financial position or results of operations.

Financial Instruments and Risk Management

The Company operates around the world principally in United States currency. The Company may reduce any periodic exposures to fluctuations in foreign exchange rates by creating offsetting ("hedge") positions through the use of derivative financial instruments. The Company currently does not use derivative financial instruments for trading or speculative purposes, nor is the Company a party to leverage derivatives. The Company regularly monitors any foreign currency exposures and ensures that hedge contract amounts do not exceed the amounts of the underlying exposures.

The Company had no open hedge positions at December 31, 1996 and 1997.

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivable.

The  Company   maintains  cash  and  cash  equivalents  with  various  financial institutions. These financial institutions are located in many different countries throughout the world, and the Company's policy is designed to limit exposure with any one institution. As part of its cash management process, the company performs periodic evaluations of the relative credit standing of these financial institutions.

At December 31, 1996 and 1997, respectively, cash of approximately $1,004,000 and $1,425,000 was located in foreign bank accounts.

Major Customers

At December 31, 1996 and 1997, included in accounts receivable was $6,824,000 and $9,143,000, respectively, due from agencies of the United States government. Credit risk with respect to the remaining trade accounts receivable is generally diversified due to the large number of entities comprising the Company's customer base and their dispersion across different industries and countries. The Company performs ongoing credit evaluations of its customers' financial condition.

The Company generates revenues from contracts with governmental agencies and private companies within the United States and worldwide. During 1995, 1996 and 1997, the Company recognized approximately, $12,313,000, $25,997,000 and $31,792,000, respectively, of its revenue from the United States Agency for International Development ("USAID"), a U.S. government agency, and a major public utility. Revenues earned from foreign customers, both commercial and governmental, were approximately $713,000, $1,314,000 and $6,831,000 for the years ended December 31, 1995, 1996 and 1997, respectively.

17.  Pooling of Interests

In November of 1997, the Company acquired Apogee. In connection with this transaction, Apogee shareholders received 1.2689 shares of the Company's stock for each Apogee share. The Company

                               Hagler Bailly, Inc.
             Notes to Consolidated Financial Statements (Continued)
                           December 31, 1996 and 1997

issued 409,985 shares of its stock of all of outstanding shares and stock options of Apogee. Apogee was founded in 1986, and provides consulting services to the transportation and the environmental sectors. The merger qualified as a tax-free reorganization and was accounted for as a pooling of interests. Accordingly, the Company's financial statements have been restated to include the results of Apogee for all periods presented. As Hagler Bailly began operations on May 26, 1995, the financial statements for all periods prior to May 26, 1995 will be those of Apogee and TB&A.

     On February 23, 1998, the Company completed the acquisition of TB&A Group, Inc., and it's wholly-owned subsidiary, Theodore Barry and Associates ("TB&A"). The Company issued 454,994 shares of common stock in connection with the business combination. The business combination will be accounted for as a pooling of interests. Accordingly, the Company's financial statements have been restated to include the results of TB&A for all periods presented. As Hagler Bailly began operations on May 26, 1995, the financial statements for all periods prior to May 26, 1995, will be those of Apogee and TB&A.

Combined and separate results of Hagler Bailly, Apogee and TB&A during the periods preceding the merger were as follows (in millions):

                                  Hagler Bailly   Apogee       TB&A     Combined
                                  ----------------------------------------------

Year ended December 31, 1995
  Revenues......................    $29.3          $6.6        $8.8      $44.7
  Net income....................      0.9           0.1         0.5        1.5
Year ended December 31, 1996
  Revenues......................     61.6           6.3         6.6       74.5
  Net income (loss).............     (3.6)          0.2         0.1       (3.3)

The combined financial results presented above include adjustments made to conform accounting policies of the three companies.

                               Hagler Bailly, Inc.
                           Consolidated Balance Sheet

                                                                     March 31,
                                                                       1998
                                                                   ------------
                                                                    (unaudited)
Assets
Current assets:
   Cash and cash equivalents ...................................   $  2,995,236
   Investments .................................................      2,191,774
   Accounts receivable, net ....................................     34,148,980
   Note receivable .............................................      1,000,000
   Prepaid expenses ............................................      2,418,685
   Other current assets ........................................      1,907,375
                                                                   ------------
Total current assets ...........................................     44,662,050
Property and equipment, net ....................................      2,648,809
Software development costs, net ................................      2,379,841
Intangible assets, net .........................................      7,182,177
Other assets ...................................................        962,390
Deferred income taxes ..........................................             --
                                                                   ------------
Total assets ...................................................     57,835,267
                                                                   ============
Liabilities and stockholders' equity
Current liabilities:
   Bank line of credit .........................................      2,640,000
   Accounts payable and accrued expenses .......................      3,128,257
   Accrued compensation and benefits ...........................      1,223,671
   Billings in excess of cost ..................................      1,325,769
   Notes payable ...............................................        485,838
   Deferred income taxes .......................................        471,964
   Income taxes payable ........................................        953,067
                                                                   ------------
Total current liabilities ......................................     10,228,566
Deferred income taxes ..........................................      1,125,083
Long-term debt, net of current portion .........................        142,723
                                                                   ------------
Total liabilities ..............................................     11,496,372
Stockholders' equity:
   Preferred stock, $.01 par value, 5,000,000 shares
     authorized, none issued and outstanding ...................             --
   Common stock, $0.01 par value, 20,000,000 shares
     authorized, 8,884,241 issued and outstanding ..............         88,842
   Additional capital ..........................................     41,418,649
   Retained (deficit) earnings .................................      4,973,909
   Foreign currency fluctuation ................................       (142,505)
                                                                   ------------
Total stockholders' equity .....................................     46,338,895
                                                                   ------------
Total liabilities and stockholders' equity .....................   $ 57,835,267
                                                                   ============

                               Hagler Bailly, Inc.
                      Consolidated Statements of Operations

                                                         Three months ended
                                                             March 31,
                                                       1997            1998
                                                    -----------     -----------
                                                            (unaudited)
Revenues
   Consulting revenues ..........................   $20,884,430     $22,327,078
   Other revenues ...............................       242,811       1,315,142
                                                    -----------     -----------
Total revenues ..................................    21,127,241      23,642,220
Cost of services ................................    16,310,494      18,754,380
                                                    -----------     -----------
Gross profit ....................................     4,816,747       4,887,840
Merger related costs ............................            --         367,258
Selling, general and administrative expenses ....     2,506,649       1,935,430
Stock and stock option compensation .............        64,869              --
                                                    -----------     -----------
Income from operations ..........................     2,245,229       2,585,152
                                                    -----------     -----------
Other (income) expense, net .....................       296,048         (34,289)
                                                    -----------     -----------
Income before income tax expense ................     1,949,181       2,619,441
Income tax expense ..............................       761,049       1,021,426
                                                    -----------     -----------
Net income ......................................   $ 1,188,132     $ 1,598,015
                                                    ===========     ===========
Other comprehensive income:
   Foreign currency translation adjustment, net
     of $55,577 tax .............................            --         (86,928)
                                                    -----------     -----------
Comprehensive income ............................   $ 1,188,132     $ 1,511,087
                                                    ===========     ===========
Net income per share:
   Basic ........................................   $      0.20     $      0.18
                                                    ===========     ===========
   Diluted ......................................   $      0.17     $      0.17
                                                    ===========     ===========
Weighted average shares outstanding:
   Basic ........................................     5,955,746       8,869,844
                                                    ===========     ===========
   Diluted ......................................     7,063,846       9,681,251
                                                    ===========     ===========

                             See accompanying notes.

                               Hagler Bailly, Inc.
                      Consolidated Statements of Cash Flows


                                                          Three months ended
                                                              March 31,
                                                     --------------------------
                                                        1997           1998
                                                     -----------    -----------
                                                            (unaudited)
Operating activities
Net income .......................................   $ 1,188,132    $ 1,598,015
Adjustments to reconcile net income to net cash
 used in operating activities:
  Depreciation and amortization ..................       815,866        568,168
  Provision for deferred income taxes ............       573,262        702,257
  Provision for possible losses ..................       184,665         39,929
  Amortization of deferred stock compensation ....        64,869             --
  Changes in operating assets and liabilities:
       Accounts receivable .......................    (3,742,029)    (2,393,484)
       Prepaid expenses ..........................       (76,018)    (1,698,771)
       Other current assets ......................      (813,997)       (39,931)
       Other assets ..............................      (715,366)       317,076
       Accounts payable and accrued expenses .....     2,018,020     (1,037,866)
       Accrued compensation and benefits .........      (541,399)    (3,873,147)
       Billings in excess of cost ................      (249,644)      (431,439)
       Income taxes payable ......................       153,183       (886,727)
                                                     -----------    -----------
Net cash used in operating activities ............    (1,140,456)    (7,135,920)
Investing activities
Sale of investments ..............................            --      4,359,672
Purchase of investments ..........................      (169,397)            --
Investment in stock of subsidiaries ..............      (149,515)      (440,000)
Acquisition of property and equipment ............      (596,941)       (97,182)
                                                     -----------    -----------
Net cash provided by (used in)
 investing activities ............................      (915,853)     3,822,490
Financing activities
Issuance of common stock .........................       125,575         22,429
Net borrowings from bank line of credit ..........     2,350,000      2,640,000
Proceeds from long-term debt .....................            --        142,723
Principal payments on debt .......................    (1,072,645)      (314,579)
                                                     -----------    -----------
Net cash provided by financing activities ........     1,402,930      2,490,573
Net decrease in cash and cash equivalents ........      (653,379)      (822,857)
Foreign currency gain (loss) .....................            --       (142,505)
Cash and cash equivalents, beginning of period ...     2,009,343      3,960,598
                                                     -----------    -----------
Cash and cash equivalents, end of period .........   $ 1,355,964    $ 2,995,236
                                                     ===========    ===========

                             See accompanying notes.

                               HAGLER BAILLY, INC.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  Basis of Presentation

The accompanying unaudited interim consolidated financial statements of Hagler Bailly, Inc. (the "Company") have been prepared pursuant to the rules of the Securities and Exchange Commission ("SEC") and do not include all of the information and note disclosures required by generally accepted accounting principles. The information furnished herein reflects all adjustments, of a normal recurring nature, which are, in the opinion of management, necessary for a fair presentation of results for these interim periods.

The interim results of operations are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 1998.

As a result of the pooling of interests transaction completed in the first quarter, as described in Note 3 below, all consolidated financial statements and related schedules presented for the three month period ended March 31, 1998 and 1997 and as of December 31, 1997 have been restated to include the results of operations and financial position of TB&A Group, Inc. These financial statements should be read in conjunction with the Company's audited consolidated financial statements and notes thereto for the year ended December 31, 1997 included herein.

Note 2. Earnings per Share

Basic earnings per share is computed based on the weighted average number of shares of common stock outstanding during the respective periods. Diluted earnings per share is inclusive of the dilutive effect of unexercised stock options using the treasury stock method.

Note 3. Pooling of Interests

On February 23, 1998, the Company completed the merger of one of its wholly-owned subsidiaries with TB&A Group, Inc. and its wholly-owned subsidiary, Theodore Barry & Associates (collectively "TB&A"). The Company issued 454,994 shares of its common stock in connection with the merger and the merger was accounted for as a pooling-of-interests. Accordingly, the Company's financial statements have been restated to include the results of TB&A for all periods presented.

               Annex D - Consolidated Financial Statements of PHB

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries

                        Consolidated Financial Statements


                                    Contents


                  Years ended December 31, 1997, 1996 and 1995


Report of Independent Auditors..............................................D-1

Audited Consolidated Financial Statements

Consolidated Balance Sheets.................................................D-2
Consolidated Statements of Operations.......................................D-3
Consolidated Statements of Shareholders' Equity.............................D-4
Consolidated Statements of Cash Flows.......................................D-5
Notes to Consolidated Financial Statements..................................D-7


                   Three Months Ended March 31, 1998 and 1997

Unaudited Consolidated Financial Information

Unaudited Consolidated Balance Sheets......................................D-22
Unaudited Consolidated Statements of Operations............................D-23
Unaudited Consolidated Statements of Cash Flows............................D-24

                         Report of Independent Auditors


Board of Directors and Shareholders
Putnam, Hayes & Bartlett, Inc. and Subsidiaries


We have audited the accompanying consolidated balance sheets of Putnam, Hayes & Bartlett, Inc. and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Putnam, Hayes & Bartlett, Inc. and subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                            /s/ ERNST & YOUNG LLP

                                                ERNST & YOUNG LLP


Boston, Massachusetts
May 1, 1998, except for Note 9,
   as to which the date is June 8, 1998

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries
                           Consolidated Balance Sheets

                                                                        December 31
                                                                1997                     1996
                                                           --------------------------------------
Assets
Current assets:
   Cash and cash equivalents                               $  1,070,209              $  1,107,299
   Accounts receivable, less allowance for
     doubtful accounts of $2,619,157 and
     $1,853,926 at December 31, 1997 and 1996,
     respectively                                            17,393,493                14,584,198
   Unbilled services                                            968,418                 1,219,908
   Prepaid expenses and other assets                            770,380                   711,922
   Due in connection with liquidation of
     subsidiary, less allowance of $328,070 at
     December 31, 1997 (Note 2)                                 159,715                 2,171,701
                                                           --------------------------------------
Total current assets                                         20,362,215                19,795,028

Equipment and improvements:
   Furniture and fixtures                                     3,377,465                 2,849,012
   Leasehold improvements                                     2,010,114                 1,319,934
   Computer equipment                                         3,857,931                 3,353,639
   Communications equipment                                     680,424                   636,404
   Computer software                                            648,326                   517,135
                                                           --------------------------------------
                                                             10,574,260                 8,676,124

   Less accumulated depreciation and
     amortization                                            (7,978,499)               (7,062,326)
                                                           --------------------------------------
                                                              2,595,761                 1,613,798

Other assets:
   Cash surrender value of life insurance, net
     of loans of $7,326 and $19,413 at December
     31, 1997 and 1996, respectively                            154,980                   139,092
   Deposits                                                     154,082                   263,254
   Deferred income taxes (Note 7)                               668,682                   497,457
                                                           --------------------------------------
                                                                977,744                   899,803
                                                           --------------------------------------
Total assets                                               $ 23,935,720              $ 22,308,629
                                                           ======================================

                                                                        December 31
                                                                1997                     1996
                                                           --------------------------------------
Liabilities and shareholders' equity
Current liabilities:
   Bank line of credit (Note 3)                            $  1,500,000              $  1,400,000
   Accounts payable and accrued expenses (Note 4)             2,903,546                 2,314,689
   Advance billings                                           1,368,530                 1,192,844
   Accrued compensation and benefits                          8,370,604                 9,534,406
   Current portion of long-term debt (Note 5)                   146,950                   194,906
   Deferred income taxes                                      1,156,049                   418,632
                                                           --------------------------------------
Total current liabilities                                    15,445,679                15,055,477

Long-term liabilities:
   Long-term debt, net of current portion (Note 5)              284,410                   360,083
   Deferred rent (Note 6)                                     1,108,506                 1,026,175
   Deferred compensation (Note 11)                            3,565,875                 2,532,493
                                                           --------------------------------------
Total long-term liabilities                                   4,958,791                 3,918,751

Commitments and contingencies

Shareholders' equity (Note 9):
   Common stock, $.01 par value--authorized
     8,000,000 shares, 5,130,000 shares and
     4,768,450 shares issued at December 31,
     1997 and 1996, respectively                                 51,300                    47,685
   Additional paid-in capital                                13,217,585                 2,758,301
   Retained earnings (deficit)                               (8,952,573)                1,013,818
   Foreign currency translation adjustment                       18,363                    (2,838)
                                                           --------------------------------------
                                                              4,334,675                 3,816,966

   Subscriptions receivable for common stock                   (466,100)                 (177,240)
   Less cost of shares held in treasury 647,500
     and 607,500 shares at December 31, 1997
     and 1996, respectively                                    (337,325)                 (305,325)
                                                           --------------------------------------
Total shareholders' equity                                    3,531,250                 3,334,401
                                                           --------------------------------------

Total liabilities and shareholders' equity                 $ 23,935,720              $ 22,308,629
                                                           ======================================


See accompanying notes.

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries

                      Consolidated Statements of Operations

                                                                               Year ended December 31
                                                                    1997                 1996                    1995
                                                              -----------------------------------------------------------
Revenues:
   Consulting                                                    $ 52,117,036          $ 53,138,168          $ 45,622,448
   Subcontractor and other                                         10,690,599            14,606,997            10,987,580
                                                              -----------------------------------------------------------
                                                                   62,807,635            67,745,165            56,610,028

Cost of services:                                                  47,479,012            50,754,463            42,074,469
                                                              -----------------------------------------------------------
     Gross margin                                                  15,328,623            16,990,702            14,535,559

Selling, general and administrative                                14,202,753            15,646,826            13,413,311
Liquidation of subsidiary (Note 2)                                    328,070               662,609
Compensation in connection with subscriptions
   for issuance of common stock (Note 9)                            9,884,800
                                                              -----------------------------------------------------------

Income (loss) from operations                                      (9,087,000)              681,267             1,122,248

Other income (expense):
   Interest income                                                    222,854               173,565               208,500
   Interest expense                                                  (203,728)             (146,379)             (113,505)
   Other income (expense)                                            (292,599)              258,549               (16,527)
                                                              -----------------------------------------------------------

Income (loss) before income taxes                                  (9,360,473)              967,002             1,200,716

Income tax expense (Note 7)                                           605,918               663,640               575,152
                                                              -----------------------------------------------------------

Net income (loss)                                                $ (9,966,391)         $    303,362          $    625,564
                                                              ===========================================================

Earnings (loss) per share:
   Basic and diluted                                             $      (2.22)         $       0.07          $       0.15
                                                              ===========================================================

Shares used in computing earnings (loss) per share:
   Basic and diluted                                                4,490,089             4,498,684             4,197,781
                                                              ===========================================================

See accompanying notes.

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries

                 Consolidated Statements of Shareholders' Equity

                                                  Common Stock              Additional                    Subscriptions
                                          -------------------------          Paid-in        Retained     Receivable for
                                              Shares          Amount         Capital        Earnings      Common Stock
                                          ------------------------------------------------------------------------------
Balance at December 31, 1994               3,825,700         $38,257      $2,287,075         $84,892       $(177,892)
   Purchase of common stock
   Issuance of common stock                  499,450           4,995          61,734                         153,030
   Subscription receivable for common
     stock                                                                   155,000                        (155,000)
   Translation adjustment
   Net income                                                                                625,564
                                          ------------------------------------------------------------------------------
Balance at December 31, 1995               4,325,150          43,252       2,503,809         710,456        (179,862)
   Purchase of common stock
   Issuance of common stock                  443,300           4,433          86,492                         170,622
   Subscription receivable for common
     stock                                                                   168,000                        (168,000)
   Translation adjustment (Note 2)
   Net income                                                                                303,362
                                          ------------------------------------------------------------------------------
Balance at December 31, 1996               4,768,450          47,685       2,758,301       1,013,818        (177,240)
   Purchase of common stock
   Issuance of common stock                  361,550           3,615         108,384                         177,240
   Subscription receivable for common
     stock                                                                   466,100                        (466,100)
   Compensation in connection with
     subscriptions for issuance of
     common stock                                                          9,884,800
   Translation adjustment
   Net loss                                                                               (9,966,391)
                                          ------------------------------------------------------------------------------
Balance at December 31, 1997               5,130,000         $51,300     $13,217,585     $(8,952,573)      $(466,100)
                                          ==============================================================================
                                                                  Treasury Stock
                                            Translation       -----------------------
                                            Adjustment        Shares          Amount          Total
                                          -----------------------------------------------------------
Balance at December 31, 1994                 $(564,025)                                    $1,668,307
   Purchase of common stock                                    210,000       $(92,400)        (92,400)
   Issuance of common stock                                                                   219,759
   Subscription receivable for common
     stock
   Translation adjustment                       12,430                                         12,430
   Net income                                                                                 625,564
                                          -----------------------------------------------------------
Balance at December 31, 1995                  (551,595)        210,000        (92,400)      2,433,660
   Purchase of common stock                                    397,500       (212,925)       (212,925)
   Issuance of common stock                                                                   261,547
   Subscription receivable for common
     stock
   Translation adjustment (Note 2)             548,757                                        548,757
   Net income                                                                                 303,362
                                          -----------------------------------------------------------
Balance at December 31, 1996                    (2,838)        607,500       (305,325)      3,334,401
   Purchase of common stock                                     40,000        (32,000)        (32,000)
   Issuance of common stock                                                                   289,239
   Subscription receivable for common
     stock
   Compensation in connection with
     subscriptions for issuance of
     common stock                                                                           9,884,800
   Translation adjustment                       21,201                                         21,201
   Net loss                                                                                (9,966,391)
                                          -----------------------------------------------------------
Balance at December 31, 1997                   $18,363         647,500      $(337,325)     $3,531,250
                                          ===========================================================


See accompanying notes

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries

                      Consolidated Statements of Cash Flows

                                                                                  Year ended December 31
                                                                       1997                 1996                  1995
                                                                   -----------------------------------------------------
Operating activities
Net income (loss)                                                  $(9,966,391)            $303,362             $625,564
Adjustments to reconcile net income (loss) to
   net cash provided by (used in) operating activities:
     Depreciation and amortization                                     956,175              977,150              746,412
     Deferred income taxes                                             566,192              658,699              572,773
     Provision for uncollectible amounts                             2,692,034            1,628,250            1,122,687
     Deferred rent                                                      82,332             (364,897)            (420,258)
     Deferred compensation                                           1,049,569              801,061              944,602
     Gain on sale of equipment                                                               (9,713)
     Liquidation of subsidiary                                         328,070              662,609
     Compensation in connection with
       subscriptions receivable for
       issuance of common stock                                      9,884,800
     Changes in operating assets and liabilities,
        net of effects of acquisition:
        Accounts receivable and unbilled services                   (4,933,774)             815,207           (5,232,751)
        Prepaid expenses and other assets                              (64,588)             158,113             (183,020)
        Accounts payable, accrued expenses and accrued
          compensation and benefits                                   (402,968)             288,462            1,705,474
        Advance billings                                               201,063             (179,250)             661,133
        Federal and state income taxes                                                        5,219              136,748
                                                                   -----------------------------------------------------
Net cash provided by operating activities                              392,514            5,744,272              679,364

Investing activities
Investment in equipment and improvements                            (2,009,830)          (1,089,564)            (731,673)
Deposits                                                               107,699             (213,753)              15,657
Cash surrender value of life insurance, net                            (15,888)             (17,345)             (18,593)
Proceeds from sale of equipment                                                             108,621
Amounts received (due) in connection with liquidation
   of subsidiary                                                     1,683,916           (2,171,701)
Cash acquired in connection with business acquisition                                        54,898
Minority investment in consulting business                            (531,432)
                                                                   -----------------------------------------------------
Net cash used in investing activities                                 (765,535)          (3,328,844)            (734,609)

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries

                                                                               Year ended December 31
                                                                         1997             1996               1995
                                                                    -----------------------------------------------
Financing activities
Bank line of credit borrowings (repayments)                         $   100,000       $(1,600,000)      $ 1,127,100
Payments of long-term debt                                             (155,629)         (110,102)         (378,591)
Repayment of capital lease obligations                                                                     (762,258)
Issuance of common stock                                                289,239           173,047           219,759
                                                                    -----------------------------------------------
Net cash provided by (used in) financing activities                     233,610        (1,537,055)          206,010

Effect of exchange rate changes on cash                                 102,321           (34,431)           22,285
                                                                    -----------------------------------------------
Net increase (decrease) in cash and cash equivalents                    (37,090)          843,942           173,050

Cash and cash equivalents at beginning of year                        1,107,299           263,357            90,307
                                                                    -----------------------------------------------

Cash and cash equivalents at end of year                            $ 1,070,209       $ 1,107,299       $   263,357
                                                                    ===============================================


Supplemental cash flow information

Income taxes paid                                                   $     2,016       $     1,416       $       523
                                                                    ===============================================

Cash paid for interest                                              $    71,208       $    55,124       $    97,695
                                                                    ===============================================

Noncash financing and investing activities:
   Subscriptions receivable for issuance of common stock            $   466,100       $   168,000       $   147,500
   Issuance of promissory notes for the
     purchase of common stock                                            32,000           212,925            92,000
   Issuance of promissory notes in payment of deferred
     compensation
                                                                         39,276           194,363            16,834
   Issuance of 150,000 shares of common stock in
     connection with acquisition                                                           88,500
   Transfer of certain liabilities and sale
     of certain equipment in connection with
     liquidation of subsidiary                                                            101,584

See accompanying notes.

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries

                   Notes to Consolidated Financial Statements

                               December 31, 1997


1.  Summary of Significant Accounting Policies

Organization and Nature of Business

Putnam, Hayes & Bartlett, Inc. (the Company) is a Massachusetts corporation which renders consulting services to private and public clients on a worldwide basis. The Company provides management consulting, advisory and economic analysis services in the areas of business strategy, litigation support and expert testimony and public policy. The Company's headquarters are located in Cambridge, Massachusetts with offices in Washington DC, and California, and subsidiary offices in New Zealand and Australia.

Principles of Consolidation

The consolidated financial statements include the accounts of Putnam, Hayes & Bartlett, Inc. and its wholly-owned subsidiaries, Putnam, Hayes & Bartlett-Asia Pacific Limited acquired in April 1996 and Putnam, Hayes & Bartlett-Asia Pacific Pty Ltd established in September 1997. The consolidated statements of income for 1996 and 1995 also include the accounts of Putnam, Hayes & Bartlett Limited which was liquidated in December 1996 (see Note 2). All intercompany services accounts and transactions are eliminated in consolidation.

In 1997, the Company acquired a 7.8% minority ownership interest in a consulting business in the United Kingdom for cash of $531,432. Due to the uncertainty of recovery, the Company has provided in selling, general and administrative expense a full valuation allowance on this investment as of December 31, 1997. During 1997, the Company provided services to, and purchased consulting services from, this consulting business of $37,767 and $287,850, respectively. At December 31, 1997, the accounts receivable from this consulting business amounted to $135,078.

Revenue Recognition

Consulting revenue is derived from services provided by professional staff of the Company. Subcontractor and other revenue represent revenue principally related to services provided by subcontractors and billed by the Company to its clients and also includes other reimbursable costs billed to clients. Consulting services are principally provided under time and material contracts. Revenues under these contracts are recognized in the period the work is performed. Estimated losses on consulting contracts are provided for at the time such losses become known.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

1.  Summary of Significant Accounting Policies (continued)

Concentration of Credit Risk

The Company provides it services to customers in a variety of industries. The Company performs continuing credit evaluations of its customers and generally does not require collateral. Historically, the Company's losses related to receivables from individual customers or groups of customers have been consistent with its estimates. During 1997, the Company derived 12% of its revenues from two customers, and for 1996 and 1995, 20% and 19%, respectively, of its total revenues from two different customers.

The Company maintains its excess cash balances in highly-rated short-term investment instruments. The Company has not experienced any losses from these investments.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Financial Instruments

The Company's financial instruments principally include accounts receivable and unbilled services, accounts payable, notes payable to bank under its line of credit and long-term debt. The fair value of these instruments approximate their carrying value based upon their short-term nature and variable rates on interest bearing instruments.

Equipment and Improvements

Equipment and improvements are stated at cost. Depreciation is provided based on the estimated useful lives of the assets using a combination of straight-line and accelerated methods. Furniture and fixtures, computer equipment and software and communications equipment are depreciated over periods ranging from three to seven years and leasehold improvements are amortized over the lesser of the useful life or term of the lease. Expenditures for repairs and maintenance are charged to operations as incurred.

Income Taxes

The Company provides for income taxes under the liability method. Under this method, deferred taxes are based on the future income tax effect of temporary differences between the book and tax bases of the Company's assets and liabilities, assuming they will be realized and settled, respectively, at the amount reported in the Company's financial statements.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

The Company uses the cash basis of accounting for income tax purposes. The Company does not provide for income taxes on undistributed earnings of subsidiaries, as such taxes are expected to be offset by foreign tax credits.

Foreign Currency Translation

The assets and liabilities of the Company's foreign subsidiaries are translated into U.S. dollars using exchange rates at the balance sheet dates. Income and expense items are translated at average exchange rates for the respective periods. The effect of translating these amounts at different rates is included in the foreign currency translation adjustment account in shareholders' equity. Transactions gains and losses are charged to operations and are included in other income (expense). Transaction losses in 1997 amounted to $299,800. Transaction gains in 1996 amounted to $240,200. In 1995, these amounts were not material.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management believes that estimates, including the amount due in connection with the liquidation of Putnam, Hayes & Bartlett Limited, and normal recurring provisions and allowances made in preparation of the financial statements are fairly presented. However, actual results could differ from estimates.

Impairment of Long-Lived Assets

In 1996, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 121, "Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of". SFAS No. 121 requires recognition of impairment losses on long-lived assets when indicators of impairment losses on long-lived assets are present and future undiscounted cash flows are insufficient to support the assets' recovery. Adoption of SFAS No. 121 did not have a material impact on the Company's financial statements.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

1.  Summary of Significant Accounting Policies (continued)

Earnings Per Share

In 1997, the Company adopted SFAS No. 128, "Earnings per Share". SFAS No. 128, which is applicable only to public companies, simplifies the calculation of earnings per share (EPS) and makes it comparable to the new international EPS standard. It replaces the presentation primary EPS with a presentation of basic EPS. Unlike primary EPS, basic EPS excludes options, warrants, and other potentially dilutive securities from the calculation. The Company had no dilutive securities outstanding during 1997, 1996 or 1995.

Basic EPS excludes dilution and is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Diluted EPS is computed similarly to fully diluted EPS.

Recent Pronouncements

In June 1997, SFAS No. 130, "Reporting Comprehensive Income" was issued which established standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. This statement requires that an enterprise classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. This statement is effective for fiscal years beginning after December 15, 1997. The Company believes that the adoption of this statement will not materially impact its financial position or results of operations.

In June 1997, SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information" was issued which established standards for public business enterprises to report information about operating segments in annual financial statements and requires those enterprises to report selected information about operating segments in interim financial reports issued to shareholders. It also establishes the standards for related disclosures about products and service, geographic areas and major customers.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

This Statement requires that a public business enterprise report financial and descriptive information about its reportable operating segments. The financial information is required to be reported on the basis that it is used internally for evaluating segment performance and deciding how to allocate resources to segments. Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for financial statements for periods beginning after December 15, 1997. The Company believes that the adoption of this statement will not materially impact its financial position or results of operations.

The Company intends to adopt Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pension and Other Postretirement Benefits" in 1998. This standard will require additional disclosure, but will not have a material effect on the Company's financial position or results of operations.

Stock-Based Compensation

The Company accounts for stock-based compensation arrangements under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB
25) rather than the alternative fair value accounting method provided for under SFAS No. 123, "Accounting for Stock Based Compensation". Under APB 25, when the exercise price of options granted to employees and outside directors equals or exceeds the market value of the underlying stock on the date of grant, no compensation is required. No options were granted in 1997, 1996 or 1995 and accordingly, the disclosures required by SFAS No. 123 are not presented.

2.  Acquisition and Divestiture

On April 5, 1996, the Company acquired all of the outstanding stock of Putnam, Hayes & Bartlett-Asia Pacific Limited (PHB-AP) in exchange for 150,000 shares of the Company's common stock and cash of $10,100. At that time PHB-AP had a wholly-owned subsidiary, CORE Management Systems Limited, which was amalgamated into PHB-AP as of December 31, 1997. PHB-AP, located in New Zealand provides consulting services to private and public clients. The acquisition has been accounted for under the purchase method and, accordingly, the assets and liabilities of PHB-AP at the

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries acquisition date have been stated at their fair value. In accordance with the purchase method, the Company's consolidated statement of income includes the operations of PHB-AP from April 5, 1996, the acquisition date. Had the acquisition occurred on January 1, 1996 the Company's consolidated results of operations for the year ended December 31, 1996 would not have been materially different.

On December 23, 1996, the Company caused Putnam,  Hayes & Bartlett  Limited (PHB
Ltd), the Company's U.K. subsidiary, to cease operations and appointed a liquidator to wind up PHB Ltd's affairs. The operating results of PHB Ltd have been included in the Company's consolidated statement of income until the liquidation date. The Company recognized the net amount due as of December 31, 1996 in connection with the liquidation of PHB Ltd as a current asset of $2,171,701. This amount represented management's estimate of the net proceeds ultimately expected to be recovered upon collection of accounts receivable from clients and payment of obligations to creditors. As of December 31, 1997, the Company estimates that $328,070 of the $2,171,701 is not collectible. Of the Company's loss of $662,609 recognized in 1996 in connection with the liquidation of its UK subsidiary, $548,757 represented cumulative foreign currency translation losses which had previously been recorded as a separate component of the Company's shareholders' equity.

3.  Bank Line of Credit

The Company has entered into a revolving credit agreement (Agreement) with a bank which enables the Company to borrow up to $4,000,000, subject to certain restrictions which limit the borrowing base to 70% of eligible accounts receivable, plus 50% of the eligible unbilled accounts receivable, less the US dollar equivalent of (pound)150,000. The Agreement requires the Company among other things to maintain certain operating covenants. At December 31, 1997, the Company was in violation of these covenants for which waivers were obtained. The Agreement expires on May 31, 1998. Interest is charged at the greater of the bank's Base Rate or the Federal Funds Effective Rate plus 0.5%, as defined by the Agreement. The Company's accounts receivable are assigned as security under the Agreement. The Agreement requires a commitment fee of 0.5% on the average daily amount of the unborrowed portion of the commitment, payable quarterly in arrears. At December 31, 1997 and 1996, $2,500,000 and $2,600,000, respectively, was unused on the revolving line of credit.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

3.  Bank Line of Credit (continued)

Interest expense under this agreement amounted to $24,830 in 1997, $18,142 in 1996 and $23,936 in 1995.

4.  Accounts Payable and Accrued Expenses

This balance is comprised as follows:

                                                  December 31
                                          1997                 1996
                                   -------------------- -------------------

    Trade accounts payable             $  906,581          $1,086,559
    Other accruals                      1,996,965           1,228,130
                                   -------------------- -------------------

                                       $2,903,546          $2,314,689
                                   ==================== ===================

5.  Long-Term Debt

In 1997 and 1996, the Company issued $32,000 and $212,925, respectively, in promissory notes to former employees in conjunction with the re-purchase of common stock from those employees. Also in 1997 and 1996, the Company issued
$39,276 and $194,363, respectively, in promissory notes to certain former employees in conjunction with payment of deferred compensation. These notes and previously issued notes are payable in annual installments of principal and interest, calculated at the prime rate (8.5% at December 31, 1997).

Aggregate annual principal maturities of long-term debt to former shareholders at December 31, 1997 are as follows:

 Year ending December 31, 1998                                  $146,950
                          1999                                   146,950
                          2000                                   119,641
                          2001                                    17,819
                                                       --------------------
                                                                 431,360
                          Less current portion                 (146,950)
                          Long-term debt at            --------------------
                           December 31, 1997                    $284,410
                                                       ====================

Interest expense under these notes amounted to $46,378 in 1997, $37,534 in 1996 and $33,102 in 1995.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

6.  Leases

The Company leases all of its office space under operating leases with various terms and renewal options. Future minimum commitments under all leases with noncancelable terms of one year or more are as follows:

       Year ending December 31, 1998                        $  4,610,882
                                1999                           4,701,361
                                2000                           4,704,856
                                2001                           4,749,298
                                2002                           4,672,609
                                Thereafter                    24,795,704
                                                       --------------------

                                                             $48,234,710
                                                       ====================

In connection with the lease agreement entered into for its headquarters in Cambridge, the Company was provided a cash incentive of $1,500,000. This cash incentive is being amortized over the ten-year lease term. At December 31, 1997 and 1996, the unamortized balance of the cash incentive included in deferred rent amounted to $215,156 and $329,906, respectively. This lease agreement expires in 2009 with two five-year renewal options. This lease and others also include periodic escalation provisions. At December 31, 1997 and 1996, deferred rent attributable to these escalations amounted to $893,350 and $696,269, respectively.

Rent expense amounted to $4,524,510, $4,853,193 and $4,978,500 for the years ended December 31, 1997, 1996 and 1995, respectively.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

7.  Income Taxes

The Company's provision for income taxes is as follows:



                                                            Year ended December 31
                                                 1997               1996               1995
                                           ----------------- ------------------- -----------------
Current:
   Federal and state                          $  2,500          $  4,941            $  2,379
   Foreign                                      37,226
                                           ----------------- ------------------- -----------------
                                                39,726             4,941               2,379
Deferred provision:
   Federal                                     482,328           560,969             488,074
   State                                        83,864            97,730              84,699
                                           ----------------- ------------------- -----------------
                                               566,192           658,699             572,773
                                           ----------------- ------------------- -----------------


                                              $605,918          $663,640            $575,152
                                           ================= =================== =================

A reconciliation of the federal statutory rate to the effective income tax rate is as follows:

                                                 1997               1996               1995
                                          ------------------ ------------------ ------------------
Tax at federal statutory rate                 $(3,182,560)        $338,450           $420,249
State taxes, net of federal benefit              (570,989)          58,987             73,243
Valuation allowance                               218,000
Permanent nondeductible U.S. items                133,594           89,413             92,671
Permanent nondeductible foreign items              19,855           73,497
Permanent nondeductible compensation in
  connection with subscriptions for
  issuance of common stock                      3,969,047
Other                                              18,971          103,293            (11,011)
                                          ------------------ ------------------ ------------------

                                              $   605,918         $663,640           $575,152
                                          ================== ================== ==================


The effective tax rates in 1997, 1996 and 1995 are higher than the statutory rates due principally to permanent non-deductible US items for certain business travel, meals and entertainment expenses included in the statement of operations for which the Company is not entitled to a tax deduction.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

The 1997 effective tax rate also includes the effect of non deductible compensation of $9,884,000 (see Note 9) for tax reporting purposes as well as a valuation allowance established for a loss provision included in the statement of operations which, for tax reporting purposes, is deductible only when realized and to the extent of the availability of capital gains income.

Significant   components  of  the  Company's  deferred  income  tax  assets  and liabilities at December 31 are as follows:



                                                              1997               1996
                                                       ------------------ -------------------

   Deferred income tax assets:
      Advance billings                                     $  342,136         $  343,183
      Net operating loss carryforwards                        131,266            200,942
      Deferred incentive from lessor                           88,429            135,591
      Accrued rent                                            367,167            286,167
      Leasehold amortization                                  265,616            224,687
      Depreciation of computer equipment                      101,041             74,802
      Other                                                    33,838              7,940
                                                       ------------------ ------------------
   Total deferred income tax assets                         1,329,493          1,273,312

   Deferred tax liabilities:
      Cash basis adjustment                               (1,598,860)        (1,194,487)
      Valuation allowance                                   (218,000)
                                                       ------------------ ------------------
   Total deferred income tax liabilities                  (1,816,860)        (1,194,487)
                                                       ------------------ ------------------

   Net deferred income tax asset (liability)             $  (487,367)        $    78,825
                                                       =====================================


The Company has a federal net operating loss carryforward of approximately $319,000 which expires at various times between 2005 and 2013.

8.  Nonqualified Stock Option Plan

As of December 31, 1996 and 1995, options to acquire 30,000 shares of the Company's common stock at an exercise price of $2.00 per share were outstanding and fully vested. These options expired in February 1997.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

9.  Employee Stock Arrangements

Since October 1, 1984, all of the Company's common stock has been subject to the terms and conditions of a Stock Purchase Agreement (Agreement) between the Company and each of its shareholders. A premise of the Agreement is to assure that all outstanding stock of the Company remains in the hands and under the control of persons actively engaged in the business of the Company.

The Company sells shares of its common stock to senior level employees who are required to purchase specified amounts of shares based upon the employees' respective positions. The price of the stock is the book value per share determined by the Company's most recently issued annual audited financial statements. Sale of stock to these individuals generally occurs shortly after the issuance of the Company's annual audited financial statements, typically within 120 days after year end. The Agreement provides that upon termination of employment or death the Company is required to purchase all shares owned by the former employee at the book value per share of the Company based upon the most recently available audited financial statements. The Agreement also provides that if a shareholder has received an offer to sell or desires to transfer shares the Company has a right of first refusal to purchase those shares at book value. The Agreement provides for the purchase of shares by the Company to be made in the form of cash, promissory notes or a combination thereof. Such purchases of stock by the Company occur periodically during the year as a result of employment terminations.

Until August 1997, the Company has accounted for the sale and purchase of its common stock under the arrangements described above as capital transactions. In connection with the proposed transaction described in Note 13, under generally accepted accounting principles, stock issued or subject to issuance under subscriptions receivable entered into within the 12 months preceding the closing of the transaction are presumed to have been issued in contemplation of the proposed transaction and are required to be accounted for at their fair value at the date of issuance. Accordingly, the Company has recognized a noncash, nontax deductible compensation charge as of December 31, 1997 of $9,884,800, representing the difference between the fair value and the book value of shares of common stock issuable through December 31, 1997.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

10.  Employee Retirement Benefit Plans

The Company sponsors two defined contribution plans for Putnam, Hayes & Bartlett, Inc. employees: the Putnam, Hayes & Bartlett, Inc. Profit Sharing Plan (the Profit Sharing Plan) and the Putnam, Hayes & Bartlett, Inc. 401(k) Plan. The plans, as more fully described below, cover all employees of the Company who meet the eligibility requirements. The Company, on behalf of employees of PHB-Ltd, approved contributions to the personal pension schemes of the employees' choosing in accordance with the Board of Directors election in 1996 and 1995.

Profit Sharing Plan

The Profit Sharing Plan permits only employer discretionary profit sharing contributions. The Board of Directors elected to contribute up to $1,110,000, $1,228,000 and $1,247,000 to the Profit Sharing Plan for the years ended December 31, 1997, 1996 and 1995, respectively. The cost of administering the Profit Sharing Plan is paid by the Company and amounted to $13,200 for 1997 and $12,000 for 1996 and 1995, respectively.

401(k) Plan

Effective August 1, 1994, the Company established a voluntary 401(k) savings plan (the 401(k) Plan) for eligible employees. Participants may elect to contribute up to 15% of their qualified compensation annually, subject to federal limitations. The cost of administering the 401(k) Plan is paid by the Company and amounted to $6,300 for 1997, $6,000 for 1996 and $5,075 for 1995.

Personal Pension Scheme Contributions for Subsidiary Employees

The Board of Directors approved the payment of $40,693 and $97,238 for 1996 and 1995, respectively, into the Personal Pension Schemes of the employees of PHB-Ltd in accordance with coverage requirements. No such payments were made in 1997.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

11.  Compensation Arrangements

The Company's compensation arrangements for senior level employees includes a base salary, a standard bonus based upon the achievement of specific operating objectives and performance incentive compensation for achievement of profitability in excess of these specific operating objectives. These amounts are accrued as earned and paid in cash or deferred under the arrangements described below.

The Company has a Deferred Compensation Plan (the Plan) under which eligible principals, directors and officers of the Company may, and in certain circumstances are required to defer receipt of certain bonus amounts (otherwise payable to them in cash) by so electing in accordance with the provisions of the Plan. Deferred compensation under the Plan is converted along with accrued interest to a non-transferable interest bearing promissory note upon the participant's separation from the Company. Interest is calculated at the prime rate (8.5% at December 31, 1997). All deferred bonuses have been accrued and are classified as long-term on the balance sheet. Interest expense related to deferred compensation has been accrued and amounted to $162,758, $90,702 and $27,533 for the years ended December 31, 1997, 1996 and 1995, respectively.

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

12.  Segment, Geographic and Customer Information

The Company operates in one industry segment, providing management consulting, advisory and economic analysis services to public and private clients on a worldwide basis.

Geographic information for 1997, 1996 and 1995 is as follows:

                                                 1997               1996               1995
                                          ------------------ ------------------ ------------------
Revenues:
   United States                             $ 57,316,260     $ 59,570,848        $ 49,575,465
   Intercompany                                 1,371,112          878,146           1,000,510
                                          ------------------ ------------------ ------------------
     Total                                     58,687,372       60,448,994          50,575,975
   United Kingdom                                                6,114,679           7,034,564
   Intercompany                                                    353,200             430,975
                                          ------------------ ------------------ ------------------
     Total                                                       6,467,879           7,465,539
   Asia Pacific                                 5,491,375        2,059,637
   Intercompany                                   247,675           89,732
                                          ------------------ ------------------ ------------------
     Total                                      5,739,050        2,149,369
   Eliminations                                (1,618,787)      (1,321,077)         (1,431,486)
                                          ------------------ ------------------ ------------------

Total revenues                               $ 62,807,635     $ 67,745,165        $ 56,610,028
                                          ================== ================== ==================

Income (loss) from operations:
   United States                             $ (9,328,121)    $  2,041,065        $  2,486,799
   United Kingdom                                               (1,283,881)         (1,364,551)
   Asia Pacific                                   241,121          (75,917)
                                          ------------------ ------------------ ------------------

Total income (loss) from operations          $ (9,087,000)    $    681,267        $  1,122,248
                                          ================== ================== ==================

                Putnam, Hayes & Bartlett, Inc. and Subsidiaries

12.  Segment, Geographic and Customer Information (continued)

                                                 1997              1996               1995
                                           ----------------- ----------------- -------------------
Assets:
   United States                              $22,698,846      $20,953,076        $20,497,945
   United Kingdom                                                                   4,089,385
   Asia Pacific                                 2,530,453        1,444,053
   Eliminations                                (1,293,579)         (88,500)        (2,793,643)
                                           ----------------- ----------------- -------------------

Total assets                                  $23,935,720      $22,308,629        $21,793,687
                                           ================= ================= ===================

Revenues for the United States include $1,148,185, $1,039,328 and $1,389,064 in 1997, 1996 and 1995, respectively, for services provided to foreign based clients.

13.  Proposed Transaction

On March 22, 1998, the Company entered into a nonbinding preliminary agreement which anticipates the execution of a definitive merger agreement between the Company and Hagler Bailly, Inc., pursuant to which the Company's shareholders are to exchange all outstanding shares in exchange for shares of Hagler Bailly, Inc. common stock.

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries
                      Unaudited Consolidated Balance Sheet


                                                                  March 31,
                                                                     1998
                                                                 -----------
Assets
Current assets:
   Cash and cash equivalents                                     $ 1,999,934
   Accounts receivable, less allowance                            10,083,390
   Unbilled services                                               9,182,113
   Prepaid expenses and other assets                                 970,422
                                                                 -----------
Total current assets                                              22,235,859

Equipment and improvements:
   Furniture and fixtures                                          3,509,972
   Leasehold improvements                                          2,006,684
   Computer equipment                                              4,043,515
   Communications equipment                                          683,781
   Computer software                                                 664,586
                                                                 -----------
                                                                  10,908,538

   Less accumulated depreciation and                               8,222,770
                                                                 -----------
     amortization                                                  2,685,768

Other assets:
   Cash surrender value of life insurance, net                       160,059
     of loans
   Deposits                                                          175,931
   Deferred income taxes                                             668,682
                                                                 -----------
                                                                   1,004,672
                                                                 -----------

Total assets                                                     $25,926,299



                                                                   March 31,
                                                                     1998
                                                                 -----------
Liabilities and stockholders' equity
Current liabilities:
   Bank line of credit                                           $   550,000
   Accounts payable and accrued expenses                           2,901,030
   Advance billings                                                1,817,620
   Accrued compensation and benefits                               8,243,731
   Current portion of long-term debt                                 146,950
   Deferred income taxes                                           1,156,049
                                                                 -----------
Total current liabilities                                         14,815,380

Long-term liabilities:
   Long-term debt, net of current portion                            274,591
   Deferred rent                                                   1,151,269
   Long term deferred income tax                                   1,052,263
   Deferred compensation                                           3,606,255
                                                                 -----------
Total long-term liabilities                                        6,084,378

Stockholders' equity:
   Common stock                                                       51,300
   Additional paid-in capital                                     15,477,185
   Retained earnings (deficit)                                    (9,609,533)
   Foreign currency translation adjustment                             5,814
                                                                 -----------
                                                                   5,924,766

   Subscriptions receivable for common stock                        (560,900)
   Less cost of shares held in treasury
     (647,500 shares)                                               (337,325)
                                                                 -----------
Total stockholders' equity                                         5,026,541
                                                                 -----------

Total liabilities and stockholders' equity                       $25,926,299

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries
                 Unaudited Consolidated Statements of Operations

                                                             Three months ended
                                                                  March 31,
                                                            1998            1997
                                                        ------------    ------------
Revenues:
   Consulting                                           $ 13,533,020    $ 13,449,096
   Subcontractor and other                                 2,070,855       2,572,520
                                                        ------------    ------------
                                                          15,603,875      16,021,616

Cost of services                                          10,013,364      12,279,641
                                                        ------------    ------------
     Gross profit                                          5,590,511       3,741,975

Selling, general and administrative                        2,948,477       3,020,016
Compensation in connection with subscriptions
   for issuance of common stock                            2,164,800
                                                        ------------    ------------
Income from operations                                       477,234         721,959

Other income (expense):
   Interest income                                            15,895          12,495
   Interest expense                                          (54,731)        (43,442)
   Other income (expense)                                    (43,095)        (15,364)
                                                        ------------    ------------
Income before income taxes                                   395,303         675,648

Income tax expense                                         1,052,263         320,796
                                                        ------------    ------------

Net income (loss)                                       $   (656,960)   $    354,852
                                                        ============    ============

Net income (loss) per share:
   Basic and diluted                                    $      (0.13)   $       0.09
                                                        ============    ============

Shares used in computing net income (loss) per share:
   Basic and diluted                                       5,174,722       4,160,950
                                                        ============    ============

                 Putnam, Hayes & Bartlett, Inc. and Subsidiaries
                 Unaudited Consolidated Statements of Cash Flows

                                                                        Three months ended
                                                                             March 31,
                                                                  ----------------------------
                                                                       1998          1997
                                                                  ----------------------------
Operating activities
Net income (loss)                                                  $  (656,960)   $   354,852
Adjustments to reconcile net income (loss) to
  net cash provided by (used in) operating activities:
    Depreciation and amortization                                      254,702        185,208
    Provision for uncollectible amounts                                (50,000)       393,399
    Deferred rent                                                       42,763          1,767
    Deferred compensation                                               45,721         31,290
    Deferred Income Taxes                                            1,052,263
    Compensation in connection with subscriptions receivable for
      issuance of common stock                                       2,164,800
    Changes in operating assets and liabilities, net of effects of acquisition:
      Accounts receivable and unbilled services                     (1,057,888)    (4,844,295)
      Prepaid expenses and other assets                               (202,444)       288,782
      Accounts payable, accrued expenses                               217,376         27,794
      Accrued compensation and benefits                               (185,483)     2,517,405
      Advance billings                                                 461,759        300,067
                                                                  ----------------------------
Net cash provided by (used in) operating activities                  2,086,609       (743,731)

Investing activities
Investment in equipment and improvements                              (360,896)       (73,750)
Deposits                                                               (21,879)       145,030
Cash surrender value of life insurance, net                             (5,079)
Minority interest in consulting business                                             (337,236)
Amounts received (due) in connection with liquidation
  of subsidiary                                                        159,715        963,699
                                                                  ----------------------------
Net cash provided by (used in)  investing activities                  (228,139)       697,743

Financing activities
Bank line of credit borrowings (repayments)                        $  (950,000)      (750,000)
Payments of long-term debt                                              (9,819)       (72,415)
                                                                  ----------------------------
Net cash provided by (used in) financing activities                   (959,819)      (822,415)

Effect of exchange rate changes on cash                                 31,074          9,995
                                                                  ----------------------------
Net increase (decrease) in cash and cash equivalents                   929,725       (858,408)

Cash and cash equivalents at beginning of period                     1,070,209      1,107,299
                                                                  ----------------------------

Cash and cash equivalents at end of period                         $ 1,999,934    $   248,891
                                                                  ============================

See accompanying notes.

            Annex E - Pro Forma Combined Consolidated Financial Data

              PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma combined consolidated financial statements assume a business combination between Hagler Bailly and PHB accounted for on a pooling-of-interest basis and are based on, and should be read in conjunction with, the respective historical consolidated financial statements and the notes thereto of Hagler Bailly and PHB, which are included as annexes to this Joint Proxy Statement/PPM.

     For purposes of the preparation of the unaudited pro forma combined consolidated balance sheet, no estimate is used for the sum of the merger-related expenses (which the companies anticipate will be approximately $2.0 million) and no deferred tax benefit relating to these expenses is included.

     The pro forma combined consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the Merger had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of Hagler Bailly/PHB. The pro forma combined consolidated financial information does not give effect to any cost savings which may result from the integration of Hagler Bailly's and PHB's operations.

                               Hagler Bailly, Inc.
                  Pro Forma Combined Consolidated Balance Sheet
                                 March 31, 1998

                                                                                                     Pro Forma          Pro Forma
                                                               Hagler Bailly          PHB           Adjustments         Combined
                                                               -------------          ---           -----------         --------
Assets
Current assets:
   Cash and cash equivalents ............................     $  2,995,236      $  1,999,934      $         --         $  4,995,170
   Investments ..........................................        2,191,774                --                --            2,191,774
   Accounts receivable, net .............................       34,148,980        19,265,503                --           53,414,483
   Note receivable ......................................        1,000,000                --                --            1,000,000
   Prepaid expenses .....................................        2,418,685           970,422                --            3,389,107
   Other current assets .................................        1,907,375                --                --            1,907,375
                                                              ------------       -----------      ------------         -------------
Total current assets ....................................       44,662,050        22,235,859                --           66,897,909
Property and equipment, net .............................        2,648,809         2,685,768                --            5,334,577
Software development costs, net .........................        2,379,841                --                --            2,379,841
Intangible, net .........................................        7,182,177                --                --            7,182,177
Other assets ............................................          962,390           335,990                --            1,298,380
Deferred income taxes ...................................               --           668,682                --              668,682
                                                              ------------       -----------      ------------         -------------
Total assets ............................................     $ 57,835,267      $ 25,926,299      $         --         $ 83,761,566
                                                              ============      ============      ============         ============

Liabilities and Stockholders' Equity
Current liabilities:
   Bank line of credit ..................................     $  2,640,000      $    550,000      $         --         $  3,190,000
   Accounts payable and accrued expenses ................        3,128,257         2,901,030                --            6,029,287
   Accrued compensation and benefits ....................        1,223,671         8,243,731                --            9,467,402
   Billings in excess of costs ..........................        1,325,769         1,817,620                --            3,143,389
   Current portion of long-term debt ....................          485,838           146,950                --              632,788
   Deferred income taxes ................................          471,964         1,156,049                --            1,628,013
   Income taxes payable .................................          953,067                --                --              953,067
                                                               -----------       -----------      ------------         -------------
Total current liabilities ...............................       10,228,566        14,815,380                --           25,043,946
Long-term debt, net of current portion ..................          142,723           274,591                --              417,314
Deferred rent ...........................................               --         1,151,269                --            1,151,269
Deferred income taxes ...................................        1,125,083         1,052,263                --            2,177,346
Deferred compensation ...................................               --         3,606,255                --            3,606,255
                                                               -----------       -----------      ------------         -------------
Total liabilities .......................................       11,496,372        20,899,758                --           32,396,130
                                                               -----------       -----------      ------------         -------------
Stockholders' equity:
   Preferred stock, $0.01 par value, 5,000,000
     shares authorized; none issued and
     outstanding ........................................               --                --                --                   --
   Common stock, $0.01 par value--8,000,000
     shares authorized; 5,130,000 issued and
     outstanding ........................................               --            51,300           (51,300)(1)               --
   Common stock, $0.01 par value--20,000,000
     shares authorized: 8,884,241 issued and
     outstanding in 1998 and 6,600,000 additional
     shares for the business combination ................           88,842                --            65,458(1)           154,300
   Additional paid-in capital ...........................       41,418,649        15,477,185          (912,383)(1)       55,983,451
   Subscriptions receivable for common stock ............               --          (560,900)          560,900(1)                --
   Retained earnings (deficit) ..........................        4,973,909        (9,609,533)               --           (4,635,624)
   Foreign currency fluctuation .........................         (142,505)            5,814                --             (136,691)
   Less cost of shares held in treasury 647,500
     shares at March 31, 1998 ...........................               --          (337,325)          337,325(1)                --
                                                               -----------       -----------      ------------         -------------
Total stockholders' equity ..............................       46,338,895         5,026,541                --           51,365,436
                                                               -----------       -----------      ------------         -------------

Total liabilities and stockholders' equity ..............     $ 57,835,267      $ 25,926,299      $         --         $ 83,761,566
                                                              ============      ============      ============         ============

                               Hagler Bailly, Inc.
             Pro Forma Combined Consolidated Statement of Operations
                          Year Ended December 31, 1995

                                                                      Historical
                                                            ------------------------------           Pro Forma          Pro Forma
                                                            Hagler Bailly          PHB              Adjustments         Combined
                                                            -------------          ---              -----------         --------
Revenues ............................................      $ 44,722,616       $ 56,610,028       $          --      $ 101,332,644
Cost of services ....................................        36,473,953         42,074,469                  --         78,548,422
                                                            -----------        -----------                            -----------
 Gross profit .......................................         8,248,663         14,535,559                  --         22,784,222
Selling, general and administrative expenses ........         5,858,180         13,413,311                  --         19,271,491
                                                            -----------        -----------                            -----------
Stock and stock option compensation .................                --                 --                  --                 --
Income from operations ..............................         2,390,483          1,122,248                  --          3,512,731
Other income (expense):
   Interest income ..................................            95,740            208,500                  --            304,240
   Interest expense .................................          (957,004)          (113,505)                 --         (1,070,509)
   Other ............................................                --            (16,527)                 --            (16,527)
                                                            -----------        -----------                            -----------
Income before income tax expense ....................         1,529,219          1,200,716                  --          2,729,935
Income tax expense ..................................           869,900            575,152                  --          1,445,052
                                                            -----------        -----------                            -----------
Net income before extraordinary gain ................           659,319            625,564                  --          1,284,883
Extraordinary gain ..................................           829,280                 --                  --            829,280
                                                            -----------        -----------                            -----------
Net income ..........................................      $  1,488,599       $    625,564       $          --      $   2,114,163
                                                            ===========        ===========        ============        ===========
Net income per share:
   Basic:
     Net income before extraordinary gain ...........      $       0.19       $       0.15       $                          $0.15
     Extraordinary gain .............................              0.24                 --                                   0.09
     Net income .....................................              0.44               0.15                                   0.24
   Diluted:
     Net income before extraordinary gain ...........      $       0.17       $       0.15                                  $0.14
     Extraordinary gain .............................              0.21                 --                                   0.09
     Net income .....................................              0.38               0.15                                   0.23

Weighted average shares outstanding:
   Basic ............................................         3,419,904          4,197,781                              8,776,180
   Diluted ..........................................         3,946,830          4,197,781                              9,303,106

                               Hagler Bailly, Inc.
             Pro Forma Combined Consolidated Statement of Operations
                          Year Ended December 31, 1996

                                                                        Historical
                                                              ------------------------------          Pro Forma          Pro Forma
                                                              Hagler Bailly          PHB             Adjustments         Combined
                                                              -------------          ---             -----------         --------
Total revenues ........................................       $74,475,376        $67,745,165      $           --       $142,220,541
Cost of services ......................................        59,284,033         50,754,463                  --        110,038,496
                                                               ----------         ----------        ------------        -----------
 Gross profit .........................................        15,191,343         16,990,702                  --         32,182,045
Liquidation of subsidiary .............................                --            662,609                  --            662,609
Selling, general and administrative expenses ..........        10,388,858         15,646,826                  --         26,035,684
Stock and stock option compensation ...................         6,172,000                 --                  --          6,172,000
                                                               ----------         ----------        ------------        -----------
Income from operations ................................        (1,369,515)           681,267                  --           (688,248)
Other income (expense):
   Interest income ....................................           160,660            173,565                  --            334,225
   Interest expense ...................................        (1,304,368)          (146,379)                 --         (1,450,747)
   Other ..............................................                --            258,549                  --            258,549
                                                               ----------         ----------        ------------        -----------
Income (loss) before income tax expense ...............        (2,513,223)           967,002                  --         (1,546,221)
Income tax expense ....................................           961,319            663,640                  --          1,624,959
                                                               ----------         ----------        ------------        -----------
Net income (loss) before extraordinary gain ...........        (3,474,542)           303,362                  --         (3,171,180)
Extraordinary gain ....................................           145,904                 --                  --            145,904
                                                               ----------         ----------        ------------        -----------
Net income (loss) .....................................       $(3,328,638)        $  303,362      $           --       $ (3,025,276)
                                                              ===========         ==========      ==============        ============

Net income (loss) per share:
   Basic:
     Net income (loss) before extraordinary gain ......            $(0.64)             $0.07                                 $(0.28)
     Extraordinary gain ...............................              0.03                 --                                   0.01
     Net income (loss) ................................             (0.61)              0.07                                  (0.27)
   Diluted:
     Net income (loss) before extraordinary gain ......             (0.64)              0.07                                  (0.28)
     Extraordinary gain ...............................              0.03                 --                                   0.01
     Net income (loss) ................................             (0.61)              0.07                                  (0.27)

Weighted average shares outstanding:
   Basic ..............................................         5,441,534          4,498,684                             11,181,756
   Diluted ............................................         5,441,534          4,498,684                             11,181,756

                               Hagler Bailly, Inc.
             Pro Forma Combined Consolidated Statement of Operations
                          Year Ended December 31, 1997

                                                                          Historical
                                                                ------------------------------          Pro Forma        Pro Forma
                                                                Hagler Bailly          PHB             Adjustments       Combined
                                                                -------------          ---             -----------       --------
Revenues ..................................................      $96,099,443       $62,807,635     $           --      $158,907,078
Cost of services ..........................................       71,922,597        47,479,012                 --       119,401,609
                                                                  ----------        ----------       ------------       -----------
 Gross profit .............................................       24,176,846        15,328,623                 --        39,505,469
Liquidation of subsidiary .................................               --           328,070                 --           328,070
Selling, general and administrative expenses ..............       13,869,907        14,202,753                 --        28,072,660
Stock and stock option compensation .......................           79,869         9,884,800                 --         9,964,669
                                                                  ----------        ----------       ------------       -----------
Income from operations ....................................       10,227,070        (9,087,000)                --         1,140,070
Other income (expense):
   Interest income ........................................          969,054           222,854                 --         1,191,908
   Interest expense .......................................       (1,097,037)         (203,728)                --        (1,300,765)
   Other ..................................................               --          (292,599)                --          (292,599)
                                                                  ----------        ----------       ------------       -----------
Income (loss) before income tax expense ...................       10,099,087        (9,360,473)                --           738,614
Income tax expense ........................................        4,676,925           605,918                 --         5,282,843
                                                                  ----------        ----------       ------------       -----------
Net income (loss) before extraordinary gain ...............        5,422,162        (9,966,391)                --        (4,544,229)
Extraordinary gain, net of income tax expense
   of $177,000 ............................................        2,335,598                --                 --         2,335,598
                                                                  ----------        ----------       ------------       -----------
Net income (loss) .........................................      $ 7,757,760       $(9,966,391)    $           --      $ (2,208,631)
                                                                  ==========       ===========       ============       ===========

Net income (loss) per share:
   Basic:
     Net income (loss) before extraordinary gain ..........            $0.72            $(2.22)    $                         $(0.34)
     Extraordinary gain, net of income tax expense ........             0.31                --                                 0.18
     Net income (loss) ....................................             1.04             (2.22)                               (0.17)
   Diluted:
     Net income (loss) before extraordinary gain ..........             0.65             (2.22)                               (0.32)
     Extraordinary gain, net of income tax expense ........             0.28                --                                 0.17
     Net income (loss) ....................................             0.93             (2.22)                               (0.16)

Weighted average shares outstanding:
   Basic ..................................................        7,479,944         4,490,089                           13,209,199
   Diluted ................................................        8,313,424         4,490,089                           14,042,679

                               Hagler Bailly, Inc.
             Pro Forma Combined Consolidated Statement of Operations
                        Three Months Ended March 31, 1997

                                                                          Historical
                                                                ------------------------------          Pro Forma        Pro Forma
                                                                Hagler Bailly          PHB             Adjustments       Combined
                                                                -------------          ---             -----------       --------
Revenues ..............................................       $21,127,241        $16,021,616       $           --       $37,148,857
Cost of services ......................................        16,310,494         12,279,641                   --        28,590,135
                                                               ----------         ----------         ------------        ----------
 Gross profit .........................................         4,816,747          3,741,975                   --         8,558,722
Selling, general and administrative expenses ..........         2,506,649          3,020,016                   --         5,526,665
Stock and stock option compensation ...................            64,869                 --                   --            64,869
                                                               ----------         ----------         ------------        ----------
Income from operations ................................         2,245,229            721,959                   --         2,967,188
Other income (expense):
   Interest income ....................................                --             12,495                   --            12,495
   Interest expense ...................................          (259,369)           (43,442)                  --          (302,811)
   Other ..............................................           (36,679)           (15,364)                  --           (52,043)
                                                               ----------         ----------         ------------        ----------
Income before income tax expense ......................         1,949,181            675,648                   --         2,624,829
Income tax expense ....................................           761,049            320,796                   --         1,081,845
                                                               ----------         ----------         ------------        ----------
 Net income ...........................................        $1,188,132           $354,852       $           --        $1,542,984
                                                               ==========         ==========        =============        ==========

Net income per share:
   Basic ..............................................             $0.20              $0.09                                  $0.14
   Diluted ............................................              0.17               0.09                                   0.13

Weighted average shares outstanding:
   Basic ..............................................         5,955,746          4,160,950                             11,265,027
   Diluted ............................................         7,063,846          4,160,950                             12,373,127

                               Hagler Bailly, Inc.
             Pro Forma Combined Consolidated Statement of Operations
                        Three Months Ended March 31, 1998

                                                                        Historical
                                                              ------------------------------          Pro Forma        Pro Forma
                                                              Hagler Bailly          PHB             Adjustments       Combined
                                                              -------------          ---             -----------       --------
Revenues .............................................       $23,642,220        $15,603,875       $           --        $39,246,095
Cost of services .....................................        18,754,380         10,013,364                   --         28,767,744
                                                              ----------         ----------         ------------        -----------
 Gross profit ........................................         4,887,840          5,590,511                   --         10,478,351
Selling, general and administrative expenses .........         2,302,688          2,948,477                   --          5,251,165
Stock and stock option compensation ..................                --          2,164,800                   --          2,164,800
                                                              ----------         ----------         ------------        -----------
Income from operations ...............................         2,585,152            477,234                   --          3,062,386
Other income (expense):
   Interest income ...................................            71,353             15,895                   --             87,248
   Interest expense ..................................           (37,064)           (54,731)                  --            (91,795)
   Other .............................................                --            (43,095)                  --            (43,095)
                                                              ----------         ----------         ------------        -----------
Income before income tax expense .....................         2,619,441            395,303                   --          3,014,744
Income tax expense ...................................         1,021,426          1,052,263                   --          2,073,689
                                                              ----------         ----------         ------------        -----------
Net income (loss) ....................................        $1,598,015          $(656,960)                  --           $941,055
                                                              ==========         ==========         ============        ===========

Net income (loss) per share:
   Basic .............................................             $0.18             $(0.13)                                  $0.06
   Diluted ...........................................              0.17              (0.13)                                   0.06

Weighted average shares outstanding:
   Basic .............................................         8,869,844          5,174,722                              15,472,675
   Diluted ...........................................         9,681,251          5,174,722                              16,284,082

             HAGLER BAILLY, INC. AND PUTNAM, HAYES & BARTLETT, INC.
          NOTES TO PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.   Stockholders' Equity

     Stockholders' equity has been adjusted to reflect the following:

     I. Common stock - common stock has been adjusted to reflect the exchange of 5,172,500 shares of PHB common stock for 6,600,000 shares of Hagler Bailly common stock.

     II. Additional paid-in capital - Adjustments to additional paid in capital are limited to those necessary to offset the adjustments to the par value of common stock.

            Annex F - Massachusetts Law Concerning Dissenters' Rights

                 Massachusetts Law Concerning Dissenters' Rights


87 NOTICE OF STOCKHOLDERS MEETING TO CONTAIN STATEMENT AS TO APPRAISAL RIGHTS.--The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

     "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the right and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

88 NOTICE TO OBJECTING STOCKHOLDER THAT CORPORATE ACTION HAS BECOME EFFECTIVE.--The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed written objection 1 meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

89 DEMAND FOR PAYMENT BY OBJECTING STOCKHOLDER.--If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

90 DETERMINATION OF VALUE OF STOCK BY SUPERIOR COURT.--If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

91 BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF ETC; PARTIES TO BILL ETC; SERVICE OF BILL ON CORPORATION; NOTICE TO STOCKHOLDER PARTIES ETC.--If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

92 BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC; ENTRY OF DECREE DETERMINING VALUE OF STOCK; DATE ON WHICH VALUE IS TO BE DETERMINED.--After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

93 BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; COURT MAY REFER BILL, ETC., TO SPECIAL MASTER TO HEAR PARTIES, ETC.--The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

94 BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; STOCKHOLDER PARTIES MAY BE REQUIRED TO SUBMIT THEIR STOCK CERTIFICATES FOR NOTATION THEREON OF PENDENCY OF BILL, ETC.--On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

95 BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; TAXATION OF COSTS, ETC.; INTEREST ON AWARD, ETC.--The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

96 STOCKHOLDER DEMANDING PAYMENT FOR STOCK NOT ENTITLED TO NOTICE OF STOCKHOLDERS' MEETINGS OR TO VOTE STOCK OR TO RECEIVE DIVIDENDS, ETC.; EXCEPTIONS.--Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless: (1) A bill shall not be filed within the time provided in section ninety; (2) A bill, if filed, shall be dismissed as to such stockholder; or (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

Notwithstanding  the  provisions  of  clauses  (1)  to  (3),   inclusive,   said
stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

97 CERTAIN SHARES PAID FOR BY CORPORATION TO HAVE STATUS OF TREASURY STOCK, ETC.--The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

98 ENFORCEMENT BY STOCKHOLDER OF RIGHT TO RECEIVE PAYMENT FOR HIS SHARES TO BE EXCLUSIVE REMEDY; EXCEPTION.--The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

REVOCABLE PROXY

                         Putnam, Hayes & Bartlett, Inc.

           This Proxy is Solicited on Behalf of The Board of Directors

     The undersigned stockholder of Putnam, Hayes & Bartlett, Inc. ("PHB") hereby appoints Howard W. Pifer III and William E. Dickenson, or any of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the special meeting of stockholders (the "PHB Meeting") to be held at 10:00 a.m. on August 27, 1998 at PHB's offices located at 1776 I "Eye" Street, N.W., Washington, D.C. 20006 and at any adjournments thereof, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

     This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: (1) TO APPROVE AND ADOPT AN AGREEMENT AND PLAN OF MERGER, DATED AS OF JUNE 11, 1998, AND THE MERGER PROVIDED FOR THEREIN, AMONG HAGLER BAILLY, INC. ("HAGLER BAILLY"), PHB MERGER CORP. AND PHB, PURSUANT TO WHICH (i) PHB MERGER CORP., A WHOLLY OWNED SUBSIDIARY OF HAGLER BAILLY, WILL BE MERGED WITH AND INTO PHB, WITH PHB SURVIVING THE MERGER AS A WHOLLY OWNED SUBSIDIARY OF HAGLER BAILLY AND (ii) EACH SHARE OF PHB COMMON STOCK WILL BE CONVERTED INTO THE RIGHT TO RECEIVE A NUMBER OF SHARES OF HAGLER BAILLY COMMON STOCK EQUAL TO 6,600,000 DIVIDED BY THE OUTSTANDING SHARES OF PHB COMMON STOCK, AND (2) IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS OF PHB AS TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. The undersigned stockholder may revoke this proxy at any time before it is voted by
(i) delivering to the Corporate Clerk of PHB a written notice of revocation prior to the PHB Meeting, (ii) delivery to PHB prior to the PHB Meeting a duly executed proxy bearing a later date, or (iii) attending the PHB Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of PHB's Notice of Special Meeting and Joint Proxy Statement/PPM.

     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

             (continued and to be signed and dated on reverse side)


                                                                ----------------
                                                                      See
                                                                  Reverse Side
                                                                ----------------

                                                                  ------------
                                                                        X
                                                                  ------------
                                                                Please mark your
                                                                  votes as this.

                                  -------------
                             Shares of Common Stock

Proposal:      To approve and adopt the Agreement  and Plan of Merger,  dated as of June 11, 1998, among Hagler Bailly, PHB Merger Corp. and PHB, and the Merger provided for therein, pursuant to which (i) PHB
               Merger Corp. will be merged with and into PHB, with PHB as the surviving corporation and a wholly owned subsidiary of Hagler
               Bailly, and (ii) each share of PHB Common Stock will be converted into the right to receive a number of shares of Hagler Bailly
               Common Stock equal to 6,600,000 divided by the outstanding shares of PHB Common Stock.

               FOR                       AGAINST                    ABSTAIN
               |_|                       |_|                        |_|

Other Matters: The proxies are  authorized  to vote upon such other  business as may properly come before the meeting, or any adjournments or postponements thereof, in accordance with the determination of a majority of PHB's Board of Directors.

Date:     _____________________________

          _____________________________

          _____________________________
           Signature of Stockholder or
            Authorized Representative


      Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

REVOCABLE PROXY

                               HAGLER BAILLY, INC.

           This Proxy is Solicited on Behalf of The Board of Directors

     The undersigned stockholder of Hagler Bailly, Inc. ("Hagler Bailly") hereby appoints Daniel M. Rouse and Stephen V.R. Whitman, or any of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the special meeting of stockholders (the "Hagler Bailly Meeting") to be held at 2:00 p.m. on August 27, 1998, at 1530 Wilson Boulevard, Suite 400, Arlington, Virginia 22209 and at any adjournments thereof, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

     This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: (1) TO APPROVE THE ISSUANCE OF ADDITIONAL SHARES OF HAGLER BAILLY COMMON STOCK TO STOCKHOLDERS OF PUTNAM, HAYES & BARTLETT, INC. ("PHB") AS PART OF HAGLER BAILLY'S ACQUISITION OF PHB, (2) TO APPROVE THE AMENDMENT OF HAGLER BAILLY'S CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF HAGLER BAILLY COMMON STOCK FROM 20,000,000 TO 50,000,000; (3) TO APPROVE THE AMENDMENT TO THE HAGLER BAILLY, INC. EMPLOYEE INCENTIVE AND NON-QUALIFIED STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN FROM 3,200,000 TO 5,000,000; AND (4) IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS OF HAGLER BAILLY AS TO OTHER MATTERS. The undersigned stockholder may revoke this proxy at any time before it is voted by (i) delivering to the Corporate Secretary of Hagler Bailly a written notice of revocation prior to the Hagler Bailly Meeting, (ii) delivery to Hagler Bailly prior to the Hagler Bailly Meeting a duly executed proxy bearing a later date, or (iii) attending the Hagler Bailly Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of Hagler Bailly's Notice of Special Meeting and Joint Proxy Statement/PPM.

     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

             (continued and to be signed and dated on reverse side)

                                                                ----------------
                                                                      See
                                                                  Reverse Side
                                                                ----------------

                                                                  ------------
                                                                        X
                                                                  ------------
                                                                Please mark your
                                                                  votes as this.

                                   -----------
                             Shares of Common Stock

Proposal 1:    To approve the  issuance of  additional  shares of Hagler  Bailly
               Common Stock to stockholders of PHB as part of Hagler Bailly's acquisition of PHB.

               FOR                       AGAINST                    ABSTAIN
               |_|                       |_|                        |_|

Proposal 2:    To  approve  the  amendment  of Hagler  Bailly's  Certificate  of
               Incorporation to increase the number of authorized shares of Hagler Bailly common stock from 20,000,000 to 50,000,000.

               FOR                       AGAINST                    ABSTAIN
               |_|                       |_|                        |_|

Proposal 3:    To approve the  amendment  to the Hagler  Bailly,  Inc.  Employee
               Incentive and  Non-Qualified  Stock Option and  Restricted  Stock
               Plan to increase the number of shares authorized to be issued under the plan from 3,200,000 to 5,000,000.

               FOR                       AGAINST                    ABSTAIN
               |_|                       |_|                        |_|

Other Matters: The proxies are  authorized  to vote upon such other  business as may properly come before the Hagler Bailly Meeting, or any adjournments or postponements thereof, in accordance with the determination of a majority of Hagler Bailly's Board of Directors.

Date:     _____________________________

          _____________________________

          _____________________________
           Signature of Stockholder or
            Authorized Representative


       Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.